EXHIBIT 10.9

                 SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                         Dated as of October 15, 1996

                                    among

                      METTLER-TOLEDO INTERNATIONAL INC.
                          (survivor of the merger of
                              MT Investors Inc.
                      and Mettler-Toledo Holding Inc.),
                                as Guarantor,

                             METTLER-TOLEDO, INC.
               (survivor of the merger of MT Acquisition Corp.
                          and Mettler-Toledo, Inc.)

                                     and

                          METTLER-TOLEDO HOLDING AG,
                                as Borrowers,

                          SAFELINE HOLDING COMPANY,
                               as UK Borrower,

                             METTLER-TOLEDO INC.,
                            as Canadian Borrower,

              THE SUBSIDIARY SWING LINE BORROWERS NAMED HEREIN,

                             MERRILL LYNCH & CO.,
                     as Arranger and Documentation Agent,

                           THE BANK OF NOVA SCOTIA,
                           as Administrative Agent,

                           THE BANK OF NOVA SCOTIA,
                              as Canadian Agent,

                          THE CO-AGENTS NAMED HEREIN

                                     and

                THE OTHER FINANCIAL INSTITUTIONS PARTY HERETO

                 AMENDED AND RESTATED AS OF NOVEMBER 19, 1997





                              TABLE OF CONTENTS



                                  ARTICLE I
                              DEFINITIONS, ETC.
                              -----------------

  1.1   Certain Defined Terms............................................    2
  1.2   Other Interpretive Provisions....................................   45
  1.3   Accounting Principles............................................   46
  1.4   Currency Equivalents Generally...................................   46
  1.5   Principle of Deemed Reinvestment.................................   46
  1.6   Effect on Original Credit Agreement and Other Loan Documents.....   46
  1.7   Payments on Second Amendment and Restatement Date; Assignments
        on Second Amendment and Restatement Date; etc....................   47
  1.8   Certain Transactions Exempted....................................   48
  1.9   Repayment of Safeline Funds......................................   48

                                  ARTICLE II
                                  THE CREDITS
                                  -----------

  2.1   Amounts and Terms of Commitments and Loans.......................   49
  2.2   Evidence of Debt; Notes..........................................   52
  2.3   Procedure for Borrowings (Other Than Canadian Borrowings)........   53
  2.3A  Procedure for Canadian Borrowings................................   54
  2.4   Conversion and Continuation Elections for Borrowings
        (Other Than Canadian Borrowings).................................   54
  2.4A  Conversion and Continuation Elections for Canadian Borrowings....   56
  2.5   Utilization of Commitments in Offshore Currencies................   57
  2.6   Reduction or Termination of Commitments..........................   60
  2.7   Prepayments......................................................   60
  2.8   Currency Exchange Fluctuations...................................   64
  2.9   Repayment........................................................   65
  2.10  Interest.........................................................   67
  2.11  Fees.............................................................   67
          (a) Arrangement, Agency Fees...................................   68
          (b) Facility Fees..............................................   68
          (c) Canadian Facility Fees.....................................   68
  2.12  Computation of Fees, Interest and Dollar Equivalent Amount.......   68
  2.13  Payments by Each Applicable Borrower.............................   69
  2.14  Payments by the Lenders to the Applicable Agent..................   69
  2.15  Adjustments......................................................   70
  2.16  Swing Line Commitment............................................   70
  2.17  Borrowing Procedures for Swing Line Loans........................   71
  2.18  Refunding of Swing Line Loans....................................   72
  2.19  Participations in Swing Line Loans...............................   73
  2.20  Swing Line Participation Obligations Unconditional...............   73
  2.21  Conditions to Swing Line Loans...................................   74
  2.22  Substitution of Lenders in Certain Circumstances.................   74
  2.23  Qualified Foreign Lender Notes...................................   75

                                 ARTICLE III
                            THE LETTERS OF CREDIT
                            ---------------------

  3.1   The Letter of Credit Subfacility.................................   75
  3.2   Issuance, Amendment and Renewal of Letters of Credit.............   77
  3.3   Risk Participations, Drawings and Reimbursements.................   79
  3.4   Repayment of Participations......................................   81
  3.5   Role of the L/C Lender...........................................   81
  3.6   Obligations Absolute.............................................   82
  3.7   Cash Collateral Pledge...........................................   82
  3.8   Letter of Credit Fees............................................   82
  3.9   Uniform Customs and Practice.....................................   83
  3.10  Letters of Credit for the Account of Subsidiaries................   83


                                  ARTICLE IV
                NET PAYMENTS, YIELD PROTECTION AND ILLEGALITY
                ---------------------------------------------

  4.1   Net Payments.....................................................   83
  4.2   Illegality.......................................................   88
  4.3   Increased Costs and Reduction of Return..........................   89
  4.4   Funding Losses...................................................   90
  4.5   Inability To Determine Rates.....................................   91
  4.6   Reserves on LIBOR Rate Loans; MLA Costs..........................   92
  4.7   Certificates of Lenders..........................................   92
  4.8   Substitution of Lenders..........................................   92
  4.9   Right of Lenders To Fund Through Branches and Affiliates.........   93


                                  ARTICLE V
                             CONDITIONS PRECEDENT
                             --------------------

  5.1   Conditions of Initial Loans......................................   93
  5.1A  Conditions of Loans To Effect the Safeline Acquisition...........   93
  5.2   Conditions to All Credit Extensions..............................   93
          (a)  Notice, Application.......................................   93
          (b)  Continuation of Representations and Warranties............   93
          (c)  No Existing Default; No Legal Bar ........................   93
  5.3   Conditions to Effectiveness of Second Amended and Restated
        Credit Agreement.................................................   94
          (a)  Second Amended and Restated Credit Agreement; Ratification
               of Security Documents by Loan Parties; Notes; Holding
               Guarantee and US Borrower Guarantee.......................   94
          (b)  Opinions of Counsel.......................................   94
          (c)  Corporate Documents.......................................   94
          (d)  Accuracy of Representations and Warranties................   95
          (e)  Adverse Change, etc.......................................   95
          (f)  Litigation................................................   95
          (g)  Approvals.................................................   95
          (h)  Payment Adjustments; Second Amendment and Restatement
               Assignments...............................................   95
          (i)  Certificate...............................................   95
          (j)  Initial Public Offering...................................   96
          (k)  Tender Offer or Redemption of Senior Subordinated Notes...   96
  5.4   Delivery of Documents............................................   96


                                  ARTICLE VI
                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

  6.1   Corporate Status.................................................   96
  6.2   Authority........................................................   97
  6.3   No Conflicts; Consents...........................................   97
  6.4   Binding Effect...................................................   97
  6.5   Litigation.......................................................   97
  6.6   No Default.......................................................   98
  6.7   Benefit Plans....................................................   98
  6.8   Use of Proceeds; Margin Regulations..............................   98
  6.9   Financial Condition; Financial Statements; Solvency; etc.........   98
  6.10  Properties.......................................................   99
  6.11  Taxes............................................................  100
  6.12  Environmental Matters............................................  100
  6.13  Regulated Entities...............................................  102
  6.14  Employee and Labor Matters.......................................  102
  6.15  Intellectual Property............................................  102
  6.16  Subsidiaries.....................................................  103
  6.17  Existing Indebtedness............................................  103
  6.18  True and Complete Disclosure.....................................  103
  6.19  Security Interests...............................................  103
  6.20  Representations and Warranties in Basic Documents................  104
  6.21  M-T Acquisition and Safeline Acquisition.........................  104
  6.22  Broker's Fees....................................................  104
  6.23  Assignment of Rights Under M-T Acquisition Documents.............  105
  6.24  IPO and Repurchase of Senior Subordinated Notes..................  105


                                 ARTICLE VII
                            AFFIRMATIVE COVENANTS
                            ---------------------

  7.1   Financial Statements, etc........................................  105
  7.2   Certificates; Other Information..................................  106
  7.3   Notices..........................................................  107
  7.4   Preservation of Corporate Existence, etc.........................  108
  7.5   Maintenance of Property; Insurance...............................  108
  7.6   Payment of Obligations...........................................  108
  7.7   Compliance with Environmental Laws...............................  109
  7.8   Compliance with ERISA............................................  109
  7.9   Inspection of Property and Books and Records.....................  109
  7.10  End of Fiscal Years; Fiscal Quarters.............................  110
  7.11  Use of Proceeds..................................................  110
  7.12  Further Assurances...............................................  110
  7.13  Equal Security for Loans and Notes; No Further Negative Pledges..  110
  7.14  Pledge of Additional Collateral..................................  111
  7.15  Security Interests...............................................  112
  7.16  Interest Rate Protection.........................................  112
  7.17  Currency and Commodity Hedging Transactions......................  112
  7.18  Foreign Subsidiaries Security....................................  113
  7.19  Register.........................................................  113
  7.20  New Subsidiaries.................................................  114
  7.21  Assumption by Mettler-Toledo, Inc................................  114
  7.22  Post-Closing Obligations.........................................  114


                                 ARTICLE VIII
                              NEGATIVE COVENANTS
                              ------------------

  8.1   Limitation on Liens..............................................  116
  8.2   Consolidations, Mergers and Disposition of Assets................  118
  8.3   Leases. . .......................................................  120
  8.4   Loans and Investments............................................  120
  8.5   Limitation on Indebtedness.......................................  124
  8.6   Transactions with Affiliates.....................................  126
  8.7   Use of Proceeds..................................................  126
  8.8   Contingent Obligations...........................................  127
  8.9   Restrictions on Subsidiaries.....................................  128
  8.10  Fixed Charge Coverage Ratio......................................  128
  8.11  Minimum Net Worth................................................  129
  8.12  Debt to EBITDA Ratio.............................................  129
  8.13  Restricted Payments..............................................  129
  8.14  ERISA. . . . . . . . ............................................  130
  8.15  Change in Business...............................................  130
  8.16  Accounting Changes ..............................................  131
  8.17  Prepayments of Senior Subordinated Notes, etc....................  131
  8.18  Amendments to Other Documents....................................  131
  8.19  Capital Expenditures.............................................  131
  8.20  Sale and Lease-Backs.............................................  132
  8.21  Sale or Discount of Receivables..................................  132
  8.22  Creation of Subsidiaries.........................................  133
  8.23  Designated Senior Debt...........................................  133
  8.24  Issuance or Disposal of Subsidiary Stock.........................  133
  8.25  Limitation on Other Restrictions on Amendment of Basic Documents.  134
  8.26  Limitation on Swing Line Lenders.................................  134


                                  ARTICLE IX
                              EVENTS OF DEFAULT
                              -----------------

  9.1   Event of Default.................................................  134
          (a)  Non-Payment...............................................  134
          (b)  Representation or Warranty................................  134
          (c)  Specific Defaults.........................................  134
          (d)  Other Defaults............................................  134
          (e)  Cross-Default.............................................  134
          (f)  Insolvency; Voluntary Proceedings.........................  135
          (g)  Involuntary Proceedings...................................  135
          (h)  ERISA.....................................................  135
          (i)  Monetary Judgments........................................  135
          (j)  Non-Monetary Judgments....................................  136
          (k)  Guarantees................................................  136
          (l)  Security Documents........................................  136
          (m)  Change of Control.........................................  136
          (n)  Environmental Events......................................  136
  9.2     Remedies.......................................................  136
  9.3     Rights Not Exclusive...........................................  137


                                  ARTICLE X
                                  THE AGENTS
                                  ----------

 10.1     Appointment and Authorization..................................  137
 10.2     Delegation of Duties...........................................  138
 10.3     Exculpatory Provisions.........................................  138
 10.4     Reliance by Agents.............................................  139
 10.5     Notice of Default..............................................  139
 10.6     Credit Decision................................................  139
 10.7     Indemnification ...............................................  140
 10.8     Agents in Individual Capacity..................................  140
 10.9     Successor Agents...............................................  141
 10.10    Holders........................................................  141
 10.11    Failure To Act.................................................  141


                                  ARTICLE XI
                                MISCELLANEOUS
                                -------------

 11.1     Amendments and Waivers.........................................  141
 11.2     Notices........................................................  144
 11.3     No Waiver; Cumulative Remedies.................................  144
 11.4     Expenses, Indemnity, etc.......................................  145
 11.5     Payments Pro Rata..............................................  146
 11.6     Payments Set Aside.............................................  146
 11.7     Successors and Assigns.........................................  147
 11.8     Assignments and Participations, etc............................  147
 11.9     Confidentiality................................................  149
 11.10    Set-off........................................................  150
 11.11    Notification of Addresses, Lending Offices, etc................  150
 11.12    Counterparts...................................................  150
 11.13    Severability; Modification To Conform to Law...................  150
 11.14    No Third Parties Benefitted....................................  151
 11.15    Governing Law; Submission to Jurisdiction; Venue...............  151
 11.16    Waiver of Jury Trial...........................................  151
 11.17    Judgment.......................................................  151
 11.18    Prior Understandings...........................................  152
 11.19    Survival.......................................................  152
 11.20    CH Foreign Subsidiary Mortgages................................  152
 11.21    Release of Collateral..........................................  153
 11.22    Amendments Effective Regardless of Effectiveness of Second
          Amended and Restated Credit Agreement..........................  153


          Signatures.....................................................  S-1



ANNEXES
-------

Annex A          Agent's Payment Offices for
                 Offshore Currency Loans

SCHEDULES
---------

Schedule 1.1(a)  Ciba Loan Documents
Schedule 1.1(b)  Calculation of the MLA Cost
Schedule 1.1(c)  Mortgaged Properties
Schedule 1.1(d)  M-T Acquisition Documents
Schedule 1.1(e)  Non-Guarantor Subsidiaries
Schedule 1.1(f)  Safeline Acquisition Documents
Schedule 1.7(a)  Payment Adjustments
Schedule 1.7(b)  Amendment and Restatement Assignments
Schedule 1.8     Certain Exempted Transactions
Schedule 2.1     Commitments and Pro Rata Shares
Schedule 2.1(c)  Canadian Lenders and Percentages
Schedule 5.1(p)  Debt To Be Repaid
Schedule 5.1A(o) Debt To Be Repaid of Safeline Limited and Its Subsidiaries
Schedule 5.3(a) Subsidiaries To Execute and Deliver Ratification Agreement After Amendment and Restatement Date
Schedule 6.5     Litigation
Schedule 6.12    Environmental Matters
Schedule 6.15    Intellectual Property
Schedule 6.16    Subsidiaries and Minority Interests
Schedule 6.17    Existing Indebtedness
Schedule 6.17A   Existing Indebtedness of Safeline Limited and Its
                 Subsidiaries
Schedule 6.21    Certain Consents
Schedule 6.22    Broker's Fees
Schedule 7.22    Subsidiaries To Enter into Loan Documents Post-Closing
Schedule 8.1(a)  Certain Existing Liens as of the Original Closing Date
Schedule 8.1(w) Certain Liens on Safeline Limited and Its Subsidiaries as of the Safeline Closing Date
Schedule 8.2(i)  Certain Asset Sales
Schedule 8.2(i)(A) Certain Additional Assets Sale of Properties
Schedule 8.4(j)  Investments Made in Connection with the M-T Acquisition
Schedule 8.4(o) Existing Investments and Investments To Be Made Under Binding Agreements
Schedule 8.8     Contingent Obligations
Schedule 8.8A    Contingent Obligations of Safeline Limited and Its
                 Subsidiaries
Schedule 11.2    Addresses for Notices


EXHIBITS
--------

Exhibit A-1      Form of Notice of Canadian Borrowing
Exhibit A-2      Form of Notice of Borrowing
Exhibit B-1      Form of Notice of Conversion/Continuation
Exhibit B-2      Form of Canadian Notice of Conversion/Continuation
Exhibit C        Form of Compliance Certificate
Exhibit D        Form of Security Agreement
Exhibit E-1      Form of CH Borrower Guarantee
Exhibit E-2      Form of Amended and Restated Domestic Subsidiary Guarantee
Exhibit E-3      [Reserved]
Exhibit E-4      Form of  Amended  and  Restated Holding Guarantee
Exhibit E-5      Form of Amended and Restated US Borrower Guarantee
Exhibit F-1      Form of Opinion of Fried, Frank, Harris, Shriver
                 & Jacobson
Exhibit F-2      Form of Local Counsel Opinion to the Domestic
                 Loan Parties
Exhibit F-3      Form of Opinion of Fried, Frank, Harris, Shriver & Jacobson
                 To Be Delivered on the Amendment and Restatement Date
Exhibit F-4      Form of Opinion of Fried, Frank, Harris, Shriver & Jacobson
                 To Be Delivered on the Safeline Closing Date
Exhibit F-5      Form of Opinion of Counsel to Canadian Borrower
Exhibit F-6      Form of Opinion of Counsel to UK Borrower
Exhibit F-7      Form of Opinion of Fried, Frank, Harris, Shriver &
                 Jacobson To Be Delivered on the Second Amendment and
                 Restatement Date
Exhibit G        Form of Assignment and Acceptance
Exhibit H-1      Form of Tranche A-CHF Term Note
Exhibit H-2      [Reserved]
Exhibit H-3      Form of Tranche A-UK Term Note
Exhibit H-4      Form of Tranche A-US Term Note
Exhibit H-5      Form of Revolving Note
Exhibit H-5A     Form of Canadian Revolving Note
Exhibit H-6      Form of Swing Line Note
Exhibit H-7      Form of QFL A-US Note
Exhibit H-8      Form of QFL A-CHF Note
Exhibit H-9      Form of QFL A-UK Note
Exhibit I        Form of Mortgage
Exhibit J-1      Form of Domestic Subsidiary Securities Pledge Agreement
Exhibit J-2      [Reserved]
Exhibit J-3      Form of Holding Securities Pledge Agreement
Exhibit J-4      Form of US Borrower Securities Pledge Agreement
Exhibit K        Form of Interest Rate Certificate
Exhibit L-1      Form of Section 4.1(f)(i) Certificate
Exhibit L-2      Form of Section 4.1(f)(v) Certificate
Exhibit M        Form of Assumption Agreement
Exhibit N        Form of Intercreditor Agreement
Exhibit O        Form of Ratification Agreement



                 SECOND AMENDED AND RESTATED CREDIT AGREEMENT


     This SECOND AMENDED AND RESTATED CREDIT AGREEMENT is entered into as of October 15, 1996, among METTLER-TOLEDO INTERNATIONAL INC. (the survivor of the merger of MT Investors Inc. and Mettler-Toledo Holding Inc.), a Delaware corporation (together with its successors, "Holding"); METTLER-TOLEDO, INC. (the survivor of the merger of MT Acquisition Corp. (a Delaware corporation) and Mettler-Toledo, Inc.), a Delaware corporation (together with its successors, "US Borrower"); METTLER-TOLEDO HOLDING AG, a corporation organized under the laws of Switzerland and, after giving effect to the M-T Acquisition, a Wholly-Owned Subsidiary of US Borrower (together with its successors, "CH Borrower" and, together with US Borrower; the "Borrowers");
SAFELINE HOLDING COMPANY, an unlimited liability company organized under the laws of the United Kingdom, as UK Borrower; METTLER-TOLEDO INC., a Canadian corporation, as Canadian Borrower; the several SUBSIDIARY SWING LINE BORROWERS named herein; the several financial institutions from time to time party to this Agreement (collectively the "Lenders"; individually each a "Lender"); MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as arranger and documentation agent (together with its successors, the "Arranger" or "Documentation Agent"); THE BANK OF NOVA SCOTIA ("Scotiabank"), as Administrative Agent (together with its successors, the "Administrative Agent"), a Swing Line Lender and L/C Lender; THE BANK OF NOVA SCOTIA, as Canadian Agent (together with its successors, the "Canadian Agent"); CREDIT SUISSE FIRST BOSTON, as a Swing Line Lender and as a co-agent; ABN AMRO BANK, as a co-agent; BANK OF TOKYO-MITSUBISHI TRUST COMPANY, as a co-agent; BANKERS TRUST COMPANY, as a co-agent; COMPAGNIE FINANCIERE DE CIC ET DE L'UNION EUROPENNE, as a co-agent; GOLDMAN SACHS, as a co-agent; THE INDUSTRIAL BANK OF JAPAN TRUST COMPANY, as a co-agent; and SOCIETE GENERALE, as a co-agent
(together with Credit Suisse First Boston in its capacity as a co-agent, ABN AMRO Bank, Bank of Tokyo-Mitsubishi Trust Company, Bankers Trust Company, Compagnie Financiere de CIC et de L'Union Europenne, Goldman Sachs, The Industrial Bank of Japan Trust Company, PNC Bank and Societe Generale and each of their respective successors, the "Co-Agents"), as provided herein, and is amended and restated as of November 19, 1997.

     WHEREAS, subject to the terms and conditions of this Agreement, to finance in part the M-T Acquisition, to repay certain existing Indebtedness of the Borrowers and their Subsidiaries, to pay fees and expenses in connection with the M-T Acquisition Transactions and, after the Original Closing Date, to provide working capital to, and for general corporate purposes of, US Borrower and the Subsidiaries and to provide for the making of the Ciba Loan,

          (i) the Lenders made the Term Loans (as defined in the Original Credit Agreement) to the Borrowers on the Original Closing Date; and

          (ii) the Lenders agreed to make available, during the period from the Original Closing Date until 30 Business Days prior to the Revolving Loan Maturity Date, (a) to the Borrowers, a revolving multicurrency credit facility with letter of credit and swing line subfacilities, and (b) to the Subsidiary Swing Line
     Borrowers, the swing line subfacility and the letter of credit subfacility,

     WHEREAS, immediately following or in connection with the consummation of the M-T Acquisition the rights and obligations of MT Acquisition Corp. as "US Borrower" under and pursuant to the Loan Documents were assumed (the "Assumption") by Mettler-Toledo, Inc. pursuant to the Assumption Agreement,

     WHEREAS, the Lenders, the Agents (as defined in the Original Credit Agreement), the Co-Agents, MT Acquisition Corp. (which merged into Mettler-Toledo, Inc.), CH Borrower and the Subsidiary Swing Line Borrowers originally entered into that certain Credit Agreement dated as of October 15, 1996 (the "Original Credit Agreement") prior to the consummation of the M-T Acquisition, which has been consummated, and, together with the UK Borrower, Canadian Borrower and Canadian Agent, entered into the Amended and Restated Credit Agreement in order to amend and restate the Original Credit Agreement to provide for Letters of Credit to be issued by the Swing Line Lenders for the account of the Subsidiary Swing Line Borrowers on the terms and conditions set forth in the Amended and Restated Credit Agreement, to provide for the extensions of credit to be made hereunder in connection with the Safeline Acquisition on the terms and conditions set forth in the Amended and Restated Credit Agreement, to provide for the conversion of the term extensions of credit existing as of the Amendment and Restatement Date into term extensions of credit under the Amended and Restated Credit Agreement, to provide for the increased Revolving Facility Commitments set forth herein, to provide for the Revolving Facility Commitments to be available for UK Borrower (subject to the limitation herein) on the terms and conditions herein set forth, to provide for a Canadian Dollar revolving credit facility to be made available to Canadian Borrower on the terms and conditions herein set forth, and to make such other amendments thereto as were evidenced by the Amended and Restated Credit Agreement,

     WHEREAS, the Lenders, the Agents, the Co-Agents, the Borrowers, Canadian Borrower, UK Borrower and the Subsidiary Swing Line Borrowers are entering into this Second Amended and Restated Credit Agreement in order to amend and restate the Original Credit Agreement as amended and restated by the Amended and Restated Credit Agreement to provide for the conversion of term extensions of credit existing as of the Second Amendment and Restatement Date into term extensions of credit under this Agreement as amended and restated as of the Second Amendment and Restatement Date, to provide for an increase in the Revolving Facility Commitments and to make such other amendments as are evidenced hereby,

     WHEREAS, in connection with the effectiveness of this Second Amended and Restated Credit Agreement (i) MT Investors Inc. and Mettler-Toledo Holding Inc. will merge and the survivor will be named Mettler-Toledo International Inc., (ii) Mettler-Toledo International Inc. will effect an initial public offering of its common stock, and
(iii) U.S. Borrower will effect a tender offer for its outstanding U.S. $135.0 million 9 3/4% senior subordinated notes due 2006, and

     WHEREAS, the Borrowers, Canadian Borrower, UK Borrower, the Subsidiary Swing Line Borrowers, the Lenders, the Agents and the Co-Agents intend that (a) all obligations of the parties under the Original Credit Agreement as amended to the Second Amendment and Restatement Date shall continue to exist under and be evidenced by this Agreement and the other Loan Documents, and (b) except as expressly stated herein or amended hereby, the Original Credit
Agreement and the other Loan Documents as amended to the Second Amendment and Restatement Date are ratified and confirmed as remaining unmodified and in full force and effect with respect to all Obligations.

     NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree that the Original Credit Agreement as amended to the Second Amendment and Restatement Date is hereby amended and restated in its entirety as follows:


                              ARTICLE I.

                           DEFINITIONS, ETC.
                           -----------------

     1.1. Certain Defined Terms. The following terms have the following meanings:

     ABR Loan means a Loan or an L/C Advance that bears interest based on the Alternate Base Rate. ABR Loans may only be made in U.S. Dollars.

     Acquisition means any transaction or series of related transactions for the purpose of or resulting, directly or indirectly, in (a) the acquisition of all or substantially all of the assets of a Person, or of any business or division of a Person, (b) the acquisition of in excess of 50% of the capital stock, partnership interests, membership interests or equity of any Person, or otherwise causing any Person to become a Subsidiary, or (c) a merger or consolidation or any other combination with another Person.

     Additional Collateral -- see Section 7.14.

     Adjusted Working Capital means the remainder of: (a) (i) the consolidated current assets of US Borrower and the Subsidiaries, less
(ii) the amount of cash and Cash Equivalents included in such consolidated current assets; less (b) (i) consolidated current liabilities of US Borrower and the Subsidiaries, less (ii) the amount of short-term Indebtedness (including Revolving Facility Loans and current maturities of long-term Indebtedness) of US Borrower and the Subsidiaries included in such consolidated current liabilities.

     Adjustment  Date -- see the definition of Assumed Swing Line Loan
Amount.

     Administrative Agent -- see the introduction to this Agreement.

     Administrative Agent's Fee Letter -- see subsection 2.11(a).

     AEA means AEA Investors Inc., a Delaware corporation, and its successors.

     Affiliate means, as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities or membership interests, by contract, or otherwise.

     Agents means the Documentation Agent, the Canadian Agent and the Administrative Agent; and Agent means the Documentation Agent, the Canadian Agent or the Administrative Agent.

     Agent's Payment Office means (i) in respect of payments by the Borrowers or UK Borrower in U.S. Dollars, The Bank of Nova Scotia, One Liberty Plaza, 26th Floor, New York, New York 10006 or such other address as the Administrative Agent may from time to time specify in accordance with Section 11.2, (ii) in the case of payments by the Borrowers, UK Borrower, or the UK Swing Line Borrowers in any Offshore Currency, as set forth in Annex A or such other address as the Administrative Agent may from time to time specify in accordance with
Section 11.2, and (iii) in the case of payments by Canadian Borrower, the address for payments set forth on Schedule 11.2 for the Canadian Agent or such other address as the Canadian Agent may from time to time specify in accordance with Section 11.2.

     Agreed Alternative Currency -- see subsection 2.5(e).

     Agreement   means  this  Second   Amended  and  Restated   Credit
Agreement, as amended and in effect from time to time.

     Aggregate Outstanding Revolving Credit means as to any Revolving Facility Lender at any time an amount equal to the sum of (a) the aggregate unpaid principal Dollar Equivalent amount at such time of all Revolving Loans made by such Revolving Facility Lender, (b) such Revolving Facility Lender's Pro Rata Share of the Effective Amount of all outstanding L/C Obligations (other than Subsidiary L/C Obligations, except those of the UK Swing Line Borrowers) at such time, and (c) such Revolving Facility Lender's Pro Rata Share of the aggregate Dollar Equivalent amount of all outstanding Swing Line Loans (which for all purposes, other than any Revolving Loan made pursuant to Section 2.18, any Swing Line Loan made pursuant to Section 2.16 and any Revolving Loan to be made pursuant to Section 3.3 and except as otherwise expressly provided herein, shall include such Lender's Pro Rata Share of the Assumed Swing Line Loan Amount).

     Alternate Base Rate means, for any day, with respect to all ABR Loans, a fluctuating rate of interest per annum (rounded, if necessary, to the nearest 1/100 of 1%) equal to the higher of: (a) 0.50% per annum above the latest U.S. Federal Funds Rate; and (b) the per annum rate of interest in effect for such day as published in The Wall Street Journal (or a comparable publication if The Wall Street Journal is not then published) as the "Prime Rate" for major money center banks in the United States.

     Amended and Restated Credit Agreement means the Original Credit Agreement as amended and restated as of May 29, 1997 upon satisfaction or waiver of the conditions precedent set forth in Section 5.3 (as such Section was in effect on the Amendment and Restatement Date) prior to the Second Amendment and Restatement Date.

     Amendment and Restatement Date means the date on which all conditions precedent set forth in Section 5.3 (as such Section was in effect on the Amendment and Restatement Date) were satisfied or waived by the Required Lenders, the Agents, the Swing Line Lenders, each L/C Lender and the Co-Agents (May 29, 1997).

     Amortization Payments means, as to any Term Loan Facility, the scheduled repayments of the Term Loans of such Term Loan Facility as set forth in subsections 2.9(a), (b) and (c) and Amortization Payment means any such scheduled repayment.

     Annualized Interest Expense means, for any period of less than four fiscal quarters, the product of (x) Interest Expense for such period and (y) a fraction, the numerator of which is 365 and the denominator of which is the number of days in such period.

     Applicable Agent means (a) with respect to all matters other than matters relating to Canadian Loans, the Administrative Agent, and (b) with respect to matters relating to Canadian Loans, the Canadian Agent.

     Applicable Borrower means, with respect to any Loan, US Borrower, CH Borrower, Canadian Borrower, UK Borrower or a Subsidiary Swing Line Borrower, as applicable, which is the Loan Party to whom such Loan was, or is to be, made.

     Applicable Currency means, as to any particular payment or Loan, U.S. Dollars, Canadian Dollars or the Offshore Currency in which it is denominated or is payable.

     Applicable Facility Fee Percentage means (i) upon the Second Amendment and Restatement Date, the percentage per annum in the table below corresponding to the pro forma Debt to EBITDA Ratio as of the end of most recent fiscal quarter ended immediately prior to the Second Amendment and Restatement Date for which financial statements have been delivered to the Lenders under the Amended and Restated Credit Agreement after giving effect to all transactions to occur as of the Second Amendment and Restatement Date and (ii) thereafter (the first quarter ended after the Second Amendment and Restatement Date, the "Reset Date") when the Debt to EBITDA Ratio at the end of the most recent fiscal quarter is as set forth below, the percentage per annum set forth opposite such Debt to EBITDA Ratio below in the grid below (the "Facility Fee Leverage Grid"):

-------------------------------------------------------------------------------
         Debt to EBITDA Ratio                         Applicable
                                               Facility Fee Percentage
-------------------------------------------------------------------------------
       greater than 4.25 to 1.0                          0.375%
-------------------------------------------------------------------------------
     greater than 4.00 to 1.0 and                        0.375%
        less than or equal to
           4.25 to 1.0
-------------------------------------------------------------------------------
     greater than 3.75 to 1.0 and                        0.300%
        less than or equal to
           4.00 to 1.0
-------------------------------------------------------------------------------
     greater than 3.50 to 1.0 and                        0.300%
        less than or equal to
           3.75 to 1.0
-------------------------------------------------------------------------------
     greater than 3.25 to 1.0 and                        0.250%
        less than or equal to
           3.50 to 1.0
-------------------------------------------------------------------------------
     greater than 2.75 to 1.0 and                        0.250%
        less than or equal to
            3.25 to 1.0
-------------------------------------------------------------------------------
      less than or equal to                              0.200%
            2.75 to 1.0
-------------------------------------------------------------------------------

     Any change in the Debt to EBITDA Ratio shall result in the adjustment of the Applicable Facility Fee Percentage as of the date of receipt by the Administrative Agent and the Canadian Agent of the Interest Rate Certificate most recently delivered pursuant to subsection 7.2(b) to the level applicable to such new Debt to EBITDA Ratio (and if not delivered, the Debt to EBITDA Ratio shall be presumed to be greater than 4.25:1.0 until delivered). From and after such date on which Moody's and S&P have given a rating for the Index Debt in any of the categories set forth in the table below (the "Investment Grade Date"), Applicable Facility Fee Percentage shall mean at any date on or after the Investment Grade Date (subject to the proviso to this sentence) the applicable percentage set forth below based upon the ratings by Moody's and S&P, respectively, applicable on such date to the Index Debt; provided, however, that notwithstanding the foregoing if and for so long as S&P has rated the Index Debt at BB+ or below or Moody's has rated the Index Debt at Ba1 or below, the Applicable Facility Fee Percentage shall be determined solely by the Facility Fee Leverage Grid.

                                                    Applicable Facility
                                                      Fee Percentage

Category 1

S&P:  BBB+ or better                                     0.125%
Moody's:  Baa1 or better

Category 2

S&P:  BBB to BBB+                                        0.125%
Moody's:  Baa2 to Baa1

Category 3

S&P:  BBB-                                               0.150%
Moody's:  Baa3

For purposes of the foregoing, (i) if either Moody's or S&P shall not have in effect a rating for the Index Debt (other than by reason of the circumstances referred to in the last sentence of this definition) and (x) the other rating agency shall have in effect a rating for the Index Debt in Category 1, then such rating agency not so having a rating in effect shall be deemed to have established a rating for the Index Debt in Category 2 or (y) the other rating agency shall have in effect a rating for the Index Debt in Category 2 or Category 3, then such rating agency not so having a rating in effect shall be deemed to have established a rating for the Index Debt in Category 3, (ii) if the rating established or deemed to have been established by Moody's and S&P for the Index Debt shall fall within different Categories, the Applicable Facility Fee Percentage shall be based on the Category corresponding to the lower of the two ratings; (iii) if neither Moody's nor S&P shall have in effect a rating for the Index Debt
(other than by reason of the circumstances described in the last sentence of this definition) then for so long as such condition exists, the Applicable Facility Fee Percentage will be determined solely by the Facility Fee Leverage Grid; and (iv) if the ratings established or deemed to have been established by Moody's and S&P for the Index Debt shall be changed (other than as a result of a change in the rating system of Moody's or S&P), such change shall be effective as of the date on which it is first announced by the applicable rating agency. Each change in the Applicable Facility Fee Percentage shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of Moody's or S&P shall change, or if either such rating agency shall cease to be in the business of rating corporate debt obligations, or if the Index Debt shall be unrated by Moody's or S&P as a result of a reasonable business decision of US Borrower, US Borrower and the Lenders shall negotiate in good faith to amend this definition to reflect such changed rating system or the non-availability of ratings from such rating agency and, pending the effectiveness of any such amendment, the Applicable Facility Fee Percentage most recently in effect shall continue in effect.

     Applicable Margin means for each category of Loan set forth in the table below (i) upon the Second Amendment and Restatement Date, with respect to such Loan category specified below, the percentage per annum in the table below corresponding to the pro forma Debt to EBITDA Ratio as of the end of the most recent fiscal quarter ended immediately prior to the Second Amendment and Restatement Date for which financial statements have been delivered to Lenders under the Amended and Restated Credit Agreement after giving effect to the transactions to occur as of the Amendment and Restatement Date and
(ii) thereafter, with respect to such Loan category specified below, when the Debt to EBITDA Ratio at the end of the most recent fiscal quarter is as set forth below, the percentage per annum set forth opposite such Debt to EBITDA Ratio for such category of Loan in the grid below (the "Applicable Margin Leverage Grid"):

=========================================================================

                LIBOR Rate Loans       ABR Loans         Canadian Loans
              -----------------------------------------------------------
               Revolving
               Facility
               Loans
               Non-U.S.    Tranche  Revolving Tranche   BA          Prime
 Debt to       $ Swing     A Term   Facility  A Term    Equivalent  Rate
 EBITDA Ratio  Line Loans  Loans    Loans     Loans     Rate Loans  Loans
-------------------------------------------------------------------------
 greater than
 4.25 to 1.0     1.125%    1.500%   0.125%    0.500%    1.125%      1.125%
-------------------------------------------------------------------------
 greater than
 4.00 to 1.0
 and less than
 or equal to
 4.25 to 1.0     1.000%    1.375%   0.000%    0.375%    1.000%      1.000%
-------------------------------------------------------------------------
 greater than
 3.75 to 1.0
 and less than
 or equal to
 4.00 to 1.0     0.825%    1.125%   -0.175%   0.125%    0.825%      0.825%
-------------------------------------------------------------------------
 greater than
 3.50 to 1.0
 and less than
 or equal to
 3.75 to 1.0     0.700%    1.000%   -0.30%    0.000%    0.700%      0.700%
-------------------------------------------------------------------------
 greater than
 3.25 to 1.0
 and less than
 or equal to
 3.50 to 1.0     0.625%    0.875%   -0.25%    0.000%    0.625%      0.625%
-------------------------------------------------------------------------
 greater than
 2.75 to 1.0
 and less than
 or equal to
 3.25 to 1.0     0.500%    0.750%   -0.25%    0.000%    0.500%      0.500%
-------------------------------------------------------------------------
 less than
 or equal to
 2.75 to 1.0     0.425%    0.625%   -0.20%    0.000%    0.425%      0.425%
=========================================================================


Any change in the Debt to EBITDA Ratio shall result in the adjustment of the Applicable Margin as of the date of receipt by the Administrative Agent and the Canadian Agent of the Interest Rate Certificate most recently delivered pursuant to subsection 7.2(b) to the level applicable to such new Debt to EBITDA Ratio (and if not delivered, the Debt to EBITDA Ratio shall be presumed to be greater than 4.25:1.0 until delivered). From and after the Investment Grade Date, Applicable Margin shall mean at any date on or after the Investment Grade Date (subject to the proviso to this sentence) the applicable percentage set forth below applicable to the category of Loan in question based upon the ratings by Moody's and S&P, respectively, applicable on such date to the Index Debt; provided, however, that notwithstanding the foregoing if and for so long as S&P has rated the Index Debt at BB+ or below or Moody's has rated the Index Debt at Ba1 or below, the Applicable Margin shall be determined solely by the Applicable Margin Leverage Grid.

-------------------------------------------------------------------------------
                       LIBOR Rate Loan        ABR Loans         Canadian Loans
                     ----------------------------------------------------------
                     Revolving
                     Facility
                     Loans
                     Non-U.S.    Tranche  Revolving Tranche   BA          Prime
                     $ Swing     A Term   Facility  A Term    Equivalent  Rate
                     Line Loans  Loans    Loans     Loans     Rate Loans  Loans
-------------------------------------------------------------------------------
Category 1            0.175%      0.300%   0.000%    0.000%    0.175%    0.175%
S&P:  BBB+ or better
Moody's:  Baa1 or
better
-------------------------------------------------------------------------------
Category 2            0.250%      0.375%   0.000%    0.000%    0.250%    0.250%
S&P:  BBB to BBB+
Moody's:  Baa2 to
Baa1
-------------------------------------------------------------------------------
Category 3            0.300%      0.450%   0.000%    0.000%    0.300%    0.300%
S&P:  BBB-
Moody's:  Baa3
-------------------------------------------------------------------------------


For purposes of the foregoing, (i) if either Moody's or S&P shall not have in effect a rating for the Index Debt (other than by reason of the circumstances referred to in the last sentence of this definition) and (x) the other rating agency shall have in effect a rating for the Index Debt in Category 1, then such rating agency not so having a rating in effect shall be deemed to have established a rating for the Index Debt in Category 2 or (y) the other rating agency shall have in effect a rating for the Index Debt in Category 2 or Category 3, then such rating agency not so having a rating in effect shall be deemed to have established a rating for the Index Debt in Category 3; (ii) if the ratings established or deemed to have been established by Moody's and S&P for the Index Debt shall fall within different Categories, the Applicable Margin shall be based on the Category corresponding to the lower of the two ratings; (iii) if neither Moody's and S&P shall have in effect a rating for the Index Debt (other than by reason of the circumstances described in the last sentence of this definition) then for so long as such condition exists, the Applicable Margin will be determined solely by the Applicable Margin Leverage Grid; and (iv) if the ratings established or deemed to have been established by Moody's and S&P for the Index Debt shall be changed (other than as a result of a change in the rating system of Moody's or S&P), such change shall be effective as of the date on which it is first announced by the applicable rating agency. Each change in the Applicable Margin shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of Moody's or S&P shall change, or if either such rating agency shall cease to be in the business of rating corporate debt obligations, or if the Index Debt shall be unrated by Moody's or S&P as a result of a reasonable business decision of US Borrower, US Borrower and the Lenders shall negotiate in good faith to amend this definition to reflect such changed rating system or the non-availability of ratings from such rating agency and, pending the effectiveness of any such amendment, the Applicable Margin most recently in effect shall continue in effect.

     Applicable Margin Leverage Grid -- see the definition of
Applicable Margin.

     Applicable Swing Line Lender means, with respect to any Swing Line Loan, the Swing Line Lender to whom a request for such Loan has been made hereunder or who has made such Loan.

     Arranger -- see the introduction to this Agreement.

     Asset Sale shall mean any sale, issuance, conveyance, transfer, lease or other disposition (including by sale-leaseback, merger, consolidation or otherwise) by US Borrower or any Subsidiary, in one or a series of related transactions, of: (a) any capital stock of any Subsidiary; (b) all or substantially all of the properties and assets of any division or line of business of US Borrower or any Subsidiary;
(c) any payment, liquidation or realization on any Investment permitted by subsection 8.4(d); or (d) other than inventory in the ordinary course of business, any properties or assets of US Borrower or any Subsidiary. For the purposes of this definition, the term "Asset Sale" shall not include (i) any sale, issuance, conveyance, transfer, lease or other disposition of properties or assets to either Borrower or any Wholly-Owned Subsidiary of US Borrower which is a Qualified Subsidiary Guarantor, (ii) any Asset Sale not resulting in total consideration individually of more than the Dollar Equivalent amount of U.S. $250,000 (calculated only at the time of consummation thereof), (iii) any sale, issuance, conveyance, transfer, lease or other disposition of properties or assets of US Borrower or any Subsidiary permitted by Section 8.2 (other than subsections (d), (i),
(j) and (k) thereof), (iv) Takings or Destructions or loss of title to any Mortgaged Real Property, (v) any Lien permitted by Section 8.1,
(vi) any Investment permitted by Section 8.4, and (vii) any Restricted Payment permitted by Section 8.13.

     Assignee -- see subsection 11.8(a).

     Assigning Lender -- see subsection 1.7(f).

     Assignment and Acceptance -- see subsection 11.8(b).

     Assumed Swing Line Loan Amount means the Dollar Equivalent amount of the aggregate total of the Subsidiary Swing Line Borrower Sublimits of the Subsidiary Swing Line Borrowers other than the UK Swing Line Borrowers, which amount shall be adjusted (up or down) after the Original Closing Date not less frequently than on the last Business Day of each fiscal quarter of US Borrower occurring after the Original Closing Date (each such date, an "Adjustment Date") by the amount by which the Dollar Equivalent amount as of such date of the Subsidiary Swing Line Borrower Sublimits of the Subsidiary Swing Line Borrowers other than the UK Swing Line Borrowers is greater than or less than the Assumed Swing Line Loan Amount as of the immediately preceding Adjustment Date (or the Original Closing Date with respect to the first Adjustment Date occurring after the Original Closing Date) (and from the most recent Adjustment Date until the next immediately succeeding Adjustment Date the Administrative Agent shall assume that the Dollar Equivalent amount of Swing Line Loans in an amount of such adjusted amount is then outstanding for all purposes other than any Revolving Loan to be made under Section 2.18, any Swing Line Loan to be made under Section 2.16 and any Revolving Loan to be made pursuant to Section 3.3).

     Assumption -- see the recitals hereto.

     Assumption Agreement means the Assumption Agreement executed and delivered by a duly authorized officer of Mettler-Toledo, Inc. in connection with or following the consummation of the M-T Acquisition, substantially in the form of Exhibit M with such changes thereto as shall be approved by the Arranger, providing for the Assumption.

     Attorney Costs means and includes all reasonable fees and charges of any law firm or other external counsel.

     Available Revolving Facility Commitment means, as to any Revolving Facility Lender at any time, an amount equal to the excess, if any, of (a) the amount of such Revolving Facility Lender's Revolving Facility Commitment at such time, over (b) the sum of (i) the aggregate unpaid principal Dollar Equivalent amount at such time of all Revolving Loans made by such Revolving Facility Lender, (ii) such Revolving Facility Lender's Pro Rata Share of the Effective Amount of all outstanding L/C Obligations (other than Subsidiary L/C Obligations, except those of the UK Swing Line Borrowers) at such time, and (iii) such Revolving Facility Lender's Pro Rata Share of the aggregate Dollar Equivalent amount of all outstanding Swing Line Loans (which for all purposes, other than any Revolving Loan made pursuant to Section 2.18, any Swing Line Loan made pursuant to Section 2.16 and any Revolving Loan made pursuant to Section 3.3 and except as otherwise expressly provided herein, shall include such Lender's Pro Rata Share of the Assumed Swing Line Loan Amount).

     Average Life means, when applied to any Indebtedness at any date, the number of years obtained by dividing (a) the then outstanding aggregate principal amount of such Indebtedness into (b) the total of the product obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payment of principal, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) which will elapse between such date and the making of such payment.

     BA Equivalent Rate means, for any Interest Period with respect to BA Equivalent Rate Loans comprising part of the same Borrowing, the rate of interest per annum (rounded upward, if necessary, to the next 1/100th of 1%) equal to the market bid rate determined by the Canadian Agent for banker's acceptances (with a tenor comparable to such Interest Period and in an amount comparable to the BA Equivalent Rate Loan of Scotiabank for such Interest Period) accepted by Scotiabank on the first day of such Interest Period.

     BA Equivalent Rate Loan means a Loan that bears interest based on the BA Equivalent Rate.

     Bankruptcy Code means the U.S. Federal Bankruptcy Reform Act of 1978 (11 U.S.C. ss. 101, et seq.), as amended.

     Basic Documents means the Loan Documents, the Transaction
Documents and the Other Documents, collectively, and Basic Document means any such agreement.

     Beneficial Owner shall have the meaning assigned thereto in Rule 13d-3 of the SEC under the Exchange Act as in effect on the date hereof.

     Benefitted Lender -- see Section 2.15.

     Board of Directors means the Board of Directors of any of US
Borrower or Holding, as the case may be, or a designated committee thereof.

     Borrowers -- see the introduction to this Agreement.

     Borrowing means a borrowing hereunder consisting of (a) Loans of the same Facility and Type and in the same Applicable Currency made to a Borrower, UK Borrower or a Subsidiary Swing Line Borrower on the same day by one or more Lenders under Article II and, other than in the case of ABR Loans or Swing Line Loans made to any Swing Line Borrower, having the same Interest Period, or (b) Canadian Loans made to Canadian Borrower on the same day by the Canadian Lenders pursuant to Article II and, other than in the case of Prime Rate Loans, having the same Interest Period.

     Borrowing Date means any date on which a Borrowing occurs under
Section 2.3, 2.3A, or 2.17.

     Business Day means any day other than a Saturday, Sunday or other day on which commercial banks in Luxembourg, London, England, New York, New York or Zurich, Switzerland (and in the case of disbursements and payments in Canadian Dollars, in Toronto, Canada) or, with respect to any Subsidiary Swing Line Borrower, the applicable country of its incorporation or organization are authorized or required by law to close and (i) with respect to disbursements and payments in U.S. Dollars or Canadian Dollars relating to LIBOR Rate Loans, a day on which dealings are carried on in the applicable offshore U.S. Dollar or Canadian Dollar interbank market, and (ii) with respect to disbursements and payments in and calculations pertaining to any Offshore Currency, a day on which commercial banks are open for foreign exchange business in London, England, and on which dealings in the relevant Offshore Currency are carried on in the applicable offshore foreign exchange interbank market in which disbursement of or payment in such Offshore Currency will be made or received hereunder.

     Canadian Agent -- see the introduction to this Agreement.

     Canadian Borrower means Mettler-Toledo Inc., a Canadian corporation, and its successors.

     Canadian Borrowing means a Borrowing hereunder consisting of Canadian Loans made by the Canadian Lenders ratably according to their Percentages.

     Canadian Certificate -- see subsection 4.1(f)(vii).

     Canadian Commitment -- see subsection 2.1(c).

     Canadian Dollars and Cdn. $ each mean lawful money of Canada.

     Canadian Facility means the revolving facility in an aggregate principal amount of Cdn. $26.3 million provided hereunder as set forth in subsection 2.1(c).

     Canadian Facility Fee -- see subsection 2.11(c).

     Canadian Federal Funds Rate means the overnight rate established by the Canadian Agent based on its customary practice.

     Canadian Lender means any Lender listed on Schedule 2.1(c) under the heading "Canadian Lender" and any other Lender that may from time to time hold Canadian Loans.

     Canadian Loan -- see subsection 2.1(c).

     Canadian Maturity Date means May 19, 2004.

     Canadian Revolving Note and Canadian Revolving Notes -- see
Section 2.2.

     Canadian Termination Date means the earlier to occur of (i) the date 30 Business Days prior to the Canadian Maturity Date and (ii) the date on which the Canadian Commitments are terminated or reduced to zero pursuant to Section 2.6.

     Capital Adequacy Regulation means, in respect of any Lender, any guideline, request or directive of any central bank or other Governmental Authority, or any other law, rule or regulation, whether or not having the force of law, in each case, regarding capital adequacy of such Lender or of any corporation controlling such Lender which is generally applicable to banks or corporations controlling banks in any applicable jurisdiction (and not applicable to such Lender or the corporation controlling such Lender solely due to the financial or regulatory condition of such Lender or such corporation).

     Capital Expenditures means all expenditures which, in accordance with GAAP, would be required to be capitalized and shown on the consolidated balance sheet of US Borrower, but excluding (i) expenditures made in connection with the replacement, substitution or restoration of assets to the extent financed (x) from insurance proceeds (or other similar recoveries) paid on account of the loss of or damage to the assets being replaced or restored or (y) with awards of compensation arising from the taking by eminent domain, expropriation or condemnation of the assets being replaced, (ii) the M-T Acquisition, (iii) any Acquisition effected in accordance with subsection 8.4(f), (iv) any Investment (other than pursuant to subsection 8.4(t)) permitted by Section 8.4, and (v) the Safeline Acquisition.

     Capital Lease, as applied to any Person, shall mean any lease of any property (whether real, personal or mixed) by that Person as lessee which, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of that Person.

     Cash means money, currency or a credit balance in a deposit account.

     Cash Collateralize means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the Administrative Agent and the Revolving Facility Lenders, as collateral for the L/C Obligations, Cash pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent and the L/C Lender (which documents are hereby consented to by the Lenders). Derivatives of such term shall have corresponding meanings. The Revolving Borrowers hereby grant to the Administrative Agent, for the benefit of the Administrative Agent, the L/C Lender and the Revolving Facility Lenders, a security interest in all such Cash. Cash collateral shall be maintained in blocked deposit accounts at Scotiabank.

     Cash Equivalents means (i) any security, maturing not more than one year after the date of acquisition, issued by the United States of America or an instrumentality or agency thereof and guaranteed fully as to principal, premium, if any, and interest by the United States of America; (ii) any certificate of deposit, time deposit or bankers' acceptance (or, with respect to non-U.S. banking institutions, similar instruments), maturing not more than one year after the day of acquisition, issued by any commercial banking institution that is a member of the U.S. Federal Reserve System or a commercial banking institution organized and located in a country recognized by the United States of America, in each case, having combined capital and surplus and undivided profits of not less than U.S. $500 million (or the foreign currency equivalent thereof), whose short-term debt has a rating, at the time as of which any investment therein is made, of "P-1" (or higher) according to Moody's or "A-1" (or higher) according to S&P; (iii) commercial paper maturing not more than one year after the date of acquisition issued by a corporation (other than an Affiliate or Subsidiary of either Borrower) with a rating, at the time as of which any investment therein is made, of "P-1" (or higher) according to Moody's or "A-1" (or higher) according to S&P; (iv) any money market deposit accounts issued or offered by a commercial banking institution that is a member of the U.S. Federal Reserve System or a commercial banking institution organized and located in a country recognized by the United States of America, in each case, having combined capital and surplus in excess of U.S. $500 million (or the foreign currency equivalent thereof); and (v) other short-term investments utilized by Foreign Subsidiaries in accordance with normal investment practices for cash management not exceeding a Dollar Equivalent amount of U.S. $5.0 million in aggregate principal amount outstanding at any time.

     Change in Law means the introduction of any Requirement of Law, or any change in any Requirement of Law or in the interpretation or administration of any Requirement of Law.

     Change of Control means any of the following events: (a) Holding shall cease to own directly or indirectly 100% on a fully diluted basis of the economic and voting interest in US Borrower's capital stock or shall not have the power to appoint all of the members of the Board of Directors of US Borrower; or (b) US Borrower shall cease to own directly or indirectly 100% on a fully diluted basis of the economic and voting interest in any of CH Borrower's, Canadian Borrower's or UK Borrower's capital stock or shall not have the power to appoint all of the members of the Board of Directors of CH Borrower, Canadian Borrower or UK Borrower; or (c) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), other than the Investors, is or becomes (as a result of the acquisition or issuance of securities, by merger or otherwise) the Beneficial Owner, directly or indirectly, on a fully diluted basis of more than 30% of the economic or voting interest in Holding's capital stock (or of the capital stock of any other Person of which US Borrower is a Subsidiary); or (d) during any consecutive two-year period, individuals who at the beginning of such period constituted the Board of Directors of Holding (or any other parent of US Borrower), as the case may be (together with any new directors whose election by the shareholders of Holding (or any other Person of which US Borrower is a Subsidiary), as the case may be, was approved by a vote of 66-2/3% of the directors then still in office who were either directors at the beginning of such period or whose election as directors or nomination for election was previously so approved), cease for any reason to constitute a majority of the Board of Directors of Holding (or any other Person of which US Borrower is a Subsidiary), as the case may be, then in office; provided, however, that the merger of US Borrower and Holding shall not, in and of itself, be deemed a Change of Control so long as the Lenders retain a pledge of 100% of the capital stock of US Borrower or its successor in interest in such merger.

     CH Borrower -- see the introduction to this Agreement.

     CH Borrower Guarantee means a guarantee substantially in the form of Exhibit E-1 entered into and delivered by CH Borrower.

     CHF and Swiss Francs mean lawful money of Switzerland.

     CHF Equivalent means, at any time, (a) as to any amount denominated in CHF, the amount thereof at such time, and (b) as to any amount denominated in any Offshore Currency, the equivalent amount in CHF as determined by Credit Suisse First Boston at such time on the basis of the Spot Rate for the purchase of CHF with such Offshore Currency on the date as is specified herein.

     CH Foreign Subsidiary means each Foreign Subsidiary which is also a Subsidiary of CH Borrower.

     Chinese Subsidiaries means each of the following Subsidiaries:
Changzhou Toledo Electronic Scale Ltd., Changzhou; Panzhihua Toledo Electronic Scale Ltd., Panzhihua; Mettler-Toledo Instruments (Shanghai) Ltd., Shanghai; Mettler-Toledo International Trading (Shanghai) Corp., and Xinjian Toledo Electronic Scale Ltd., Urumgi, each incorporated in the People's Republic of China, and their respective successors.

     Ciba Loan means the loan made by CH Borrower to AG fur
Prazisioninstrumente, Greifensee, Switzerland, pursuant to the Ciba Loan Documents in the amount of approximately CHF 37.875 million.

     Ciba Loan Documents means the documents set forth on Schedule 1.1(a), as amended and in effect from time to time in accordance with
Section 8.18.

     Ciba Reimbursement Agreement means the agreement dated as of October 15, 1996 between Ciba-Geigy AG, US Borrower, Holding and
Mettler-Toledo, Inc., as amended and in effect from time to time in accordance with Section 8.18.

     Co-Agents -- see the introduction to this Agreement.

     Code means the United States Internal Revenue Code of 1986, as amended.

     Collateral means all of the Security Agreement Collateral, Pledged Securities and Mortgaged Real Property.

     Commitment, as to each Lender, means its Tranche A-CHF Facility Commitment, Tranche A-UK Facility Commitment, Tranche A-US Facility Commitment, Revolving Facility Commitment, Canadian Commitment or
Swing Line Commitment.

     Company means Holding or any of its Subsidiaries.

     Compliance Certificate means a certificate substantially in the form of Exhibit C and delivered by the Borrowers pursuant to subsection 7.2(a).

     Computation Amount -- see subsection 3.8(a).

     Computation Date means any date on which the Administrative Agent determines the Dollar Equivalent amount of any Offshore Currency Loans or Swing Line Loans pursuant to subsection 2.5(a) or 2.8(b).

     Computation Period means each period of four full consecutive fiscal quarters most recently ended and for which financial statements are or are required to be available. Prior to such time as four full consecutive fiscal quarters of financial information for US Borrower are available, Computation Period shall include financial information of the Mettler-Toledo Group to the extent necessary such that four full fiscal quarters of financial information form the basis of the Computation Period.

     Confidential Memorandum shall mean the Confidential Memorandum dated September 1996, and all written supplemental material thereto prepared by, or on behalf of, the Borrowers and transmitted to the Lenders prior to the Original Closing Date, the Confidential Memorandum dated April 1997, and all written supplemental material thereto prepared by, or on behalf of, the Borrowers and transmitted to the Lenders prior to the Amendment and Restatement Date, and the Confidential Memorandum dated October 1997, and all written supplemental material thereto prepared by, or on behalf of, US Borrower and transmitted to the Lenders prior to the Second Amendment and Restatement Date.

     Consolidated Net Income means, for any period, the consolidated net income of US Borrower and the Subsidiaries for such period; provided, however, that there shall be excluded therefrom (i) the income of any Subsidiary to the extent that the transfer of such income by such Subsidiary to either Borrower or its direct parent at the time is restricted in any material way by operation of the terms of its charter or any judgment, decree, order, statute, rule or governmental regulation applicable to such Subsidiary or any agreement or instrument which is binding on such Subsidiary, (ii) the income of any Person which is not a Subsidiary (but any dividends or other distributions received in cash by either Borrower or any Subsidiary from such Person shall be included in Consolidated Net Income), (iii) unrealized gains or losses in respect of Swap Contracts, and (iv) unrealized foreign currency transaction gains or losses in respect of Indebtedness of any Person denominated in a currency other than the functional currency of such Person and permitted by Section 8.5.

     Consolidated Net Worth means at the date of determination thereof, the sum of (a) all items which in conformity with GAAP would be classified as stockholders' equity on a consolidated balance sheet of US Borrower at such date and (b) preferred stock (whether or not so classified as stockholders' equity) provided that such preferred stock
(i) has no mandatory redemptions prior to the Tranche A Term Loan Maturity Date and (ii) was issued and is outstanding on terms and conditions reasonably satisfactory to the Administrative Agent; provided, however, that Consolidated Net Worth shall be calculated without giving effect to (1) any item excluded from the definition of Consolidated Net Income (other than clauses (i) and (ii) thereof), (2) any write-off of deferred financing costs, or premiums paid, in connection with the early extinguishment of Indebtedness hereunder or under the Senior Subordinated Notes, (3) cumulative currency translation adjustments and net unrealized investment gains and losses, (4) charges relating to the closure of the Westerville, Ohio facility, (5) (v) any nonrecurring restructuring charges related to the M-T Acquisition and the Safeline Acquisition, (w) any nonrecurring charges recorded prior to the Second Amendment and Restatement Date (including (whether or not recorded) an announced charge for the fourth quarter of fiscal 1997 of U.S. $3.0 million disclosed in the registration statement relating to the IPO), (x) any other non-recurring charges in an aggregate amount not to exceed U.S. $30 million, (y) any non-recurring non-cash charges related to any Acquisition (other than the M-T Acquisition and the Safeline Acquisition) by US Borrower or any Subsidiary, and (z) any non-recurring cash charges in connection with any Acquisition (other than the M-T Acquisition or the Safeline Acquisition) occurring after the Second Amendment and Restatement Date in an amount not to exceed U.S. $10.0 million per Acquisition and U.S. $25.0 million in the aggregate, (6) any write-off of note tender premiums relating to the repurchase of the Senior Subordinated Notes in connection with this Second Amended and Restated Credit Agreement, and (7) any expense relating to bonuses paid by Ciba-Geigy AG or its Affiliates (other than an Affiliate that will be an Affiliate of US Borrower after the consummation of the M-T Acquisition) to employees of US Borrower or any Subsidiary pursuant to any agreements entered into in connection with the disposition of the Mettler-Toledo Group by Ciba-Geigy AG or assumed by US Borrower or any Subsidiary in consideration of a reduction in the purchase price for the M-T Acquisition.

     Contingent Obligation means, as to any Person, any direct or indirect liability of such Person, whether or not contingent, with or without recourse, (a) with respect to any Indebtedness, lease, dividend, letter of credit or other obligation (the "primary obligations") of another Person (the "primary obligor"), including any obligation of such Person (i) to purchase, repurchase or otherwise acquire such primary obligations or any security therefor, (ii) to advance or provide funds for the payment or discharge of any such primary obligation, or to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (iv) otherwise to assure or hold harmless the holder of any such primary obligation against loss in respect thereof (each of (i) - (iv), a "Guaranty Obligation"); (b) with respect to any Surety Instrument (other than any Letter of Credit) issued for the account of such Person or as to which such Person is otherwise liable for reimbursement of drawings or payments; (c) to purchase any materials, supplies or other property from, or to obtain the services of, another Person if the relevant contract or other related document or obligation requires that payment for such materials, supplies or other property, or for such services, shall be made regardless of whether delivery of such materials, supplies or other property is ever made or tendered, or such services are ever performed or tendered; or (d) in respect of any Swap Contract. The amount of any Contingent Obligation shall (x) in the case of a Guaranty Obligation, be deemed equal to the stated or determinable amount of the primary obligation in respect of which such Guaranty Obligation is made or, if not stated or if indeterminable, the maximum reasonably anticipated liability in respect thereof, and
(y) in the case of other Contingent Obligations, be equal to the maximum reasonably anticipated liability in respect thereof.

     Contractual Obligation means, as to any Person, any term, covenant, provision of condition of any security issued by such Person or of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument, document or agreement to which such Person is a party or by which it or any of its property is bound.

     Conversion/Continuation Date means any Business Day on which (a) either Borrower or UK Borrower, as the case may be, (i) converts Loans of a Facility from one Type to the other Type or (ii) continues as Loans of the same Type, but with a new Interest Period, Loans of a Facility having Interest Periods expiring on such date or (b) Canadian Borrower (i) converts Canadian Loans from one Type to another Type or
(ii) continues as Canadian Loans of the same Type, but with a new Interest Period, Canadian Loans having Interest Periods expiring on such date.

     Covered Taxes means any and all Taxes (including, for the avoidance of doubt, Taxes imposed by any U.K. Governmental Authority on payments received by a Treaty Lender hereunder for any period during which the U.K. Certificate of such Treaty Lender is being processed or reviewed by Inland Revenue (under U.K. advance clearance procedures) provided that such Treaty Lender has represented that it is a UK Qualifying Lender and otherwise has complied with all of its obligations under Section 4.1(f)(viii)), other than, in the case of each Lender or Agent, Taxes of any jurisdiction (or any political subdivision thereof) imposed on or measured by such Lender's or such Agent's net income or net profits (including any franchise Taxes imposed thereon and any branch profits Taxes) that arise by reason of a former, present or future connection between such Lender or Agent and such jurisdiction (including, without limitation, a connection arising from such Lender or Agent being or having been a citizen or resident of such jurisdiction, or having been organized, present or engaged in a trade or business in such jurisdiction, or having or having had a permanent establishment or fixed place of business in such jurisdiction, but excluding a connection arising solely from such Lender or Agent having executed, delivered or performed its obligations or having received a payment under this Agreement, the Amended and Restated Credit Agreement or the Original Credit Agreement). For the avoidance of doubt, Covered Taxes shall include any deductions or withholdings by a Borrower on account of any Taxes from payments made under this Agreement or any other Loan Document.

     Credit Agreement Loan Parties means the Revolving Borrowers,
Canadian Borrower and the Subsidiary Swing Line Borrowers, collectively.

     Credit Extension means and includes (a) the making of any Loan hereunder and (b) the Issuance of any Letter of Credit hereunder.

     Credit Facilities means the Revolving Facility, the Canadian
Facility and the Term Loan Facilities.

     Current Liabilities means, at any time, all amounts which, in accordance with GAAP, would be included as current liabilities on a consolidated balance sheet of US Borrower and the Subsidiaries at such time, excluding current maturities of Indebtedness.

     Debt To Be Repaid means all Indebtedness listed on Schedule
5.1(p) and on Schedule 5.1A(o).

     Debt to EBITDA Ratio means, as of the last day of any fiscal quarter, the ratio of: (a) the total consolidated Indebtedness of US Borrower and the Subsidiaries as of such day to (b) EBITDA for the Computation Period ending on such day.

     Defaulting Lender means any Lender with respect to which a Lender Default is in effect.

     Destruction has the meaning assigned to that term in the Mortgages.

     Deutschemarks and DM each mean lawful money of Germany.

     Disinterested Director means a member of a Board of Directors who does not have any material direct or indirect financial interest in or with respect to the transaction being considered.

     Documentation Agent -- see the introduction to this Agreement.

     Dollar Equivalent means, at any time, (a) as to any amount denominated in U.S. Dollars, the amount thereof at such time, and (b) as to any amount denominated in Canadian Dollars or any Offshore Currency, the equivalent amount in U.S. Dollars as determined by the Administrative Agent at such time on the basis of the Spot Rate for the purchase of U.S. Dollars with such Canadian Dollars or Offshore Currency on the most recent Computation Date provided for in subsection 2.5(a) or such other date as is specified herein. With respect to Swing Line Loans, Dollar Equivalent shall be based upon the Dollar Equivalent of the Subsidiary Currency Equivalent thereof as of the date of the calculation of such Dollar Equivalent.

     Domestic Guarantors means Holding, US Borrower and the Domestic Subsidiary Guarantors.

     Domestic Loan Parties means the Domestic Guarantors.

     Domestic Subsidiary means a Subsidiary that is incorporated under the laws of any State of the United States or Puerto Rico or the District of Columbia and that is a direct Subsidiary of (i) US Borrower, (ii) another Domestic Subsidiary, or (iii) UK Borrower, so long as UK Borrower is treated as a "branch" of US Borrower for U.S. tax purposes. For the avoidance of doubt, UK Borrower itself shall not be considered a Domestic Subsidiary.

     Domestic Subsidiary Guarantee means a guarantee substantially in the form of Exhibit E-2 entered into and delivered by a Domestic
Subsidiary, as amended and restated on the Amendment and Restatement
Date.

     Domestic Subsidiary Guarantor means each Domestic Subsidiary which executes and delivers a Domestic Subsidiary Guarantee.

     Domestic Subsidiary Securities Pledge Agreement means a securities pledge agreement substantially in the form of Exhibit J-1 entered into and delivered by a Domestic Subsidiary.

     EBITDA means, for any period, the sum of: (a) Consolidated Net Income of US Borrower and the Subsidiaries for such period excluding, to the extent reflected in determining such Consolidated Net Income,
(i) extraordinary gains and losses for such period, (ii) any gain or loss associated with the sale or write-down of assets not in the ordinary course of business, (iii) any deferred financing costs for such period written off, or premiums paid, in connection with the early extinguishment of Indebtedness hereunder or under the Senior Subordinated Notes, (iv) any charge for such period relating to the closure of the Westerville, Ohio facility, (v) (1) any non-recurring restructuring charges related to the M-T Acquisition or the Safeline Acquisition, (2) any non-recurring charges recorded prior to the Second Amendment and Restatement Date (including (whether or not recorded) an announced charge for fiscal 1997 of U.S. $3.0 million disclosed in the registration statement relating to the IPO), (3) any other non-recurring charges in an aggregate amount not to exceed U.S. $30.0 million, (4) any non-recurring non-cash charges related to any Acquisition (other than the M-T Acquisition and the Safeline Acquisition) by US Borrower or any Subsidiary and (5) any non-recurring cash charges incurred in connection with any Acquisition by US Borrower or any Subsidiary (other than the M-T Acquisition or the Safeline Acquisition) occurring after the Second Amendment and Restatement Date in an amount not to exceed U.S. $10.0 million per Acquisition and U.S. $25.0 million in the aggregate, (vi) any expense relating to bonuses paid by Ciba-Geigy AG or its Affiliates (other than an Affiliate that became an Affiliate of US Borrower after the consummation of the M-T Acquisition) to employees of US Borrower or any Subsidiary pursuant to any agreements entered into in connection with the disposition of the Mettler-Toledo Group by Ciba-Geigy AG or assumed by US Borrower or any Subsidiary in consideration of a reduction in the purchase price for the M-T Acquisition, (vii) other income (expense) items as reported on US Borrower's financial statements not to exceed U.S. $3.0 million in the aggregate for any fiscal year and (viii) any other non-cash or non-recurring items of income or expense (other than any non-cash item of expense requiring an accrual or reserve for future cash expense), plus (b) to the extent deducted in determining Consolidated Net Income for such period, Interest Expense, income tax and capital tax expense, depreciation, depletion and amortization expense for such period. Prior to such time as four full fiscal quarters of financial information of US Borrower after (i) the Original Closing Date are available pursuant to this Agreement, EBITDA shall be calculated by taking into account the results of the Mettler-Toledo Group (in accordance with this definition) for such number of fiscal quarters (or part thereof) so that, when added to the financial information of US Borrower, four full fiscal quarters of financial information form the basis for the calculation under this definition, and (ii) the Safeline Closing Date are available pursuant to this Agreement, EBITDA shall be calculated, other than for purposes of Section 8.10, on a pro forma basis consistent with GAAP as if the Safeline Acquisition had been consummated at the beginning of the relevant period. EBITDA shall be calculated to give pro forma effect to any Acquisition occurring during any period for which it is being measured by giving pro forma effect to such Acquisition as if it had occurred at the beginning of such period, which pro forma calculation shall be made in accordance with GAAP and with respect to any Acquisition which involves U.S. $10.0 million or more in the aggregate for all consideration paid in connection therewith, such calculation must be based on financial statements prepared in accordance with GAAP, which financial statements may be prepared reasonably and in good faith by management of US Borrower, and which financial statements shall, in any case, be delivered to the Administrative Agent.

     Effective Amount means with respect to any outstanding L/C Obligations on any date, the aggregate Dollar Equivalent amount of such L/C Obligations on such date after giving effect to any Issuances of Letters of Credit occurring on such date and any other changes in the aggregate Dollar Equivalent amount of the L/C Obligations as of such date, including as a result of any reimbursement of outstanding unpaid drawings under any Letter of Credit or any reduction in the maximum amount available for drawing under any Letter of Credit taking effect on such date.

     Eligible Assignee means (i) a commercial bank organized under the laws of the United States, or any state thereof, and having a combined capital and surplus of at least U.S. $100.0 million; (ii) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country, and having a combined capital and surplus in a Dollar Equivalent amount of at least U.S. $100.0 million; provided, however, that such bank is acting through a branch or agency located in the country in which it is organized or another country which is also a member of the OECD; (iii) a Person that is primarily engaged in the business of commercial banking and that is (A) a Subsidiary of a Lender, (B) a Subsidiary of a Person of which a Lender is a Subsidiary, or (C) a Person of which a Lender is a Subsidiary; (iv) an "accredited investor" as such term is defined in Rule 501(a) of Regulation D under the U.S. Securities Act of 1933, as amended; (v) an insurance company, mutual fund or other financial institution organized under the laws of the United States, any state thereof, any other country which is a member of the OECD or a political subdivision of any such country with assets under management in a Dollar Equivalent amount of at least U.S. $100.0 million; and (vi) any Affiliate of a Lender; provided, however, that no Person shall be an Eligible Assignee in respect of any Tranche A-CHF Facility Commitment, Tranche A-UK Facility Commitment, Revolving Facility Commitment or Canadian Commitment unless, at the time of the proposed assignment to such Person, such Person is able to make (w) with respect to the Tranche A-CHF Facility Commitment, Tranche A-CHF Term Loans, (x) with respect to the Tranche A-UK Facility Commitment, Tranche A-UK Term Loans, (y) with respect to the Revolving Facility Commitments, Revolving Loans in U.S. Dollars and each Offshore Currency, and (z) with respect to the Canadian Commitments, Canadian Loans. With respect to any Lender that is a fund that invests in loans, any other fund that invests in loans and is managed or advised by the same investment advisor of such Lender or by an Affiliate of such investment advisor shall be treated as a single Eligible Assignee.

     Environmental Approvals means any material approval, determination, order, consent, authorization, certificate, license, permit, franchise, concession or validation of, or exemption or other action by, or filing, recording or registration with, or notice to, any Governmental Authority pursuant to or required under any Environmental Law.

     Environmental Claims means all claims, however asserted, by any Governmental Authority or other Person alleging potential liability under, or responsibility for violation of, any Environmental Law, or for any release or threatened release of a Hazardous Material or injury to the environment.

     Environmental Laws means all applicable federal, state, local and foreign laws, common law or regulations, treaties, orders, decrees, permits, licenses, authorizations, judgments or injunctions issued, promulgated, approved or entered thereunder, now or hereafter in effect in each case relating to pollution or protection of employee health or safety or the environment (including, without limitation, ambient and indoor air, surface water, groundwater, soil, land surface or subsurface) including, without limitation, laws relating to (a) emissions, discharges, releases or threatened releases of Hazardous Materials into the environment and (b) the manufacture, processing, distribution, use, generation, treatment, storage, disposal, transport or handling of Hazardous Materials.

     Equipment has the meaning assigned to that term in the Security
Agreements.

     Equity Issuance means the issuance of common equity securities by Holding directly or indirectly to the Investors for gross proceeds of the Dollar Equivalent amount of not less than U.S. $190.0 million on or prior to the Original Closing Date; provided, however, that up to the Dollar Equivalent amount of U.S. $7.50 million to be contributed by employees of the Mettler-Toledo Group may be contributed after the Original Closing Date, but will be contributed by AEA or its designee if not so contributed by employees prior to December 31, 1996 (and the term Equity Issuance shall include such later contributions to the extent made by December 31, 1996).

     ERISA means the Employee Retirement Income Security Act of 1974.

     ERISA Affiliate means any trade or business (whether or not incorporated) under common control with a Loan Party within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and
(o) of the Code for purposes of provisions relating to Section 412 of the Code).

     ERISA Event means (a) a Reportable Event with respect to a Pension Plan; (b) the failure to make a required contribution to a Pension Plan if such failure could give rise to a Lien under Section 302(f) of ERISA; (c) a withdrawal by a Loan Party or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations which is treated as such a withdrawal under Section 4062(e) of ERISA; (d) a complete or partial withdrawal by a Loan Party or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (e) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (f) an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA or the commencement of proceedings by the PBGC for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; (g) the imposition of any liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon a Loan Party or any ERISA Affiliate; (h) the making of any amendment to a Pension Plan which could result in the imposition of a Lien or the posting of a bond or other security; (i) the engagement in any transaction by a Loan Party or any ERISA Affiliate in connection with which any such entity could be subject to either a tax imposed by Section 4975(a) of the Code or the corresponding civil penalty assessed pursuant to
Section 502(i) of ERISA; or (j) the application for a waiver of the minimum funding standard under Section 412 of the Code with respect to a Pension Plan.

     Event of Default means any of the events or circumstances specified in Section 9.1.

     Excess Cash Flow means, for any period, the remainder of (a) the sum, without duplication, of (i) Consolidated Net Income for such period (calculated by (x) excluding any gains or losses on the sale or other disposition of assets (other than sales of inventory in the ordinary course of business), (y) adding back the non-cash component of all extraordinary or non-recurring items of expense and (z) deducting the non-cash component of all extraordinary or non-recurring items of income, in each case to the extent taken into account in the calculation of such Consolidated Net Income), plus (ii) all depreciation and amortization of assets (including goodwill and other intangible assets), non-cash interest expense and all other non-cash charges of US Borrower and the Subsidiaries deducted in determining Consolidated Net Income for such period, plus (iii) any net decrease in Adjusted Working Capital (as reflected on the audited consolidated statement of cash flows in accordance with FAS 52) during such period (exclusive of decreases in working capital associated with asset sales), plus (iv) all federal, state, local and foreign income or capital taxes (whether paid or deferred) of US Borrower and the Subsidiaries deducted in determining Consolidated Net Income for such period, minus (b) the sum, without duplication, of (i) regularly scheduled installment payments of principal of Term Loans pursuant to
Section 2.9, voluntary prepayments of the Term Loans pursuant to subsection 2.7(g), prepayments of principal of Revolving Facility Loans pursuant to Section 2.8, the aggregate principal amount of permanent principal payments with respect to any other Indebtedness of US Borrower and the Subsidiaries, prepayments of the Revolving Loans and Canadian Loans to the extent of any concurrent permanent reduction in the Revolving Facility Commitments and Canadian Commitments, as the case may be, and the portion of any regularly scheduled payments with respect to Capital Leases allocable to principal, in each case made during such period (in any such case other than to the extent any such payment is made from the proceeds of any capital contribution to US Borrower or any Subsidiary or from any proceeds from the issuance or sale of capital stock of US Borrower or any Subsidiary, any incurrence of Indebtedness by US Borrower or any Subsidiary or from the proceeds of any sale or other disposition of assets by US Borrower or any Subsidiary (other than sales of inventory in the ordinary course of business)), plus (ii) Capital Expenditures for such period and cash paid in connection with any Acquisition during such period (other than to the extent made from any capital contribution to US Borrower or any Subsidiary or from any proceeds from the issuance or sale of capital stock of US Borrower or any Subsidiary, any incurrence of Indebtedness by US Borrower or any Subsidiary or from the proceeds of any sale or other disposition of assets by US Borrower or any Subsidiary or insurance proceeds (other than sales of inventory in the ordinary course of business)), plus (iii) all federal, state, local and foreign income or capital taxes paid by US Borrower and the Subsidiaries during such period, plus (iv) non-cash charges added back in any previous period pursuant to item (a)(ii) above to the extent such charge has become a cash item in the current period, plus (v) any net increase in Adjusted Working Capital (as reflected on the audited consolidated statement of cash flows in accordance with FAS 52) during such period (exclusive of increases in working capital associated with asset sales). No conversion or repayment of term extensions of credit made under the Original Credit Agreement as of the Amendment and Restatement Date as contemplated by Section 1.7 or Section 2.1 shall be taken into account in the calculation of Excess Cash Flow for any period and no repayment or conversion of term extensions of credit made under the Amended and Restated Credit Agreement as of the Second Amendment and Restatement Date as contemplated by Section 1.10 or
Section 2.1 shall be taken into account in the calculation of Excess Cash Flow for any period.

     Exchange Act means the United States Securities Exchange Act of
1934.

     Exchange Notes -- see subsection 2.23(a).

     Facility means any of the Canadian Facility, the Tranche A-CHF Term Loan Facility, the Tranche A-UK Term Loan Facility, the Tranche A-US Term Loan Facility, or the Revolving Facility.

     Facility Fee -- see subsection 2.11(b).

     Facility Fee Leverage Grid -- see the definition of Applicable Facility Fee Percentage.

     Fee Letters -- see subsection 2.11(a).

     FIRREA means the Financial Institutions Reform, Recovery &
Enforcement Act of 1989, as amended from time to time, and any successor statute.

     Foreign Guarantor means each Foreign Subsidiary which executes and delivers a Foreign Subsidiary Guarantee.

     Foreign Loan Parties means Canadian Borrower, CH Borrower, UK Borrower, the Subsidiary Swing Line Borrowers and the Foreign
Guarantors.

     Foreign Subsidiary means a direct or indirect Subsidiary of US Borrower which is not a Domestic Subsidiary.

     Foreign Subsidiary Guarantee means a guarantee substantially in the form of the Domestic Subsidiary Guarantee entered into and delivered by a Foreign Subsidiary, but with such modifications, additions and deletions as may be required to comply with applicable law.

     Foreign Subsidiary Securities Pledge Agreement means a securities pledge agreement substantially in the form of the Domestic Subsidiary Securities Pledge Agreement entered into and delivered by a Foreign Subsidiary, but with such modifications, additions and deletions as may be required to comply with applicable law.

     FRB means the Board of Governors of the U.S. Federal Reserve
System, and any Governmental Authority succeeding to any of its principal functions.

     French Francs and FF each mean lawful money of France.

     GAAP means generally accepted accounting principles set forth as of the relevant date in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of the date of determination.

     German Subsidiary means Mettler-Toledo Management Holding
Deutschland GmbH, a German corporation, and its successors.

     Governmental Authority means any nation or government, any state, provincial, canton or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof (or any central bank or similar monetary or regulatory authority created under the Treaty of Rome (being the treaty establishing the European Economic Community signed in Rome, Italy on 25 March 1957, as amended) or created by any group of nations, governments or states), the NAIC, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

     Guarantees means the Holding Guarantee, the Domestic Subsidiary Guarantees, the Foreign Subsidiary Guarantees, the CH Borrower
Guarantee and the US Borrower Guarantee.

     Guarantors means each of the Domestic Guarantors and the Foreign
Guarantors.

     Guaranty Obligation -- see the definition of Contingent
Obligation.

     Hazardous Materials means any pollutant, contaminant, toxic, hazardous or extremely hazardous substance, constituent or waste, or any other constituent, waste, material, compound or substance including, without limitation, petroleum (including crude oil or any fraction thereof) or any petroleum product, subject to regulation under any Environmental Law.

     Holding -- see the introduction to this Agreement.

     Holding Guarantee means a guarantee substantially in the form of Exhibit E-4 entered into and delivered by Holding, as amended and restated on the Second Amendment and Restatement Date.

     Holding Securities Pledge Agreement means a securities pledge agreement substantially in the form of Exhibit J-3 entered into and delivered by Holding.

     Honor Date -- see subsection 3.3(b).

     Indebtedness of any Person means, without duplication, (a) all indebtedness for borrowed money of such Person; (b) all obligations issued, undertaken or assumed by such Person as the deferred purchase price of property or services (other than trade payables and accrued expenses entered into in the ordinary course of business on ordinary terms); (c) all non-contingent reimbursement or payment obligations of such Person with respect to Surety Instruments (such as, for example, unpaid reimbursement obligations in respect of a drawing under a letter of credit); (d) all obligations of such Person evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses; (e) all indebtedness of such Person created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property); (f) all obligations of such Person with respect to Capital Leases; (g) all net obligations of such Person with respect to Swap Contracts (such obligations to be equal at any time to the aggregate net amount that would have been payable by such Person at the most recent fiscal quarter end in connection with the termination of such Swap Contracts at such fiscal quarter end); (h) all indebtedness of other Persons referred to in clauses (a) through (g) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including accounts and contracts rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness; and
(i) all Guaranty Obligations of such Person in respect of indebtedness or obligations of others of the kinds referred to in clauses (a) through (h) above. Indebtedness shall not include (x) accounts extended by suppliers in the ordinary course on normal trade terms in connection with the purchase of goods and services, or (y) any Indebtedness created by the sale or discount of receivables permitted by Section 8.21. For purposes of Section 8.12, Indebtedness will be defined as above except that all non-US dollar borrowings, including US dollar borrowings converted to another currency via forward exchange contracts, will be converted to US dollars at the average exchange rate of the previous twelve months.

     Indemnified Person -- see Section 11.4.

     Independent Auditor -- see subsection 7.1(a).

     Index Debt means the senior, unsecured, non-externally credit enhanced, long-term indebtedness for borrowed money of US Borrower.

     Initial Funding Date means the first date on which any Lender makes a Loan hereunder.

     Initial Public Offering shall mean an underwritten public offering of the common stock of M-T Investors or Holding, other than any public offering or sale pursuant to a registration statement on Form S-8 or a comparable form.

     Initial Loans means the Loans made on the Initial Funding Date.

     Insolvency Proceeding means, with respect to any Person, (a) any case, action or proceeding with respect to such Person before any court or by or before any other Governmental Authority relating to bankruptcy, insolvency, reorganization, liquidation, receivership, dissolution, sequestration, conservatorship, winding-up or relief of debtors (or the convening of a meeting or the passing of a resolution for or with a view to any of the foregoing), or (b) any assignment for the benefit of creditors, composition, marshalling of assets for creditors, or other similar arrangement in respect of such Person's creditors generally or any substantial portion of its creditors.

     Intellectual Property -- see Section 6.15.

     Intercompany Indebtedness -- see subsection 8.4(c).

     Intercreditor Agreement means an Intercreditor Agreement, substantially in the form of Exhibit N with such changes thereto as shall be approved by the Administrative Agent.

     Interest Expense means for any period the consolidated interest expense of US Borrower and the Subsidiaries for such period (including all imputed interest on Capital Leases, but excluding (i) amortization of fees and expenses in connection with the M-T Acquisition and the Safeline Acquisition, this Agreement and the transactions contemplated by the foregoing, (ii) amortization in connection with Swap Contracts,
(iii) expenses relating to the sale or discount of receivables permitted by Section 8.21, and (iv) interest expense on deferred compensation or customer deposits); provided, however, that interest expense shall give effect to any currency exchange agreements which have the effect of converting the currency in which the related Loan is payable.

     Interest Payment Date means (a) as to any ABR Loan, the last Business Day of each calendar quarter, (b) as to any Prime Rate Loan and any Non-U.S. $ Swing Line Loan, the last Business Day of each calendar month, (c) as to any LIBOR Rate Loan, the last day of each Interest Period applicable to such Loan; provided, however, that if any Interest Period for a LIBOR Rate Loan exceeds three months, the date that falls three months (or, in the case of a 12-month Interest Period, three months, six months and nine months) after the beginning of such Interest Period also shall be an Interest Payment Date, and
(d) as to any BA Equivalent Rate Loan, the last day of each Interest Period applicable to such Loan; provided, however, that if any Interest Period for a BA Equivalent Rate Loan exceeds 90 days, the date that falls 90 days after the beginning of such Interest Period also shall be an Interest Payment Date.

     Interest Period means, (a) as to any LIBOR Rate Loan, the period commencing on the Borrowing Date of such Loan or, on the Conversion/Continuation Date on which such Loan is converted into or continued as a LIBOR Rate Loan, as applicable, and ending on the date one, two, three, six, or, if available from all of the Lenders, twelve months thereafter as selected by the Applicable Borrower in its Notice of Borrowing or Notice of Conversion/Continuation, as the case may be; and (b) as to any BA Equivalent Rate Loan, the period commencing on the Borrowing Date of such Loan or on the Conversion/Continuation Date on which such Loan is converted into or continued as a BA Equivalent Rate Loan, and ending on the date 30, 60, 90 or 180 days thereafter, as selected by Canadian Borrower in its Notice of Canadian Borrowing or Notice of Continuation/Conversion; provided, however, that:

          (i) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the following Business Day unless, in the case of a LIBOR Rate Loan, the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;

          (ii) any Interest Period for a LIBOR Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period;

          (iii) no Interest Period for any Revolving Facility Loan shall extend beyond the scheduled Termination Date and no Interest Period for any Canadian Loan shall extend beyond the Canadian Termination Date;

          (iv) no Interest Period for any Tranche A-CHF Term Loan or Tranche A-UK Term Loan shall extend beyond any scheduled installment date for Term Loans under such Facility unless the aggregate principal amount of Term Loans under such Facility having Interest Periods that will expire on or before such scheduled installment date equals or exceeds the amount of the installment of Term Loans due under such Facility on such date; and

          (v) no Interest Period for any Term Loan under the Tranche A-US Term Loan Facility shall extend beyond any scheduled installment date unless the aggregate principal amount of all Term Loans under such Facility that are ABR Loans, plus the aggregate principal amount of all Term Loans under such Facility having Interest Periods that will expire on or before such scheduled installment date, equals or exceeds the amount of the installment of the Term Loans under such Facility due on such date.

     Interest Rate Certificate means an officers' certificate substantially in the form of Exhibit K, delivered pursuant to subsection 7.2(b), demonstrating in reasonable detail the calculation of the Debt to EBITDA Ratio as of the last day of the subject period.

     Inventory means all of the inventory of US Borrower and the Subsidiaries, whether now existing or existing in the future, including, without limitation: (i) all raw materials, work in process, parts, components, assemblies, supplies and materials used or consumed in their business, (ii) all goods, wares and merchandise, finished or unfinished, held for sale or lease or leased or furnished or to be furnished under contracts of service, and (iii) all goods returned or repossessed by US Borrower or the Subsidiaries.

     Investment -- see Section 8.4.

     Investment Grade Date -- see the definition of Applicable
Facility Fee Percentage.

     Investors means AEA and its current, former and future employees, stockholders, directors and officers and the officers of Holding, US Borrower, CH Borrower, UK Borrower and their respective subsidiaries, and (i) trusts for the benefit of such Persons or the spouses, issue, parents or other relatives of such Persons, (ii) entities controlling or controlled by such Persons and (iii) in the event of the death of any such individual Person, heirs or testamentary legatees of such Person. Investors shall also include Novartis and its direct and indirect subsidiaries, the specialty chemicals entity that was spun off from Novartis in connection with the merger of Ciba-Geigy and Sandoz and the direct and indirect subsidiaries of such specialty chemicals entity; provided, however, that no such entity referred to in this sentence owns, directly or indirectly, more than seven and one-half percent (7.50%) on a fully diluted basis of the economic or voting interest in the capital stock of Holding.

     IPO means the public offering of newly issued shares of common stock of Holding pursuant to a registration statement filed with the SEC under the Securities Act of 1933 consummated concurrently with the transactions to occur on the Second Amendment and Restatement Date.

     IRS means the United States Internal Revenue Service, and any Governmental Authority succeeding to any of its principal functions under the Code.

     Issuance Date -- see subsection 3.1(a).

     Issue means, with respect to any Letter of Credit, to issue or to extend the expiry of, or to renew or increase the amount of, such Letter of Credit; and the terms Issued, Issuing and Issuance have corresponding meanings.

     Japanese Yen means lawful money of Japan.

     Joint Venture means a corporation, partnership, limited liability company, joint venture or other similar legal arrangement (whether created by contract or conducted through a separate legal entity) now or hereafter formed by US Borrower or any Subsidiary with another Person or Persons in order to conduct a common venture or enterprise with such Person or Persons and that is not a Subsidiary (whether owned, directly or indirectly, 50% or less by US Borrower or any Subsidiary).

     L/C Advance means each L/C Lender's participation in any L/C
Borrowing in accordance with its Pro Rata Share.

     L/C Amendment Application means an application form for amendment of outstanding standby or commercial documentary letters of credit as shall at any time be in use by the applicable L/C Lender, as the L/C Lender shall request.

     L/C Application means an application form for issuances of standby or commercial documentary letters of credit as shall at any time be in use by the applicable L/C Lender, as the L/C Lender shall request.

     L/C Borrowing means an extension of credit resulting from a drawing under any Letter of Credit (including any Letter of Credit issued for the account of any Subsidiary Swing Line Borrower) which shall not have been reimbursed on the date when made nor converted into a Borrowing of Revolving Facility Loans under subsection 3.3(b).

     L/C Commitment means the commitment of the L/C Lender (other than the Subsidiary Swing Line Lenders) to Issue Letters of Credit from time to time Issued or outstanding under Article III, in an aggregate Dollar Equivalent amount not to exceed on any date an amount equal to the lesser of U.S. $60.0 million and the amount of the combined Commitments of all L/C Lenders; it being understood that the L/C Commitment is a part of the combined Revolving Facility Commitments of all L/C Lenders, rather than a separate, independent commitment.

     L/C Lender means (x) with respect to the Borrowers and UK Borrower, the New York agency of Scotiabank or such other Lender or Lenders selected by the Administrative Agent satisfactory to the Borrowers who agrees to act in such capacity to issue Letters of Credit and (y) with respect to each Subsidiary Swing Line Borrower, the Swing Line Lender who is to make Swing Line Loans hereunder to such Subsidiary Swing Line Borrower. All references in this Agreement to the L/C Lender shall be deemed a reference to the applicable L/C Lender issuing the applicable Letter of Credit.

     L/C Obligations means at any time the sum of (a) the aggregate undrawn Dollar Equivalent amount of all Letters of Credit then outstanding, plus (b) the Dollar Equivalent amount of all unreimbursed drawings under all Letters of Credit, including all outstanding L/C Borrowings.

     L/C-Related Documents means the Letters of Credit, the L/C Applications, the L/C Amendment Applications and any other document relating to any Letter of Credit, including any of the applicable L/C Lender's standard form documents for letter of credit issuances.

     Lease means any lease, sublease, franchise agreement, license, occupancy or concession agreement.

     Lender -- see the introduction to this Agreement; Lender shall include (x) any L/C Lender or Swing Line Lender, (y) at any time prior to the consummation of the transactions to occur on the Amendment and Restatement Date, any Person that is or was a Lender under the Original Credit Agreement as of the time immediately prior to the consummation of the transactions on the Amendment and Restatement Date, and (z) at any time prior to the consummation of the transactions to occur on the Second Amendment and Restatement Date, any Person that is or was a Lender under the Amended and Restated Credit Agreement as of the time immediately prior to the consummation of the transactions on the Second Amendment and Restatement Date.

     Lender Default means (i) the refusal (which has not been retracted) of a Lender to make available its portion of any Borrowing (including pursuant to Section 2.18) or to fund its portion of any unreimbursed payment under Section 3.3, or (ii) a Lender having notified the Applicable Agent and/or any Applicable Borrower that it does not intend to comply with the obligations under Section 2.1, 2.18 or 3.3.

     Lending Office means, as to any Lender, the office or offices of such Lender (or, in the case of any Offshore Currency Loan or Canadian Loan, of an Affiliate of such Lender) specified to the Administrative Agent and the Borrowers (and Canadian Borrower and the Canadian Agent with respect to Canadian Loans) as its "Lending Office" or "Domestic Lending Office" or "Offshore Lending Office" or "Canadian Lending Office", as the case may be.

     Letter of Credit means any letter of credit (whether a standby letter of credit or a commercial documentary letter of credit) Issued by an L/C Lender pursuant to Article III.

     LIBOR Rate means, with respect to each day during each Interest Period pertaining to LIBOR Rate Loans comprising part of the same Borrowing, the rate per annum determined by the Administrative Agent to be the arithmetic mean (rounded to the nearest 1/100th of 1%) of the offered rates for deposits in Dollars or in the Applicable Currency with a term comparable to such Interest Period that appears on the Telerate British Bankers Assoc. Interest Settlement Rates Page (as defined below) at approximately 11:30 a.m., London, England time, on the second full Business Day preceding the first day of such Interest Period (or, in the case of Pounds Sterling, on the first day of such Interest Period); provided, however, that if there shall at any time no longer exist a Telerate British Bankers Assoc. Interest Settlement Rates Page, "LIBOR Rate" shall mean, with respect to each day during each Interest Period pertaining to LIBOR Rate Loans comprising part of the same Borrowing, the rate per annum equal to the rate at which Scotiabank is offered deposits in Dollars or in the Applicable Currency at approximately 11:30 a.m., London, England time, two Business Days prior to the first day of such Interest Period (or, in the case of Pounds Sterling, on the first day of such Interest Period) in the interbank eurocurrency market where the eurocurrency and foreign currency and exchange operations in respect of Dollars or such Applicable Currency, as the case may be, are then being conducted for delivery on the first day of such Interest Period for the number of days comprised therein and in an amount comparable to the amount of its LIBOR Rate Loan to be outstanding during such Interest Period. "Telerate British Bankers Assoc. Interest Settlement Rates Page" shall mean the display designated as Page 3750 (or such other page on which any Applicable Currency then appears) on the Telerate System Incorporated Service (or such other page as may replace such page on such service for the purpose of displaying the rates at which Dollar deposits in any Applicable Currency are offered by leading banks in the London interbank deposit market).

     LIBOR Rate Loan means any Loan that bears interest based on the LIBOR Rate.

     Lien means any security interest, mortgage, deed of trust, pledge, claim, hypothecation, assignment for security, charge or deposit arrangement, preferential arrangement in the nature of security or lien (statutory or other), or other encumbrance of any kind in respect of any property (including those created by, arising under or evidenced by any conditional sale or other title retention agreement).

     Loan means (a) an extension of credit by a Lender to either
Borrower, UK Borrower or a Subsidiary Swing Line Borrower under
Article II or Article III, which may be a Term Loan, a Revolving Loan, a Swing Line Loan or an L/C Advance, or (b) an extension of credit by a Canadian Lender to Canadian Borrower under Article II.

     Loan Documents means this Agreement, any Note, the Fee Letters, the L/C-Related Documents, the Guarantees, each Security Document, each Swap Contract entered into with any Lender or any Affiliate of a Lender by any Company and all other documents delivered to any Agent or any Lender in connection herewith.

     Loan Parties means the Domestic Loan Parties and the Foreign Loan
Parties.

     Losses means as to any Person, the losses, liabilities, claims (including those based upon negligence, strict or absolute liability and liability in tort), damages, expenses, obligations, penalties, actions, judgments, Liens, penalties, fines, suits, costs or disbursements of any kind or nature whatsoever (including Attorney Costs in connection with any Proceeding commenced or threatened, whether or not such Person shall be designated a party thereto) at any time (including following the payment of the Obligations and/or the termination of the Commitments hereunder) incurred by, imposed on or asserted against such Person.

     Majority Lenders of the Affected Tranche means (i) at any time prior to the Original Closing Date, Non-Defaulting Lenders holding at least a majority of the aggregate amount of the Commitments of the Non-Defaulting Lenders of the applicable Term Loan Facility which would be adversely affected by any amendment, waiver or consent contemplated by clause (6) of the second proviso to subsection 11.1(a) and (ii) at any time after the Original Closing Date, Non-Defaulting Lenders holding at least a majority of the aggregate amount of the outstanding Loans of the Non-Defaulting Lenders of the applicable Term Loan Facility which would be adversely affected by any amendment, waiver or consent contemplated by clause (6) of the second proviso to subsection 11.1(a).

     Management Services Agreement means the Management Services Agreement dated as of October 15, 1996, between AEA and US Borrower, as in effect on the Original Closing Date and as the same may be amended and in effect from time to time in accordance with Section 8.18.

     Margin Stock means "margin stock" as such term is defined in Regulation G, T, U or X of the FRB.

     Material Adverse Effect means (a) a material adverse effect upon the operations, business, assets, nature of assets, properties, condition (financial or otherwise), solvency or prospects of US Borrower and the Subsidiaries taken as a whole (which term "Subsidiary" shall include, on or prior to the Original Closing Date or the Safeline Closing Date, as the case may be, any entity which will become or be merged into or acquired by either Borrower or any of its Subsidiaries on the Original Closing Date or the Safeline Closing Date, as the case may be, in connection with the Transactions); or (b) a material adverse effect on the rights and remedies of the Agents or the Lenders under the Loan Documents.

     Mettler-Toledo Group means the entities (other than those affiliated solely with Holding immediately prior to the consummation of the M-T Acquisition) set forth in the M-T Acquisition Documents and any additional entities formed by such parties or their Affiliates in connection with consummating the M-T Acquisition.

     Mettler-Toledo, Inc. means Mettler-Toledo, Inc., a Delaware corporation, the survivor of the merger of itself and MT Acquisition Corp. (a Delaware corporation) and its successors.

     Minimum Tranche means, in respect of Loans comprising part of the same Borrowing, or to be converted or continued under Section 2.4 or 2.4A, (a) in the case of ABR Loans, U.S. $1.0 million or a higher integral multiple of U.S. $1.0 million, (b) in the case of Canadian Loans, Cdn. $250,000 or a higher integral multiple of Cdn. $250,000,
(c) in the case of LIBOR Rate Loans which are Tranche A-US Term Loans, a minimum Dollar Equivalent amount of U.S. $5.0 million and an integral multiple of U.S. $100,000, (d) in the case of Revolving Loans which are LIBOR Rate Loans (other than Revolving Loans made in Pounds Sterling and CHF), a minimum Dollar Equivalent amount of U.S. $1.0 million and an integral multiple of U.S. $1.0 million, (e) in the case of Revolving Loans made in Pounds Sterling, a minimum of 500,000 Pounds Sterling and an integral multiple of 100,000 Pounds Sterling,
(f) in the case of Revolving Loans made in CHF, a minimum of 1,000,000 CHF and an integral multiple of 100,000 CHF, and (g) in the case of Tranche A-CHF Term Loans, a minimum amount of CHF 5.0 million and an integral multiple of CHF 100,000, and (h) in the case of Tranche A-UK Term Loans, a minimum amount of 2.5 million Pounds Sterling and an integral multiple of 100,000 Pounds Sterling. Notwithstanding the foregoing, Loans made on the Second Amendment and Restatement Date need not be in integral multiples as so specified (as long as in the minimum amount specified), nor do any continuation thereof.

     MLA Cost means the cost imputed to a Lender making a Loan in Pounds Sterling of compliance with the Mandatory Liquid Assets requirements of the Bank of England during the Interest Period of that Loan determined in accordance with Schedule 1.1(b).

     Moody's means Moody's Investors Service, Inc. or its successors.

     Mortgage means a term loan and revolving credit mortgage, assignment of leases, security agreement and fixture filing, or a term loan and revolving credit deed of trust, assignment of leases, security agreement and fixture filing creating and evidencing a Lien on a Mortgaged Real Property, which shall be substantially in the form of Exhibit I, containing such schedules and including such additional provisions and other deviations from such Exhibits as shall be necessary to conform such document to applicable or local law or as shall be required under local law and which shall be dated as of the date of delivery thereof and made by the owner of the Mortgaged Real Property described therein for the benefit of the Administrative Agent, as mortgagee (grantee or beneficiary), assignee and secured party, as the same may at any time be amended, modified or supplemented in accordance with the terms thereof and hereof.

     Mortgaged Real Property means each Real Property designated on
Schedule 1.1(c) which shall be subject to a Mortgage and each additional Real Property which shall be subject to a Mortgage delivered pursuant to Section 7.14.

     M-T Acquisition means the acquisition by US Borrower or one or more of the Subsidiaries of the Mettler-Toledo Group pursuant to the M-T Acquisition Documents.

     M-T Acquisition Documents means the documents listed in Schedule 1.1(d) hereto, in each case as in effect on the Original Closing Date and as amended and in effect from time to time in accordance with
Section 8.18.

     M-T Acquisition Transactions means the M-T Acquisition, the offering and sale of the Senior Subordinated Notes and the other transactions contemplated hereby and thereby to be effected in connection therewith on or about the Original Closing Date.

     M-T GmbH means Mettler-Toledo GmbH Greifensee, a Swiss corporation and a Subsidiary.

     M-T Investors means MT Investors Inc., a Delaware corporation, and its successors.

     M-T Leicester means Mettler-Toledo Ltd., Leicester, an English corporation and a Subsidiary, and its successors.

     Multiemployer Plan means a "multiemployer plan," within the meaning of Section 4001(a)(3) of ERISA, to which a Loan Party or any ERISA Affiliate makes, is making or is obligated to make contributions or with respect to which it otherwise may have any liability.

     NAIC means the National Association of Insurance Commissioners.

     Net Award has the meaning assigned to that term in each Mortgage.

     Net Cash Proceeds means

          (a) with respect to any Asset Sale, the aggregate cash proceeds (including cash proceeds received by way of deferred payment of principal pursuant to a note, installment receivable, liquidation or payment of any Investment permitted by subsection 8.4(d), reserve for adjustment or otherwise, but only as and when received) received by US Borrower or any Subsidiary pursuant to such Asset Sale, net of (i) the direct and indirect costs relating to such Asset Sale (including sales commissions and legal, accounting and investment banking fees), (ii) taxes, fees, impositions and recording charges paid or payable as a result thereof (after taking into account any tax credits or deductions taken in connection with such Asset Sale and any tax sharing arrangements), (iii) amounts applied to the repayment of any Indebtedness secured by a Lien on the asset subject to such Asset Sale (other than the Obligations), (iv) liabilities of the entity, or relating to the business or assets, sold, transferred or otherwise disposed of which are retained by US Borrower or the applicable Subsidiary, (v) amounts required to be paid to any Person (other than US Borrower or any Subsidiary) owning a beneficial interest in the assets subject to the Asset Sale and
     (vi) appropriate amounts to be provided by US Borrower or any Subsidiary, as the case may be, as a reserve required in accordance with GAAP against any liabilities associated with such Asset Sale and retained by the US Borrower or any Subsidiary, as the case may be, after such Asset Sale (but upon reversal of such reserve, any amount so reserved shall thereupon be Net Cash Proceeds);

          (b) with respect to any issuance of equity securities or Indebtedness, the aggregate cash proceeds (including cash proceeds received by way of deferred payment of principal pursuant to a note, installment receivable, reserve for adjustment or otherwise, but only as and when received) received by Holding or any of its Subsidiaries pursuant to such issuance, net of the direct costs relating to such issuance (including sales and underwriter's commissions and legal, accounting and investment banking fees); and

          (c) with respect to any Taking, Destruction, or loss of title to all or a portion of any Mortgaged Real Property, the Net Award, Net Proceeds or title insurance proceeds (net of any reasonable costs incurred to recover such title insurance proceeds), as applicable, resulting therefrom, to be applied as Net Cash Proceeds under this Agreement pursuant to the provisions of the Mortgages; provided, however, such amounts have not been applied to restore or rebuild the Mortgaged Real Property so Taken or Destroyed as permitted or required by the applicable Mortgage and this Agreement.

     If Holding or any of its Subsidiaries receives Net Cash Proceeds in a currency other than U.S. Dollars, the Dollar Equivalent amount thereof shall be determined as of the earlier of (i) the date on which such Net Cash Proceeds are required to be applied to prepayments under
Section 2.7 and (ii) the date on which such Net Cash Proceeds are converted into the currency in which any such prepayment will be required.

     Net Proceeds has the meaning assigned to that term in each Mortgage.

     Net Tangible Assets means, at any time, the aggregate amount which, in accordance with GAAP, would be included as total assets (less intangible assets) on the consolidated balance sheet of US Borrower and the Subsidiaries at such time, minus the aggregate amount which, in accordance with GAAP, would be included as Current Liabilities on the consolidated balance sheet of US Borrower and the Subsidiaries at such time.

     New Lender -- see subsection 1.7(d).

     Non-Defaulting Lender means each Lender other than a Defaulting
Lender.

     Non-Guarantor Subsidiary means any Subsidiary set forth on
Schedule 1.1(e).

     Non-U.S. $ Swing Line Loans means any Swing Line Loan that is not made in U.S. Dollars.

     Notes means the Tranche A-CHF Term Notes, the Tranche A-UK Term Notes, the Tranche A-US Term Notes, the Revolving Notes, the Canadian Revolving Notes and the Swing Line Notes and, if issued, the QFL Notes and Note means any of them.

     Notice of Borrowing means a notice in substantially the form of Exhibit A-2.

     Notice of Canadian Borrowing means a notice in substantially the form of Exhibit A-1.

     Notice of Conversion/Continuation means a notice in substantially the form of Exhibit B-1 (in the case of a notice pursuant to Section 2.4) or Exhibit B-2 (in the case of a notice pursuant to Section
2.4A).

     Obligations means all advances, debts, liabilities, obligations, guarantees, covenants and duties arising under any Loan Document, owing by any Loan Party to any Lender, any Agent or any Indemnified Person, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising.

     Officers' Certificate shall mean, as applied to any corporation, a certificate executed on behalf of such corporation by its Chairman of the Board (if an officer) or its President or one of its Vice Presidents and by its Chief Financial Officer or its Treasurer or, in the case of Foreign Subsidiaries, officers or persons performing comparable functions. Each Officers' Certificate with respect to the compliance with a condition precedent or agreement hereunder shall include (i) a statement that the signers have read such condition or agreement and any definitions or other provisions contained in this Agreement relating thereto, (ii) a statement that, in the opinion of the signers, they have made or have caused to be made such examination or investigation as is reasonably necessary to enable them to express an opinion as to whether or not such condition or agreement has been complied with, and (iii) a statement as to whether, in the opinion of the signers, based upon such examination or investigation, such condition or agreement has been complied with.

     Offshore Currency means at any time Deutschemarks, French Francs, Japanese Yen, Pounds Sterling, Swiss Francs or any Agreed Alternative Currency.

     Offshore Currency Loan means any LIBOR Rate Loan denominated in an Offshore Currency.

     Offshore U.S. Dollar Loan means any LIBOR Rate Loan denominated in U.S. Dollars.

     Operating Lease Expense means all operating lease expenses of US Borrower and the Subsidiaries.

     Organization Documents means, for any corporation, the certificate or articles of incorporation or association, the bylaws, any unanimous shareholder agreement or declaration, any certificate of determination or instrument relating to the rights of preferred shareholders of such corporation, any shareholder rights agreement or voting trust agreement, and all applicable resolutions of the board of directors (or any committee thereof) of such corporation and all other documents of a comparable nature and, for each partnership, its partnership agreement, its certificate of partnership and all other documents of the nature previously described as to a corporation.

     Original Closing Date means the date on which all conditions precedent set forth in Section 5.1 (as such Section was in effect on the Original Closing Date) were satisfied or waived by all Lenders (October 15, 1996).

     Original Credit Agreement -- see the recitals hereto.

     Other Documents means the Ciba Loan Documents, the Ciba Reimbursement Agreement, the Tax Sharing Agreement, the Management Services Agreement, the Safeline Seller Notes, and all other documents, instruments and agreements entered into in connection with such documents including all appendices, annexes, schedules, attachments and exhibits to any such document, in each case as amended and in effect from time to time in accordance with Section 8.18.

     Overnight Rate means, for any Loan (other than a Swing Line Loan that is made in any Applicable Currency other than U.S. Dollars or Pounds Sterling) for any day, the rate of interest per annum at which overnight deposits in the Applicable Currency, in an amount approximately equal to the amount with respect to which such rate is being determined, would be offered for such day by the Administrative Agent's London Branch to major banks in the London or other applicable offshore interbank market. The Overnight Rate for any day which is not a Business Day shall be the Overnight Rate for the preceding Business Day. The Overnight Rate for any Swing Line Loan made in any Applicable Currency other than U.S. Dollars or Pounds Sterling means, for any day, the rate of interest per annum determined by the Applicable Swing Line Lender.

     Participant -- see subsection 11.8(d).

     Paid Lender -- see subsection 1.7(a).

     Paid Lender's Payment -- see subsection 1.7(a).

     Paid Existing Lender -- see subsection 1.7(b).

     Paid Existing Lender Payment Amount -- see subsection 1.7(b).

     Paying Existing Lender -- see subsection 1.7(c).

     Payment Adjustment -- see Section 1.7.

     Payment Date means (x) each March 31, June 30, September 30 and December 31 of each year, commencing with and including December 31, 1997 through and including March 31, 2004 and (y) May 19, 2004.

     PBGC means the Pension Benefit Guaranty Corporation, or any
Governmental Authority succeeding to any of its principal functions under ERISA.

     Pension Plan means a pension plan (as defined in Section 3(2) of ERISA) subject to Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code which a Loan Party or any ERISA Affiliate sponsors or maintains, or to which it makes, is making or is obligated to make contributions, or with respect to which it otherwise may have any liability.

     Percentage means, as to any Canadian Lender at any time, the percentage equivalent (expressed as a decimal, rounded to the ninth decimal place) at such time of such Canadian Lender's portion of the Canadian Commitment divided by the amount of the Canadian Commitment. The initial Percentage of each Canadian Lender is set forth on
Schedule 2.1(c), and each Canadian Lender's Percentage shall change simultaneously with any assignment by or to such Canadian Lender pursuant to Section 11.8.

     Permitted Liens -- see Section 8.1.

     Person means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or Governmental Authority.

     Plan means an employee benefit plan (as defined in Section 3(3) of ERISA) which a Loan Party or any ERISA Affiliate sponsors or maintains or to which a Loan Party or any ERISA Affiliate makes, is making or is obligated to make contributions or with respect to which it otherwise may have any liability, and includes any Pension Plan.

     Pledged Securities means all the Security Agreement Collateral as defined in each of the Securities Pledge Agreements.

     Pounds Sterling means the lawful money of the United Kingdom.

     Prime Rate means, for any day, the per annum rate of interest in effect for such day as publicly announced from time to time by Scotiabank in Toronto, Ontario as its "prime rate." (The "prime rate" is a rate set by Scotiabank based upon various factors including Scotiabank's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate.) Any change in the prime rate announced by Scotiabank shall take effect at the opening of business on the day specified in the public announcement of such change.

     Prime Rate Loan means a Canadian Loan that bears interest based on the Prime Rate.

     Prior Liens means Liens which pursuant to the provisions of any Security Document are or may be superior to the Liens of such Security Document.

     Proceeding means any claim, action, judgment, suit, hearing, governmental investigation, arbitration (to the extent binding on US Borrower or any Subsidiary) or proceeding, including by or before any Governmental Authority.

     Pro Rata Share means as to any Lender in respect of any Facility at any time, the percentage equivalent (expressed as a decimal, rounded to the ninth decimal place) at such time of (a) prior to termination of the Commitments in such Facility, (i) such Lender's Commitment in such Facility divided by (ii) the combined Commitments of all Lenders in such Facility, or (b) after termination of the Commitments in such Facility, (i) the aggregate principal Dollar Equivalent amount of such Lender's Loans under such Facility, plus (in the case of the Revolving Facility) (without duplication) the participation of such Lender in the aggregate Effective Amount of all L/C Obligations and the Dollar Equivalent amount of all Swing Line Loans, divided by (ii) the aggregate Dollar Equivalent principal amount of all Loans under such Facility, plus (in the case of the Revolving Facility) (without duplication) the Effective Amount of all L/C Obligations.

     QFL A-CHF Note -- see subsection 2.23(a).

     QFL A-UK Note -- see subsection 2.23(a).

     QFL A-US Note -- see subsection 2.23(a).

     QFL Notes -- see subsection 2.23(a).

     Qualified Public Offering shall mean an Initial Public Offering resulting in gross cash proceeds to Holding of at least U.S. $75.0 million the proceeds of which have been contributed to US Borrower.

     Qualified Subsidiary Guarantor means any Subsidiary Guarantor the Guarantee of which does not on its face exclude any Obligations of (i) with respect to any Domestic Subsidiary (other than UK Borrower Guarantor), any Loan Party other than UK Borrower, (ii) with respect to UK Borrower Guarantor, UK Borrower and (iii) with respect to any Foreign Subsidiary, CH Borrower, not taking into account any restrictions resulting from the amount of capital of such Subsidiary Guarantor available for distribution.

     Ratification Agreement means a Ratification Agreement substantially in the form of Exhibit O entered into on the Amendment and Restatement Date and on the Second Amendment and Restatement Date.

     Real Property means all right, title and interest of the Borrowers or any of their respective Subsidiaries (including, without limitation, any leasehold estate) in and to a parcel of real property owned or operated by either Borrower or any of its respective Subsidiaries together with, in each case, all improvements and appurtenant fixtures, equipment, personal property, easements and other property and rights incidental to the ownership, lease or operation thereof.

     Reimbursement Obligations shall mean, at any time, the obligations of the Revolving Borrowers and the Subsidiary Swing Line Borrowers then outstanding, or that may thereafter arise in respect of all Letters of Credit then outstanding, to reimburse amounts paid by the applicable L/C Lender in respect of any drawings under a Letter of Credit issued for the account of such Revolving Borrower or Subsidiary Swing Line Borrower, as the case may be.

     Related Business means the businesses of US Borrower and the Subsidiaries as conducted on the Safeline Closing Date, and any businesses related, ancillary or complementary to such businesses.

     Replacement Lender -- see Section 4.8.

     Reportable Event means any of the events set forth in Section 4043(b) of ERISA or the regulations thereunder with respect to which a Loan Party or any ERISA Affiliate would be subject to the notice requirements of Section 4043(b), other than any such event for which the 30-day notice requirement under ERISA has been waived in regulations issued by the PBGC.

     Required Canadian Lenders means (a) at any time prior to the Canadian Termination Date, Canadian Lenders which are Non-Defaulting Lenders then holding at least a majority of the aggregate Canadian Commitments of all Canadian Lenders which are Non-Defaulting Lenders, and (b) otherwise, Canadian Lenders which are Non-Defaulting Lenders then holding at least a majority of the then outstanding aggregate principal amount of Canadian Loans of all Canadian Lenders which are Non-Defaulting Lenders.

     Required Lenders means (a) at any time prior to the Termination Date, Non-Defaulting Lenders then holding at least a majority of the sum of (i) the then aggregate unused amount of the Commitments of the Non-Defaulting Lenders, plus (ii) the then aggregate unpaid Dollar Equivalent principal amount of the Loans of the Non-Defaulting Lenders, plus (iii) (without duplication) the then aggregate Effective Amount of the L/C Obligations of the Non-Defaulting Lenders, and (b) otherwise, Non-Defaulting Lenders then holding at least a majority of the sum of (i) the then aggregate unpaid Dollar Equivalent principal amount of the Loans of the Non-Defaulting Lenders, plus (ii) (without duplication) the then aggregate Effective Amount of the L/C Obligations of the Non-Defaulting Lenders (it being understood that, for purposes of clauses (a) and (b), the principal amount of each Revolving Facility Lender's Loans shall be deemed to be (i) in the case of any Revolving Facility Lender other than any Applicable Swing Line Lender, increased by such Revolving Facility Lender's participations in the Swing Line Loans of such Applicable Swing Line Lender pursuant to Section 2.19 (whether funded or unfunded), except to the extent such Revolving Facility Lender shall not have funded such participations as required pursuant to Section 2.19, and (ii) in the case of any Applicable Swing Line Lender, decreased by the amount of the participations of all other Revolving Facility Lenders in its Swing Line Loans (whether funded or unfunded), except to the extent any such other Revolving Facility Lender shall not have funded such participations as required pursuant to Section 2.19. For purposes of determining whether the Required Lenders have approved any amendment, waiver or consent or taken any other action hereunder, the Dollar Equivalent amount of all Offshore Currency Loans shall be calculated on the date immediately preceding the date such amendment, waiver or consent is to become effective or such action is to be taken.

     Required Revolving Facility Lenders means (a) at any time prior to the Termination Date, Revolving Facility Lenders which are Non-Defaulting Lenders then holding at least a majority of the sum of
(i) the then aggregate Available Revolving Facility Commitments of all Revolving Facility Lenders which are Non-Defaulting Lenders, plus (ii) the then Aggregate Outstanding Revolving Credit of all Revolving Facility Lenders which are Non-Defaulting Lenders, and (b) otherwise, Revolving Facility Lenders which are Non-Defaulting Lenders then holding at least a majority of the then Aggregate Outstanding Revolving Credit of all Revolving Facility Lenders which are Non-Defaulting Lenders (it being understood that, for purposes of clauses (a) and (b), the principal amount of each Revolving Facility Lender's Revolving Facility Loans shall be deemed to be (i) in the case of any Revolving Facility Lender other than any Applicable Swing Line Lender, increased by such Revolving Facility Lender's participations in the Swing Line Loans pursuant to Section 2.19 (whether funded or unfunded), except to the extent such Revolving Facility Lender shall not have funded such participations as required pursuant to Section 2.19, and (ii) in the case of any Applicable Swing Line Lender, decreased by the amount of the participations of all other Revolving Facility Lenders in its Swing Line Loans (whether funded or unfunded), except to the extent any such other Revolving Facility Lender shall not have funded such participations as required pursuant to Section 2.19. For purposes of determining whether the Required Revolving Facility Lenders have approved any amendment, waiver or consent or taken any other action hereunder, the Dollar Equivalent amount of all Offshore Currency Loans shall be calculated on the date immediately preceding the date such amendment, waiver or consent is to become effective or such action is to be taken.

     Requirement of Law means, as to any Person, any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject.

     Reset Date -- see the definition of Applicable Facility Fee
Percentage.

     Responsible Officer means the chief executive officer, the chief financial officer, the president or any vice-president of the Applicable Borrower, or any other officer having substantially the same authority and responsibility; or, with respect to compliance with financial covenants, the chief financial officer, the treasurer or controller of the Applicable Borrower, or any other officer having substantially the same authority and responsibility.

     Restoration has the meaning assigned to that term in each Mortgage.

     Restricted Payment -- see Section 8.13.

     Revolving Borrowers means the Borrowers and UK Borrower.

     Revolving Facility means the revolving multicurrency credit facility in an aggregate principal amount equal to the Dollar
Equivalent of U.S. $400.0 million with a letter of credit subfacility and a swing line subfacility provided hereunder as set forth in subsection 2.1(d) and Sections 2.16 and 3.1.

     Revolving Facility Commitment -- see subsection 2.1(d).

     Revolving Facility Lender means a lender having a Revolving
Facility Commitment or a Swing Line Commitment or holding a Revolving Facility Loan or a participation in an L/C Advance.

     Revolving Facility Loan means an extension of credit by a Revolving Facility Lender to a Revolving Borrower or a Subsidiary
Swing Line Borrower under the Revolving Facility pursuant to Article II or Article III, which may be a Revolving Loan, a Swing Line Loan or an L/C Advance.

     Revolving Loan -- see subsection 2.1(d).

     Revolving Loan Maturity Date means May 19, 2004.

     Revolving Note and Revolving Notes -- see Section 2.2.

     Safeline Acquisition means the acquisition by US Borrower through UK Borrower and Canadian Borrower of 100% of the issued and outstanding share capital of Safeline Limited pursuant to the Safeline Acquisition Documents.

     Safeline Acquisition Documents means the documents listed in
Schedule 1.1(f), in each case as in effect on the Safeline Closing Date as amended and in effect from time to time in accordance with
Section 8.18.

     Safeline Acquisition Transactions means the Safeline Acquisition, the issuance of the Safeline Seller Notes and each other transaction contemplated hereby and thereby to be effected in connection therewith on, about or after the Safeline Closing Date.

     Safeline Closing Date means the date on which all conditions precedent set forth in Section 5.1A are satisfied or waived by all Lenders.

     Safeline Contingent Payment means the contingent payments set forth in Section 1.2(c) of the acquisition agreement relating to the Safeline Acquisition.

     Safeline Limited means Safeline Limited, an English corporation, and its successors.

     Safeline Loan Parties means Canadian Borrower, UK Borrower, the UK Borrower Guarantor and each other Subsidiary of UK Borrower which becomes a party to a Loan Document in connection with the Safeline Acquisition.

     Safeline Seller Notes means the notes of UK Borrower in an aggregate principal amount of 13.7 million Pounds Sterling issued to the sellers in the Safeline Acquisition, as amended and in effect from time to time in accordance with Section 8.18.

     Same Day Funds means (i) with respect to disbursements and payments in U.S. Dollars, immediately available funds, and (ii) with respect to disbursements and payments in Canadian Dollars or an Offshore Currency, same day or other funds as may be determined by the Applicable Agent, as the case may be (or, with respect to payments made by any Subsidiary Swing Line Borrower, the Swing Line Lender who makes Swing Line Loans to such Subsidiary Swing Line Borrower) to be customary in the place of disbursement or payment for the settlement of international banking transactions in Canadian Dollars or the relevant Offshore Currency.

     Scotiabank -- see the introduction to this Agreement.

     SEC means the United States Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

     Second Amendment and Restatement Assignments -- see Section 1.7.

     Second Amendment and Restatement Date means the date on which all of the conditions precedent set forth in Section 5.3 are satisfied or waived by the Required Lenders, the Agents, the Swing Line Lenders, each L/C Lender and the Co-Agents. Section 4.1(f)(i) Certificate -- see subsection 4.1(f)(i).

     Section 4.1(f)(v) Certificate -- see subsection 4.1(f)(v).

     Secured Parties has the meaning specified in the Security
Documents.

     Securities Pledge Agreements means the US Borrower Securities Pledge Agreement, the Holding Securities Pledge Agreement, the Domestic Subsidiary Securities Pledge Agreement, the Foreign Subsidiary Securities Pledge Agreement, and any other securities pledge agreements delivered pursuant to Section 5.1A(i) of the Amended and Restated Credit Agreement, or Section 7.14, Section 7.15, or
Section 7.23.

     Security Agreement means a security agreement substantially in the form of Exhibit D entered into and delivered by each of the Borrowers and certain of the Subsidiary Guarantors, and any other security agreement delivered pursuant to Section 7.14, Section 7.15, or Section 7.23.

     Security Agreement Collateral means all "Collateral" as defined in the Security Agreement.

     Security Documents means each of the Securities Pledge
Agreements, Security Agreements, the Mortgages and any other documents utilized to pledge as Collateral for the Obligations any other property or assets of whatever kind or nature.

     Senior Subordinated Note Documents shall mean and include each of the documents and other agreements entered into (including, without limitation, the Senior Subordinated Note Indenture) relating to the issuance by US Borrower of the Senior Subordinated Notes, as in effect on the Original Closing Date and as the same may be entered into, modified, supplemented or amended from time to time pursuant to the terms hereof and thereof.

     Senior Subordinated Note Indenture shall mean the Indenture and the First Supplemental Indenture, each dated as of October 15, 1996, entered into by and among US Borrower, Holding and United States Trust Company of New York, as trustee thereunder, as in effect on the Original Closing Date, the Second Supplemental Indenture dated as of October 16, 1997, entered into by and among US Borrower, Holding and United States Trust Company of New York, as Trustee and the Third Supplemental Indenture dated as of November 14, 1997, entered into by and among US Borrower, Holding and United States Trust Company of New York, as Trustee and as amended and in effect from time to time in accordance with Section 8.18.

     Senior Subordinated Notes means the U.S. $135.0 million 9-3/4% senior subordinated notes due 2006 of US Borrower issued under the Senior Subordinated Note Indenture.

     S&P means Standard & Poor's Ratings Group, a division of
McGraw-Hill, Inc.

     Specified Subsidiary means any Non-Guarantor Subsidiary or any Subsidiary set forth on Schedule 7.22.

     Spot Rate means with respect to any Applicable Currency, at any date of determination thereof, the spot rate of exchange with respect to U.S. Dollars for such date in London that appears on the display page applicable to such Applicable Currency on the Telerate System Incorporated Service (or such other page as may replace such page on such service for the purpose of displaying the spot rate of exchange in London); provided, however, that if there shall at any time no longer exist such a page or a relevant spot rate is not shown on such service, the spot rate of exchange shall be determined by reference to another similar rate publishing service selected by the Administrative Agent and if no such similar rate publishing service is available by reference to the published rate of the Administrative Agent in effect at such date for similar commercial transactions.

     State, Local and Foreign Real Property Disclosure Requirements means any federal, state or local laws requiring notification of the buyer of real property, or notification, registration, or filing to or with any state or local agency, prior to the sale of any real property or transfer of control of an establishment, of the actual or threatened presence or release into the environment, or the use, disposal, or handling of Hazardous Materials on, at, under, or near the real property to be sold or the establishment for which control is to be transferred.

     Subsidiary of a Person means any corporation, association, partnership, limited liability company, joint venture, business trust or other business entity of which more than 50% of the voting stock, membership interests or other equity interests is owned or controlled directly or indirectly by such Person, or one or more of the Subsidiaries of such Person, or a combination thereof. Notwithstanding the foregoing, any Joint Venture which is not majority owned by, but is controlled by, US Borrower or a Subsidiary and the financial results of which are included in the consolidated financial statements of US Borrower shall be deemed to be a Subsidiary of US Borrower. Unless the context otherwise clearly requires, references herein to a "Subsidiary" refer to a Subsidiary of US Borrower. The term Subsidiary shall also include any Person to become a Subsidiary pursuant to the M-T Acquisition or the Safeline Acquisition.

     Subsidiary Currency means, as to any Subsidiary Swing Line
Borrower, the currency (or currencies with respect to M-T GmbH) in which such Subsidiary Swing Line Borrower may borrow Swing Line Loans pursuant to Section 2.16.

     Subsidiary Currency Equivalent means at any time with respect to any Subsidiary Swing Line Borrower, (a) with respect to all Subsidiary Swing Line Borrowers other than M-T GmbH, as to any amount denominated in the Subsidiary Currency, the amount thereof at such time, and (b) with respect only to M-T GmbH, as to any amount denominated in any Subsidiary Currency, the CHF Equivalent thereof.

     Subsidiary Guarantees means each Domestic Subsidiary Guarantee and each Foreign Subsidiary Guarantee.

     Subsidiary Guarantors means the Domestic Subsidiary Guarantors and the Foreign Guarantors.

     Subsidiary L/C Borrowing means, as to any Subsidiary Swing Line Borrower, an extension of credit resulting from a drawing under any Letter of Credit issued for the account of such Subsidiary Swing Line Borrower which shall not have been reimbursed on the date when made nor converted into a Borrowing of Revolving Facility Loans under subsection 3.3(b).

     Subsidiary L/C Commitment means the commitment of each L/C Lender which is a Swing Line Lender to Issue Letters of Credit from time to time under Article III to the Subsidiary Swing Line Borrower to whom it is to make Subsidiary Swing Line Loans, in an aggregate amount not to exceed the Subsidiary Swing Line Borrower Sublimit of such Subsidiary Swing Line Borrower; it being understood that the Subsidiary L/C Commitment is part of the Swing Line Commitment of such Subsidiary Swing Line Lender rather than a separate, independent commitment.

     Subsidiary L/C Effective Amount means with respect to any outstanding Subsidiary L/C Obligations of any Subsidiary Swing Line Borrower on any date, the aggregate Subsidiary Currency Equivalent of such Subsidiary L/C Obligations on such date after giving effect to any Issuances of Letters of Credit occurring on such date for the account of such Subsidiary Swing Line Borrower and any other changes in the aggregate Subsidiary Currency Equivalent amount of the Subsidiary L/C Obligations of such Subsidiary Swing Line Borrower as of such date, including as a result of any reimbursement of outstanding unpaid drawings under any Letter of Credit of such Subsidiary Swing Line Borrower or any reduction in the maximum amount available for drawing under any Letter of Credit of such Subsidiary Swing Line Borrower taking effect on such date.

     Subsidiary L/C Obligations means at any time, for any Subsidiary Swing Line Borrower, the sum of (a) the aggregate undrawn Subsidiary Currency Equivalent amount of all Letters of Credit Issued for the account of such Subsidiary Swing Line Borrower then outstanding, plus
(b) the Subsidiary Currency Equivalent amount of all unreimbursed drawings under all Letters of Credit Issued for the account of such Subsidiary Swing Line Borrower, including all outstanding Subsidiary L/C Borrowings of such Subsidiary Swing Line Borrower.

     Subsidiary Swing Line Borrowers means, subject to the first sentence of subsection 11.1(a), each of the following Subsidiaries: the German Subsidiary; Mettler-Toledo S.A., Veroflay, a French corporation; Mettler-Toledo K.K., Takarazuka, a Japanese corporation; M-T GmbH; each of the UK Swing Line Borrowers; and each of their respective successors.

     Subsidiary Swing Line Borrower Sublimit means, subject to the first sentence of subsection 11.1(a), the amounts set forth opposite such Subsidiary's (or, in the case of the UK Swing Line Borrowers, their collective) name in the table below (it being understood that for the UK Swing Line Borrowers the amount is an aggregate sublimit for all of them together), as adjusted pursuant to subsection 2.6(a):

======================================================================
       Name of Subsidiary(ies)              Units of Applicable Currency
----------------------------------------------------------------------
German Subsidiary                          DM 18.0 million
----------------------------------------------------------------------
Mettler-Toledo S.A., Veroflay              FF 11.0 million
----------------------------------------------------------------------
Mettler-Toledo K.K., Takarazuka            175.0 million Japanese Yen
----------------------------------------------------------------------
M-T GmbH                                   CHF 13.0 million
----------------------------------------------------------------------
UK Swing Line Borrowers                    5.0 million Pounds Sterling
======================================================================

     Substitute Lender -- see Section 2.22.

     Supermajority Lenders means Non-Defaulting Lenders then holding at least 66-2/3% of the sum of (i) the then aggregate unused amount of the Commitments of the Non-Defaulting Lenders, plus (ii) the then aggregate unpaid Dollar Equivalent principal amount of the Loans of the Non-Defaulting Lenders, plus (iii) (without duplication) the then aggregate Effective Amount of the L/C Obligations of the Non-Defaulting Lenders. For purposes of determining whether the Supermajority Lenders have approved any amendment, waiver or consent or taken any other action hereunder, the Dollar Equivalent amount of all Canadian Loans and all Offshore Currency Loans shall be calculated on the date immediately preceding the date such amendment, waiver or consent is to become effective or such action is to be taken.

     Surety Instruments means all letters of credit (including standby and commercial), banker's acceptances, bank guaranties, surety bonds and similar instruments.

     Survey means a survey of any Mortgaged Real Property (and all improvements thereon): (i) prepared by a surveyor or engineer licensed to perform surveys in the state, province or country where such Mortgaged Real Property is located, (ii) dated (or redated) not earlier than six months prior to the date of delivery thereof unless there shall have occurred within the six months prior to such date of delivery any exterior construction on the site of such Mortgaged Real Property, in which event such survey shall be dated (or redated) after the completion of such construction or if such construction shall not have been completed as of such date of delivery, not earlier than 20 days prior to such date of delivery, (iii) certified by the surveyor (in a manner reasonably acceptable to the Administrative Agent) to the Administrative Agent and the Title Company, and (iv) complying in all material respects with the minimum detail requirements of the American Land Title Association as such requirements are in effect on the date of preparation of such survey; provided, however, that such survey is in a form reasonably acceptable to the Title Company.

     Swap Contract means any agreement (including any master agreement and any agreement, whether or not in writing, relating to any single transaction) that is an interest rate swap agreement, basis swap, forward rate agreement, commodity swap, commodity option, equity or equity index swap or option, bond option, interest rate option, foreign exchange agreement, rate cap, collar or floor agreement, currency swap agreement, cross-currency rate swap agreement, swaption, currency option or any other, similar agreement (including any option to enter into any of the foregoing).

     Swing Line Borrowers means US Borrower and the Subsidiary Swing Line Borrowers.

     Swing Line Commitment means the commitment of each Swing Line Lender to make Swing Line Loans hereunder in an aggregate Dollar Equivalent amount not to exceed on any date on a combined basis for all the Swing Line Lenders an amount equal to the lesser of U.S. $50.0 million and the amount of the combined Commitments of all Swing Line Lenders, it being understood that the Swing Line Commitment is a part of the combined Revolving Facility Commitments of all Swing Line Lenders, rather than a separate independent commitment.

     Swing Line Lender means each of Credit Suisse First Boston (with respect solely to Swing Line Loans to be made to M-T GmbH), Scotiabank (with respect solely to Swing Line Loans to be made in U.S. Dollars to US Borrower and Pounds Sterling to the UK Swing Line Borrowers), Commerzbank AG (with respect solely to Swing Line Loans to be made to the German Subsidiary), and such other Lender having a Revolving Facility Commitment as selected by each Subsidiary Swing Line Borrower (or, with respect to the UK Swing Line Borrowers, by them collectively) and agreed to by such Lender (in each case solely with respect to the Offshore Currency in which such Lender agrees to make Swing Line Loans available to such Subsidiary Swing Line Borrower), in each case in its capacity as a swing line lender hereunder, and Swing Line Lenders means all of them.

     Swing Line Loan -- see Section 2.16.

     Swing Line Loan Calculation Date -- see subsection 2.7 (j).

     Swing Line Note and Swing Line Notes -- see Section 2.2.

     Swiss Francs and CHF each mean lawful money of Switzerland.

     Taking has the meaning assigned to that term in each Mortgage.

     Tax Sharing Agreement means the Tax Sharing Agreement dated as of October 15, 1996 between M-T Investors and US Borrower, as amended and in effect from time to time in accordance with Section 8.18.

     Taxes means any and all present or future income, stamp, documentary, excise, property or other taxes, levies, imposts, duties, deductions, charges, fees or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, and all liabilities with respect thereto, including any present or future Taxes or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Document.

     Termination Date means the earlier to occur of (i) the date 30 Business Days prior to the Revolving Loan Maturity Date and (ii) the date on which the Revolving Facility Commitments are terminated or reduced to zero pursuant to Section 2.6.

     Term Loan Commitments means the Tranche A-CHF Facility
Commitments, Tranche A-UK Facility Commitments, and the Tranche A-US Facility Commitments of all the Lenders having such commitments.

     Term Loan Facilities means the Tranche A-CHF Term Loan Facility, the Tranche A-UK Term Loan Facility, and Tranche A-US Term Loan
Facility.

     Term Loans means the loans made under the Term Loan Facilities.

     Title Company shall mean First American Title Insurance Company or such other title insurance or abstract company as shall be designated by the Required Lenders.

     Tranche A-CHF Facility Commitment means a Lender's commitment to make a Tranche A-CHF Term Loan hereunder.

     Tranche A-CHF Lender means a Lender having a Tranche A-CHF Term
Loan.

     Tranche A-CHF Term Loan -- see subsection 2.1(a).

     Tranche A-CHF Term Loan Facility means the term loan facility in an aggregate principal amount of CHF 85,466,550 million.

     Tranche A-CHF Term Loan Maturity Date means May 19, 2004.

     Tranche A-CHF Term Note and Tranche A-CHF Term Notes -- see
Section 2.2.

     Tranche A Term Loans means the Tranche A-CHF Term Loans, the
Tranche A-UK Term Loans and the Tranche A-US Term Loans, collectively.

     Tranche A-UK Facility Commitment means a Lender's commitment to make a Tranche A-UK Term Loan hereunder.

     Tranche A-UK Lender means a Lender having a Tranche A-UK Facility
Commitment.

     Tranche A-UK Term Loan - see subsection 2.1(a).

     Tranche A-UK Term Loan Facility means the term loan facility in an aggregate principal amount of 21,661,158.38 million Pounds
Sterling.

     Tranche A-UK Term Loan Maturity Date means May 19, 2004.

     Tranche A-UK Term Note and Tranche A-UK Term Notes - see Section
2.2.

     Tranche A-US Facility Commitment means a Lender's commitment to make a Tranche A-US Term Loan hereunder.

     Tranche A-US Lender means a Lender having a Tranche A-US Facility
Commitment.

     Tranche A-US Term Loan -- see subsection 2.1(a).

     Tranche A-US Term Loan Facility means the term loan facility in an aggregate principal amount of U.S. $101,573,374.74 million.

     Tranche A-US Term Loan Maturity Date means May 19, 2004.

     Tranche A-US Term Note and Tranche A-US Term Notes -- see Section
2.2.

     Transaction Documents means the M-T Acquisition Documents, the Safeline Acquisition Documents, the Senior Subordinated Note Documents, the Safeline Seller Notes, the documents and instruments entered into in connection with the Equity Issuance and each other document (other than the Loan Documents) relating to the Transactions including all appendices, annexes, schedules, attachments and exhibits to any such document.

     Transactions means the M-T Acquisition Transactions and the Safeline Acquisition Transactions.

     Treaty Lender -- see the definition of UK Qualifying Lender.

     Type of Loan means (a) in the case of Loans (other than Canadian Loans), an ABR Loan or a LIBOR Rate Loan, and (b) in the case of Canadian Loans, a Prime Rate Loan or a BA Equivalent Rate Loan.

     UCC means the Uniform Commercial Code as in effect in the applicable jurisdiction.

     UK Borrower means Safeline Holding Company, an unlimited liability company organized under the laws of the United Kingdom, and its successors.

     UK Borrower Guarantor means Safeline Inc., a Florida corporation, and each of its successors which is also a Domestic Subsidiary. The term UK Borrower Guarantor also includes any Domestic Subsidiary of UK Borrower which becomes a Guarantor pursuant to Section 7.20, and each of any such Subsidiary's successors which is also a Domestic Subsidiary.

     UK Borrower Sublimit -- see subsection 2.1(d)

     UK Borrower Swing Line L/C means any Letter of Credit Issued for the account of UK Borrower that UK Borrower has notified the Administrative Agent in writing is to be counted against the Subsidiary Swing Line Borrower Sublimit of the UK Swing Line
Borrowers.

     UK Certificate -- see subsection 4.1(f)(viii).

     UK Lender -- see subsection 4.1(d)(ii).

     UK Qualifying Lender means a UK Lender which either:

     (a) (i) is a bank within the meaning of Section 840A of the Income and Corporation Taxes Act 1988; (ii) will be beneficially entitled to any interest to be paid to it on any advance to UK Borrower under this Agreement; and (iii) is within the charge to United Kingdom corporation tax as respects such interest; provided, however, that, if Section 349 or Section 840A of the Income and Corporation Taxes Act 1988 is repealed, modified, extended or re-enacted, the Administrative Agent may at any time and from time to time (after consultation with UK Borrower) amend this paragraph
          (a) in such manner as it may reasonably determine to put, so far as practicable, UK Borrower and UK Lenders in the same position as they would otherwise have been in; and provided, further, that an Assignee will not be a UK Qualifying Lender by reason of this paragraph (a) unless the assignor Lender was also a UK Qualifying Lender by reason of this paragraph
          (a); or

     (b) is "resident" (as such term is defined in the appropriate double taxation treaty) in a country with which the United Kingdom has a double taxation treaty generally giving residents of that country complete exemption from United Kingdom Tax on interest (and which does not carry on business in the United Kingdom through a permanent establishment with which the indebtedness under this Agreement in respect of which the interest is paid is effectively connected) (a "Treaty Lender") and for this purpose "double taxation treaty" means any convention or agreement between the government of the United Kingdom and any other government for the avoidance of double taxation and the prevention of fiscal evasion with respect to taxes on income and capital gains.

     UK Swing Line Borrowers means M-T Leicester, Safeline Limited, and UK Borrower.

     Unfunded Pension Liability means the excess of a Pension Plan's benefit liabilities under Section 4001(a)(16) of ERISA over the fair market value of such Plan's assets (including all accrued contributions required to be made to the Plan in respect of the applicable plan year), determined in accordance with the actuarial assumptions used for funding such Plan pursuant to Section 412 of the Code for the applicable plan year.

     Unmatured Event of Default means any event or circumstance which, with the giving of notice, the lapse of time, or both, would (if not cured or otherwise remedied during such time) constitute an Event of Default.

     US Borrower -- see the introduction to this Agreement.

     US Borrower Guarantee means the guarantee agreement substantially in the form of Exhibit E-5 entered into and delivered by US Borrower, as amended and restated on the Second Amendment and Restatement Date.

     US Borrower Securities Pledge Agreement means a securities pledge agreement substantially in the form of Exhibit J-4 entered into and delivered by US Borrower.

     US Borrower Sublimit means U.S. $8.0 million, as adjusted pursuant to subsection 2.6(a).

     U.S. Dollars and U.S. $ each mean lawful money of the United
States.

     U.S. Federal Funds Rate means, for any day, the rate set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the U.S. Federal Reserve Bank of New York (including any such successor, "H.15(519)") on the preceding Business Day opposite the caption "U.S. Federal Funds (Effective)"; or, if for any relevant day such rate is not so published on any such preceding Business Day, the rate for such day will be the arithmetic mean as determined by the Administrative Agent of the rates for the last transaction in overnight U.S. Federal funds arranged prior to 9:00 a.m. (New York City time) on that day by each of three leading brokers of U.S. Federal funds transactions in New York City selected by the Administrative Agent.

     Wholly-Owned Subsidiary means, for any Person, any corporation in which (other than directors' qualifying shares or other shareholdings required by law) 100% of the capital stock of each class having ordinary voting power, and 100% of the capital stock of each other class, at the time as of which any determination is being made, is owned, beneficially and of record, by such Person, or by one or more of the other Wholly-Owned Subsidiaries, or a combination thereof.

     1.2. Other Interpretive Provisions. (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

     (b) The words "hereof," "herein," "hereunder" and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and subsection, Section, Article, Schedule and Exhibit references are to this Agreement unless otherwise specified.

     (c)(i) The term "documents" includes any and all instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced.

     (ii) The term "including" is not limiting and means "including without limitation."

     (iii) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including"; the words "to" and "until" each mean "to but excluding," and the word "through" means "to and including."

     (d) Unless otherwise expressly provided herein, (i) references to agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document, and (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation.

     (e) The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

     (f) This Agreement and other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are cumulative and shall each be performed in accordance with their terms.

     (g) This Agreement and the other Loan Documents are the result of negotiations among and have been reviewed by counsel to the Agents, the Borrowers and the other parties, and are the products of all parties. Accordingly, they shall not be construed against the Lenders or any Agent merely because of an Agent's or Lenders' involvement in their preparation.

     1.3. Accounting Principles. (a) Unless the context otherwise clearly requires, all accounting terms not expressly defined herein shall be construed, and all financial computations required under this Agreement shall be made, in accordance with GAAP, consistently applied; provided, however, that if the Borrowers notify the Arranger that the Borrowers wish to amend any covenant in Article VIII to eliminate the effect of any change in GAAP on the operation of such covenant (or if the Arranger notifies the Borrowers that the Required Lenders wish to amend Article VIII for such purpose), then the Borrowers' compliance with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Borrowers and the Required Lenders.

     (b) References herein to "fiscal year" and "fiscal quarter" refer to such fiscal periods of US Borrower.

     1.4. Currency Equivalents Generally. For all purposes of any Loan or other Credit Extension pursuant to this Agreement (but not for purposes of the preparation of any financial statements delivered pursuant hereto), the equivalent in any Offshore Currency or other currency (including Canadian Dollars) of an amount in U.S. Dollars, and the equivalent in U.S. Dollars of an amount in any Offshore Currency or other currency (including Canadian Dollars), shall be determined at the Spot Rate. For purposes of determining compliance with any restriction limited to a Dollar Equivalent amount in this Agreement (other than to the extent relating to any Loan or other Credit Extension under this Agreement), the Dollar Equivalent amount of transactions occurring prior to the date of determination shall be calculated based on the Spot Rate on the date of determination; provided, however, that if such Dollar Equivalent amount shall be exceeded, such restriction shall nonetheless be deemed not violated if such Dollar Equivalent amount of such transactions was calculated based on the relevant currency exchange rate in effect on the date of each such transaction.

     1.5. Principle of Deemed Reinvestment. Except to the extent permitted under applicable law, all calculations of interest and fees hereunder are to be made on the basis of the nominal interest rate set forth herein and not using the effective rate method of calculation or on any basis which gives effect to the principle of deemed reinvestment. For the purposes of disclosure under the Interest Act (Canada), if and to the extent applicable, whenever interest is to be paid hereunder and such interest is to be calculated on the basis of a period of less than a calendar year, the yearly rate of interest to which the rate determined pursuant to such calculation is equivalent is the rate so determined multiplied by the actual number of days in the calendar year in which the same is to be ascertained and divided by the number of days in such period.

     1.6. Effect on Original Credit Agreement and Other Loan Documents. Upon the execution and delivery by the parties hereto of this Agreement and the satisfaction (or waiver) of the conditions set forth in Section 5.3, (i) this Agreement shall be deemed to amend, restate and supersede the Original Credit Agreement, except that the grants of security interests, mortgages and Liens under and pursuant to the Loan Documents shall continue unaltered and each other Loan Document shall continue in full force and effect in accordance with its terms and the parties hereto hereby ratify and confirm the terms thereof as being in full force and effect and unaltered by this Agreement, (ii) all Obligations under the Original Credit Agreement and the other Loan Documents shall continue to be outstanding except as expressly modified by this Agreement and shall be governed in all respects by this Agreement and the other Loan Documents, it being agreed and understood that this Agreement does not constitute a novation, satisfaction, payment or reborrowing of any Obligation under the Original Credit Agreement or any other Loan Document except as expressly modified by the Agreement, nor does it operate as a waiver of any right, power or remedy of any Lender under any Loan Document (other than the Original Credit Agreement), and (iii) all references to the Original Credit Agreement in any Loan Document or other document or instrument delivered in connection therewith shall be deemed to refer to this Agreement and the provisions hereof.

     1.7. Payments on Second Amendment and Restatement Date; Assignments on Second Amendment and Restatement Date; etc. Each of the Lenders and each of the Agents consents and agrees to each of the following transactions, all of which shall occur simultaneously with the effectiveness of the transactions to occur on the Second Amendment and Restatement Date:

          (a) Each of the Lenders listed in Schedule 1.7(a) (each, a "Paid Lender") shall have all Obligations owing to it under the Loan Documents (whether or not due) paid by the Credit Agreement Loan Party responsible therefor (the "Paid Lender's Payment"). The Paid Lender's Payment shall be paid in each Applicable Currency as set forth opposite such Paid Lender's name in
     Schedule 1.7(a). All Obligations of the Paid Lenders shall become due and payable on the Amendment and Restatement Date contingent upon the effectiveness of all transactions to occur on such date.

          The Paid Lender's Payment shall satisfy all obligations to such Paid Lenders under the Loan Documents (other than any amounts which may arise after the Second Amendment and Restatement Date under Article IV or Section 11.4).

          (b) Each Lender listed in Schedule 1.7 (each, a "Paid Existing Lender") having loans and commitments immediately prior to the Second Amendment and Restatement Date shall be paid by the Credit Agreement Loan Party responsible therefor in partial satisfaction of such loans and commitments outstanding as of the Second Amendment and Restatement Date that amount in the Applicable Currency set forth opposite each such Paid Existing Lender's name in Schedule 1.7(a) (the "Paid Existing Lender Payment Amount"). The Paid Existing Lender Payment Amount shall become due and payable on the Second Amendment and Restatement Date contingent upon the effectiveness of all transactions to occur on such date.

          (c) Each of the Lenders (each, a "Paying Existing Lender") listed in Schedule 1.7(a) shall pay to the Administrative Agent on behalf of the Credit Agreement Loan Parties the total amounts in the Applicable Currency set forth opposite such Paying
     Existing Lender's name in Schedule 1.7(a).

          (d) Each Person which is to become a Lender on the Second Amendment and Restatement Date (each, a "New Lender") and listed in Schedule 1.7(a) shall pay to the Administrative Agent on behalf of the Credit Agreement Loan Parties that amount in the Applicable Currency set forth opposite such New Lender's name in
     Schedule 1.7(a).

          (e) The Borrowers will pay all accrued interest, fees, and all other amounts due under Article IV on the Second Amendment and Restatement Date to the Administrative Agent for the benefit of each of the Lenders (including all Paid Lenders, all Paid Existing Lenders and the Paying Existing Lenders) in accordance with the amount thereof owing to each such Lender as of the Amendment and Restatement Date.

     The payments contemplated by subsections 1.7(a), 1.7(b), 1.7(c), 1.7(d), and 1.7(e) are herein referred to as the "Payment Adjustments" and will be made in connection with any amendments and modifications including the reallocation of commitments, conversions, or extensions of credit under this Agreement as of the Second Amendment and Restatement Date. Each Payment Adjustment shall be deemed to have taken place simultaneously with the consummation of all transactions contemplated under this Agreement on the Second Amendment and Restatement Date and is contingent upon the consummation of all such transactions contemplated under this Agreement as of the Second Amendment and Restatement Date.

     If for any reason the amendments contemplated by this Agreement to become effective on the Second Amendment and Restatement Date do not become effective, then all amounts received by the Administrative Agent or Lenders in connection with the Payment Adjustments shall be returned by the Administrative Agent or Lenders within two Business Days to Credit Agreement Loan Parties, but without interest.

          (f) Each Lender on Schedule 1.7(b) (each, an "Assigning Lender") will enter into an Assignment and Acceptance agreement (each, a "Second Amendment and Restatement Assignment") whereby each assignor will assign all rights and obligations under the Loan Documents to the parties set forth across from such Assigning Lender's name on Schedule 1.7(b). Each Second Amendment and Restatement Assignment shall be deemed to have taken place immediately prior to the effectiveness of the transactions contemplated under this Agreement to take place on the Second Amendment and Restatement Date. Such Second Amendment and Restatement Assignment will no longer be effective if the transactions contemplated by this Agreement to occur on the Amendment and Restatement Date are not consummated.

          (g) Each Person which is a Lender as of the Second Amendment and Restatement Date consents to the termination of all Interest Periods relating to Loans which are LIBOR Rate Loans immediately prior to the Amendment and Restatement Date in connection with the transactions to occur on such date.

          (h) Schedules 1.7(a)-(f) of the Amended and Restated Credit Agreement are amended and restated as of the Second Amendment and Restatement Date as set forth in Schedule 1.7(a) and (b) on such date.

     1.8. Certain Transactions Exempted. Notwithstanding any other provision of this Agreement or any other Loan Document, each of the transactions set forth on Schedule 1.8 effected in connection with UK Borrower Guarantor becoming a direct Subsidiary of UK Borrower shall not be prohibited by, nor shall the consummation thereof be a violation of, any term or provision of this Agreement or any other Loan Document if and so long as such transactions are effected substantially on the terms set forth on Schedule 1.8.

     1.9. Repayment of Safeline Funds. Each of the Agents and the Lenders agree that all initial extensions of credit made in connection with the Safeline Acquisition are being made prior to the satisfaction of all conditions precedent set forth in Section 5.1A based upon the Credit Agreement Loan Parties' reasonable expectation of the satisfaction of such conditions and that, pending such satisfaction, such proceeds shall be held in escrow pursuant to arrangements satisfactory to US Borrower and the Administrative Agent, which arrangements shall provide for such funds being held for the benefit of the Credit Agreement Loan Parties pursuant to the terms hereof and the Lenders having made such extensions of credit and for the investment of such funds pending application to the Safeline Acquisition in such high quality investments as are reasonably acceptable to the Administrative Agent and not inconsistent with the terms of this Agreement. The Administrative Agent will hold such funds in escrow until the satisfaction of the conditions precedent set forth in Section 5.1A or until the repayment set forth in the next sentence. Notwithstanding any other provision in this Agreement, the Credit Agreement Loan Parties may, at any time prior to the date on which the conditions set forth in Section 5.1A are not capable of being satisfied, repay the Tranche A-UK Term Loans and any portion of the Tranche B Term Loans made to effect the Safeline Acquisition (not to exceed U.S. $22.2 million in the case of the Tranche B Term Loans) and in such case, the Administrative Agent will release such funds from escrow as appropriate. During such time as the proceeds of any Loans are held in escrow, interest on such Loans shall accrue thereon at the rates set forth herein applicable to the Types of Loans constituting such Loans and shall be payable at the times and as set forth herein applicable to all Loans of such Type. No Credit Agreement Loan Party shall use any funds held pursuant to such escrow arrangements referred to in this Section 1.9 other than to effect the Safeline Acquisition or the repayments set forth in this Section 1.9.


                              ARTICLE II.

                              THE CREDITS
                              -----------

     2.1. Amounts and Terms of Commitments and Loans. (a) (i) Each Tranche A-CHF Lender (other than a New Lender) severally agrees, on the terms and conditions set forth herein, that in consideration of the Payment Adjustments (if applicable to such Lender) and (if applicable to such Lender) the amendment of the extensions of credit under the Amended and Restated Credit Agreement it shall convert its term extensions of credit under the Amended and Restated Credit Agreement into, in part, loans in CHF owing by US Borrower (each such loan, a "Tranche A-CHF Term Loan") and, in connection therewith it shall surrender all notes issued in respect of extensions of credit under the Amended and Restated Credit Agreement, all such extensions of credit shall be deemed converted in full by the Payment Adjustments (if applicable to such Lender) and the amended agreements evidenced hereby and by new notes (if requested by such Lender) issued at the Second Amendment and Restatement Date, including Tranche A-CHF Term Loans as of the Second Amendment and Restatement Date in an amount as is set forth on Schedule 2.1 opposite such Lender's name under the heading "Tranche A-CHF Term Loans as of the Second Amendment and Restatement Date." Each Tranche A-CHF Lender which is a New Lender severally agrees, on the terms and conditions set forth herein, to make a single Tranche A-CHF Term Loan on the Second Amendment and Restatement Date in an amount set forth opposite such Lender's name on
Schedule 1.7(a). Each Tranche A-CHF Lender shall have, as of the Second Amendment and Restatement Date, Tranche A-CHF Term Loans in the amount set forth on Schedule 2.1 opposite such Lender's name under the heading "Tranche A-CHF Term Loans as of the Second Amendment and Restatement Date." The parties hereto acknowledge and agree that no Lender, other than a New Lender, having a Tranche A-CHF Term Loan as of the Second Amendment and Restatement Date shall have any commitment to make any extension of credit on the Second Amendment and Restatement Date or at any other time in connection with its allocation of Tranche A-CHF Term Loans as of such date, other than the Payment Adjustments.

     (ii) Each Tranche A-UK Lender (other than a New Lender) severally agrees, on the terms and conditions set forth herein, that in consideration of the Payment Adjustments (if applicable to such Lender) and (if applicable to such Lender) the amendment of the extensions of credit under the Amended and Restated Credit Agreement it shall convert its term extensions of credit under the Amended and Restated Credit Agreement into, in part, loans in Pounds Sterling owed by UK Borrower (each such loan, a "Tranche A-UK Term Loan") and in connection therewith it shall surrender all notes issued in respect of extensions of credit under the Amended and Restated Credit Agreement, all such extensions of credit shall be deemed converted in full by the Payment Adjustments (if applicable to such Lender) and the amended agreements evidenced hereby and by new notes (if requested by such Lender) issued at the Second Amendment and Restatement Date, including Tranche A-UK Term Loans as of the Second Amendment and Restatement Date in an amount set forth on Schedule 2.1 opposite such Lender's name under the heading "Tranche A-UK Term Loans as of the Second Amendment and Restatement Date." Each Tranche A-UK Lender which is a New Lender severally agrees, on the terms and conditions set forth herein, to make a single Tranche A-UK Term Loan on the Second Amendment and Restatement Date in an amount set forth opposite such Lender's name on Schedule 1.7(a). Each Tranche A-UK Lender shall have, as of the Second Amendment and Restatement Date, Tranche A-UK Term Loans in the amount set forth on Schedule 2.1 opposite such Lender's name under the heading "Tranche A-UK Term Loans as of the Second Amendment and Restatement Date." The parties hereto acknowledge and agree that no Lender, other than a New Lender, having a Tranche A-UK Term Loan as of the Second Amendment and Restatement Date shall have any commitment to make any extension of credit on the Second Amendment and Restatement Date or at any other time in connection with its allocation of Tranche A-UK Term Loans as of such date, other than the Payment Adjustments.

     (iii) Each Tranche A-US Lender (other than a New Lender) severally agrees, on the terms and conditions set forth herein, that, in consideration of the Payment Adjustments (if applicable to such Lender) and (if applicable to such Lender) the amendment of the extensions of credit under the Amended and Restated Credit Agreement, it shall convert its extensions of credit under the Amended and Restated Credit Agreement into, in part, loans in U.S. Dollars owing by US Borrower (each such loan, a "Tranche A-US Term Loan") and, in connection therewith, it shall surrender all notes issued in respect of term extensions of credit under the Amended and Restated Credit Agreement, all such extensions of credit shall be deemed converted in full by the Payment Adjustments (if applicable to such Lender) and the amended agreements evidenced hereby and by new notes (if requested by such Lender) issued at the Second Amendment and Restatement Date, including loans owing by US Borrower (each such loan, a "Tranche A-US Term Loan") as of the Second Amendment and Restatement Date in an amount as is set forth on Schedule 2.1 opposite such Lender's name under the heading "Tranche A-US Term Loans as of the Second Amendment and Restatement Date." Each Tranche A-US Lender which is a New Lender severally agrees, on the terms and conditions set forth herein, to make a single Tranche A-US Term Loan on the Second Amendment and Restatement Date in the amount set forth opposite such Lender's name on Schedule 1.7(a). Each Tranche A-US Lender shall have, as of the Second Amendment and Restatement Date, Tranche A-US Term Loans in the amount set forth on Schedule 2.1 opposite such Lender's name under the heading "Tranche A-US Term Loans as of the Second Amendment and Restatement Date." The parties hereto acknowledge and agree that no Lender having a Tranche A-US Term Loan as of the Second Amendment and Restatement Date shall have any commitment to make any extension of credit on the Second Amendment and Restatement Date or at any other time in connection with the allocation of Tranche A-US Term Loans as of such date, other than the Payment Adjustments.

     (b) [Reserved]

     (c) Each Canadian Lender agrees, on the terms and conditions set forth herein, to make loans in Canadian Dollars to Canadian Borrower (each such loan, a "Canadian Loan") from time to time on any Business Day during the period from the Safeline Closing Date to the Canadian Termination Date, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender's name under the heading "Canadian Commitments" on Schedule 2.1(c) (such amount, as reduced pursuant to Section 2.6 or changed as a result of one or more assignments under Section 4.8 or 11.8, such Lender's "Canadian Commitment"); provided, however, that at no time shall the aggregate principal amount of all Canadian Loans exceed the combined Canadian Commitments of all Canadian Lenders. Subject to the other terms and conditions hereof, Canadian Borrower may borrow under this subsection 2.1(c), prepay pursuant to subsection 2.7(g)(ii) and reborrow pursuant to this subsection 2.1(c) from time to time.

     (d) Each Revolving Facility Lender severally agrees, on the terms and conditions set forth herein, to make loans to each of the Revolving Borrowers (each such loan, a "Revolving Loan") from time to time on any Business Day during the period from the Original Closing Date to the Termination Date, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender's name under the heading "Revolving Facility Commitments" on
Schedule 2.1 (such amount, as reduced pursuant to Section 2.6 or changed as a result of one or more assignments under Section 4.8 or 11.8, such Lender's "Revolving Facility Commitment") and in such currencies as a Revolving Borrower may request pursuant to subsection 2.3(a)(E); provided, however, that (1) Borrowings of Revolving Loans on the Original Closing Date shall in no event exceed the Dollar Equivalent amount of U.S. $75.0 million; (2) after giving effect to any Borrowing of Revolving Loans, the aggregate principal Dollar Equivalent amount of all outstanding Revolving Loans, plus the aggregate principal Dollar Equivalent amount of all outstanding Swing Line Loans, plus (without duplication) the Effective Amount of all L/C Obligations (other than Subsidiary L/C Obligations, except those of the UK Swing Line Borrowers) shall not exceed the combined Revolving Facility Commitments of all Revolving Facility Lenders; (3) the Aggregate Outstanding Revolving Credit of any Revolving Facility Lender shall not at any time exceed such Lender's Revolving Facility Commitment; (4) UK Borrower may borrow under the Revolving Facility only on and after the Safeline Closing Date; and (5) after giving effect to any Borrowing of Revolving Loans by UK Borrower, the aggregate principal Dollar Equivalent amount of outstanding Revolving Loans owing by UK Borrower, plus (without duplication) the Effective Amount of all L/C Obligations of Letters of Credit Issued for the account of UK Borrower (other than any UK Borrower Swing Line L/C) shall not exceed 20.0 million Pounds Sterling (the "UK Borrower Sublimit"). For purposes of making any Revolving Loan or other extension of credit under the Revolving Facility, other than a Revolving Loan pursuant to Section 2.18, any Swing Line Loan pursuant to Section 2.16 and any Revolving Loan pursuant to Section 3.3, there shall be deemed to be outstanding at all times Swing Line Loans in a minimum aggregate amount equal to the Assumed Swing Line Loan Amount. Any Revolving Loan made under Section 2.18 or Section 3.3 shall be made by each Revolving Facility Lender in an amount equal to its Pro Rata Share of the Revolving Loan made thereunder, provided that no Revolving Facility Lender need make such a Revolving Loan to the extent that the sum of the aggregate amount of Swing Line Loans made to any Subsidiary Swing Line Borrower, plus the Subsidiary L/C Effective Amount of all Letters of Credit issued for the account of such Subsidiary Swing Line Borrower exceeds such Subsidiary Swing Line Borrower's Subsidiary Swing Line Borrower Sublimit. Within the limits of each Revolving Facility Lender's Revolving Facility Commitment (and, with respect to UK Borrower, the sublimit set forth in clause
(4) of the proviso to the first sentence of this Section 2.1(d)), and subject to the other terms and conditions hereof, each Revolving Borrower may borrow under this subsection 2.1(d), prepay under subsection 2.7(g)(i), and reborrow under this subsection 2.1(d). The Revolving Borrowers shall not request extensions of credit under the Revolving Facility (including pursuant to Article III) that would result in UK Borrower not having availability under its UK Borrower Sublimit of the Revolving Facility to fund its obligations under the Safeline Seller Notes and the Safeline Contingent Obligation.

     (e) Amounts which are borrowed as Term Loans which are repaid or prepaid may not be reborrowed.

     2.2. Evidence of Debt; Notes.

     (a) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Applicable Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

     (b) The Administrative Agent shall maintain accounts in which its shall record (i) the amount of each Loan made hereunder, the class and type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender's share thereof.

     (c) The entries made in the accounts maintained pursuant to paragraph (a) or (b) of this Section 2.2 shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided, however, that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Applicable Borrower to repay the Loans in accordance with the terms of this Agreement.

     (d) Subject to Section 2.23, each Applicable Borrower's obligation to pay the principal of, and interest on, all the Loans made to it by each Lender shall, if requested by any Lender, be evidenced (i) if Tranche A-CHF Term Loans, by a promissory note substantially in the form of Exhibit H-1, with blanks appropriately completed (each, a "Tranche A-CHF Term Note" and, collectively, the "Tranche A-CHF Term Notes"), (ii) [Reserved], (iii) if Tranche A-UK Term Loans, by a promissory note substantially in the form of Exhibit H-3, with blanks appropriately completed (each, a "Tranche A-UK Term Note" and, collectively, the "Tranche A-UK Term Notes"), (iv) if Tranche A-US Term Loans, by a promissory note substantially in the form of Exhibit H-4, with blanks appropriately completed (each, a "Tranche A-US Term Note" and, collectively, the "Tranche A-US Term Notes"), (v) if Revolving Loans, by a promissory note substantially in the form of Exhibit H-5, with blanks appropriately completed (each, a "Revolving Note" and, collectively, the "Revolving Notes"), (vi) if a Canadian Loan, by a promissory note substantially in the form of Exhibit H-5A, with blanks appropriately completed (each, a "Canadian Revolving Note" and, collectively, the "Canadian Revolving Notes"), and (vii) if Swing Line Loans, by a promissory note substantially in the form of Exhibit H-6, with blanks appropriately completed (each, a "Swing Line Note" and, collectively, the Swing Line Notes"). Each such Lender shall make appropriate notations on the schedules annexed to the applicable Note of the date, amount and maturity of each applicable Loan made by it and the amount of each payment of principal made by the Applicable Borrower with respect thereto. Each such Lender is irrevocably authorized by the Applicable Borrower to make such notations on the applicable Note and each such Lender's record shall be conclusive absent manifest error; provided, however, that the failure of a Lender to make, or an error in making, a notation on any Note with respect to any Loan shall not limit or otherwise affect the obligations of the Applicable Borrower hereunder or under such Note to such Lender. In connection with the increase in the Revolving Facility Commitments on the Second Amendment and Restatement Date as part of the amendments to the Amended and Restated Credit Agreement, each Revolving Facility Lender (other than a New Lender) shall surrender its notes issued in connection with its revolving facility commitments under the Amended and Restated Credit Agreement and, if requested by such Lender, be issued new Revolving Notes pursuant to this Section
2.2. In connection with the amendment and conversion of the term extensions of credit under the Amended and Restated Credit Agreement, each Lender (other than a New Lender) having Term Loans or Term Loan Commitments as of the Second Amendment and Restatement Date (other than Tranche A-UK Facility Commitments or Tranche A-UK Term Loans) shall surrender its old notes issued in connection with its term extensions of credit under the Amended and Restated Credit Agreement and, if requested by such Lender, be issued the appropriate Term Notes pursuant to this Section 2.2.

     2.3. Procedure for Borrowings (Other Than Canadian Borrowings).
(a) The provisions of this Section 2.3 shall not apply to any Borrowing of a Canadian Loan, which shall be governed solely by
Section 2.3A. Each Borrowing (other than of a Swing Line Loan) shall be made upon the Applicable Borrower's irrevocable written notice (or telephonic notice promptly confirmed in writing) delivered to the Administrative Agent in the form of a Notice of Borrowing (which notice must be received by the Administrative Agent prior to (i) 10:00 a.m. (London, England time), three Business Days prior to the requested Borrowing Date, in the case of Offshore Currency Loans; (ii) 10:00 a.m. (New York City time), three Business Days prior to the requested Borrowing Date, in the case of Offshore U.S. Dollar Loans; and (iii) 10:00 a.m. (New York City time), one Business Day prior to the requested Borrowing Date, in the case of ABR Loans, and in each case not more than five Business Days prior to the requested Borrowing
Date) specifying:

          (A) the amount of the Borrowing, which shall be in an aggregate amount not less than the Minimum Tranche;

          (B) the requested Borrowing Date, which shall be a Business
     Day;

          (C) the Type of Loans comprising the Borrowing;

          (D) in the case of a Borrowing of LIBOR Rate Loans, the duration of the Interest Period therefor; and

          (E) in the case of a Borrowing of Offshore Currency Loans, the Applicable Currency.

     (b) The Dollar Equivalent amount of any Borrowing of Revolving Facility Loans in an Offshore Currency will be determined by the Administrative Agent for such Borrowing on the Computation Date therefor in accordance with subsection 2.5(a). Upon receipt of a Notice of Borrowing, the Administrative Agent will promptly notify each Lender thereof and of the amount of such Lender's Pro Rata Share of the Borrowing. In the case of a Borrowing of Revolving Facility Loans comprised of Offshore Currency Loans, such notice will provide the approximate amount of each Lender's Pro Rata Share of the Borrowing, and the Administrative Agent will, upon the determination of the Dollar Equivalent amount of the Borrowing as specified in the Notice of Borrowing, promptly notify each Lender of the exact amount of such Lender's Pro Rata Share of the Borrowing.

     (c) Each Lender will make the amount of its Pro Rata Share of each Borrowing available to the Administrative Agent for the account of the Applicable Borrower at the Agent's Payment Office on the Borrowing Date requested by such Applicable Borrower in Same Day Funds and in the requested currency (i) in the case of a Borrowing comprised of Loans in U.S. Dollars, by 11:00 a.m. (New York City time), and (ii) in the case of a Borrowing comprised of Offshore Currency Loans, by such time (London, England time) as the Administrative Agent may specify. The proceeds of all such Loans will promptly be made available to the Applicable Borrower by the Administrative Agent at such office by crediting the account of such Borrower or UK Borrower, as the case may be, where requested by such Applicable Borrower with the aggregate of the amounts made available to the Administrative Agent by the Lenders and in like funds as received by the Administrative Agent.

     (d) After giving effect to any Borrowing, there may not be more than four different Interest Periods in effect for all Tranche A-CHF Term Loans, four different Interest Periods in effect for all Tranche B Term Loans, four different Interest Periods in effect for all Tranche A-UK Term Loans, four different Interest Periods in effect for all Tranche A-US Term Loans, and six different Interest Periods in effect for all Revolving Loans. No more than four different Applicable Currencies shall be utilized for all outstanding Revolving Loans.

     (e) ABR Loans shall only be made in U.S. Dollars.

     2.3A. Procedure for Canadian Borrowings. (a) Each Canadian Borrowing shall be made upon Canadian Borrower's irrevocable written notice delivered to the Canadian Agent in the form of a Notice of Canadian Borrowing (which notice must be received by the Canadian Agent prior to (i) 10:00 a.m. (New York City time) two Business Days prior to the requested Borrowing Date, in the case of BA Equivalent Rate Loans; and (ii) 9:00 a.m. (New York City time) on the requested Borrowing Date, in the case of Prime Rate Loans, and in each case not more than five Business Days prior to the requested Borrowing Date) specifying:

          (A) the amount of the Canadian Borrowing, which shall be in an aggregate amount not less than the Minimum Tranche;

          (B) the requested Borrowing Date, which shall be a Business
     Day;

          (C) the Type of Loans comprising the Canadian Borrowing; and

          (D) in the case of a Borrowing of BA Equivalent Rate Loans, the duration of the Interest Period therefor.

     (b) Upon receipt of a Notice of Canadian Borrowing, the Canadian Agent will promptly notify each Canadian Lender thereof and of the amount of such Canadian Lender's Percentage of the Canadian Borrowing.

     (c) Each Canadian Lender will make the amount of its Percentage of each Canadian Borrowing available to the Canadian Agent for the account of Canadian Borrower at the applicable Agent's Payment Office by 11:00 a.m. (New York City time) on the Borrowing Date requested by Canadian Borrower in Same Day Funds. The proceeds of all such Canadian Loans will then be made available to Canadian Borrower by the Canadian Agent at such office by crediting the account of Canadian Borrower on the books of the Canadian Agent with the aggregate of the amounts made available to the Canadian Agent by the Canadian Lenders and in like funds as received by the Canadian Agent.

     (d) After giving effect to any Canadian Borrowing, there may not be more than four different Interest Periods in effect in respect of all Canadian Loans then outstanding.

     2.4. Conversion and Continuation Elections for Borrowings (Other Than Canadian Borrowings). (a) The provisions of this Section 2.4 shall not apply to any conversion or continuation election with respect to Canadian Loans, which shall be governed solely by Section 2.4A. Any Applicable Borrower may, upon irrevocable written notice to the Administrative Agent in accordance with subsection 2.4(b) with respect to Loans made to it:

          (i) elect, as of any Business Day in the case of ABR Loans, or as of the last day of the applicable Interest Period (other than extensions of credit under the Original Credit Agreement as of the Amendment and Restatement Date, which election may be as of any Business Day), in the case of Offshore U.S. Dollar Loans, to convert any such Loans (or any part thereof in an amount not less than the Minimum Tranche) into Loans in U.S. Dollars of the other Type; or

          (ii) elect, as of the last day of the applicable Interest Period (other than extensions of credit under the Original Credit Agreement as of the Amendment and Restatement Date, which election may be as of any Business Day), to continue any Loans having Interest Periods expiring on such day (or any part thereof in an amount not less than the Minimum Tranche);

provided, however, that if at any time the aggregate amount of Offshore U.S. Dollar Loans in respect of any Borrowing is reduced, by payment, prepayment or conversion of part thereof, to be less than the Minimum Tranche, such Offshore U.S. Dollar Loans shall automatically convert into ABR Loans, and on and after such date the right of the Applicable Borrower to continue such Loans as, and convert such Loans into, Offshore U.S. Dollar Loans shall terminate unless and until such Loans are increased, by additional Borrowings or Conversions, to be at least the Minimum Tranche.

     (b) The Applicable Borrower shall deliver a Notice of Conversion/Continuation to be received by the Administrative Agent not later than (i) 10:00 a.m. (London, England time), three Business Days prior to the Conversion/Continuation Date, if the Loans are to be continued as Offshore Currency Loans; (ii) 10:00 a.m. (New York City time), three Business Days prior to the Conversion/Continuation Date, if the Loans are to be converted into or continued as Offshore U.S. Dollar Loans; and (iii) 10:00 a.m. (New York City time), one Business Day prior to the Conversion/Continuation Date, if the Loans are to be converted into ABR Loans, and in each case not more than five Business Days prior to the Conversion/Continuation Date, specifying:

          (A) the proposed Conversion/Continuation Date;

          (B) the aggregate amount and Type of Loans to be converted or continued;

          (C) the Type of Loans resulting from the proposed conversion or continuation; and

          (D) other than in the case of conversions into ABR Loans, the duration of the requested Interest Period.

     (c) If upon the expiration of any Interest Period applicable to Offshore U.S. Dollar Loans, the Applicable Borrower has failed to select timely a new Interest Period to be applicable to such Offshore U.S. Dollar Loans, the Applicable Borrower shall be deemed to have elected to convert such Offshore U.S. Dollar Loans into ABR Loans effective as of the expiration date of such Interest Period. If the Applicable Borrower has failed to select a new Interest Period to be applicable to Offshore Currency Loans by the applicable time on the third Business Day in advance of the expiration date of the current Interest Period applicable thereto as provided in subsection 2.4(b), the Applicable Borrower shall be deemed to have elected to continue such Offshore Currency Loans on the basis of a one month Interest Period.

     (d) The Administrative Agent will promptly notify each Lender of its receipt of a Notice of Conversion/Continuation pursuant to this
Section 2.4, or, if no timely notice is provided by the Applicable Borrower, the Administrative Agent will promptly notify each Lender of the details of any automatic conversion. All conversions and continuations shall be made ratably according to the respective outstanding principal amounts of the Loans held by each Lender with respect to which the notice was given.

     (e) Unless the Required Lenders otherwise agree or otherwise as permitted hereby, during the existence of an Event of Default or Unmatured Event of Default, no Applicable Borrower may elect to have a Loan converted into an Offshore U.S. Dollar Loan or continued as a LIBOR Rate Loan.

     (f) After giving effect to any conversion or continuation of Loans, there may not be more than four different Interest Periods in effect for all Tranche A-CHF Term Loans, four different Interest Periods in effect for all Tranche A-UK Term Loans, four different Interest Periods in effect for all Tranche A-US Term Loans, and six different Interest Periods in effect for all Revolving Loans.

     2.4A. Conversion and Continuation Elections for Canadian
Borrowings. (a) Canadian Borrower may, upon irrevocable written notice to the Canadian Agent in accordance with subsection 2.4A(b):

          (i) elect, as of any Business Day, in the case of Prime Rate Loans, or as of the last day of the applicable Interest Period, in the case of BA Equivalent Rate Loans, to convert any such Canadian Loans (or any part thereof in an amount not less than the Minimum Tranche) into Canadian Loans of another Type; or

          (ii) elect, as of the last day of the applicable Interest Period, to continue any Canadian Loans having Interest Periods expiring on such day (or any part thereof in an amount not less than the Minimum Tranche);

provided, however, that if at any time the aggregate amount of BA Equivalent Rate Loans in respect of any Canadian Borrowing is reduced, by payment, prepayment or conversion of part thereof, to be less than the Minimum Tranche, such BA Equivalent Rate Loans shall automatically convert into Prime Rate Loans, and on and after such date the right of Canadian Borrower to continue such Canadian Loans as, or convert such Canadian Loans into, BA Equivalent Rate Loans shall terminate.

     (b) Canadian Borrower shall deliver a Notice of Conversion/Continuation to be received by the Agents not later than
(i) 10:00 a.m. (New York City time) two Business Days prior to the Conversion/Continuation Date, if the Canadian Loans are to be converted into or continued as BA Equivalent Rate Loans; and (ii) 9:00 a.m. (New York City time) on the Conversion/Continuation Date, if the Canadian Loans are to be converted into Prime Rate Loans, specifying:

          (A) the proposed Conversion/Continuation Date;

          (B) the aggregate amount of Canadian Loans to be converted or renewed;

          (C) the Type of Canadian Loans resulting from the proposed conversion or continuation; and

          (D) other than in the case of conversions into Prime Rate Loans, the duration of the requested Interest Period.

     (c) If upon the expiration of any Interest Period applicable to BA Equivalent Rate Loans, Canadian Borrower has failed to select timely a new Interest Period to be applicable to such BA Equivalent Rate Loans, Canadian Borrower shall be deemed to have elected to convert such BA Equivalent Rate Loans into Prime Rate Loans effective as of the expiration date of such Interest Period.

     (d) The Canadian Agent will promptly notify each Canadian Lender of its receipt of a Notice of Conversion/Continuation pursuant to this
Section 2.4A, or, if no timely notice is provided by Canadian Borrower, the Canadian Agent will promptly notify each Lender of the details of any automatic conversion. All conversions and continuations shall be made ratably according to the respective outstanding principal amounts of the Canadian Loans held by each Canadian Lender with respect to which the notice was given.

     (e) Unless the Required Lenders otherwise agree, during the existence of an Event of Default or Unmatured Event of Default, Canadian Borrower may not elect to have a Canadian Loan converted into or continued as a BA Equivalent Rate Loan and all Canadian Loans which are BA Equivalent Rate Loans shall be automatically converted into a Prime Rate Loan at the end of the relevant Interest Period so long as an Event of Default or Unmatured Event of Default is in existence.

     (f) After giving effect to any conversion or continuation of Canadian Loans, there may not be more than four different Interest Periods in effect in respect of all Canadian Loans together then outstanding.

     2.5. Utilization of Commitments in Offshore Currencies. (a) The Administrative Agent will determine the Dollar Equivalent amount with respect to:

     (i) any Borrowing (other than of Swing Line Loans) comprised of Offshore Currency Loans three Business Days prior to the requested Borrowing Date,

     (ii) any Swing Line Loans made in U.S. Dollars or Pounds
Sterling, as of the proposed Borrowing Date thereof,

     (iii) any Issuance of a Letter of Credit for the account of any Revolving Borrower or any UK Swing Line Borrower in an Offshore
Currency as of the requested Issuance Date,

     (iv) any drawing under a Letter of Credit Issued for the account of any Revolving Borrower or any UK Swing Line Borrower in an Offshore Currency as of the related Honor Date,

     (v) all outstanding Offshore Currency Loans (other than Swing Line Loans not made in U.S. Dollars or Pounds Sterling), plus all Swing Line Loans made in U.S. Dollars or Pounds Sterling, plus the Effective Amount of all L/C Obligations under Letters of Credit Issued for the account of any Revolving Borrower or any UK Swing Line Borrower as of the last Business Day of each month and as of any other date selected by the Administrative Agent,

     (vi) the aggregate Dollar Equivalent amount of the Subsidiary Swing Line Borrower Sublimits of all Subsidiary Swing Line Borrowers other than the UK Swing Line Borrowers as of each Adjustment Date,

     (vii) any ABR Loan to be made in lieu of an Offshore Currency Loan pursuant to subsection 2.5(b) as of the Business Day prior to the proposed Borrowing Date,

     (viii) the aggregate sum (without duplication) of the amount of all Offshore Currency Loans (other than Swing Line Loans), plus all L/C Obligations of the Revolving Borrowers, plus all Swing Line Loans, plus the Subsidiary L/C Effective Amount of all Subsidiary L/C Obligations immediately prior to and after giving effect to any Revolving Loan made under Section 2.18 as of the proposed date of the making of any such Revolving Loan,

     (ix) the aggregate sum of the amount of all Offshore Currency Loans (other than Swing Line Loans), plus all L/C Obligations of the Revolving Borrowers, plus all Swing Line Loans of the Subsidiary Swing Line Borrowers other than the UK Swing Line Borrowers, plus the Subsidiary L/C Effective Amount of all Subsidiary L/C Obligations immediately prior to and after giving effect to any Revolving Loan made under Section 3.3 as of the proposed date of the making of any such Revolving Loan,

     (x) any outstanding Offshore Currency Loan as of any redenomination date pursuant to this Section 2.5 or Section 4.5, and

     (xi) all Offshore Currency Loans, plus the Effective Amount of all L/C Obligations on any date on which the Revolving Facility
Commitments, the US Borrower Sublimit or the Subsidiary Swing Line Borrower Sublimits are reduced pursuant to Section 2.6.

     (b) In the case of a proposed Borrowing (other than of Swing Line Loans) under the Revolving Facility comprised of Offshore Currency Loans, in the event that any Revolving Facility Lender gives notice to the Administrative Agent not later than 10:00 a.m. (London, England time) one Business Day prior to the proposed Borrowing Date that it is unable to fund Revolving Facility Loans in an Offshore Currency at a reasonable cost to it, such Lender shall make its Pro Rata Share of the proposed Borrowing as an ABR Loan in the Dollar Equivalent amount of the amount it otherwise would have made in such Offshore Currency; provided, however, that the Lenders shall be under no obligation to make Offshore Currency Loans in the requested Offshore Currency as part of such Borrowing if the Administrative Agent has received notice from the Required Revolving Facility Lenders by 10:00 a.m. (London, England time), two Business Days prior to the day of such Borrowing, that such Lenders cannot provide Loans in the requested Offshore Currency, in which event the Administrative Agent will promptly give notice to the applicable Revolving Borrower that the Borrowing in the requested Offshore Currency is not then available, and notice thereof also will be given promptly by the Administrative Agent to the Lenders. If the Administrative Agent shall have so notified the applicable Revolving Borrower that, pursuant to any such notice from the Required Revolving Facility Lenders, any such Borrowing in a requested Offshore Currency is not then available, such Revolving Borrower may, by notice to the Administrative Agent not later than 10:00 a.m. (London, England time), on the requested date of such Borrowing, withdraw the Notice of Borrowing relating to such requested Borrowing. If such Revolving Borrower does so withdraw such Notice of Borrowing, the Borrowing requested therein shall not occur and the Administrative Agent will promptly so notify each Lender. If such Revolving Borrower does not so withdraw such Notice of Borrowing, the Administrative Agent will promptly so notify each Lender and such Notice of Borrowing shall be deemed to be a Notice of Borrowing that requests a Borrowing comprised of ABR Loans in an aggregate amount equal to the Dollar Equivalent of the amount of the originally requested Borrowing in the Notice of Borrowing (however, not in excess of the aggregate Available Revolving Facility Commitment of all Revolving Facility Lenders at such time); and in such notice by the Administrative Agent to each Lender the Administrative Agent will state such aggregate amount of such Borrowing in U.S. Dollars and such Lender's Pro Rata Share thereof.

     (c) In the case of a proposed continuation of Offshore Currency Loans under the Revolving Facility for an additional Interest Period pursuant to Section 2.4, in the event that any Revolving Facility Lender gives notice to the Administrative Agent that it is unable to continue Revolving Facility Loans in an Offshore Currency at a reasonable cost to it, such Lender's Loans in such Offshore Currency shall be repaid on the last day of the current Interest Period; provided, however, that the Lenders shall be under no obligation to continue such Offshore Currency Loans if the Administrative Agent has received notice from the Required Revolving Facility Lenders by 10:00 a.m. (London, England time), three Business Days prior to the day of such continuation, that such Lenders cannot continue to provide Loans in the relevant Offshore Currency, in which event the Administrative Agent will promptly give notice to the applicable Revolving Borrower that the continuation of such Offshore Currency Loans in the relevant Offshore Currency is not then available, and notice thereof also will be given promptly by the Administrative Agent to the Lenders. If the Administrative Agent shall have so notified such Revolving Borrower that, pursuant to such notice from the Required Revolving Facility Lenders, any such continuation of Offshore Currency Loans is not then available, any Notice of Continuation/Conversion with respect thereto shall be deemed withdrawn and such Offshore Currency Loans shall be repaid on the last day of the Interest Period with respect to such Offshore Currency Loans.

     (d) Notwithstanding anything herein to the contrary, during the existence of an Event of Default, upon the request of the Required Revolving Facility Lenders (in the case of clause (i) of this subsection), the Lenders holding at least a majority of the Tranche A-CHF (in the case of clause (ii) of this subsection) or the Lenders holding at least a majority of the Tranche A-UK Term Loans (in the case of clause (iii) of this subsection), (i) all or any part of any outstanding LIBOR Rate Loans under the Revolving Facility shall be redenominated (if not Offshore U.S. Dollar Loans) and converted into ABR Loans with effect from the last day of the Interest Period with respect to such LIBOR Rate Loans, (ii) at the end of the current Interest Period therefor, each Tranche A-CHF Term Loan shall not be continued for any Interest Period but instead shall bear interest at a rate per annum equal to the Applicable Margin for Tranche A-CHF Term Loans, plus the Overnight Rate for the Applicable Currency from time to time in effect or such other rate as may be agreed to by CH Borrower and the Lenders holding at least a majority of the Tranche A-CHF Term Loans and specified to the Administrative Agent, and (iii) at the end of the current Interest Period therefor, each Tranche A-UK Term Loan shall not be continued for any Interest Period but instead shall bear interest at a rate per annum equal to the Applicable Margin for Tranche A-UK Term Loans, plus the Overnight Rate for the Applicable Currency from time to time in effect or such other rate as may be agreed to by UK Borrower and the Lenders holding at least a majority of the Tranche A-UK Term Loans and specified to the Administrative Agent. The Administrative Agent will promptly notify the applicable Borrower of any request pursuant to the foregoing sentence.

     (e) The Revolving Borrowers shall be entitled to request that Revolving Facility Loans hereunder also be permitted to be made in any other lawful currency constituting a eurocurrency, in addition to the eurocurrencies specified in the definition of "Offshore Currency" herein, that in the opinion of the Required Revolving Facility Lenders is at such time freely traded in the offshore interbank foreign exchange markets and is freely transferable and freely convertible into U.S. Dollars (an "Agreed Alternative Currency"). The applicable Revolving Borrower shall deliver to the Administrative Agent any request for designation of an Agreed Alternative Currency not later than 10:00 a.m. (London, England time), at least ten Business Days in advance of the date of any Borrowing hereunder proposed to be made in such Agreed Alternative Currency. Upon receipt of any such request the Administrative Agent will promptly notify the Revolving Facility Lenders thereof, and each Lender will use its best efforts to respond to such request within two Business Days of receipt thereof. If the Administrative Agent has not received any response from a Revolving Facility Lender by the end of the day four Business Days prior to the date of Borrowing to be made in such Agreed Alternative Currency, the Administrative Agent shall conclusively presume the assent of such Lender. Each Revolving Facility Lender may grant or accept such request in its sole discretion. The Administrative Agent will promptly notify the applicable Revolving Borrower of the acceptance or rejection of any such request.

     2.6. Reduction or Termination of Commitments. (a) The Borrowers may, upon not less than five Business Days' prior notice to the Administrative Agent, terminate the Commitments in any Facility (other than the Canadian Facility), or permanently reduce the Commitments in any Facility (other than the Canadian Facility) by an aggregate amount equal to the Dollar Equivalent of U.S. $1.0 million or a higher integral multiple of U.S. $1.0 million; unless, in the case of the Revolving Facility, after giving effect thereto and to any prepayments of the Revolving Facility Loans made on the effective date of such termination or reduction, the then outstanding principal Dollar Equivalent amount of all Revolving Facility Loans (including the Assumed Swing Line Loan Amount), plus (without duplication) the Effective Amount of all L/C Obligations (other than Subsidiary L/C Obligation, except those of the UK Swing Line Borrowers) together would exceed the amount of the combined Revolving Facility Commitments of all Revolving Facility Lenders then in effect. The Borrowers may, upon not less than five Business Days' prior notice to the Administrative Agent and the Applicable Swing Line Lender, terminate or permanently reduce the Subsidiary Swing Line Borrower Sublimit of any Subsidiary Swing Line Borrower or the US Borrower Sublimit; unless, after giving effect thereto and to any prepayment of the Swing Line Loans made on the effective date of such termination or reduction the then outstanding Dollar Equivalent amount of all Swing Line Loans, plus the Subsidiary L/C Effective Amount of all Subsidiary L/C Obligations would exceed the Dollar Equivalent amount of the aggregate of the Subsidiary Swing Line Borrower Sublimits then in effect, plus the US Borrower Sublimit then in effect.

     (b) There are no commitments by any Lender other than New Lenders to make any Tranche A-CHF Term Loans, Tranche A-US Term Loans or Tranche A-UK Term Loans as of the Second Amendment and Restatement Date other than by conversion of existing term extensions of credit under the Amended and Restated Credit Agreement and the Payment Adjustments; the aggregate amount thereof as of the Second Amendment and Restatement Date reflects an adjustment and conversion of term loan extensions of credit previously made by the Lenders on the Amendment and Restatement Date.

     (c) The aggregate amount of the Revolving Commitments shall be automatically and permanently terminated on the Termination Date. The aggregate amount of the Canadian Commitments shall be automatically and permanently reduced to zero on the Canadian Termination Date.

     (d) Canadian Borrower shall have the right at any time or from time to time (i) so long as no Canadian Loans will be outstanding as of the date specified for termination, to terminate the Canadian Commitments and (ii) to permanently reduce the aggregate amount of the unutilized Canadian Commitments of all the Canadian Lenders; provided, however, that (x) Canadian Borrower shall give five Business Days notice of each such termination or reduction to the Canadian Agent and the Canadian Lenders, and (y) each partial reduction shall be in an aggregate amount at least equal to Cdn. $1.0 million (or a larger multiple of Cdn. $1.0 million).

     (e) Once reduced in accordance with this Section, the Commitments may not be increased or reinstated. Any reduction of the Commitments in any Facility shall be applied to each Lender's Commitment in such Facility according to its Pro Rata Share or Percentage, as applicable. All accrued Facility Fees or Canadian Facility Fees, as the case may be, in respect of any Facility to, but not including, the effective date of any reduction or termination of Commitments in such Facility shall be paid on the effective date of such reduction or termination.

     2.7. Prepayments. (a) So long as any Term Loans are outstanding, within 20 days following each date on which US Borrower or any Subsidiary receives any Net Cash Proceeds from any Taking or Destruction or loss of title to any Mortgaged Real Property, a Dollar Equivalent amount equal to 100% of such Net Cash Proceeds shall be applied as a mandatory prepayment of principal of the Term Loans; provided, however, that so long as no Event of Default or Unmatured Event of Default then exists and such proceeds do not exceed the Dollar Equivalent amount of U.S. $10.0 million, such proceeds shall not be required to be so applied on such date to the extent that the Borrowers have delivered an Officers' Certificate to the Administrative Agent on or prior to such date stating that such proceeds shall be used to replace or restore (in accordance with the procedures set forth in the Mortgage) any properties or assets in respect of which such proceeds were paid within 360 days following the date of the receipt of such proceeds (which certificate shall set forth the estimates of the proceeds to be so expended); provided, further, however, that (i) if the amount of such proceeds exceeds the Dollar Equivalent amount of U.S. $10.0 million, then the entire amount and not just the portion in excess of the Dollar Equivalent amount of U.S. $10.0 million shall be applied as a mandatory prepayment of Term Loans as provided above in this subsection 2.7(a) and (ii) if all or any portion of such proceeds not required to be applied to the prepayment of Term Loans pursuant to the preceding proviso are not so used within 360 days after the date of the receipt of such proceeds, such remaining portion shall be applied on the last day of such period (or the next preceding Business Day if such last day is not a Business
Day) as a mandatory prepayment of principal of the Term Loans as provided above in this subsection 2.7(a). Each such prepayment shall be applied as set forth in subsection 2.7(f).

     (b) So long as any Term Loans are outstanding, within 90 days after the end of each fiscal year of US Borrower ending after December 31, 1996, the Term Loans shall be prepaid in a Dollar Equivalent amount equal to 75% of Excess Cash Flow for such fiscal year; provided, however, that if the Debt to EBITDA Ratio as of the end of the fiscal year immediately preceding the date of any such prepayment is less than 3.50 to 1.0, such percentage shall be 50%. Each such prepayment shall be applied as set forth in subsection 2.7(f).

     (c) So long as any Term Loans are outstanding, within 30 days after the receipt by US Borrower or any Subsidiary of Net Cash Proceeds from any Asset Sale, the Term Loans shall be prepaid in a Dollar Equivalent amount equal to 100% of the Net Cash Proceeds of such Asset Sale; provided, however, that the Net Cash Proceeds from any Asset Sale permitted by each of subsection 8.2(d) and subsection 8.2(i) shall in each case not be required to be so applied to the prepayment of the Term Loans on such date if (i) no Event of Default or Unmatured Event of Default then exists and (ii) the Borrowers deliver an Officers' Certificate to the Administrative Agent on or prior to such date stating that such Net Cash Proceeds shall be reinvested in the business of the Borrowers or any Subsidiary within 180 days following the date of such Asset Sale (which certificate shall set forth the estimates of the proceeds to be so expended); provided, further, however, that if all or any portion of such Net Cash Proceeds not so applied to the prepayment of Term Loans is not so used within such 180 day period, such remaining portion shall be applied on the last day of such period (or the next preceding Business Day if such last day is not a Business Day) as a mandatory prepayment of principal of outstanding Term Loans as provided above in this subsection 2.7(c). Each such prepayment shall be applied as set forth in subsection 2.7(f).

     (d) So long as any Term Loans are outstanding, the Term Loans shall be prepaid concurrently with the receipt of any Net Cash Proceeds from the issuance of any Indebtedness by US Borrower or any Subsidiary (other than any Indebtedness permitted by Section 8.5) in a Dollar Equivalent amount equal to 100% of such Net Cash Proceeds. Each such prepayment shall be applied as set forth in subsection 2.7(f).

     (e) So long as any Term Loans are outstanding, the Term Loans shall be prepaid concurrently with the receipt of any Net Cash Proceeds from any capital contribution to US Borrower or any Subsidiary or from the issuance or sale of any equity securities of M-T Investors, Holding or any of its Subsidiaries or any other direct or indirect parent of US Borrower (other than (w) the Equity Issuance, (x) the exercise of employee stock options and the repayment of loans to employees, (y) the issuance of equity to William Donnelly or to the sellers in the Safeline Acquisition (not to exceed U.S. $6.0 million in total proceeds), and (z) in each case, contributions from or issuances to another Company) in a Dollar Equivalent amount equal to 50% of such Net Cash Proceeds; provided, however, that no such prepayment shall be required in connection with the issuance or sale by Holding of any equity securities of Holding to the Investors or from the proceeds of any capital contribution therefrom to US Borrower or any Subsidiary in an aggregate amount of Net Cash Proceeds up to the Dollar Equivalent amount of U.S. $35.0 million since the Original Closing Date (over and above the Equity Issuance) if (i) no Event of Default or Unmatured Event of Default then exists, (ii) such Net Cash Proceeds are contemporaneously utilized by US Borrower and the Subsidiaries in their business, and (iii) such Net Cash Proceeds are not utilized by US Borrower or any Subsidiary, directly or indirectly, to redeem, retire or acquire any other Indebtedness of US Borrower or any Subsidiary. Notwithstanding the foregoing, if the Net Cash Proceeds of the IPO are applied to repurchase the Senior Subordinated Notes in full and pay related expenses and premiums pursuant to the tender offer therefor being consummated concurrently with the transactions to occur on the Second Amendment and Restatement Date any excess proceeds of such IPO need not be applied to prepay the Term Loans. Each such prepayment shall be applied as set forth in subsection 2.7(f).

     (f) Each prepayment of the Term Loans required by subsections
(a)-(e) of this Section 2.7 shall be applied pro rata among the Term Loan Facilities (based on the then remaining amounts of the Amortization Payments of the Term Loan Facilities) and, as to each Term Loan Facility, first, to the next immediately succeeding scheduled quarterly Amortization Payment of such Term Loan Facility as set forth in the relevant subsection of Section 2.9 and, second, pro rata to the remaining Amortization Payments under such Term Loan Facility as set forth in the relevant subsection of Section 2.9. Subject to subsection 2.10(b), all prepayments of Term Loans shall be made together with all accrued interest thereon and any amounts required by Section 4.4, and all such payments shall be applied to the payment of interest and such Section 4.4 amounts before application to principal. Without prejudice to the obligations to prepay as set out in this Section 2.7, any Applicable Borrower proposing to make any prepayment under this Section 2.7 will, prior to making any such prepayment, take all steps required of it to obtain any consents, authorizations or other approvals or take any other action which may at any relevant time be required of it in respect of any such prepayment to be made by it (including taking all requisite steps under Chapter VI of the Companies Act 1985 of Great Britain).

     (g) (i) Subject to Section 4.4, any Applicable Borrower may, at any time or from time to time, ratably prepay, without premium or penalty, Loans under the Revolving Facility or under the Term Loan Facilities in whole or in part, in an aggregate Dollar Equivalent principal amount of at least U.S. $1.0 million and a higher integral multiple of 1.0 million units of the Applicable Currency. The Applicable Borrower shall deliver a notice of prepayment in accordance with Section 11.2 to be received by the Administrative Agent not later than (i) 10:00 a.m. (London, England time), three Business Days in advance of the prepayment date, if the Loans to be prepaid are LIBOR Rate Loans, and (ii) 10:00 a.m. (New York City time), one Business Day prior to the prepayment date, if the Loans to be prepaid are ABR Loans (and in each case on not more than five Business Days' prior notice). Such notice of prepayment shall specify the date and amount of such prepayment and whether such prepayment is of ABR Loans, LIBOR Rate Loans, or any combination thereof, whether Revolving Loans or Term Loans are being prepaid and the Applicable Currency. Such notice shall not thereafter be revocable by the Applicable Borrower. The Administrative Agent will promptly notify each Lender thereof and of such Lender's Pro Rata Share of such prepayment. If such notice is given by any Applicable Borrower, such Applicable Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein, together with accrued interest to each such date on the amount prepaid and any amounts required pursuant to Section 4.4. Each such prepayment (if a prepayment of Term Loans) shall be applied pro rata among the Term Loan Facilities (based on the then remaining amounts of the Amortization Payments of the Term Loan Facilities) and, as to each Term Loan Facility, first, to the next immediately succeeding scheduled quarterly Amortization Payment of such Term Loan Facility and, second, pro rata to the then remaining amounts of the Amortization Payments under such Term Loan Facility, subject, however, to clause (iii) of subsection 2.7(h).

     (ii) Subject to Section 4.4, Canadian Borrower may, at any time or from time to time, ratably prepay Canadian Loans in whole or in part, in an aggregate principal amount of at least Cdn. $250,000 and an integral multiple of Cdn. $250,000. Canadian Borrower shall deliver a notice of prepayment in accordance with Section 11.2 to be received by the Canadian Agent not later than (i) 10:00 a.m. (New York City time) at least two Business Days in advance of the prepayment date if the Loans to be prepaid are BA Equivalent Rate Loans and (ii) 9:00 a.m. (New York City time) on the prepayment date if the Loans to be prepaid are Prime Rate Loans. Such notice of prepayment shall specify the date and amount of such prepayment and whether such prepayment is of Prime Rate Loans, BA Equivalent Rate Loans, or any combination thereof. Such notice shall not thereafter be revocable by Canadian Borrower. The Canadian Agent will promptly notify each Canadian Lender thereof and of such Canadian Lender's Percentage of such prepayment. If such notice is given by Canadian Borrower, Canadian Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein, together with, in the case of BA Equivalent Rate Loans, accrued interest to each such date on the amount prepaid and any amounts required pursuant to
Section 4.4.

     (h) With respect to each prepayment of Loans pursuant to Section 2.7, the Applicable Borrower may designate the Types of Loans which are to be repaid and the specific Borrowing(s) under the affected Facility pursuant to which made; provided, however, that (i) LIBOR Rate Loans made pursuant to a specific Facility may be designated for prepayment only on the last day of an Interest Period applicable thereto unless all LIBOR Rate Loans made pursuant to such Facility with Interest Periods ending on such date of prepayment and all ABR Loans made pursuant to such Facility have been paid in full; (ii) if any prepayment of LIBOR Rate Loans made pursuant to a single Borrowing shall reduce the outstanding Loans made pursuant to such Borrowing to an amount less than the Minimum Tranche, such Borrowing shall be immediately converted into, if such Borrowing is Offshore U.S. Dollar Loans, ABR Loans, and, if such Borrowing is Offshore Currency Loans, Offshore Currency Loans having an Interest Period of one month; and
(iii) each repayment of any Loans made pursuant to a Borrowing shall be applied pro rata among such Loans, unless an Applicable Borrower shall have become obligated to make any payment pursuant to Section 4.1, in which case such Applicable Borrower may prepay the Loans held solely by the Lender or Lenders to which it is obligated to make such payment. In the absence of a designation by the Applicable Borrower as described in the preceding sentence, the Administrative Agent shall, subject to the above, make such designation in its sole discretion with a view, but no obligation, to minimize funding losses owing under
Section 4.4.

     (i) Notwithstanding subsections 2.7(a) and (c), to the extent that the Net Cash Proceeds required to be applied to a prepayment of the Loans pursuant to such subsections (1) are prohibited or delayed by applicable law from being repatriated to the jurisdiction of the Borrower or UK Borrower, as the case may be, required to make any such prepayment or (2) may not be so repatriated without causing an adverse tax consequence, such Net Cash Proceeds required to be applied to a prepayment of the Loans pursuant to such subsections shall, so long as no Event of Default or Unmatured Event of Default has occurred and is continuing, not be required to be applied as a prepayment of the Loans at the time provided in such subsections to the extent that the aggregate Dollar Equivalent amount of Net Cash Proceeds proposed to be not so applied for such event when added to the aggregate Dollar Equivalent amount of Net Cash Proceeds from all prior or concurrent events which have not been applied by virtue of this subsection 2.7(i) is less than 5.0% of Net Tangible Assets at such time. If and when such repatriation is permitted under the applicable local law or may be made without an adverse tax consequence, as the case may be, such repatriation shall be immediately effected and such Net Cash Proceeds shall be applied in the manner set forth in subsections 2.7(a) and
(c), with any time limit therein being deemed to have started upon receipt of such Net Cash Proceeds by any Subsidiary of US Borrower notwithstanding this subsection 2.7(i); provided, however, if the time limit shall have expired, then such Net Cash Proceeds so repatriated shall be applied to the prepayment of the Term Loans as set forth in subsection 2.7(f) within three Business Days.

     (j) On the last Business Day of each month occurring after October 31, 1996, the Borrowers and the Subsidiary Swing Line Borrowers shall determine the aggregate Dollar Equivalent amount of the total amount of Swing Line Loans actually outstanding, plus the Subsidiary L/C Effective Amount of all Subsidiary L/C Obligations (the date of each such determination, the "Swing Line Loan Calculation Date"). The Swing Line Borrowers shall repay the Swing Line Loans and/or Cash Collateralize Letters of Credit issued for the account of the Subsidiary Swing Line Borrowers within 10 Business Days of any Swing Line Loan Calculation Date if the aggregate Dollar Equivalent amount of Swing Line Loans then outstanding, plus the Subsidiary L/C Effective Amount of all Subsidiary L/C Obligations exceeds U.S. $50.0 million in an amount equal to the amount such that after giving effect thereto the Dollar Equivalent amount of all Swing Line Loans then outstanding, plus the Subsidiary L/C Effective Amount of all Subsidiary L/C Obligations would not exceed U.S. $50.0 million.

     2.8. Currency Exchange Fluctuations. (a) The Credit Agreement Loan Parties will implement and maintain internal controls to monitor the borrowings and repayments of Loans by the Credit Agreement Loan Parties and the issuance of and drawings under Letters of Credit, with the object of preventing any request for a Credit Extension that would result in (i) the Aggregate Outstanding Revolving Credit with respect to all of the Revolving Facility Lenders (including the Swing Line Lenders) being in excess of the aggregate Revolving Facility Commitments then in effect or (ii) the Subsidiary Swing Line Borrowers exceeding their respective Subsidiary Swing Line Borrower Sublimits and of promptly identifying and remedying any circumstance where, by reason of changes in exchange rates, the Aggregate Outstanding Revolving Credit with respect to all of the Revolving Facility Lenders (including the Swing Line Lenders) exceeds the aggregate Revolving Facility Commitments then in effect or the aggregate Swing Line Loans made to any Subsidiary Swing Line Borrower, plus the Subsidiary L/C Effective Amount of all Subsidiary L/C Obligations of such Subsidiary Swing Line Borrower exceeds its Subsidiary Swing Line Borrower Sublimit.

     (b) Subject to Section 4.4, if on any Computation Date the Administrative Agent shall have determined that the Aggregate Outstanding Revolving Credit of all of the Revolving Facility Lenders exceeds the combined Revolving Facility Commitments of all Revolving Facility Lenders by more than the Dollar Equivalent amount of U.S. $5.0 million due to a change in applicable rates of exchange between U.S. Dollars, on the one hand, and Offshore Currencies, on the other hand, then the Administrative Agent shall give notice to the Revolving Borrowers that a prepayment of Loans (or, if no Revolving Credit Loans are outstanding, payment of unreimbursed drawings under Letters of Credit, or if none thereof, Cash Collateralization of outstanding Letters of Credit) is required under this subsection, and the Revolving Borrowers and the Subsidiary Swing Line Borrowers agree if such excess shall not have been prepaid within 30 days of such notice or during such 30 days such excess has not been eliminated by changes in currency exchange rates thereupon to make prepayments (by such repayment of Loans, payment of unreimbursed drawings or Cash Collateralization) of their respective pro rata portion of such excess (determined by reference to the aggregate Dollar Equivalent amount of each Revolving Borrower's outstanding Revolving Facility Loans, plus (without duplication) the Effective Amount of all L/C Obligations relative to the total of such amounts for each Revolving Borrower) such that, after giving effect to such prepayment (or payment or Cash Collateralization and changes in currency exchange rates), the Aggregate Outstanding Revolving Credit of all of the Revolving Lenders does not exceed the combined Revolving Facility Commitments of all Revolving Facility Lenders.

     2.9. Repayment. (a) US Borrower shall repay the Tranche A-US Term Loans and the Tranche A-CHF Term Loans on the Business Day immediately prior to the Payment Dates set forth below in the installments as set forth below:

======================================================================
                            Tranche A-US       Tranche A-CHF
Each Payment Date in         Term Loans         Term Loans
 Calendar Year                (U.S. $)             (CHF)
----------------------------------------------------------------------
          1998              1,905,000.00       1,602,000.00
----------------------------------------------------------------------
          1999              2,539,000.00       2,137,000.00
----------------------------------------------------------------------
          2000              3,174,000.00       2,671,000.00
----------------------------------------------------------------------
          2001              4,444,000.00       3,739,000.00
----------------------------------------------------------------------
          2002              4,444,000.00       3,739,000.00
----------------------------------------------------------------------
          2003              5,079,000.00       4,273,000.00
----------------------------------------------------------------------
          2004              7,616,687.38       6,411,275.00
======================================================================


     (b) [Reserved]

     (c) UK Borrower shall repay the Tranche A-UK Term Loans on the Business Day immediately prior to the Payment Dates set forth below in the installments set forth below [MODIFY, IF APPLICABLE]:


==========================================
                          Tranche A-UK
                           Term Loans
Each Payment Date in   (Pounds Sterling)
Calendar Year
------------------------------------------
         1998              406,000.00
------------------------------------------
         1999              542,000.00
------------------------------------------
         2000              677,000.00
------------------------------------------
         2001              948,000.00
------------------------------------------
         2002              948,000.00
------------------------------------------
         2003             1,083,000.00
------------------------------------------
         2004             1,622,579.19
==========================================


     (d) Each Amortization Payment as set forth above in subsections 2.9(a), (b) and (c) shall be automatically adjusted upon application of any prepayment pursuant to Section 2.7.

     (e) Until the Revolving Loan Maturity Date, the Credit Agreement Loan Parties (other than Canadian Borrower) shall from time to time immediately prepay the Revolving Facility Loans (and/or provide cover for L/C Obligations as specified in subsection 2.9(f)) in such amounts as shall be necessary so that at all times the Aggregate Outstanding Revolving Credit of all of the Revolving Facility Lenders shall not (other than as a result of a change in currency exchange rates) exceed the Revolving Facility Commitments of all of the Revolving Facility Lenders, such amount to be applied, first, to Revolving Facility Loans outstanding and, second, as cover for L/C Obligations outstanding as specified in subsection 2.9(f).

     (f) In the event that the Credit Agreement Loan Parties shall be required pursuant to subsection 2.9(e) to provide cover for L/C Obligations, the Credit Agreement Loan Parties shall effect the same by paying to the Administrative Agent immediately available funds in an amount equal to the required amount, which funds shall be retained by the Administrative Agent pursuant to arrangements and documentation reasonably satisfactory to the Administrative Agent as collateral security in the first instance for the L/C Obligations until such time as all Letters of Credit shall have been terminated and all of the L/C Obligations paid in full.

     (g) All outstanding Revolving Loans (including Swing Line Loans) shall be repaid in full on the Revolving Loan Maturity Date.

     (h) Until the Canadian Loan Maturity Date, Canadian Borrower shall from time to time prepay the Canadian Loans in such amounts as shall be necessary so that at all times the aggregate outstanding amount of Canadian Loans shall not exceed the Canadian Commitments of all of the Canadian Lenders.

     (i) All outstanding Canadian Loans shall be repaid in full on the Canadian Maturity Date.

     2.10. Interest. (a) Each Loan (other than a Canadian Loan or any Non-U.S. $ Swing Line Loan) shall, except as otherwise provided herein, bear interest on the outstanding principal amount thereof from the applicable Borrowing Date at a rate per annum equal to the LIBOR Rate or the Alternate Base Rate, as the case may be (and subject to the Applicable Borrower's right to convert to the other Type of Loans under Section 2.4), plus the Applicable Margin, plus, in the case of Loans made in Pounds Sterling, the MLA Cost. Each Non-U.S. $ Swing Line Loan shall bear interest at the rate per annum equal to (x) if such Loan is in Pounds Sterling, the Overnight Rate from time to time in effect for Pounds Sterling, plus the Applicable Margin, plus the MLA Cost and (y) if such Loan is in any other Offshore Currency, such rate as is agreed to by the Applicable Swing Line Lender and the applicable Swing Line Borrower, plus the Applicable Margin. Each Prime Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable Borrowing Date at a rate per annum equal to the Prime Rate (subject to Canadian Borrower's right to convert to other Types of Canadian Loans under Section 2.4A), plus the Applicable Margin. Each BA Equivalent Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable Borrowing Date at a rate per annum equal to the BA Equivalent Rate (subject to Canadian Borrower's right to convert to other Types of Canadian Loans under Section 2.4A), plus the Applicable Margin.

     (b) Interest on each Loan shall be paid in arrears on each Interest Payment Date. Interest shall also be paid on the date of any prepayment of Loans pursuant to Section 2.7 for the portion of the Loans so prepaid; provided, however, that in the event that any Term Loans that are ABR Loans are prepaid pursuant to Section 2.7, interest accrued on such Loans shall be payable on the next succeeding Interest Payment Date thereafter (or at final maturity, if earlier).

     (c) Notwithstanding subsections (a) and (b) of this Section, if any amount of principal of or interest on any Loan, or any other amount payable hereunder or under any other Loan Document, is not paid in full when due (whether at stated maturity, by acceleration, demand or otherwise), the Applicable Borrower agrees, to the extent permitted by applicable law, to compensate the Lenders for additional administrative and other costs they will thereafter incur and to pay interest on such unpaid principal or other amount from the date such amount becomes due until the date such amount is paid in full, after as well as before any entry of judgment thereon, payable on demand, at a rate per annum equal to (i) in the case of principal due in respect of any Loan prior to the end of an Interest Period applicable thereto, the rate otherwise applicable to such Loan, plus 2%, and (ii) in the case of any other amount, (x) if such amount is payable in U.S. Dollars, the Alternate Base Rate from time to time in effect, plus the Applicable Margin (but not less than 0) for ABR Loans, plus 2%, (y) if such amount is payable in Canadian Dollars, the Prime Rate from time to time in effect, plus 2%, and (z) if such amount is payable in a currency other than U.S. Dollars and Canadian Dollars, the Overnight Rate from time to time in effect, plus the Applicable Margin for LIBOR Rate Loans for Loans under the applicable Facility from time to time in effect, plus 2%, plus, in the case of Loans in Pounds Sterling, the MLA Cost.

     (d) Anything herein to the contrary notwithstanding, the obligations of each Applicable Borrower to any Lender hereunder shall be subject to the limitation that payments of interest shall not be required for any period for which interest is computed hereunder, to the extent (but only to the extent) that contracting for or receiving such payment by such Lender would be contrary to the provisions of any law applicable to such Lender limiting the highest rate of interest that may be lawfully contracted for, charged or received by such Lender, and in such event the Applicable Borrower shall pay such Lender interest at the highest rate permitted by applicable law.

     2.11. Fees. In addition to certain fees described in Section 3.8:

          (a) Arrangement, Agency Fees. The Borrowers shall pay fees to the Arranger for the Arranger's own account as required by the letter agreement ("Arranger Fee Letter") between the Arranger and U.S. Borrower dated November [ ], 1997 and shall pay agency fees to the Administrative Agent for the Administrative Agent's own account as required by the letter agreement between the Administrative Agent and AEA dated October 7, 1996 (the "Administrative Agent's Fee Letter" and, together with the Arranger Fee Letter, the "Fee Letters"). All fees paid under the Fee Letters shall be paid solely in U.S. Dollars.

          (b) Facility Fees. The Borrowers shall pay to the Administrative Agent for the account of each Revolving Facility Lender a facility fee computed at a rate per annum equal to the Applicable Facility Fee Percentage (the "Facility Fee") on the average daily effective amount of such Lender's Revolving Facility Commitment, computed on a quarterly basis in arrears on the last Business Day of each calendar quarter. Such Facility Fee shall accrue from the Original Closing Date to the earlier of the Termination Date and the date on which the Revolving Facility Commitments have been terminated in full and shall be due and payable quarterly in arrears on the last Business Day of each calendar quarter (commencing December 31, 1996) through the Termination Date or such earlier date as the Revolving Facility Commitments have been terminated in full. The Facility Fee shall be paid solely in U.S. Dollars.

          (c) Canadian Facility Fees. Canadian Borrower shall pay to the Canadian Agent for the account of each Canadian Lender a facility fee computed at a rate per annum equal to the Applicable Facility Fee Percentage (the "Canadian Facility Fee") on the average daily effective amount of such Canadian Lender's Canadian Commitment computed on a quarterly basis in arrears on the last Business Day of each calendar quarter. Such Canadian Facility Fee shall accrue from the Safeline Closing Date to the earlier of the Canadian Termination Date and the date on which the Canadian Commitments have been terminated in full and shall be due and payable quarterly in arrears on the last Business Day of each calendar quarter (commencing June 30, 1997) through the Canadian Termination Date or such earlier date as the Canadian Commitments have been terminated in full. The Canadian Facility Fee shall be paid solely in Canadian Dollars.

     2.12. Computation of Fees, Interest and Dollar Equivalent Amount.
(a) All computations of the Facility Fee and the Canadian Facility Fee shall be made on the basis of a year of 360 days and actual days elapsed. All other computations of interest and fees shall be made on the basis of a 360-day year and actual days elapsed, except that interest on Loans made in Pounds Sterling shall be made on the basis of a 365 or 366-day year, as the case may be, and the actual number of days elapsed. Interest and fees shall accrue during each period during which interest or such fees are computed from the first day thereof to the last day thereof. If a Loan is repaid on the day on which it is made, one day's interest shall accrue at the rate per annum applicable thereto as determined in accordance with Section 2.10 shall be paid.

     (b) Each determination of an interest rate or a Dollar Equivalent amount by the Applicable Agent or an Applicable Swing Line Lender, as the case may be, shall be conclusive and binding on each Applicable Borrower and the Lenders in the absence of manifest error. The Applicable Agent or an Applicable Swing Line Lender, as the case may be, will, at the request of the Applicable Borrower or any Lender, deliver to the Borrowers or such Lender, as the case may be, a statement showing the calculations used by the Applicable Agent or such Applicable Swing Line Lender in determining any interest rate or Dollar Equivalent amount.

     2.13. Payments by Each Applicable Borrower. (a) All payments to be made by each Applicable Borrower shall be made without set-off, recoupment or counterclaim. Except as otherwise expressly provided herein, all payments by each Applicable Borrower (other than any Subsidiary Swing Line Borrower) shall be made to the Applicable Agent for the account of the Lenders or Scotiabank (with respect to Swing Line Loans made in U.S. Dollars or Pounds Sterling) at the Agent's Payment Office, and all payments to be made by all other Subsidiary Swing Line Borrowers shall be made to the Applicable Swing Line Lender as directed by it for the account of such Applicable Swing Line Lender. Except as otherwise provided herein, all payments by each Applicable Borrower (i) with respect to principal of, interest on, and any other amount relating to any Offshore Currency Loan, shall be made in the Offshore Currency in which such Loan is denominated or payable,
(ii) with respect to the Canadian Facility Fee and principal of, interest on and any other amount relating to any Canadian Loan, shall be made in Canadian Dollars, and (iii) with respect to all other amounts payable hereunder, shall be made in U.S. Dollars. Such payments shall be made in Same Day Funds and (x) in the case of Offshore Currency payments, no later than such time on the dates specified herein as may be determined by the Applicable Agent (or the Applicable Swing Line Lender for Swing Line Loans not made in U.S. Dollars or Pounds Sterling) (and advised in writing to each Applicable Borrower) to be necessary for such payment to be credited on such date in accordance with normal banking procedures in the place of payment, and (y) in the case of any U.S. Dollar or Canadian Dollar payments, no later than 11:00 a.m. (New York City time) on the date specified herein. The Applicable Agent will promptly distribute to each Lender its Pro Rata Share of such payment received by it for the account of the Lenders in like funds as received. Any payment received by the Applicable Agent or the Applicable Swing Line Lender, as the case may be, later than the time specified in clause (x) or (y) above, as applicable, shall be deemed to have been received on the following Business Day, and any applicable interest or fee shall continue to accrue.

     (b) Whenever any payment is due on a day other than a Business Day, such payment shall be made on the following Business Day, and such extension of time shall be included in the computation of interest or fees, as the case may be.

     (c) Unless the Applicable Agent receives notice from an Applicable Borrower that borrows in Canadian Dollars, U.S. Dollars or Pounds Sterling prior to the date on which any payment is due to the Lenders that such Applicable Borrower will not make such payment in full as and when required, the Applicable Agent may assume that such Applicable Borrower has made such payment in full to the Applicable Agent on such date in Same Day Funds and the Applicable Agent may (but shall not be required to), in reliance upon such assumption, distribute to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent an Applicable Borrower that borrows in Canadian Dollars, U.S. Dollars or Pounds Sterling, as the case be, has not made such payment in full to the Applicable Agent, each Lender shall repay to the Applicable Agent on demand such amount distributed to such Lender, together with interest thereon at (i) in the case of a payment in an Offshore Currency, the Overnight Rate, (ii) in the case of payment in Canadian Dollars, the Canadian Federal Funds Rate, or (iii) in the case of a payment in U.S. Dollars, the U.S. Federal Funds Rate, in each case for each day from the date such amount is distributed to such Lender until the date repaid.

     2.14. Payments by the Lenders to the Applicable Agent. (a) Unless the Applicable Agent receives notice from a Lender on or prior to the Closing Date or, with respect to any Borrowing or Canadian Borrowing after the Original Closing Date, at least one Business Day prior to the date of such Borrowing, that such Lender will not make available as and when required hereunder to the Applicable Agent for the account of the Applicable Borrower the amount of that Lender's Pro Rata Share of the Borrowing or Percentage of the Canadian Borrowing, as applicable, the Applicable Agent may assume that such Lender has made such amount available to the Applicable Agent in Same Day Funds on the Borrowing Date and the Applicable Agent may (but shall not be required to), in reliance upon such assumption, make available to the Applicable Borrower on such date a corresponding amount. If and to the extent any Lender shall not have made its full amount available to the Applicable Agent in Same Day Funds and the Applicable Agent in such circumstances has made available to the Applicable Borrower such amount, such Lender shall on the Business Day following such Borrowing Date make such amount available to the Applicable Agent, together with interest at (i) in the case of a payment in an Offshore Currency, the Overnight Rate, (ii) in the case of payment in Canadian Dollars, the Canadian Federal Funds Rate, and (iii) in the case of a payment in U.S. Dollars, at the U.S. Federal Funds Rate, in each case for each day during such period. A notice of the Applicable Agent submitted to any Lender with respect to amounts owing under this subsection (a) shall be conclusive, absent manifest error. If such amount is so made available, such payment to the Applicable Agent shall constitute such Lender's Loan on the date of Borrowing for all purposes of this Agreement. If such amount is not made available to the Applicable Agent on the Business Day following the Borrowing Date, the Applicable Agent will notify the Applicable Borrower of such failure to fund and, upon demand by the Applicable Agent, the Applicable Borrower shall pay such amount to the Applicable Agent for the Applicable Agent's account, together with interest thereon for each day elapsed since the date of such Borrowing or Canadian Borrowing, at a rate per annum equal to the interest rate applicable at the time to the Loans or Canadian Loans, as the case may be, comprising such Borrowing.

     (b) The failure of any Lender to make any Loan on any Borrowing Date shall not relieve any other Lender of its obligation hereunder (if any) to make a Loan on such Borrowing Date, but no Lender shall be responsible for the failure of any other Lender to make the Loan to be made by such other Lender on any Borrowing Date.

     2.15. Adjustments. If any Lender (a "Benefitted Lender") shall at any time receive any payment of all or part of the Obligations then due and owing to it, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in subsection 9.1(f) or (g), or otherwise (except pursuant to Section 2.6, 2.7, 2.8 or 2.9, Article IV or Section 11.8)), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of the Obligations then due and owing to such other Lender, such Benefitted Lender shall purchase for cash from the other Lenders an interest (by participation or assignment (each in accordance with Section 11.8)) in such portion of each such other Lender's Revolving Facility Loans, Term Loans, Canadian Loans or the L/C Obligations, as the case may be, owing to it, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefitted Lender to share the excess payment or benefits of such collateral or proceeds ratably (based upon Dollar Equivalent amounts) with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. Each Credit Agreement Loan Party expressly consents to the foregoing arrangement and agrees that any holder of a participation in any such Loan or L/C Obligation, as the case may be, so purchased and any other subsequent holder of a participation in any Loan or L/C Obligation otherwise acquired may exercise any and all rights of banker's lien, set off or counterclaim with respect to any and all monies owing by such Credit Agreement Loan Party to that holder as fully as if that holder were a holder of such a Loan or L/C Obligation in the amount of the participation held by that holder.

     2.16. Swing Line Commitment. (a) Subject to the terms and conditions of this Agreement, each Swing Line Lender agrees to make loans to the Swing Line Borrowers on a revolving basis (each such loan, a "Swing Line Loan") from time to time on any Business Day during the period from the Original Closing Date to the Termination Date in an aggregate principal amount at any one time outstanding for the Swing Line Borrowers collectively not to exceed the Dollar Equivalent amount of U.S. $50.0 million; provided, however, that (i) the aggregate amount (or CHF Equivalent with respect to M-T GmbH) of the sum of Swing Line Loans made and outstanding at any one time to any Subsidiary Swing Line Borrower, plus the Subsidiary L/C Effective Amount of all Subsidiary L/C Obligations of such Subsidiary Swing Line Borrower shall not exceed the Subsidiary Swing Line Borrower Sublimit for such Subsidiary Swing Line Borrower (or with respect to the UK Swing Line Borrowers, the collective sublimit of the UK Swing Line Borrowers) and the aggregate Dollar Equivalent amount of Swing Line Loans made to US Borrower shall not exceed the US Borrower Sublimit,
(ii) the sum of the Dollar Equivalent amount of the aggregate principal amount of all outstanding Swing Line Loans, plus the aggregate principal Dollar Equivalent amount of all other outstanding Revolving Facility Loans, plus (without duplication) the Effective Amount of all L/C Obligations (including Subsidiary L/C Obligations) shall not at any time exceed the Revolving Facility Commitments of all Revolving Facility Lenders (which calculation shall not give effect to the Assumed Swing Line Loan Amount) and (iii) Scotiabank need only make Swing Line Loans in U.S. Dollars to US Borrower and in Pounds Sterling to the UK Swing Line Borrowers; Credit Suisse First Boston need only make Swing Line Loans to M-T GmbH in such currencies as it shall agree with such Subsidiary Swing Line Borrower; Commerzbank AG need only make Swing Line Loans in Deutschemarks to the German Subsidiary; and each other Swing Line Lender need only make Swing Line Loans to the Subsidiary Swing Line Borrower as it shall agree with and in the Applicable Currency as it and the applicable Subsidiary Swing Line Borrower shall agree. All Swing Line Loans made in U.S. Dollars shall be made and maintained as ABR Loans.

     (b) Notwithstanding any other provision of this Agreement, (i) the German Subsidiary shall only borrow Swing Line Loans in, and no Swing Line Lender shall make any Swing Line Loan to any such Subsidiary Swing Line Borrower other than in, Deutschemarks; (ii) Mettler-Toledo S.A., Veroflay shall only borrow Swing Line Loans in, and no Swing Line Lender shall make any Swing Line Loan to such Subsidiary Swing Line Borrower other than in, French Francs; (iii) Mettler-Toledo K.K., Takarazuka shall only borrow Swing Line Loans in, and no Swing Line Lender shall make any Swing Line Loan to such Subsidiary Swing Line Borrower other than in, Japanese Yen; (iv) the UK Swing Line Borrowers shall only borrow Swing Line Loans in, and no Swing Line Lender shall make any Swing Line Loan to such Subsidiary Swing Line Borrower other than in, Pounds Sterling; and (v) US Borrower shall only borrow Swing Line Loans in, and no Swing Line Lender shall make any Swing Line Loan to US Borrower other than in, U.S. Dollars.

     (c) Credit Suisse First Boston shall not permit the CHF
Equivalent amount of all Swing Line Loans outstanding for M-T GmbH, plus the Subsidiary L/C Effective Amount of all Subsidiary L/C
Obligations of M-T GmbH to exceed M-T GmbH's Subsidiary Swing Line Borrower Sublimit.

     2.17. Borrowing Procedures for Swing Line Loans. (a) A Swing Line Borrower requesting a Swing Line Loan shall give written or telephonic notice to the Applicable Swing Line Lender of each proposed Borrowing pursuant to this Section 2.17 not later than 11:00 a.m. (local time) on the proposed Borrowing Date (promptly followed within one Business Day by delivery of a written notice). Each such notice shall be effective upon receipt by the Applicable Swing Line Lender and shall specify the Borrowing Date and amount of Borrowing. Unless the Applicable Swing Line Lender has received written notice prior to 1:00 p.m. (local time) on the proposed Borrowing Date from the Administrative Agent or any Lender (or otherwise has knowledge) that one or more of the conditions precedent set forth in Article V with respect to such Borrowing is not then satisfied, the Applicable Swing Line Lender shall pay over the requested amount to the applicable Swing Line Borrower on the requested Borrowing Date. Each Swing Line Loan shall be made on a Business Day and shall be in the amount of (x) if made in U.S. Dollars or Pounds Sterling, at least the Dollar Equivalent amount of U.S. $250,000 and an integral multiple of U.S. $250,000 and (y) if made in any Offshore Currency other than Pounds Sterling, at least such number of units of the Applicable Currency and such integral multiple units of such Applicable Currency as is agreed to by the Applicable Swing Line Lender and the applicable Swing Line Borrower.

     (b) The Applicable Swing Line Lender will determine the
Subsidiary Currency Equivalent amount with respect to

          (i) the sum of Swing Line Loans made by such Swing Line Lender to the Subsidiary Swing Line Borrower to whom it makes Swing Line Loans, plus the Subsidiary L/C Effective Amount of all Subsidiary L/C Obligations of such Subsidiary Swing Line Borrower as of the requested Borrowing Date of any Swing Line Loan,

          (ii) the sum of all outstanding Swing Line Loans made by such Swing Line Lender to the Subsidiary Swing Line Borrower to whom it makes Swing Line Loans, plus the Subsidiary L/C Effective Amount of all Subsidiary L/C Obligations of such Subsidiary Swing Line Borrower as of the last Business Day of each month, and

          (iii) the sum of all outstanding Swing Line Loans made by such Swing Line Lender to the Subsidiary Swing Line Borrower to whom it makes Swing Line Loans, plus the Subsidiary L/C Effective Amount of all Subsidiary L/C Obligations of such Subsidiary Swing Line Borrower as of any date on which the Revolving Facility Commitments, the US Borrower Sublimit or the Subsidiary Swing Line Borrower Sublimits are reduced pursuant to Section 2.6.

     2.18. Refunding of Swing Line Loans. The Applicable Swing Line Lender may, at any time in its sole and absolute discretion, on behalf of (i) US Borrower, with respect to any Swing Line Loan made to US Borrower, (ii) UK Borrower with respect to any Swing Line Loan made to UK Borrower or Safeline Limited (or if UK Borrower is not able to borrow under the Revolving Facility, US Borrower), or (iii) CH Borrower, with respect to any Swing Line Borrower other than US Borrower, UK Borrower and Safeline Limited (and each such Applicable Borrower hereby irrevocably directs the Applicable Swing Line Lender to act on its behalf), request each Revolving Facility Lender to make a Revolving Loan to the Applicable Borrower (x) with respect to Credit Suisse First Boston, in CHF in an amount equal to such Revolving Facility Lender's Pro Rata Share of the CHF Equivalent amount of the principal amount of the Swing Line Loans made by such Swing Line Lender outstanding on the date such notice is given, and (y) with respect to each other Swing Line Lender other than Credit Suisse First Boston, in the Applicable Currency of the Swing Line Loans made by such Swing Line Lender (or, with respect to Scotiabank, as identified and made by it) in an amount equal to such Revolving Facility Lender's Pro Rata Share of the Subsidiary Currency Equivalent amount of the principal amount of the Swing Line Loans made by such Swing Line Lender outstanding on the date such notice is given. Unless any of the events described in subsection 9.1(f) or (g) shall have occurred (in which event the procedures of Section 2.19 shall apply), and regardless of whether the conditions precedent set forth in this Agreement to the making of a Revolving Loan are then satisfied or the aggregate amount of such Revolving Loans is not in the minimum or integral amount otherwise required hereunder, each Revolving Facility Lender shall make the proceeds of its Revolving Loan available to (x) with respect to US Borrower and UK Borrower, the Administrative Agent for the account of Scotiabank at the office of the Administrative Agent in New York prior to 11:00 a.m. (New York City time with respect to any refunding of a Swing Line Loan made in U.S. Dollars or London, England time with respect to any other Swing Line Loan) in Same Day Funds on the Business Day next succeeding the date such notice is given, and (y) with respect to CH Borrower, the Applicable Swing Line Lender for the account of such Applicable Swing Line Lender at the office of such Applicable Swing Line Lender prior to 11:00 a.m. (local time) in Same Day funds on the Business Day next succeeding the date such notice is given. The proceeds of such Revolving Loans shall be immediately applied to repay the outstanding Swing Line Loans of the Applicable Swing Line Lender. All Revolving Loans made pursuant to this Section 2.18 shall be LIBOR Rate Loans with an Interest Period of one month (but, subject to the other provisions of this Agreement, may be continued as LIBOR Rate Loans with a different Interest Period). No Revolving Facility Lender need make any Loan under this Section 2.18
(x) with respect to Credit Suisse First Boston, other than in CHF and
(y) with respect to any other Swing Line Lender, unless the Swing Line Loan has been made in accordance with subsection 2.16(b). Notwithstanding any other provision of this Agreement, if any Swing Line Lender shall have made Swing Line Loans to or Issued Letters of Credit for the account of a Subsidiary Swing Line Borrower such that the sum of the amount of Swing Line Loans made and outstanding to such Subsidiary Swing Line Borrower, plus the Subsidiary L/C Effective Amount of Subsidiary L/C Obligations of such Subsidiary Swing Line Borrower is in excess of the applicable Subsidiary Swing Line Borrower Sublimit of such Subsidiary Swing Line Borrower (or, with respect to M-T GmbH, in excess of the CHF Equivalent of the Subsidiary Swing Line Borrower Sublimit of M-T GmbH), no Lender shall have any obligation to make a Revolving Loan with respect to such excess.

     2.19. Participations in Swing Line Loans. (a) If an event described in subsection 9.1(f) or (g) occurs (or for any reason the Revolving Facility Lenders may not make Revolving Loans pursuant to
Section 2.18, other than as specified in the last sentence thereof), each Revolving Facility Lender will, upon notice from the Administrative Agent, purchase from the Applicable Swing Line Lender (and the Applicable Swing Line Lender will sell to each such Revolving Facility Lender) an undivided participation interest in all outstanding Swing Line Loans of such Swing Line Lender in an amount equal to its Pro Rata Share of (x) with respect to Credit Suisse First Boston, the CHF Equivalent amount, and (y) with respect to each other Swing Line Lender other than Credit Suisse First Boston, the Subsidiary Currency Equivalent amount of the outstanding principal amount of the Swing Line Loans of such Swing Line Lender (and each Revolving Facility Lender will immediately transfer to the Administrative Agent, for the account of the Applicable Swing Line Lender, in immediately available funds, the amount of its participation and in the same currencies as if it were refunding such Swing Line Loans pursuant to Section 2.18).

     (b) Whenever, at any time after a Swing Line Lender has received payment for any Revolving Facility Lender's participation interest in the Swing Line Loans of such Swing Line Lender pursuant to subsection 2.19(a), such Swing Line Lender receives any payment on account thereof, such Swing Line Lender will distribute to the Administrative Agent for the account of such Revolving Facility Lender its participation interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Revolving Facility Lender's participation interest was outstanding and funded) in like funds as received; provided, however, that in the event that such payment received by such Swing Line Lender is required to be returned, such Revolving Facility Lender will return to the Administrative Agent for the account of such Swing Line Lender any portion thereof previously distributed by such Swing Line Lender to it in like funds as such payment is required to be returned by such Swing Line Lender.

     (c) Notwithstanding any other provision of this Agreement, if any Swing Line Lender shall have made Swing Line Loans to or Issued Letters of Credit for the account of a Subsidiary Swing Line Borrower such that the amount of Swing Line Loans made and outstanding to such Subsidiary Swing Line Borrower, plus the Subsidiary L/C Effective Amount of Subsidiary L/C Obligations of such Subsidiary Swing Line Borrower is in excess of the applicable Subsidiary Swing Line Borrower Sublimit for such Subsidiary Swing Line Borrower (or, with respect to M-T GmbH, in excess of the CHF Equivalent of the Subsidiary Swing Line Borrower Sublimit of M-T GmbH), no Lender shall have any obligation to purchase any participation in the amount of such excess.

     2.20. Swing Line Participation Obligations Unconditional. (a) Except as provided in Section 2.18 and Section 2.19, each Revolving Facility Lender's obligation to make Revolving Loans pursuant to
Section 2.18 and/or to purchase participation interests in Swing Line Loans pursuant to Section 2.19 shall be absolute and unconditional and shall not be affected by any circumstance whatsoever, including (a) any set-off, counterclaim, recoupment, defense or other right which such Revolving Facility Lender may have against the Applicable Swing Line Lender, any Loan Party or any other Person for any reason whatsoever; (b) the occurrence or continuance of an Event of Default;
(c) any adverse change in the condition (financial or otherwise) of any Loan Party or any other Person; (d) any breach of this Agreement by any Loan Party or any other Revolving Facility Lender; (e) any inability of the applicable Swing Line Borrower to satisfy the conditions precedent to borrowing set forth in this Agreement on the date upon which any Swing Line Loan is to be refunded or any participation interest therein is to be purchased; or (f) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

     (b) Notwithstanding the provisions of subsection 2.20(a), no Revolving Facility Lender shall be required to make any Revolving Loan to any Applicable Borrower to refund a Swing Line Loan pursuant to
Section 2.18 or to purchase a participation interest in a Swing Line Loan pursuant to Section 2.19 if, prior to the making by the Applicable Swing Line Lender of such Swing Line Loan, such Swing Line Lender received written notice from such Revolving Facility Lender specifying that such Revolving Facility Lender believes in good faith that one or more of the conditions precedent to the making of such Swing Line Loan were not satisfied and, in fact, such conditions precedent were not satisfied at the time of the making of such Swing Line Loan; provided, however, that the obligation of such Revolving Facility Lender to make such Revolving Loans and to purchase such participation interests shall be reinstated upon the earlier to occur of (i) the date on which such Revolving Facility Lender notifies the Applicable Swing Line Lender that its prior notice has been withdrawn and (ii) the date on which all conditions precedent to the making of such Swing Line Loan have been satisfied (or waived by the Required Revolving Facility Lenders, the Required Lenders or all Lenders, as applicable).

     2.21. Conditions to Swing Line Loans. Notwithstanding any other provision of this Agreement, no Swing Line Lender shall be obligated to make any Swing Line Loan if an Event of Default or Unmatured Event of Default exists or would result therefrom.

     2.22. Substitution of Lenders in Certain Circumstances. In the event that (x) S&P or Moody's shall, after the date that any Person becomes a Lender, downgrade the long-term certificate of deposit ratings of such Lender, and the resulting ratings shall be below BBB-or Baa3, respectively, or the equivalent or (y) any Revolving Facility Lender gives notice to the Administrative Agent that it is unable to make, convert or continue any Offshore Currency Loan pursuant to subsection 2.5(b) or (c), then each Applicable Borrower or each Applicable Agent shall each have the right, but not the obligation, upon notice to such Lender and the Applicable Agent, to replace such Lender with a financial institution (a "Substitute Lender") acceptable to each Applicable Borrower and each Applicable Agent (such consents not to be unreasonably withheld or delayed; provided, however, that no such consent shall be required if the Substitute Lender is an existing Lender), and upon any such downgrading of any Lender's long-term certificate of deposit rating or the giving of such notice, each such Lender hereby agrees to transfer and assign (in accordance with and subject to the restrictions contained in Section 11.8) its Commitments, Loans, Notes and other rights and obligations under this Agreement and all other Loan Documents to such Substitute Lender; provided, however, that (i) such assignment shall be without recourse, representation or warranty (other than that such Lender owns the Commitments, Loans, and Notes being assigned, free and clear of any Liens) and (ii) the purchase price paid by the Substitute Lender shall be in the amount of such Lender's Loans and its Pro Rata Share of outstanding L/C Obligations, together with all accrued and unpaid interest and fees in respect thereof, plus all other amounts (other than the amounts (if any) demanded and unreimbursed under Sections 4.1, 4.3 and 4.4, which shall be paid by each Applicable Borrower), owing to such Lender hereunder. Upon any such termination or assignment, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of any provisions of this Agreement which by their terms survive the termination of this Agreement.

     2.23. Qualified Foreign Lender Notes. (a) Any Lender that is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code and that is in compliance with the requirements of subsection 4.1(f)(i) (a "Qualified Foreign Lender") shall upon receipt of the written request of US Borrower or the Administrative Agent, and may upon its own written request to the Administrative Agent, (i) exchange any Tranche A-US Term Note held by or assigned to it for a note in the form attached hereto as Exhibit H-7 (a "QFL A-US Note"), (ii) exchange any Tranche A-CHF Term Note held by or assigned to it for a note in the form attached hereto as Exhibit H-8 (a "QFL A-CHF Note"), and (iii) exchange any Tranche A-UK Term Note held by or assigned to it for a note in the form attached hereto as Exhibit H-9 (a "QFL A-UK Note" and together with the QFL A-US Note and the QFL B Note, the "QFL Notes"); provided, however that, prior to any exchange of Notes, such Lender shall have delivered to US Borrower the certificates, documents and forms described in subsection 4.1(f)(i). Any QFL Notes issued in exchange for any existing Notes pursuant to this subsection 2.23(a) shall be (i) dated the Original Closing Date, (ii) issued in the names of the entities in whose names such existing Notes were issued and
(iii) issued in the same principal amounts as such existing Notes. Any Tranche A-CHF Term Note, Tranche A-UK Term Note or Tranche A-US Term Note exchanged pursuant to this subsection is sometimes referred to herein as an "Exchange Note".

     (b) US Borrower agrees that, upon the request of or delivery of a request to a Qualified Foreign Lender pursuant to subsection (a) of this Section 2.23, it shall execute and deliver QFL Notes to the Administrative Agent in exchange for the Exchange Note surrendered in connection with such request conforming to the requirements of such subsection (a). Each Qualified Foreign Lender shall surrender its Exchange Notes to the Administrative Agent in connection with any exchange pursuant to this subsection (b). Upon receipt by the Administrative Agent of the Exchange Notes to be exchanged for such QFL Notes in accordance with this subsection (b), the Administrative Agent shall forward the appropriate QFL Notes to the Qualified Foreign Lender which surrendered its Exchange Notes for exchange and shall forward the Exchange Notes to US Borrower marked "cancelled." Once issued, QFL Notes (i) shall be deemed to and shall be "Notes" and Tranche A-CHF Term Notes, Tranche A-UK Term Notes and Tranche A-US Term Notes, as the case may be, for all purposes under this Agreement, the Security Documents and the other Loan Documents, (ii) may not be exchanged for Tranche A-CHF Term Notes, Tranche A-UK Term Notes or Tranche A-US Term Notes, as the case may be, notwithstanding anything to the contrary in this Agreement and (iii) shall at all times thereafter be QFL Notes, including, without limitation, following any transfer or assignment thereof.


                             ARTICLE III.

                         THE LETTERS OF CREDIT
                         ---------------------

     3.1. The Letter of Credit Subfacility. (a) On the terms and conditions set forth herein, (i) the L/C Lender agrees, (A) from time to time on any Business Day during the period from the Original Closing Date to the Termination Date to issue Letters of Credit (including irrevocable standby letters of credit) for the account of any Revolving Borrower (or, if a Letter of Credit is for the account of a Subsidiary, jointly for the account of the applicable Revolving Borrower and such Subsidiary), or, if such L/C Lender is a Swing Line Lender, for the account of the Subsidiary Swing Line Borrower to whom it makes Swing Line Loans, and to amend or renew Letters of Credit previously issued by it, in accordance with subsections 3.2(c) and 3.2(d), and (B) to honor properly drawn drafts under the Letters of Credit; and (ii) the Revolving Facility Lenders severally agree to participate in Letters of Credit Issued for the accounts of the Revolving Borrowers (including any Letter of Credit issued jointly for the account of a Revolving Borrower and any Subsidiary) or the Subsidiary Swing Line Borrowers; provided, however, that the L/C Lender shall not be obligated to Issue, and no Lender shall be obligated to participate in, any Letter of Credit if as of the date of Issuance of such Letter of Credit (the "Issuance Date") (I) with respect to any Issuance for the account of any Revolving Borrower (or jointly for the account of a Revolving Borrower and a Subsidiary), (1) the Effective Amount of all L/C Obligations (other than Subsidiary L/C Obligations, except those of the UK Swing Line Borrowers), plus (without duplication) the outstanding principal Dollar Equivalent amount of all Revolving Loans and Swing Line Loans (including the Assumed Swing Line Loan Amount) exceeds the combined Revolving Facility Commitments of all Revolving Facility Lenders, (2) the participation of such Revolving Facility Lender in the Effective Amount of all L/C Obligations (other than Subsidiary L/C Obligations, except those of the UK Swing Line Borrowers), plus (without duplication) the outstanding principal Dollar Equivalent amount of the Revolving Loans of such Revolving Facility Lender, plus such Revolving Facility Lender's Pro Rata Share of the Dollar Equivalent amount of all outstanding Swing Line Loans (including the Assumed Swing Line Loan Amount) exceeds such Revolving Facility Lender's Revolving Facility Commitment, or (3) the Effective Amount of all L/C Obligations (other than Subsidiary L/C Obligations except those of the UK Swing Line Borrower) exceeds the L/C Commitment, (II) with respect to any Letter of Credit Issued for the account of UK Borrower (or jointly for the account of UK Borrower and any of its Subsidiaries), the Effective Amount of all L/C Obligations of Letters of Credit Issued for the account of UK Borrower (unless Issued jointly for the account of UK Borrower and a Borrower), plus (without duplication) the outstanding principal Dollar Equivalent amount of all Revolving Loans of UK Borrower exceeds 20.0 million Pounds Sterling or (III) with respect to any Issuance for the account of any Subsidiary Swing Line Borrower (unless such Issuance is jointly for the account of such Subsidiary Swing Line Borrower and a Borrower), the Subsidiary L/C Effective Amount of all Subsidiary L/C Obligations of such Subsidiary Swing Line Borrower, plus the Subsidiary Currency Amount of all Swing Line Loans then outstanding of such Subsidiary Swing Line Borrower exceeds the Subsidiary Swing Line Borrower Sublimit of such Subsidiary Swing Line Borrower. Within the foregoing limits, and subject to the other terms and conditions hereof, the Borrowers' ability to obtain Letters of Credit shall be fully revolving, and, accordingly, the Borrowers may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit which have expired or which have been drawn upon and reimbursed.

     (b) The L/C Lender is under no obligation to Issue any Letter of Credit if: (i) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the L/C Lender from Issuing such Letter of Credit, or any Requirement of Law applicable to the L/C Lender or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the L/C Lender shall prohibit, or request that the L/C Lender refrain from, the Issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the L/C
Lender with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the L/C Lender is not otherwise compensated hereunder) not in effect on the Original Closing Date, or shall impose upon the L/C Lender any unreimbursed loss, cost or expense which was not applicable on the Original Closing Date and which the L/C Lender in good faith deems material to it; (ii) the L/C Lender has received written notice from any Lender, the Administrative Agent or either Borrower or any Subsidiary Swing Line Borrower, on or prior to the Business Day prior to the requested date of Issuance of such Letter of Credit, that one or more of the applicable conditions contained in Article V is not then satisfied; (iii) the expiry date of any requested Letter of Credit is (A) more than twelve months after the date of such Issuance for standby Letters of Credit or more than 180 days after the date of such issuance for commercial documentation
Letters of Credit, unless the Required Revolving Facility Lenders have approved such expiry date in writing; provided, however, that any standby Letter of Credit may be automatically extendible for periods of up to one year so long as no Event of Default or Unmatured Event of Default then exists and such Letter of Credit provides that the L/C
Lender retains an option reasonably satisfactory to the L/C Lender, to terminate such Letter of Credit prior to each extension date, or (B) after the fifth Business Day prior to the Termination Date, unless all of the Revolving Facility Lenders have approved such expiry date in writing; (iv) any requested Letter of Credit does not provide for drafts, or is not otherwise in form and substance reasonably acceptable to the L/C Lender, or the Issuance of a Letter of Credit shall violate any applicable policies of the L/C Lender; (v) such Letter of Credit (other than any Letter of Credit issued solely for the account of M-T GmbH) is denominated in a currency other than U.S. $ or an Offshore
Currency; or (vi) an Event of Default or Unmatured Event of Default has occurred and is continuing. No L/C Lender need Issue a Letter of Credit for the account of any Subsidiary Swing Line Borrower denominated in a currency other than a currency in which such Subsidiary Swing Line Borrower may borrow Swing Line Loans in accordance with subsection 2.16(b).

     (c) Notwithstanding the foregoing, in the event a Lender Default exists, the L/C Lender shall not be required to Issue any Letter of Credit unless the L/C Lender has entered into arrangements satisfactory to it and the Revolving Borrowers and the Subsidiary Swing Line Borrowers to eliminate the L/C Lender's risk with respect to the participation in Letters of Credit of the Defaulting Lender or Lenders, including by Cash Collateralizing such Defaulting Lender's or Lenders' Pro Rata Share of the L/C Obligations.

     (d) Each L/C Lender who is to Issue Letters of Credit for the account of a Subsidiary Swing Line Borrower will determine the Subsidiary Currency Equivalent amount with respect to the sum of Swing Line Loans made by such Swing Line Lender to the Subsidiary Swing Line Borrower to whom it makes Swing Line Loans, plus the Subsidiary L/C Effective Amount of all Subsidiary L/C Obligations of such Subsidiary Swing Line Borrower as of the requested Issuance Date of any Letter of Credit for such Subsidiary Swing Line Borrower.

     3.2. Issuance, Amendment and Renewal of Letters of Credit. (a) Each Letter of Credit shall be Issued upon the irrevocable written request of the applicable Revolving Borrower or Subsidiary Swing Line Borrower received by the L/C Lender (with a copy sent by the applicable Revolving Borrower or Subsidiary Swing Line Borrower to the Administrative Agent) at least three Business Days (or such shorter time as the L/C Lender may agree in a particular instance in its sole discretion) prior to the proposed date of Issuance. Each such request for Issuance of a Letter of Credit shall be by facsimile, confirmed in an original writing, in the form of an L/C Application, and shall specify in form and detail reasonably satisfactory to the L/C Lender:
(i) the proposed date of Issuance of the Letter of Credit (which shall be a Business Day); (ii) the face amount of the Letter of Credit;
(iii) the expiry date of the Letter of Credit; (iv) the name and address of the beneficiary thereof; (v) the documents to be presented by the beneficiary of the Letter of Credit in case of any drawing thereunder; (vi) the full text of any certificate to be presented by the beneficiary in case of any drawing thereunder; (vii) the type of Letter of Credit; (viii) with respect to any Letter of Credit Issued for the account of UK Borrower, whether such Letter of Credit is to be counted against the UK Borrower Sublimit or the Subsidiary Swing Line Borrower Sublimit of the UK Swing Line Borrowers; and (ix) such other matters as the L/C Lender may reasonably require.

     (b) At least two Business Days prior to the Issuance of any Letter of Credit, the L/C Lender will, other than with respect to the Subsidiary Swing Line Borrowers, confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of the L/C Application or L/C Amendment Application from the applicable Revolving Borrower and, if not, the L/C Lender will provide the Administrative Agent with a copy thereof. Unless the L/C Lender has received, on or before the Business Day immediately preceding the date the L/C Lender is to Issue a requested Letter of Credit, (A) notice from the Administrative Agent directing the L/C Lender (other than any L/C Lender making Swing Line Loans other than to the UK Swing Line Borrowers or US Borrower) not to Issue such Letter of Credit because such Issuance is not then permitted under subsection 3.1(a) as a result of the limitations set forth in clauses
(1) through (3) thereof, or (B) a notice described in subsection 3.1(b)(ii), then, subject to the terms and conditions hereof, the L/C Lender shall, on the requested date, Issue a Letter of Credit for the account of the applicable Revolving Borrower (or jointly for the account of the applicable Revolving Borrower and the applicable Subsidiary) or the applicable Subsidiary Swing Line Borrower in accordance with the L/C Lender's usual and customary business practices.

     (c) From time to time while a Letter of Credit is outstanding and prior to the Termination Date, the L/C Lender will, upon the written request of the applicable Revolving Borrower or the applicable Subsidiary Swing Line Borrower received by the L/C Lender (with a copy sent by the applicable Revolving Borrower or the applicable Subsidiary Swing Line Borrower to the Administrative Agent) at least three days (or such shorter time as the L/C Lender may agree in a particular instance in its sole discretion) prior to the proposed date of amendment, amend any Letter of Credit Issued by it. Each such request for amendment of a Letter of Credit shall be made by facsimile, confirmed immediately in an original writing, made in the form of an L/C Amendment Application and shall specify in form and detail reasonably satisfactory to the L/C Lender: (i) the Letter of Credit to be amended; (ii) the proposed date of amendment of the Letter of Credit (which shall be a Business Day); (iii) the nature of the proposed amendment; and (iv) such other matters as the L/C Lender may reasonably require. The L/C Lender shall be under no obligation to, and shall not, amend any Letter of Credit if: (A) the L/C Lender would have no obligation at such time to Issue such Letter of Credit in its amended form under the terms of this Agreement; or (B) the beneficiary of any such Letter of Credit does not accept the proposed amendment to the Letter of Credit. The Administrative Agent will promptly notify the Revolving Facility Lenders of the receipt by it of any L/C Application or L/C Amendment Application.

     (d) The L/C Lender and the Revolving Facility Lenders agree that, while a standby Letter of Credit is outstanding and prior to the Termination Date, at the option of the applicable Revolving Borrower or the applicable Subsidiary Swing Line Borrower and upon the written request of the applicable Revolving Borrower or the applicable Subsidiary Swing Line Borrower received by the L/C Lender (with a copy sent by the applicable Revolving Borrower or the applicable Subsidiary Swing Line Borrower to the Administrative Agent) at least three Business Days (or such shorter time as the L/C Lender may agree in a particular instance in its sole discretion) prior to the proposed date of notification of renewal, the L/C Lender shall be entitled to authorize the automatic renewal of any Letter of Credit Issued by it. Each such request for renewal of a Letter of Credit shall be made by facsimile, confirmed in an original writing, in the form of an L/C Amendment Application, and shall specify in form and detail reasonably satisfactory to the L/C Lender: (i) the standby Letter of Credit to be renewed; (ii) the proposed date of notification of renewal of the Letter of Credit (which shall be a Business Day not more than 60 days prior to the expiry date of the Letter of Credit being renewed); (iii) the revised expiry date of the Letter of Credit; and (iv) such other matters as the L/C Lender may reasonably require. The L/C Lender shall be under no obligation so to renew any Letter of Credit and shall not do so if: (A) the L/C Lender would have no obligation at such time to Issue or amend such Letter of Credit in its renewed form under the terms of this Agreement; or (B) the beneficiary of any such Letter of Credit does not accept the proposed renewal of the Letter of Credit. If any outstanding Letter of Credit shall provide that it shall be automatically renewed unless the beneficiary thereof receives notice from the L/C Lender that such Letter of Credit shall not be renewed, and if at the time of renewal the L/C Lender would be entitled to authorize the automatic renewal of such Letter of Credit in accordance with this subsection 3.2(d) upon the request of the applicable Revolving Borrower or the applicable Subsidiary Swing Line Borrower but the L/C Lender shall not have received any L/C Amendment Application from the applicable Revolving Borrower or the applicable Subsidiary Swing Line Borrower with respect to such renewal or other written direction by the applicable Revolving Borrower or the applicable Subsidiary Swing Line Borrower with respect thereto, the L/C Lender shall nonetheless be permitted to allow such Letter of Credit to renew, and the applicable Revolving Borrower and the Revolving Facility Lenders hereby authorize such renewal, and, accordingly, the L/C Lender shall be deemed to have received an L/C Amendment Application from the applicable Revolving Borrower or the applicable Subsidiary Swing Line Borrower requesting such renewal.

     (e) The L/C Lender may, at its election (or as required by the Administrative Agent at the direction of the Required Revolving Facility Lenders), deliver any notices of termination or other communications to any Letter of Credit beneficiary or transferee, and take any other reasonable action, at any time and from time to time, in order to cause the expiry date of such Letter of Credit to be a date not later than the fifth Business Day prior to the Termination Date.

     (f) This Agreement shall control in the event of any conflict with any L/C-Related Document (other than any Letter of Credit).

     (g) The L/C Lender will also deliver to the Administrative Agent, concurrently or promptly following its delivery of a Letter of Credit, or amendment to or renewal of a Letter of Credit, to an advising bank or a beneficiary, a true and complete copy of each such Letter of Credit or amendment to or renewal of a Letter of Credit.

     3.3. Risk Participations, Drawings and Reimbursements. (a) Immediately upon the Issuance of each Letter of Credit, each Revolving Facility Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the L/C Lender a participation in such Letter of Credit and each drawing thereunder in an amount equal to the product of (i) the Pro Rata Share of such Revolving Facility Lender times (ii) the maximum amount available to be drawn under such Letter of Credit and the amount of such drawing, respectively.

     (b) In the event of any request for a drawing under a Letter of Credit by the beneficiary or transferee thereof, the applicable L/C Lender will promptly notify the applicable Revolving Borrower or the applicable Subsidiary Swing Line Borrower (but the failure to so notify any Revolving Borrower or any Subsidiary Swing Line Borrower shall not impair any rights of the Lenders or modify any obligation of the Revolving Borrowers or any Subsidiary Swing Line Borrower). The applicable Revolving Borrower or the applicable Subsidiary Swing Line Borrower shall reimburse the L/C Lender prior to 1:00 p.m. (New York City time or local time with respect to any Letter of Credit Issued for a Subsidiary Swing Line Borrower), on each date that any amount is paid by the L/C Lender under any Letter of Credit issued for the account of such Revolving Borrower or Subsidiary Swing Line Borrower (each such date, an "Honor Date"), in an amount equal to the amount so paid by the L/C Lender. In the event the applicable Revolving Borrower or the applicable Subsidiary Swing Line Borrower fails to reimburse the L/C Lender for the full amount of any drawing under any Letter of Credit by 1:00 p.m. (New York City time or local time with respect to any Subsidiary Swing Line Borrower) on the Honor Date, the L/C Lender will promptly notify the Administrative Agent and the Administrative Agent will promptly notify each Lender thereof. Thereupon US Borrower with respect to all Letters of Credit Issued for its account, UK Borrower with respect to all Letters of Credit Issued for its account or for the account of Safeline Limited (or if UK Borrower is not able to borrow under the Revolving Facility, US Borrower), and CH Borrower with respect to all Letters of Credit Issued for the account of any Subsidiary Swing Line Borrower (other than UK Borrower or Safeline Limited) and itself (unless Issued jointly for the account of US Borrower) shall be deemed to have requested that Revolving Loans be made by the Revolving Facility Lenders to be disbursed on the Honor Date under such Letter of Credit, subject to the amount of the unutilized portion of the Revolving Facility Commitment and subject to the conditions set forth in subsections 5.2(b) and (c), which Loans shall be ABR Loans accruing interest at a rate per annum equal to the Alternate Base Rate, plus the Applicable Margin for ABR Loans which are Revolving Loans, in the case of a drawing in U.S. Dollars, or Loans accruing interest at a rate per annum equal to the Overnight Rate applicable to such Offshore Currency from time to time in effect, plus the Applicable Margin for LIBOR Rate Loans which are Revolving Loans, plus, in the case of Revolving Loans in Pounds Sterling, the MLA Cost, in the case of a drawing in an Offshore Currency. Any notice given by the L/C Lender or the Administrative Agent pursuant to this subsection 3.3(b) may be oral if immediately confirmed in writing (including by facsimile); provided, however, that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

     (c) Each Revolving Facility Lender shall upon any notice pursuant to subsection 3.3(b) make available to the Administrative Agent for the account of the L/C Lender an amount in U.S. Dollars or the Offshore Currency in which such Letter of Credit is denominated, as the case may be, and in Same Day Funds equal to its Pro Rata Share of the amount of the drawing, whereupon the participating Revolving Facility Lenders shall (subject to subsection 3.3(d)) each be deemed to have made a Revolving Loan to the applicable Revolving Borrower in that amount accruing interest at a rate per annum equal to the Alternate Base Rate, plus the Applicable Margin for ABR Loans which are Revolving Loans (in the case of a drawing in U.S. Dollars), or the Overnight Rate applicable to such Offshore Currency from time to time in effect, plus the Applicable Margin for LIBOR Rate Loans which are Revolving Loans (in the case of a drawing in an Offshore Currency), plus, in the case of Revolving Loans in Pounds Sterling, the MLA Cost. If any Revolving Facility Lender so notified fails to make available to the Administrative Agent for the account of the L/C Lender the amount of such Revolving Facility Lender's Pro Rata Share of the amount of the drawing by no later than 1:00 p.m. (New York time) on the Honor Date, then interest shall accrue on such Revolving Facility Lender's obligation to make such payment, from the Honor Date to the date such Revolving Facility Lender makes such payment, at a rate per annum equal to (i) in the case of a drawing in U.S. Dollars, the U.S. Federal Funds Rate in effect from time to time during such period and
(ii) in the case of a drawing in an Offshore Currency, the Overnight Rate applicable to such Offshore Currency from time to time in effect. The Administrative Agent will promptly give notice of the occurrence of the Honor Date, but failure of the Administrative Agent to give any such notice on the Honor Date or in sufficient time to enable any Revolving Facility Lender to effect such payment on such date shall not relieve such Revolving Facility Lender from its obligations under this Section 3.3.

     (d) With respect to any unreimbursed drawing that is not converted into Revolving Loans to the applicable Revolving Borrower in whole or in part, because of such Revolving Borrower's failure to satisfy the conditions set forth in subsections 5.2(b) and (c) or for any other reason, such Revolving Borrower shall be deemed to have incurred from the L/C Lender an L/C Borrowing in the amount of such drawing, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at a rate per annum equal to (i) in the case of a drawing in U.S. Dollars, the Alternate Base Rate, plus 2% per annum, and (ii) in the case of a drawing in an Offshore Currency, the Overnight Rate applicable to such Offshore Currency from time to time in effect, plus 2% per annum, plus, in the case of Revolving Loans in Pounds Sterling, the MLA Cost, and each Revolving Facility Lender's payment to the L/C Lender pursuant to subsection 3.3(c) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Revolving Facility Lender in satisfaction of its participation obligation under this Section 3.3.

     (e) Each Revolving Facility Lender's obligation in accordance with this Agreement to make the Revolving Loans or L/C Advances, as contemplated by this Section 3.3, as a result of a drawing under a Letter of Credit, shall be absolute and unconditional and without recourse to the L/C Lender and shall not be affected by any circumstance, including (i) any set-off, counterclaim, recoupment, defense or other right which such Revolving Facility Lender may have against the L/C Lender, the applicable Revolving Borrower or any other Person for any reason whatsoever; (ii) the occurrence or continuance of an Event of Default, an Unmatured Event of Default or a Material Adverse Effect; or (iii) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing; provided, however, that each Revolving Facility Lender's obligation to make Revolving Loans under this Section 3.3 is subject to the conditions set forth in Section 5.2.

     3.4. Repayment of Participations. (a) Upon (and only upon) receipt by the Administrative Agent for the account of the L/C Lender of Same Day Funds from the applicable Revolving Borrower or the applicable Subsidiary Swing Line Borrower (i) in reimbursement of any payment made by the L/C Lender under the Letter of Credit with respect to which any Revolving Facility Lender has paid the Administrative Agent for the account of the L/C Lender for such Revolving Facility Lender's participation in the Letter of Credit pursuant to Section 3.3 or (ii) in payment of interest thereon, the Administrative Agent will pay to each Revolving Facility Lender, in the same funds as those received by the Administrative Agent for the account of the L/C Lender, the amount of such Revolving Facility Lender's Pro Rata Share of such funds, and the L/C Lender shall receive the amount of the Pro Rata Share of such funds of any Revolving Facility Lender that did not so pay the Administrative Agent for the account of the L/C Lender.

     (b) If the Administrative Agent or the L/C Lender is required at any time to return to the applicable Revolving Borrower or the applicable Subsidiary Swing Line Borrower, or to a trustee, receiver, liquidator or custodian, or any official in any Insolvency Proceeding, any portion of any payment made by such Revolving Borrower to the Administrative Agent for the account of the L/C Lender pursuant to subsection 3.4(a) in reimbursement of a payment made under any Letter of Credit or interest or fee thereon, each Revolving Facility Lender shall, on demand of the Administrative Agent, forthwith return to the Administrative Agent or the L/C Lender the amount of its Pro Rata Share of any amount so returned by the Administrative Agent or the L/C Lender, plus interest thereon from the date such demand is made to the date such amount is returned by such Revolving Facility Lender to the Administrative Agent or the L/C Lender, at a rate per annum equal to the U.S. Federal Funds Rate in effect from time to time.

     3.5. Role of the L/C Lender. (a) Each Revolving Facility Lender, the Revolving Borrowers and the Subsidiary Swing Line Borrowers agree that, in paying any drawing under a Letter of Credit, the L/C Lender shall not have any responsibility to obtain any document (other than any sight draft and certificates or other documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document.

     (b) None of the Agents, any of their respective Affiliates or any of the respective correspondents, participants or assignees of the L/C Lender shall be liable to any Revolving Facility Lender for: (i) any action taken or omitted in connection herewith at the request or with the approval of the Revolving Facility Lenders (including the Required Revolving Facility Lenders, as applicable); (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or
(iii) the due execution, effectiveness, validity or enforceability of any L/C-Related Document.

     (c) Each Revolving Borrower and each Subsidiary Swing Line Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit issued for its account; provided, however, that this assumption is not intended to, and shall not, preclude a Revolving Borrower's or a Subsidiary Swing Line Borrower's pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. None of the Agents, any of their respective Affiliates or any of the respective correspondents, participants or assignees of the L/C Lender shall be liable or responsible for any of the matters described in clauses (i) through (iv) of Section 3.6; provided, however, that, anything in such clauses to the contrary notwithstanding, a Revolving Borrower or a Subsidiary Swing Line Borrower may have a claim against the L/C Lender, and the L/C Lender may be liable to such Revolving Borrower or such Subsidiary Swing Line Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by such Revolving Borrower or such Subsidiary Swing Line Borrower which such Revolving Borrower or such Subsidiary Swing Line Borrower proves were caused directly by the L/C Lender's willful misconduct or gross negligence or the L/C Lender's willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing: (i) the L/C Lender may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary; and (ii) the L/C Lender shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

     3.6. Obligations Absolute. The obligations of the Revolving
Borrowers and the Subsidiary Swing Line Borrowers under this Agreement and any L/C-Related Document to reimburse the L/C Lender for a drawing under a Letter of Credit, and to repay any L/C Borrowing and any drawing under a Letter of Credit converted into Loans, shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement and each such other
L/C-Related Document under all circumstances, including the following:
(i) any lack of validity or enforceability of this Agreement or any L/C-Related Document; (ii) the existence of any claim, set-off, defense or other right that a Borrower may have at any time against any beneficiary or any transferee of any Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the L/C Lender or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by the L/C-Related Documents or any unrelated transaction; (iii) any draft, demand, certificate or other document presented under any Letter or Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit; or (iv) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, a Revolving Borrower or a Subsidiary Swing Line Borrower or a guarantor; provided, however, that the Revolving Borrowers and the Subsidiary
Swing Line Borrowers shall not be obligated to reimburse the L/C
Lender for any wrongful payment made by the L/C Lender as a result of acts or omissions constituting willful misconduct or gross negligence on the part of the L/C Lender.

     3.7. Cash Collateral Pledge. If any Letter of Credit remains outstanding and partially or wholly undrawn as of the Termination Date, then the Revolving Borrowers or the applicable Subsidiary Swing Line Borrower shall immediately Cash Collateralize the L/C Obligations Issued for their respective accounts in an amount equal to the maximum amount then available to be drawn under all Letters of Credit.

     3.8. Letter of Credit Fees. (a) The applicable Revolving Borrower or the applicable Subsidiary Swing Line Borrower shall pay to (i) with respect to any Letter of Credit Issued for any Revolving Borrower (other than any UK Borrower Swing Line L/C), the Administrative Agent for the account of each of the Revolving Facility Lenders, and (ii) with respect to Letters of Credit Issued for the account of any Subsidiary Swing Line Borrower (other than UK Borrower if such Letter of Credit is not a UK Borrower Swing Line L/C), the applicable L/C Lender for its account only, a letter of credit fee with respect to the Letters of Credit Issued for their respective accounts at a rate per annum equal to the then Applicable Margin for LIBOR Rate Loans which are Revolving Facility Loans on an amount equal to the average daily maximum amount available to be drawn of the outstanding Letters of Credit Issued for their respective accounts (the "Computation Amount"), computed on a quarterly basis in arrears on the last Business Day of each calendar quarter and on the Termination Date (or such later date on which all outstanding Letters of Credit Issued for their respective accounts have been terminated or have expired) based upon Letters of Credit outstanding Issued for their respective accounts for the applicable period as calculated by (x) the Administrative Agent with respect to Letters of Credit Issued for the account of the Revolving Borrowers, or (y) the applicable L/C Lender with respect to any Letter of Credit Issued solely for the account of a Subsidiary Swing Line Borrower.

     (b) The applicable Revolving Borrower or the applicable Subsidiary Swing Line Borrower shall pay to (i) with respect to Letters of Credit Issued for the account of any Revolving Borrower, the Administrative Agent, or (ii) with respect to Letters of Credit Issued for the account of any Subsidiary Swing Line Borrower, the applicable L/C Lender, in each case for the account of the L/C Lender a letter of credit fronting fee for each Letter of Credit Issued by the L/C Lender for the account of such Revolving Borrower or Subsidiary Swing Line Borrower, as the case may be, of at least U.S. $100 or, if greater, at the rate per annum equal to 1/8% of the Computation Amount, computed on the last Business Day of each calendar quarter and on the Termination Date (or such later date on which all outstanding Letters of Credit Issued for their respective accounts have been terminated or have expired) based upon the Letters of Credit outstanding for the applicable period as calculated by (x) the Administrative Agent with respect to Letters of Credit Issued for the account of the Revolving Borrowers or (y) the applicable L/C Lender with respect to any Letter of Credit Issued solely for the account of a Subsidiary Swing Line Borrower, which fee, with respect to the L/C Lender's share of the fee set forth in this subsection 3.8(b), shall be credited against the fee payable under subsection 3.8(a).

     (c) The letter of credit fees payable under subsection 3.8(a) and the fronting fees payable under subsection 3.8(b) shall be due and payable quarterly in arrears on the last Business Day of each calendar quarter during which Letters of Credit are outstanding, commencing on the first such quarterly date to occur after the Closing Date, through the Termination Date (or such later date upon which all outstanding Letters of Credit Issued for the respective account of a Revolving Borrower or a Subsidiary Swing Line Borrower have been terminated or have expired), with the final payment to be made on the Termination Date (or such later termination or expiration date). All fees payable under this Section 3.8 shall be calculated as of their due date based upon the Dollar Equivalent amount of the Computation Amount as of such date based upon the Spot Rate. All such fees shall be payable solely in U.S. Dollars.

     (d) The Revolving Borrowers and the Subsidiary Swing Line
Borrowers shall pay to the L/C Lender from time to time on demand the normal issuance, presentation, amendment and other processing fees, and other standard costs and charges, of the L/C Lender relating to letters of credit as from time to time in effect.

     3.9. Uniform Customs and Practice. The Uniform Customs and Practice for Documentary Credits as published by the International Chamber of Commerce most recently at the time of issuance of any Letter of Credit shall (unless otherwise expressly provided in such Letter of Credit) apply to such Letter of Credit.

     3.10. Letters of Credit for the Account of Subsidiaries. Each Revolving Borrower and its applicable Subsidiary shall be jointly and severally liable for any Letter of Credit which is issued jointly for the account of that Revolving Borrower and any of its Subsidiaries.


                              ARTICLE IV.

             NET PAYMENTS, YIELD PROTECTION AND ILLEGALITY
             ---------------------------------------------

     4.1. Net Payments. (a) Except as provided in subsection 4.1(b), all payments by any Loan Party to any Lender or any Agent under this Agreement and any other Loan Document shall be made free and clear of, and without deduction or withholding for, any Covered Taxes levied or imposed by any Governmental Authority with respect to such payments. The Borrowers covenant and agree on behalf of the Subsidiaries that the provisions of this Section 4.1 shall apply to all payments under any Loan Document. In the event that any Loan Party (other than any Applicable Borrower) is obligated to make any payments described in this Section 4.1 under any Loan Document, the Lenders and Agents covenant and agree to deliver to any such Loan Party any forms or certificates that (i) they are able to deliver, and (ii) they would have been required to deliver to such Loan Party if it were an Applicable Borrower pursuant to this Section 4.1 and the appropriate requests therefor have been made; provided, however, that no Lender or Agent shall have any liability to any Loan Party or any other Person if such Lender or Agent is not in compliance with this sentence.

     (b) If any Loan Party shall be required by law to deduct or withhold any Covered Taxes from or in respect of any sum payable hereunder to any Lender or any Agent, then except as provided in subsection 4.1(g): (i) the sum payable shall be increased as necessary so that after making all such required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section) such Lender or such Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions or withholdings been made; (ii) such Loan Party shall make such deductions and withholdings; and (iii) such Loan Party shall pay the full amount deducted or withheld to the relevant taxing authority or other authority in accordance with applicable law. If for any reason
CH Borrower, Canadian Borrower or any other Loan Party (other than UK Borrower) fails to make any payments required under the preceding sentence, then US Borrower shall make such payments on behalf of CH Borrower, Canadian Borrower or such Loan Party. Within 30 days after the date of any payment by a Loan Party of Covered Taxes, such Loan
Party shall furnish the Administrative Agent or the Applicable
Subsidiary Swing Line Lender, in the case of any Subsidiary Swing Line Borrower, the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment reasonably satisfactory to the Administrative Agent or the Applicable Subsidiary Swing Line Lender, in the case of any Subsidiary Swing Line Borrower.

     (c) The Loan Parties agree to indemnify and hold harmless each Lender and each Agent for (i) the full amount of Covered Taxes (including any Covered Taxes imposed by any jurisdiction on amounts payable under this Section 4.1) paid by such Lender or such Agent and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Covered Taxes were correctly or legally asserted, and (ii) any Taxes levied or imposed by any Governmental Authority on any additional amounts paid by any Loan Party under this Section 4.1 that are measured by such Lender's or such Agent's net income by the jurisdiction (or any political subdivision thereof) under the laws of which such Lender or such Agent, as the case may be, is organized or maintains a Lending Office.

     (d) (i) If a Lender or an Agent receives a refund or credit of Taxes paid or indemnified by a Loan Party pursuant to subsection (b) or (c) of this Section 4.1, then such Lender or such Agent shall promptly repay the applicable Loan Party such refund or the net benefit obtained by such Lender as a consequence of the receipt of such credit (whether paid pursuant to subsection (b) or (c) of this Section 4.1 and whether of the type described in either clause (i) or
(ii) of such subsection (c)) net of all out-of-pocket expenses related thereto and without interest (other than interest received as part of such refund or credit); provided, however, that if, due to any adjustment of such Taxes (or of any liability, including penalties, interest, additions to tax and expenses, arising therefrom or with respect thereto), such Lender or such Agent loses the benefit of all or any portion of such refund or credit, the Loan Parties will indemnify and hold harmless such Lender or such Agent in accordance with this subsection. A certificate as to the amount of any such required indemnification payment prepared by the Lender or such Agent and setting forth a reasonable basis for such claim shall be final, conclusive and binding for all purposes (it being understood and agreed that a Lender shall in no circumstances be required to disclose any information or details of or relating to its tax or financial affairs under or pursuant to this Section 4.1(d)(i)). Payment under this indemnification shall be made within 30 days after the date such Lender or such Agent makes written demand therefor by the delivery of such certificate.

     (ii) In furtherance of the provisions of subsection (d)(i), if a Lender having a Revolving Facility Commitment, Revolving Facility Loan, Tranche A-UK Facility Commitment or Tranche A-UK Term Loan (each, a "UK Lender") is entitled to receive any additional amounts pursuant to this Section 4.1 which are attributable to any withholding imposed prior to or during the time that such Lender's UK Certificate (as defined in subsection 4.1 (f)(viii)) is being processed or considered by Inland Revenue (or by the taxing authority of such Lender's jurisdiction of residence in support thereof), then such UK Lender shall take all reasonable steps which are necessary to obtain (or obtain the benefit of) any refund, credit, relief, remission or repayment of Taxes, including filing such forms, certificates, documents, applications or returns as may be required to obtain such tax benefit and shall take such steps at the earliest reasonable time; provided, however, that the amount of any material expenses or costs incurred by such UK Lender shall be reimbursed by UK Borrower promptly on demand by such Lender.

     (e) If any Loan Party is required to pay additional amounts to any Lender or any Agent pursuant to this Section 4.1, then such Lender shall use reasonable efforts (consistent with legal and regulatory restrictions) to change the jurisdiction of its Lending Office or take other appropriate action so as to eliminate any obligation to make such additional payment by such Loan Party which may thereafter accrue, if such change or other action in the reasonable judgment of such Lender is not otherwise disadvantageous or burdensome to such Lender.

     (f) (i) Each Lender (other than a Canadian Lender which is not also making a Revolving Facility Loan or Term Loan to US Borrower or UK Borrower) or Agent which is not a United States person (as such term is defined in Section 7701(a) of the Code) agrees that:

          (A) it shall, no later than the Second Amendment and Restatement Date (or, in the case of a Lender which becomes a party hereto after the Second Amendment and Restatement Date, the date upon which such Lender becomes a party hereto) deliver to the Administrative Agent and to the Borrowers through the Administrative Agent (x) two accurate and complete signed originals of IRS Form 4224 or any successor thereto ("Form 4224"), or two accurate and complete signed originals of IRS Form 1001 or any successor thereto ("Form 1001"), as appropriate, or
     (y) if such Lender is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code and cannot deliver either Form 1001 or Form 4224 pursuant to clause (x) above, a certificate substantially in the form of Exhibit L-1 (any such certificate, a "Section 4.1(f)(i) Certificate") and, in the case of either (x) or (y), two accurate and complete original signed copies of IRS Form W-8 or any successor thereto ("Form W-8") or IRS Form W-9 or any successor thereto ("Form W-9"), whichever is applicable;

          (B) if at any time such Lender or Agent makes any changes necessitating a new Form 4224, Form 1001, Form W-8, Form W-9 or
     Section 4.1(f)(i) Certificate, as the case may be, it shall with reasonable promptness deliver to the Administrative Agent and to the Borrowers through the Administrative Agent in replacement for, or in addition to, the forms previously delivered by it hereunder, two accurate and complete signed originals of Form 4224, Form 1001, Form W-8, Form W-9 or Section 4.1(f)(i) Certificate, as appropriate; and

          (C) it shall, before or promptly after the occurrence of any event (including the passing of time (and in any event (x) in the case of a Form 4224 or Section 4.1(f)(i) Certificate, before the payment of any interest in each succeeding taxable year of such Lender after the Second Amendment and Restatement Date during which interest may be paid under this Agreement, and (y) in the case of a Form 1001, before the payment of any interest in each third succeeding calendar year after the Second Amendment and Restatement Date during which interest may be paid under this Agreement) but excluding any event mentioned in clause (B) above) requiring a change in or renewal of the most recent Form 4224, Form 1001, Form W-8, Form W-9 or Section 4.1(f)(i) Certificate, previously delivered by such Lender or Agent, deliver to the Administrative Agent and to the Borrowers through the Administrative Agent two accurate and complete original signed copies of Form 4224, Form 1001, or Form W-8 and a Section 4.1(f)(i) Certificate, in replacement for the forms previously delivered by such Lender or Agent.

     (ii) Each Lender or Agent that is incorporated or organized under the laws of the United States of America or a state thereof shall provide two properly completed and duly executed copies of Form W-9, or successor applicable form, at the times specified for delivery of forms under paragraph (f)(i) of this subsection.

     (iii) Each Form 1001 or 4224 delivered by a Lender or Agent pursuant to this subsection (f) shall certify, unless unable to do so by virtue of a Change in Law occurring after the date such Lender or Agent becomes a party hereto, that the Lender or Agent is entitled to receive payments under this Agreement without deduction or withholding of U.S. federal income taxes and each Form W-9 shall certify, unless unable to do so by virtue of a Change in Law occurring after the date such Lender or Agent becomes a party hereto, that such Lender or Agent is entitled to an exemption from U.S. backup withholding. Each Canadian Certificate (as defined in subsection 4.1(f)(vii)) shall certify, unless unable to do so by virtue of a Change in Law occurring after the date such Lender or Agent becomes a party hereto, that the Lender or Agent is entitled to receive payments under this Agreement without deduction or withholding of Canadian federal income taxes. Each UK Certificate (as defined in subsection 4.1 (f)(viii)) shall certify or establish, unless unable to do so by virtue of a Change in Law occurring after the date such Lender or Agent becomes a party hereto, that the Lender or Agent is entitled to receive payments under this Agreement without deduction or withholding of UK income taxes.

     (iv) Notwithstanding the foregoing provisions of this subsection
(f) or any other provision of this Section 4.1, no Lender or Agent shall be required to deliver any form pursuant to this Section 4.1 if such Lender or Agent is not legally able to do so by virtue of a Change in Law occurring after the date such Lender or Agent becomes a party hereto.

     (v) Each Revolving Facility Lender shall, no later than the Original Closing Date (or, in the case of any such Lender which becomes a party hereto after the Original Closing Date, the date upon which such Lender becomes a party hereto) deliver a certificate substantially in the form of Exhibit L-2 or other form of certificate reasonably satisfactory to CH Borrower (any such certificate, a "Section 4.1(f)(v) Certificate"); provided, however, that with respect to any Revolving Facility Loan (a) no Revolving Facility Lender making Loans or having Commitments as of the Original Closing Date need deliver any Section 4.1(f)(v) Certificate if (i) it is unable to do so and (ii) the total number of Lenders within the same Facility who have not delivered Section 4.1(f)(v) Certificates does not exceed three and
(b) after the Original Closing Date no Assignee (or branch or Affiliate designated pursuant to Section 4.9) of a Revolving Facility Lender need deliver any Section 4.1(f)(v) Certificate if (i) it is unable to do so and (ii) the assignment to such Assignee would not increase beyond three the sum of (a) the total number of Lenders within the same Facility who have not delivered Section 4.1(f)(v) Certificates and (b) the total number of Lenders within the same Facility who have notified CH Borrower or the Administrative Agent that any of the representations made in a previously delivered Section
4.1 (f)(v) Certificate are no longer true and correct. Each Lender delivering a Section 4.1(f)(v) Certificate further agrees to deliver a new Section 4.1(f)(v) Certificate at the times specified for delivery of a Section 4.1(f)(i) Certificate under subsections (f)(i)(B) and (C) of this Section 4.1, unless it is unable to do so by virtue of a Change in Law occurring after the date such Lender becomes a party hereto.

     (vi) Each Lender or Agent shall, promptly upon a Loan Party's or the Administrative Agent's reasonable request to that effect, deliver to such Loan Party or the Administrative Agent (as the case may be) such other forms or similar documentation or other information as may be required from time to time by any applicable law, treaty, rule or regulation of any Governmental Authority in order to establish such Lender's or Agent's tax status for withholding purposes.

     (vii) Each Canadian Lender agrees that it shall, no later than the Safeline Closing Date (or, in the case of a Canadian Lender which becomes a party hereto after the Safeline Closing Date, the date upon which such Lender becomes a party hereto), deliver to the Canadian Agent and to Canadian Borrower through the Canadian Agent an instrument in writing (a "Canadian Certificate") certifying one of the following:

          (A) that such Canadian Lender is not a non-resident of Canada for the purposes of Part XIII of the Income Tax Act
     (Canada) and that it is the sole beneficial owner of payments of principal and interest on its Canadian Loans under this Agreement;

          (B) its jurisdiction of incorporation and residence for tax purposes, that it is the sole beneficial owner of payments of principal and interest on its Canadian Loans under this Agreement and the rate of withholding tax applicable to any payment of interest to it as such rate may be reduced by an applicable tax convention entered into by Canada; or

          (C) its jurisdiction of incorporation and residence for tax purpose, the names of the beneficial owners of payments of principal and interest on its Canadian Loans under this Agreement, the residence for tax purposes of each of such beneficial owners and the rate of withholding tax applicable to any payment of interest in respect of each beneficial owner as such rate may be reduced by an applicable tax convention entered into by Canada.

In addition, each Canadian Lender shall notify Canadian Borrower and the Canadian Agent of any changes in respect of (A), (B) or (C), as the case may be, and shall promptly deliver to the Administrative Agent and Borrowers a Canadian Certificate in replacement thereof, which Canadian Certificate shall, in any event, be delivered prior to the next date for the payment of any interest to such Lender. If the Canadian Agent receives a request from Revenue Canada Customs, Excise and Taxation or another taxing authority to provide additional information concerning the withholding tax status of any Canadian Lender, such Canadian Lender shall (upon notice of such request from the Canadian Agent) use reasonable efforts to obtain and deliver such information to such taxing authority, the Canadian Agent and Canadian Borrower.

     (viii) Each UK Lender:

     (A) represents and warrants that it is a UK Qualifying Lender and that such warranty will be deemed to be repeated by each UK Lender on the due date for payment of any amount to such Lender under this Agreement; provided, however, that if a UK Lender is not or ceases to be a UK Qualifying Lender as a result of any Change in Law occurring after the Amendment and Restatement Date (or the date upon which such Lender becomes a party hereto, if later) such UK Lender shall not be liable to any Credit Agreement Loan Party for a breach of such representation and warranty;

     (B) agrees to promptly notify the Administrative Agent and the Borrowers of any change in its status as a UK Qualifying Lender of which it is aware;

     (C) agrees that, if it is a Treaty Lender, it shall (i) no later than the Safeline Closing Date (or in the case of a Lender which becomes a party hereto after the Safeline Closing Date, the date upon which such Lender becomes a party hereto) deliver to the Administrative Agent an accurate and complete signed original of the claim form for relief from the United Kingdom withholding applicable to such Lender's jurisdiction of residence (a "UK Certificate"), which the Administrative Agent shall, if it receives such forms on or prior to the Safeline Closing Date (or in the case of a Lender which becomes a party hereto after the Safeline Closing Date, the date upon which such Lender becomes a party hereto), deliver to US Borrower no later than the Safeline Closing Date (or in the case of a Lender which becomes a party hereto after the Safeline Closing Date, the date upon which such Lender becomes a party hereto), (ii) promptly complete and submit any other Inland Revenue form or forms applicable to such Lender's jurisdiction of residence, together with all necessary certifications as are required to claim exemption from Taxes in the United Kingdom for payments made hereunder, and (iii) do all things reasonably requested by the UK Borrower, the Administrative Agent, the Inland Revenue or the taxing authority of such Lender's jurisdiction of residence with a view to expediting confirmation from the Inland Revenue of such exemption and with a view to ensuring that such exemption is maintained in full force and effect; provided, however, (x) that the amount (as certified by the Lender) of any material expenses or costs incurred by any Lender in compliance with this clause (iii) shall be reimbursed by UK Borrower promptly on demand by such Lender, and (y) that a Treaty Lender that is already a Treaty Lender with respect to a Facility under the Amended and Restated Credit Agreement or the Original Credit Agreement and that has previously provided the Administrative Agent or the Borrower with a UK Certificate establishing its exemption from Taxes in the United Kingdom for payments made hereunder shall not be required to deliver a new UK Certificate by reason of clauses (i), (ii) or (iii) above, unless specifically requested to do so by the Borrowers. Each Treaty Lender further agrees to deliver a new UK Certificate in the event of the occurrence of any event requiring a change in or renewal of any UK Certificate. Nothing in this subsection 4.1(f)(viii)(C) shall eliminate any form delivery requirement specified in subsections 4.1(f)(i), (ii), or (v) for any UK Lender.

     (g) No Loan Party will be required to pay any additional amount in respect of Taxes pursuant to this Section 4.1 to any Lender or to any Agent with respect to any Lender if the obligation to pay such additional amount would not have arisen but for a failure by such Lender or Agent to comply with its obligations under subsection 4.1(f) or Section 11.8 or because such Lender is not or ceases to be a UK Qualifying Lender (other than by reason of a Change in Law occurring after the Amendment and Restatement Date or the date upon which such Lender became a party hereto, if later).

     (h) Each Lender agrees to indemnify and hold harmless the Loan Parties and each Agent from and against any Taxes, penalties, interest and other costs or losses (including Attorney Costs) incurred or payable by the Loan Parties or an Agent as a result of the failure of the Loan Parties or an Agent to comply with its obligations to deduct or withhold any Taxes from any payments made pursuant to this Agreement which failure resulted from such Loan Party's or an Agent's reasonable reliance on any form, statement, certificate or other information provided to it by such Lender pursuant to this Section 4.1.

     (i) If, at any time, any Applicable Borrower requests any Lender to deliver any forms or other documentation pursuant to subsection 4.1(f)(vi), then such Applicable Borrower shall, on demand of such Lender through the Administrative Agent, reimburse such Lender for any material costs and expenses (including Attorney Costs) reasonably incurred by such Lender in the preparation or delivery of such forms or other documentation.

     4.2. Illegality. (a) If any Lender determines that any Change in Law has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for such Lender or its applicable Lending Office to make or maintain LIBOR Rate Loans in any Applicable Currency or, in the case of any Canadian Lender, BA Equivalent Rate Loans, then, on notice thereof by the Lender to the Applicable Borrower through the Applicable Agent any obligation of such Lender to make, convert or continue LIBOR Rate Loans in such Applicable Currency or BA Equivalent Rate Loans, as the case may be, shall be suspended until such Lender notifies the Applicable Agent and the Applicable Borrower that the circumstances giving rise to such determination no longer exist and until such time such Lender's commitment shall be only to make an ABR Loan, or Prime Rate Loan with respect to the Canadian Facility, when a LIBOR Rate Loan is requested in such Applicable Currency or, in the case of any Canadian Lender, when a BA Equivalent Rate Loan is requested.

     (b) If a Lender determines that it is unlawful to maintain any LIBOR Rate Loan in any Applicable Currency or, in the case of any Canadian Lender, BA Equivalent Rate Loans, (x) with respect to any such LIBOR Rate Loan that is an Offshore U.S. Dollar Loan, such Loan shall be automatically converted to an ABR Loan either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such LIBOR Rate Loan to such day, or immediately if not, and (y) with respect to any other LIBOR Rate Loan or BA Equivalent Rate Loan, the Applicable Borrower shall, upon their receipt of notice of such fact and demand from such Lender (with a copy to the Applicable Agent), prepay in full such LIBOR Rate Loans or BA Equivalent Rate Loans, as applicable, of such Lender then outstanding in such Applicable Currency, together with interest accrued thereon and amounts required under Section 4.4, either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such LIBOR Rate Loan or such BA Equivalent Rate Loan to such day, or immediately, if not. If Canadian Borrower is required to so prepay any BA Equivalent Rate Loan, then concurrently with such prepayment, Canadian Borrower shall borrow from the affected Lender a Prime Rate Loan.

     (c) Before giving any notice to the Administrative Agent under this Section, the affected Lender shall designate a different Lending Office with respect to its LIBOR Rate Loans or BA Equivalent Rate Loans or take other appropriate action if such designation or other action will avoid the need for giving notice and will not, in the judgment of such Lender, be illegal or otherwise disadvantageous to such Lender.

     4.3. Increased Costs and Reduction of Return. (a) If any Lender determines that, due to either (i) the introduction of or any change in or in the interpretation of any law or regulation or (ii) the compliance by such Lender with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), in either case after the Original Closing Date, there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining any LIBOR Rate Loan or BA Equivalent Rate Loan or participating in Letters of Credit, or, in the case of the L/C Lender, any increase in the cost to the L/C Lender of agreeing to issue, issuing or maintaining any Letter of Credit or of agreeing to make or making, funding or maintaining any unpaid drawing under any Letter of Credit, then US Borrower (subject to the limitations herein) and each Applicable Borrower shall be liable for, and shall from time to time, upon demand (which demand shall contain a reasonably detailed calculation of any relevant costs and shall be conclusive and binding in the absence of manifest error, and a copy thereof shall be sent to the Administrative Agent), pay to the Administrative Agent for the account of such Lender, additional amounts as are sufficient to compensate such Lender for such increased costs; provided, however, that (i) CH Borrower shall be liable only for those additional amounts relating to the Obligations of CH Borrower and each CH Foreign Subsidiary, (ii) UK Borrower shall be liable only for those additional amounts relating to the Obligations of UK Borrower, (iii) Canadian Borrower shall be liable only for those additional amounts relating to Obligations of Canadian Borrower, and
(iv) US Borrower shall not be responsible for any additional amounts relating to the Obligations of UK Borrower.

     (b) If any Lender shall have determined that (i) the introduction of any Capital Adequacy Regulation, (ii) any change in any Capital Adequacy Regulation, (iii) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or (iv) compliance by such Lender (or its Lending Office) or any corporation controlling such Lender with any Capital Adequacy Regulation, in each case after the date of this Agreement, affects or would affect the amount of capital required or expected to be maintained by such Lender or any corporation controlling such Lender and (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy) determines that the amount of such capital is increased as a consequence of its Commitment, Loans, credits or obligations under this Agreement, then, upon demand of such Lender to US Borrower or the Applicable Borrower through the Applicable Agent, US Borrower (subject to the limitations herein) and each Applicable Borrower shall pay to such Lender, from time to time as specified by such Lender, additional amounts reasonably sufficient to compensate such Lender for such increase; provided, however, that (i) CH Borrower shall be liable only for those additional amounts relating to the Obligations of CH Borrower and each CH Foreign Subsidiary, (ii) UK Borrower shall be liable only for those additional amounts relating to the Obligations of UK Borrower, (iii) Canadian Borrower shall be liable only for those additional amounts relating to Obligations of Canadian Borrower, and
(iv) US Borrower shall not be responsible for any additional amounts relating to the Obligations of UK Borrower. A statement of such Lender as to any such additional amount or amounts (including calculations thereof in reasonable detail), in the absence of manifest error, shall be conclusive and binding on each Applicable Borrower. In determining such amount or amounts, such Lender may use any method of averaging and attribution that it (in its sole and absolute discretion) shall deem applicable.

     (c) Nothing in this Section 4.3 shall obligate any Loan Party to make any payments with respect to Taxes of any sort, indemnification for which is governed by Section 4.1.

     4.4. Funding Losses. US Borrower and each Applicable Borrower shall, within five days of receipt of written notice thereof, reimburse each Lender and hold each Lender harmless from any loss or expense which such Lender may sustain or incur as a consequence of:
(a) the failure of such Applicable Borrower to make on a timely basis any payment of principal of any LIBOR Rate Loan or BA Equivalent Rate Loan; (b) the failure (including by reason of Section 4.5) of such Applicable Borrower to borrow, continue or convert a LIBOR Rate Loan or BA Equivalent Rate Loan after such Applicable Borrower has given (or is deemed to have given) a Notice of Borrowing, Notice of Canadian Borrowing or a Notice of Conversion/Continuation (other than any such failure arising as a result of a default by such Lender or any Applicable Agent); (c) the failure of such Applicable Borrower to make any prepayment of any Loan in accordance with any notice delivered under Section 2.7 or Section 2.3A; (d) the prepayment by such Applicable Borrower (including pursuant to Section 2.7 or 2.8) or other payment (including after acceleration thereof) the principal of any LIBOR Rate Loan or BA Equivalent Rate Loan on a day that is not the last day of the relevant Interest Period; or (e) the conversion by such Applicable Borrower under Section 2.4 or Section 2.4A of any LIBOR Rate Loan to an ABR Loan or a BA Equivalent Rate Loan to a Prime Rate Loan, respectively, on a day that is not the last day of the relevant Interest Period; including any such loss or expense arising from the liquidation or reemployment of deposits or other funds obtained by it to make, continue or maintain the applicable Loans or from fees payable to terminate the deposits from which such funds were obtained. Such written notice (which shall include calculations in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on each Applicable Borrower. For purposes of calculating amounts payable by each Applicable Borrower to any Lender under this Section and under subsection 4.3(a), (i) each LIBOR Rate Loan made by a Lender (and each related reserve, special deposit or similar requirement) shall be conclusively deemed to have been funded at the LIBOR Rate used in determining the interest rate for such LIBOR Rate Loan by a matching deposit or other borrowing in the interbank eurocurrency market for a comparable amount and for a comparable period and in the same Applicable Currency, whether or not such LIBOR Rate Loan is in fact so funded, and (ii) each BA Equivalent Rate Loan made by a Canadian Lender (and each related reserve, special deposit or similar requirement) shall be conclusively deemed to have been funded at the BA Equivalent Rate applicable to such BA Equivalent Rate Loan by the purchase by such Canadian Lender of a bankers' acceptance in a comparable amount and for a comparable period, whether or not such BA Equivalent Rate Loan is in fact so funded.

     4.5. Inability To Determine Rates. (a) If the Required Revolving Facility Lenders or Lenders holding a majority of the Loans under the Tranche A-US Term Loan Facility determine that for any reason adequate and reasonable means do not exist for determining the LIBOR Rate for any requested Interest Period with respect to a proposed LIBOR Rate Loan under the applicable Facility, the Administrative Agent will promptly so notify the Applicable Borrower and each Lender under such Facility. Thereafter, the obligation of the Lenders under such Facility to make, convert or maintain LIBOR Rate Loans in the Applicable Currency shall be suspended until the Administrative Agent upon the instruction of the Required Revolving Facility Lenders or Lenders holding a majority of the Loans under the Tranche A-US Term Loan Facility, as the case may be, revoke such notice in writing. Upon receipt of such notice, the Applicable Borrower may revoke any Notice of Borrowing or Notice of Conversion/Continuation then submitted by it. If the Applicable Borrower does not revoke (x) any such Notice of Borrowing for Revolving Loans or (y) any such Notice of Conversion/Continuation with respect solely to Offshore U.S. Dollar Loans, the Lenders shall make, convert or continue the applicable Loans, as proposed by such Applicable Borrower in the amount specified in the applicable notice submitted by such Applicable Borrower, but such Loans shall be made, converted or continued as ABR Loans instead of LIBOR Rate Loans, and in the case of any Offshore Currency Loans under the Revolving Facility, the Borrowing shall be redenominated and thereby be made in an aggregate amount equal to the Dollar Equivalent amount of the originally requested Borrowing in the Offshore Currency. If the Applicable Borrower does not revoke any Notice of Conversion/Continuation with respect to any outstanding Revolving Loans that are Offshore Currency Loans which are the subject of any such continuation, such Offshore Currency Loans shall from the end of the current Interest Period therefor bear interest at a rate per annum equal to the Applicable Margin for LIBOR Rate Loans which are Revolving Loans, plus the Overnight Rate for the Applicable Currency as in effect from time to time or such other rate as may be agreed to between the Borrowers or UK Borrower, as the case may be, and the Required Revolving Facility Lenders, and specified to the Administrative Agent from time to time.

     (b) If Lenders holding a majority of the Tranche A-CHF Term Loans or Tranche A-UK Term Loans, as the case may be, determine that for any reason adequate and reasonable means do not exist for determining the LIBOR Rate for any requested Interest Period with respect to Tranche A-CHF Term Loans or Tranche A-UK Term Loans, as the case may be, the Administrative Agent will promptly so notify the Applicable Borrower and each Lender under the Tranche A-CHF Term Loan Facility or the Tranche A-UK Term Loan Facility, as the case may be. Thereafter, until the Administrative Agent upon the instruction of Lenders holding a majority of the Tranche A-CHF Term Loans or Tranche A-UK Term Loans, as the case may be, revokes such notice in writing, the Tranche A-CHF Term Loans or Tranche A-UK Term Loans, as the case may be, shall bear interest at a rate per annum equal to the Applicable Margin for LIBOR Rate Loans which are Tranche A-CHF Term Loans or Tranche A-UK Term Loans, as the case may be, plus the Overnight Rate for the Applicable Currency as in effect from time to time or such other rate as may be agreed to between the Applicable Borrower and Lenders holding a majority of the Tranche A-CHF Term Loans or Tranche A-UK Term Loans, as the case may be, and specified to the Administrative Agent from time to time.

     (c) If the Canadian Agent shall have determined that for any reason adequate and reasonable means do not exist for ascertaining the BA Equivalent Rate for any requested Interest Period with respect to a proposed BA Equivalent Rate Loan, or any Canadian Lender shall have determined (and notified the Canadian Agent) that the BA Equivalent Rate to be applicable for any requested Interest Period with respect to a proposed BA Equivalent Rate Loan does not adequately and fairly reflect the cost to such Canadian Lender of funding such Loan, the Canadian Agent will forthwith give notice of such determination to Canadian Borrower, the Administrative Agent and each Canadian Lender. Thereafter, the obligation of the Canadian Lenders to make or maintain BA Equivalent Rate Loans for the account of Canadian Borrower hereunder shall be suspended until the Canadian Agent (at the request of the applicable Lender, if applicable) revokes such notice in writing. Upon receipt of such notice, Canadian Borrower may revoke any Notice of Canadian Borrowing or Notice of Conversion/Continuation then submitted by it. If Canadian Borrower does not revoke such notice, the Canadian Lenders shall make, convert or continue the Loans, as proposed by Canadian Borrower, in the amount specified in the applicable notice submitted by Canadian Borrower, but such Loans shall be made, converted or continued as Prime Rate Loans.

     4.6. Reserves on LIBOR Rate Loans; MLA Costs. Each Applicable Borrower shall pay to each Lender, as long as such Lender shall be required under regulations of the FRB to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency funds or deposits (currently known as "Eurocurrency liabilities") and, in respect of any Offshore Currency Loans, under any applicable regulations of the country in which the Offshore Currency of such Offshore Currency Loans circulates, additional costs on the unpaid principal amount of each LIBOR Rate Loan and Offshore Currency Loan equal to the actual costs of such reserves allocated to such Loan by such Lender (as calculated by such Lender in good faith, which calculation shall be set forth in reasonable detail and shall be conclusive), payable on each date on which interest is payable on such Loan, provided the Applicable Borrower shall have received at least 15 days' prior written notice (with a copy to the Administrative Agent) of the amount of such additional interest from such Lender. If a Lender fails to give notice 15 days prior to the relevant Interest Payment Date, such additional interest shall be payable 15 days from receipt of such notice. Each Applicable Borrower shall also pay all MLA Cost to each Lender which makes Loans in Pounds Sterling.

     4.7. Certificates of Lenders. Any Lender claiming reimbursement or compensation under this Article IV shall deliver to each Applicable Borrower (with a copy to the Administrative Agent) a certificate (a) setting forth in reasonable detail the circumstances giving rise to such claim and a computation of the amount payable to such Lender hereunder in respect thereof and (b) certifying that such Lender is making similar claims based on such circumstances to similarly-situated borrowers from such Lender. Any such certificate shall be conclusive and binding on each Applicable Borrower in the absence of manifest error.

     4.8. Substitution of Lenders. Upon (x) the receipt by any Applicable Borrower or either Applicable Agent from any Lender (an "Affected Lender") of a claim for compensation under Section 4.1 or
4.3 (or a Change in Law which could reasonably be determined to allow a Lender to make such a claim) or a notice of the type described in subsection 2.5(b), 2.5(c), 4.2(a) or 4.2(b), (y) any Lender providing notice to any Applicable Borrower that a representation contained in a
Section 4.1(f)(i) Certificate, Section 4.1(f)(v) Certificate, Canadian Certificate or UK Certificate is no longer true and correct or (z) the refusal of any Lender to consent to a proposed amendment, waiver or consent with respect to the Loan Documents which has been approved by the Required Lenders as provided in subsection 11.1(b), any Applicable Borrower may: (i) request the Affected Lender to use its best efforts to obtain a replacement bank or financial institution satisfactory to such Applicable Borrower to acquire and assume all or a ratable part of all of such Affected Lender's Loans, participation in L/C Obligations and Commitments (a "Replacement Lender"); (ii) request one more of the other Lenders to acquire and assume all or part of such Affected Lender's Loans and Commitments; or (iii) designate a Replacement Lender. Any such designation of a Replacement Lender under clause (i) or (iii) shall be subject to the prior written consent of the Agents (which consent shall not be unreasonably withheld).

     4.9. Right of Lenders To Fund Through Branches and Affiliates. Each Lender may, if it so elects, fulfill its commitment as to any Loan hereunder by designating (in the case of a Term Loan prior to the Original Closing Date, Amendment and Restatement Date, the Safeline Closing Date or Second Amendment and Restatement Date, as applicable) a branch or Affiliate of such Lender to make such Loan; provided, however, that (a) such Lender shall remain solely responsible for the performances of its obligations hereunder, (b) no such designation shall result in any increased costs to any Applicable Borrower and (c) such branch or Affiliate complies with all form delivery and other requirements hereunder (including pursuant to Section 4.1) as if it were a Lender.


                              ARTICLE V.

                         CONDITIONS PRECEDENT
                         --------------------

     5.1. Conditions of Initial Loans. The conditions to the Loans made on the Original Closing Date set forth in Section 5.1 of the Original Credit Agreement have been certified by US Borrower to have been satisfied as of the Original Closing Date (other than any condition which was to be satisfactory to any Agent or Lender) and the text thereof is herein deleted for economy of documentation; however, such certification continues in full force and effect. Reference is made to the terms of the Original Credit Agreement for the text of
Section 5.1.

     5.1A. Conditions of Loans To Effect the Safeline Acquisition. The conditions to the Loans made on the Safeline Closing Date set forth in
Section 5.1A of the Amended and Restated Credit Agreement have been certified by US Borrower to have been satisfied as of the Safeline Closing Date (other than any condition which was to be satisfactory to any Agent or Lender) and the text thereof is herein deleted for economy of documentation; however, such certification continues in full force and effect. Reference is made to the Amended and Restated Credit Agreement for the text of Section 5.1A.

     5.2. Conditions to All Credit Extensions. The obligation of each Lender to make any Credit Extension (including the initial Credit
Extension) is subject to the satisfaction of the following conditions precedent on the relevant Borrowing Date or Issuance Date:

          (a) Notice, Application. The Applicable Agent shall have received a Notice of Canadian Borrowing, Notice of Borrowing or the Applicable Swing Line Lender shall have received notice from the applicable Swing Line Borrower of a Swing Line Loan or the L/C Lender and the Administrative Agent shall have received an L/C Application or L/C Amendment Application, as required under
     Section 3.2 (in the case of any Issuance of a Letter of Credit).

          (b) Continuation of Representations and Warranties. The representations and warranties in Article VI shall be true and correct in all material respects on and as of the date of such Credit Extension with the same effect as if made on and as of such date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date).

          (c) No Existing Default; No Legal Bar. No Event of Default or Unmatured Event of Default shall exist or will result from such Credit Extension. No order, judgment or decree of any court, arbitration or Governmental Authority shall purport to restrain any Lender from making any Loans to be made by it on the date of such Credit Extension; and no injunction or other restraining order shall have been issued and no hearing to cause an injunction or other restraining order to be issued shall be pending or noticed with respect to any action, suit or proceeding seeking to enjoin or otherwise prevent the consummation of, or to recover any damages or obtain relief as a result of, the transactions contemplated by this Agreement or the making of Loans hereunder.

     Each Notice of Canadian Borrowing, Notice of Borrowing, L/C Application, L/C Amendment Application and Swing Loan request submitted by any Applicable Borrower hereunder shall constitute a representation and warranty by each Applicable Borrower hereunder, as of the date of such notice or request and as of the relevant Borrowing Date or Issuance Date, as applicable, that the applicable conditions in Section 5.1, Section 5.1A, this Section 5.2 and/or Section 5.3 are satisfied.

     5.3. Conditions to Effectiveness of Second Amended and Restated Credit Agreement. The effectiveness of this Second Amended and
Restated Credit Agreement is subject to the satisfaction of the following conditions:

          (a) Second Amended and Restated Credit Agreement; Ratification of Security Documents by Loan Parties; Notes; Holding Guarantee and US Borrower Guarantee. On the Second Amendment and Restatement Date, this Agreement, the Holding Guarantee, the US Borrower Guarantee and the Notes shall have been duly authorized, executed and delivered to the Lenders by each Credit Agreement Loan Party which is a party thereto in form and substance acceptable to the Agents and the Lenders. On the Amendment and Restatement Date there shall have been duly authorized, executed and delivered to the Lenders in form and substance satisfactory to the Agents and Lenders a Ratification Agreement by Holding, each Domestic Subsidiary and each CH Foreign Subsidiary (other than the Subsidiaries listed on Schedule 5.3(a), which shall take such action as soon as practicable in accordance with Section 7.23, and other than the Subsidiary Swing Line Borrowers) that shall have executed a Loan Document prior to the Second Amendment and Restatement Date.

          (b) Opinions of Counsel. On the Second Amendment and Restatement Date, the Lenders shall have received an opinion or opinions, addressed to the Agents and each of the Lenders and dated the Second Amendment and Restatement Date, from (i) Fried, Frank, Harris, Shriver & Jacobson, counsel to the Loan Parties, which opinion shall cover the matters contained in Exhibit F-7 and such other matters incident to the transactions contemplated herein to occur on the Second Amendment and Restatement Date as the Agents may reasonably request, and (ii) such local, foreign and other counsel reasonably satisfactory to the Agents, which opinions shall be in form and substance reasonable satisfactory to the Agents. At the Second Amendment and Restatement Date, the Agents shall have received the opinions, dated as of the Second Amendment and Restatement Date, and addressed to them on behalf of the Lenders and the Agents, of any counsel to US Borrower delivered to the underwriters of the IPO or the dealer manager of the repurchase of the Senior Subordinated Notes, or otherwise, or letters, dated the Second Amendment and Restatement Date, from such counsel entitling the Agents and the Lenders to rely on such opinions, in each case as the Arranger may reasonably request.

          (c) Corporate Documents. The Agents shall have received on or prior to the Second Amendment and Restatement Date certified copies of all necessary corporate authority for each Loan Party executing any Loan Document on the Second Amendment and Restatement Date (including any board of directors resolutions and evidence of the incumbency, including specimen signatures, of officers or other customary evidence of the applicable jurisdictions) with respect to the execution, delivery and performance of this Agreement, the Ratification Agreement to be delivered on the Second Amendment and Restatement Date and each other Loan Document to be amended or modified in connection with this Second Amended and Restated Credit Agreement to which such Loan Party is intended to be a party.

          (d) Accuracy of Representations and Warranties. The representations and warranties in Article VI shall be true and correct in all material respects on and as of the Second Amendment and Restatement Date with the same effect as if made on and as of such date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date).

          (e) Adverse Change, etc. On or prior to the Second Amendment and Restatement Date, there shall not have occurred or become known any material adverse change or any condition or event that has had or could reasonably be expected to result in (i) a material adverse change in the business, assets, liabilities (contingent or otherwise), operations, condition (financial or otherwise) or solvency of US Borrower and the Subsidiaries, taken as a whole, or any material adverse change in the prospects of US Borrower and the Subsidiaries, taken as a whole, in each case since December 31, 1996 or (ii) a material adverse effect on the rights or remedies of the Agents or any Lender under the Loan Documents (except in each case to the extent that the incurrence of the Indebtedness pursuant to this Agreement and the Senior Subordinated Notes or the consummation of the M-T Acquisition would be deemed such an event or condition).

          (f) Litigation. There shall be no litigation or administrative proceedings or other legal regulatory developments, actual or threatened, that, singly or in the aggregate, would have a Material Adverse Effect, or a material adverse effect on the validity or enforceability of the Loan Documents or the rights, remedies and benefits available to the Agents and the Lenders under the Loan Documents.

          (g) Approvals. All requisite third parties (including Governmental Authorities) shall have approved or consented to the transactions contemplated hereby to occur on the Second Amendment and Restatement Date to the extent required in each case to the extent that the failure to obtain such consent or approval would have a Material Adverse Effect, and there shall be no governmental or judicial action, actual or threatened, that has or would have, singly or in the aggregate, a reasonable likelihood of restraining, preventing or imposing burdensome conditions on the consummation of the transaction contemplated hereby to occur on the Second Amendment and Restatement Date.

          (h) Payment Adjustments; Second Amendment and Restatement Assignments. All funds to be received by the Lenders (including Paid Lenders, Paid Existing Lenders and the Paying Existing Lenders) and the Credit Agreement Loan Parties in connection with the Payment Adjustments as set forth in Section 1.7 and Schedule
     1.7 shall have been received by the Administrative Agent. The Second Amendment and Restatement Assignments shall have been executed and delivered by the parties thereto and shall be in full force and effect.

          (i) Certificate. A certificate signed by a Responsible Officer of CH Borrower and US Borrower, dated as of the Second Amendment and Restatement Date, (1) stating that: (i) the representations and warranties contained in Article VI are true and correct in all material respects on and as of such date, as though made on and as of such date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date); (ii) no Event of Default or Unmatured Event of Default exists or would result from the transactions contemplated to occur on the Second Amendment and Restatement Date; and (iii) no event or circumstance has occurred since December 31, 1996 with respect to US Borrower or any of the Subsidiaries that has resulted in a Material Adverse Effect (except to the extent that the incurrence of Indebtedness pursuant to this Agreement and the Senior Subordinated Notes or the consummation of the M-T Acquisition would be deemed such an event or condition), and (2) showing the pro forma Debt to EBITDA Ratio giving effect to the transactions to occur on the Second Amendment and Restatement Date.

          (j) Initial Public Offering. The IPO shall have been consummated and shall have resulted in gross proceeds of not less than U.S. $85.0 million to US Borrower, and the net proceeds thereof shall have been applied to redeem or repurchase the Senior Subordinated Notes.

          (k) Tender Offer or Redemption of Senior Subordinated Notes. Not less than U.S. $110.0 million of the Senior Subordinated Notes shall have been redeemed or repurchased, and US Borrower shall have a plan with respect to such U.S. $25.0 million thereof remaining reasonably satisfactory to the Agents.

     5.4. Delivery of Documents. All of the certificates, legal opinions and other documents and papers referred to in Sections 5.2 and 5.3, unless otherwise specified, shall be delivered to each of the Agents at their respective office (or such other location as may be specified by such Agent) for the account of each of the Lenders and in sufficient counterparts for each Lender and, except where specifically otherwise provided, shall be reasonably satisfactory to the Agents and the Lenders; provided, however, that for any Credit Extension other than the initial Credit Extension, US Borrower shall not be required to deliver surveys, leases, insurance certificates, opinions, title insurance, UCC, tax lien or judgment searches, or appraisals.


                              ARTICLE VI.

                    REPRESENTATIONS AND WARRANTIES
                    ------------------------------

     Each Credit Agreement Loan Party makes the following representations and warranties to each Agent and each Lender, all of which shall survive the execution and delivery of this Agreement and the making of the Loans (with the execution and delivery of this Agreement on the Original Closing Date, on the Amendment and Restatement Date and on the Second Amendment and Restatement Date and the making of each Loan thereafter being deemed to constitute a representation and warranty that the matters specified in this Article VI are true and correct in all material respects after giving effect to the M-T Acquisition and the Safeline Acquisition and the related transactions and as of the date of such Loan unless such representation and warranty expressly indicates that it is being made as of any specific date).

     6.1. Corporate Status. Each Company (a) is a corporation, partnership, joint stock company, limited liability company; unlimited liability company or other legal entity duly organized, validly existing and, if applicable, in good standing under the laws of its jurisdiction of organization; (b) has full corporate or other power and authority and possesses all governmental franchises, licenses, permits, authorizations and approvals necessary to enable it to own, lease or otherwise hold its properties and assets and to carry on its business as presently conducted; (c) in the case of the Domestic Loan Parties is duly qualified and in good standing to do business as a foreign corporation in each U.S. state in which the conduct or nature of its business or the ownership, leasing or holding of its properties makes such qualification necessary; and (d) is in compliance with all Requirements of Law, except, in each case referred to in clauses (b),
(c) and (d), to the extent that the failure to do so would not, individually or in the aggregate, have a Material Adverse Effect.

     6.2. Authority. Each Loan Party has all requisite corporate power and authority to enter into each Basic Document to which it is a party and to perform its obligations thereunder and to consummate the transactions contemplated thereby. All corporate acts and other proceedings required to be taken by each Company to authorize the execution, delivery and performance of each Basic Document to which such entity is a party and the consummation of the transactions contemplated thereby have been duly and properly taken.

     6.3. No Conflicts; Consents. (a) The execution, delivery and performance by each Company of each Basic Document to which such entity is a party does not and will not conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, any provision of (i) the Organization Documents of such Company; (ii) any note, bond, mortgage, indenture, deed of trust, license, lease, contract, commitment, agreement or arrangement to which such Company is a party or by which any of its properties or assets are bound, except for Debt to Be Repaid; or (iii) any judgment, order or decree, or statute, law, ordinance, rule or regulation applicable to such Company or its properties or assets, other than, in the case of clauses (ii) and (iii) above, any such items that would not, individually or in the aggregate, have a Material Adverse Effect.

     (b) No material consent, approval, license, permit, order or authorization of, or registration, declaration or filing with, any Governmental Authority is required to be obtained or made by or with respect to any Company in connection with the execution, delivery and performance of any Basic Document or the consummation of the Transactions or the other transactions contemplated hereby or thereby, the failure of which to obtain would not, individually or in the aggregate, have a Material Adverse Effect, other than filings required pursuant to applicable antitrust laws, approvals required pursuant to the Lex Friedrich Statute if applicable to the transactions contemplated hereby to occur in connection with the M-T Acquisition, U.S. Federal, state and foreign securities and Blue Sky laws in connection with the offering and sale of the Senior Subordinated Notes and Equity Issuance and Chinese governmental consent to the transfer of the Chinese Subsidiaries.

     6.4. Binding Effect. Each Basic Document to which any Company is a party constitutes the legal, valid and binding obligation of such Company, enforceable against such Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability, or by other laws and regulations of non-U.S. jurisdictions.

     6.5. Litigation. Except as may exist with respect to matters specifically disclosed in Schedule 6.5 (as amended and restated as of the Amendment and Restatement Date for matters relating to UK Borrower and its Subsidiaries), there are no actions, suits, proceedings, claims or disputes pending or, to the best knowledge of any Loan Party, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, against any Company or any of its properties which (a) would have a Material Adverse Effect; or (b) would give rise to any legal restraint on or prohibition against the Transactions or any of the transactions contemplated by any Basic Document. No Company is a party or subject to or in default under any material judgment, order, injunction or decree of any Governmental Authority or arbitration tribunal applicable to it or any of its respective properties, assets, operations or businesses, except where such events would not, singly or in the aggregate, have a Material Adverse Effect. There is no pending investigation of any Company, nor has there been any such investigation threatened in writing in either case by any Governmental Authority, except where such events could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     6.6. No Default. No Company is in default in the performance, observance or fulfillment of any Contractual Obligation of such Company which default would, singly or in the aggregate with any other default, have a Material Adverse Effect, and no condition exists which, with the giving of notice or the lapse of time or both, would, individually or in the aggregate with any other condition, constitute such a default. No event has occurred and no condition exists which, singly or in the aggregate with any other event or condition, would constitute an Event of Default or an Unmatured Event of Default. No Company is in violation of any term of its Organization Documents, except where such violation would not, individually or in the aggregate, have a Material Adverse Effect.

     6.7. Benefit Plans. (a) Each Company and each of its ERISA Affiliates are in compliance with all applicable provisions and requirements of ERISA, the Code and other applicable laws with respect to each Plan, and have performed all their material obligations under each Plan, except where non-compliance or non-performance would not, individually or in the aggregate, have a Material Adverse Effect. No ERISA Events have occurred or are reasonably expected to occur which individually or in the aggregate resulted in or are reasonably likely to result in (i) a Material Adverse Effect or (ii) the imposition of a lien on the assets of any Company or any of its ERISA Affiliates or a requirement for any Company or any of its ERISA Affiliates to post a bond or other security. As of the most recent valuation date for any Pension Plan, the amount of Unfunded Pension Liabilities individually or in the aggregate for all Pension Plans (excluding for purposes of such computation any Pension Plans which have a negative amount of Unfunded Pension Liabilities) does not exceed $6.5 million.

     (b) Each Company and each of the Foreign Plans are in compliance with all applicable laws and regulations with respect to the Foreign Plans and the terms of the Foreign Plans, and all required contributions have been made to the Foreign Plans as are consistent with past practice and in the ordinary course of business, except where non-compliance or failure would not, individually or in the aggregate, have a Material Adverse Effect. For purposes hereof, the term "Foreign Plans" shall mean any employee benefit plan, program, policy, arrangement or agreement maintained or contributed to by, or entered into with, a Company with respect to employees employed outside the United States.

     6.8. Use of Proceeds; Margin Regulations. The proceeds of the Loans are to be used solely for the purposes set forth in and permitted by Section 7.11 and Section 8.7. No Loan Party is generally engaged in the business of purchasing or selling Margin Stock or extending credit for the purpose of purchasing or carrying Margin Stock.

     6.9. Financial Condition; Financial Statements; Solvency; etc.
(a) The audited combined balance sheet of the Mettler-Toledo Group dated December 31, 1995 (the "Balance Sheet"), and the audited combined statements of operations and cash flows of the Mettler-Toledo Group for the year ended December 31, 1995, together with the notes to such financial statements, have been prepared in conformity with United States generally accepted accounting principles consistently applied (except in each case as described in the notes thereto) and on that basis fairly present the combined financial condition and results of operations of the Mettler-Toledo Group as of the respective dates thereof and for the respective periods indicated. The audited consolidated balance sheets of Safeline Limited and its Subsidiaries for each of the years ended March 31, 1993, March 31, 1994, March 31, 1995 and March 31, 1996 and the audited consolidated profit and loss account and cash flow statements of Safeline Limited and its Subsidiaries for each fiscal year then ended, together with the notes to such financial statements, have been prepared in conformity with generally accepted accounting practices in the United Kingdom consistently applied (except in each case as described in the notes thereto) and on that basis fairly present the consolidated financial condition and results of operations of Safeline Limited and its Subsidiaries at the respective dates and for the respective periods indicated above.

     (b) Since December 31, 1995, there has not occurred an event or condition that has had or would have, individually or in the aggregate, a Material Adverse Effect, except to the extent that the incurrence of Indebtedness pursuant to this Agreement and the Senior Subordinated Notes or the consummation of the M-T Acquisition or the Safeline Acquisition or the repurchase of the Senior Subordinated Notes would be deemed such an event or condition.

     (c) On and as of the Original Closing Date, the Amendment and Restatement Date, the Safeline Closing Date, the Second Amendment and Restatement Date and on and as of each Borrowing Date, on a pro forma basis after giving effect to the Transactions to occur on such date (solely as to the Original Closing Date and the Safeline Closing Date) and to all Indebtedness incurred, and to be incurred, and Liens created, and to be created, by each Loan Party on such date, (x) the sum of the assets, at a fair valuation, of each Loan Party and of US Borrower and the Subsidiaries, on a consolidated basis, will exceed such Person's or Persons' debts, on a consolidated basis, (y) each Loan Party has not and US Borrower and the Subsidiaries, on a consolidated basis, have not incurred or intended to, or believe that they will, incur debts beyond their ability to pay such debts as such debts mature and (z) each Loan Party will have and US Borrower and the Subsidiaries, on a consolidated basis, will have sufficient capital with which to conduct their business. For purposes of this Section 6.9(c), "debt" means any liability on a claim, and "claim" means (i) right to payment whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (ii) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

     (d) Except as fully reflected in the financial statements delivered at any time pursuant to Section 7.1 or any financial statements delivered in connection with the consummation of the Transactions and except for the Indebtedness incurred under this Agreement and the Senior Subordinated Notes, there were as of the Original Closing Date, the Amendment and Restatement Date, the Safeline Closing Date, the Second Amendment and Restatement Date and on and as of each Borrowing Date (and after giving effect to any Loans made on such date), no liabilities or obligations (excluding current obligations incurred in the ordinary course of business) with respect to US Borrower or any Subsidiary of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due), and the Borrowers do not know of any such liability or obligation which, individually or in the aggregate, has had or would have a Material Adverse Effect.

     (e) During the period from December 31, 1995 to and including the Original Closing Date, except as provided in the Transaction Documents, there has been no sale, transfer or other disposition by the Mettler-Toledo Group of any material part of the business or property of the Mettler-Toledo Group, taken as a whole, and no purchase or other acquisition by any of them of any business or property (including any capital stock of any other Person) material in relation to the consolidated financial condition of the Mettler-Toledo Group, taken as a whole, in each case, which is not reflected in the financial statements delivered to the Agents and the Lenders or in the notes thereto or otherwise in writing to the Agents and the Lenders on or prior to the Original Closing Date (including the prospectus filed with the SEC for the offering and sale of the Senior Subordinated Notes).

     6.10. Properties. US Borrower and each Subsidiary owns or leases, as applicable, all properties and assets reflected in the most recent financial statements delivered pursuant to Section 7.1, except as sold or otherwise disposed of since the date of such financial statements in the ordinary course of business and in accordance with this Agreement and the MT Acquisition Documents and Safeline Acquisition Documents. US Borrower is sole legal and beneficial owner of all shares in UK Borrower. Immediately following the Safeline Acquisition, UK Borrower and Canadian Borrower will be sole legal and beneficial owner of all shares in Safeline Limited and Safeline Limited will be sole legal and beneficial owner of all shares in Safeline Inc., Safeline SA and Safeline GmbH, except in each case as provided for in the Safeline Acquisition Documents. Title to each such property or asset is held by US Borrower or a Subsidiary free and clear of all Liens, except for Prior Liens and Permitted Liens. US Borrower and the Subsidiaries hold all material licenses, certificates of occupancy or operation and similar certificates and clearances of municipal and other authorities necessary to own and operate their properties in the manner and for the purposes currently operated by such parties the absence of which would, individually or in the aggregate, have a Material Adverse Effect. Neither US Borrower nor any Subsidiary has received written notice of defaults of a material nature with respect to any leases of real property under which US Borrower or any Subsidiary, is lessor or lessee that would, individually or in the aggregate, have a Material Adverse Effect.

     6.11. Taxes. US Borrower and each Subsidiary (and their predecessors, if any, for whose tax liabilities such Person is or may be liable) has filed all tax returns reports and forms required to be filed by it and has paid all taxes and assessments shown to be due thereon or for which a notice of assessment or deficiency has been received, except for those contested in good faith and for which adequate reserves have been established in accordance with GAAP, and except where failure would not, individually or in the aggregate, have a Material Adverse Effect. US Borrower and any Subsidiary has paid, or provided adequate reserves (established in accordance with GAAP) for the payment of, all U.S. Federal, state, local and foreign income taxes (including franchise taxes based upon income) applicable for all prior fiscal years and for the current fiscal year, except where failure would not, individually or in the aggregate, have a Material Adverse Effect. Neither Borrower knows of any proposed tax assessment against US Borrower or any Subsidiary that would, individually or in the aggregate, have a Material Adverse Effect, other than any assessment which is being actively contested in good faith by such Borrower or Subsidiary to the extent affected thereby and for which reserves or other appropriate provisions, if any, as shall be required in conformity with GAAP shall have been made or provided therefor.

     6.12. Environmental Matters. (A) Except as disclosed in Schedule
6.12 (as amended and restated as of the Amendment and Restatement Date for matters relating to UK Borrower and its Subsidiaries) and except as would not, individually or in the aggregate, have a Material
Adverse Effect:

          (i) US Borrower and each Subsidiary has obtained all permits, licenses and other authorizations which are required under any Environmental Law with respect to the operation of the businesses and facilities and properties owned, leased or operated by any of them including, without limitation, any joint ventures.

          (ii) US Borrower and each Subsidiary is in compliance with all terms and conditions of the permits, licenses and authorizations specified in subsection (i) above, and is also in compliance with, and has no liability under, any Environmental Laws applicable to it and its business and operations and facilities and properties owned, leased or operated by any of them.

          (iii) Neither US Borrower nor any Subsidiary has received written notice that it has been identified as a potentially responsible party under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), or any comparable foreign or state law, nor has US Borrower or any Subsidiary received any written notification that any Hazardous Materials that it, or any of their respective predecessors in interest has used, generated, stored, treated, handled, transported or disposed of, or arranged for disposal or treatment of, or arranged with a transporter for transport for disposal or treatment of, have been found at any site at which any governmental agency or private party is conducting or plans to conduct a remedial investigation or other action pursuant to any Environmental Law.

          (iv) There have been no releases (i.e., any past or present releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing or dumping) of Hazardous Materials by US Borrower or any Subsidiary or, to the knowledge of the Borrowers, their respective predecessors in interest on, at, upon, into or from any facilities or properties owned, leased, or operated by any of them. To the knowledge of the Borrowers, there have been no such releases of Hazardous Materials on, at, under or from any property adjacent to any Mortgaged Real Property that, through soil, air, surface water or groundwater migration or contamination, may reasonably have been expected to have migrated to or under any Mortgaged Real Property.

          (v) No properties now or formerly owned, leased or operated by US Borrower or any Subsidiary are (i) listed or proposed for listing on the National Priorities List under CERCLA or (ii) listed in the Comprehensive Environmental Response, Compensation, Liability Information System List promulgated pursuant to CERCLA or (iii) to the knowledge of the Borrowers, included on any comparable lists maintained by any Governmental Authority.

          (vi) To the knowledge of the Borrowers, there are no past or present events, conditions, activities, practices, or actions which would reasonably be expected to prevent US Borrower's or any Subsidiary's compliance with any Environmental Law, or which would reasonably be expected to give rise to any liability under any Environmental Law, including, without limitation, liability under CERCLA or similar state, local or foreign laws.

          (vii) No Lien has been asserted or recorded, or to the knowledge of the Borrowers threatened under any Environmental Law with respect to any assets, facility, inventory or property owned, leased or operated by US Borrower or any Subsidiary.

          (viii) Neither US Borrower nor any Subsidiary has assumed by contract any liabilities or obligations arising under any Environmental Law in connection with (i) any properties or facilities currently or formerly (a) owned, leased or operated or
     (b) used for the storage or disposal of Hazardous Materials, in each case by US Borrower or any Subsidiary (or any of their respective predecessors in interest) or (ii) any divisions, subsidiaries, companies or other entities formerly owned by US Borrower or any Subsidiary.

          (ix) Neither US Borrower nor any Subsidiary has entered into or agreed to any currently pending or effective judgment, decree or order by any judicial or administrative tribunal and are not subject to any judgment, decree or order relating to compliance with any Environmental Law or to investigation, response or corrective action with respect to any Hazardous Material under any Environmental Law.

          (x) Neither US Borrower nor any Subsidiary has received any written notice of an Environmental Claim with regard to any properties, facilities or business operated or formerly operated by US Borrower or any Subsidiary or any of their respective predecessors in interest.

          (xi) To the knowledge of Borrowers, there are no underground storage tanks or related piping at any property owned, operated or leased by US Borrower or any Subsidiary, and any former underground tanks or related piping on any such property have been removed or closed in accordance with any applicable
     Environmental Law.

     (B) Environmental Documents. To the knowledge of the Borrowers, all environmental investigations, studies, audits or assessments in the possession or control of US Borrower or any Subsidiary ("Reports") concerning any violation or potential violation of, or liability or potential liability under, any Environmental Law relating to any current or prior business, facilities or properties of US Borrower or any Subsidiary (or any of their respective predecessors in interest) or any property, asset or facility currently or formerly (i) owned, operated or leased or (ii) used for the storage or disposal of Hazardous Materials, in each case by US Borrower or any Subsidiary (or any of their respective predecessors in interest) have been made available to the Arranger, except for Reports concerning such violation or liability, individually or in the aggregate, which would not have a Material Adverse Effect.

     6.13. Regulated Entities. No Loan Party is an "Investment Company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940. Neither of the Borrowers nor any other Loan Party is subject to regulation under the Public Utility Holding Company Act of 1935, the U.S. Federal Power Act, the Interstate Commerce Act, any state public utilities code, or any other U.S. Federal or state statute or regulation limiting its ability to incur Indebtedness.

     6.14. Employee and Labor Matters. There is (i) no unfair labor practice complaint pending against US Borrower or any Subsidiary or, to the best knowledge of the Borrowers, threatened against any of them, before the National Labor Relations Board or similar foreign entity, and no grievance or arbitration proceeding arising out of or under any collective bargaining agreement is so pending against US Borrower or any Subsidiary or, to the best knowledge of the Borrowers, threatened against any of them, (ii) no strike, labor dispute, slowdown or stoppage pending against US Borrower or any Subsidiary or, to the best knowledge of the Borrowers, threatened against US Borrower or any Subsidiary, and (iii) to the best knowledge of the Borrowers, no union representation question existing with respect to the employees of US Borrower or any Subsidiary and, to the best knowledge of the Borrowers, no union organizing activities are taking place, except (with respect to any matter specified in clause (i), (ii) or (iii) above, either individually or in the aggregate) such as would not have a Material Adverse Effect.

     6.15. Intellectual Property. To the knowledge of the Borrowers, US Borrower and each Subsidiary owns or possesses adequate licenses or otherwise has the right to use all of the patents, patent applications, trademarks, trademark applications, service marks, service mark applications, trade names, copyrights, trade secrets and know-how (whether domestic or foreign) (collectively, "Intellectual Property") that are necessary for the operation of its business as presently conducted, except where the failure to so own or possess licenses or rights would not, individually or in the aggregate, have a Material Adverse Effect. To the knowledge of US Borrower and the Subsidiaries, no claim is pending that US Borrower or any Subsidiary infringe upon the asserted rights of any other Person under any Intellectual Property, except for any such claim which would not, individually or in the aggregate, have a Material Adverse Effect. To the knowledge of the Borrowers, no claim is pending that any such Intellectual Property owned or licensed by US Borrower or any Subsidiary or which US Borrower or any Subsidiary otherwise have the right to use, is invalid or unenforceable, except for any such claim which would not, individually or in the aggregate, have a Material Adverse Effect.

     Except as set forth in Schedule 6.15 (as amended and restated as of the Amendment and Restatement Date for matters relating to UK Borrower and its Subsidiaries) and except as would not, individually or in the aggregate, have a Material Adverse Effect, US Borrower or a Subsidiary owns or has the right to use all Intellectual Property listed in Schedule 6.15 and the consummation of the transactions contemplated hereby will not, alter or impair any such rights. Subject to the rights of third parties set forth in Schedule 6.15, all Intellectual Property listed in Schedule 6.15 is free and clear of all Liens except such as would not, individually or in the aggregate, have a Material Adverse Effect.

     6.16. Subsidiaries. As of the Original Closing Date, US Borrower had no Subsidiaries other than those specifically disclosed in part
(a) of Schedule 6.16 hereto and has no equity investments in any other corporation or entity other than those specifically disclosed in part
(b) of Schedule 6.16.

     6.17. Existing Indebtedness. Schedule 6.17 sets forth a true and complete list of all Indebtedness of US Borrower and the Subsidiaries as of the Original Closing Date and which is to remain outstanding after giving effect to the Transactions occurring on the Original Closing Date and the incurrence of Loans on the Original Closing Date (excluding the Loans, the Letters of Credit and the Senior Subordinated Notes, the "Original Existing Indebtedness"), in each case showing the aggregate principal amount thereof and the name of the respective borrower and any other entity which directly or indirectly guaranteed such debt. Schedule 6.17A sets forth a true and complete list of all Indebtedness of Safeline Limited and its Subsidiaries as of the Safeline Closing Date and which is to remain outstanding after effect to the Safeline Acquisition Transactions and the incurrence of loans on such date (excluding the Loans, the "Safeline Existing Indebtedness" and together with the Original Existing Indebtedness, the "Existing Indebtedness"), in each case showing the aggregate principal amount thereof and the name of the respective borrower and any other entity which directly or indirectly guaranteed such debt.

     6.18. True and Complete Disclosure. All factual information (taken as a whole) heretofore or contemporaneously furnished by or on behalf of the Borrowers and the other Loan Parties in writing to any Lender (including, without limitation, all information contained in the M-T Acquisition Documents, the Safeline Acquisition Documents, the Basic Documents and the Confidential Memorandum) for purposes of or in connection with this Agreement or any transaction contemplated herein is (or was, on the date of making the Initial Loans), and all other such factual information (taken as a whole) furnished by or on behalf of the Borrowers in writing to any Lender after the Original Closing Date was and will be, true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any material fact necessary to make such information, taken as a whole, not misleading at such time in light of the circumstances under which such information was provided. The projections and pro forma financial information contained in or to be contained in such materials (including the pro forma balance sheet furnished pursuant to Section 5.1(l), the projections included in the Confidential Memorandum, and the budgets to be furnished pursuant to
Section 7.1(c)) are based on good faith estimates and assumptions believed by the Borrowers to be reasonable at the time made, it being recognized by the Lenders that such projections as to future events are not to be viewed as facts, that actual results during the period or periods covered by any such projections may differ materially from the projected results and that the Borrowers make no representation or warranty that such projections, pro forma results or budgets will be realized. There is no fact known to either Borrower which materially and adversely affects the business, operations, property, assets, nature of assets, liabilities, condition (financial or otherwise) or prospects of US Borrower and the Subsidiaries, taken as a whole, which has not been disclosed herein or in such other documents, certificates and written statements furnished to the Lenders for use in connection with the transactions contemplated hereby.

     6.19. Security Interests. The Security Documents, once executed, delivered, filed and/or recorded will create, in favor of the Administrative Agent for the benefit of the Lenders, as security for the obligations purported to be secured thereby, a valid and enforceable perfected first priority security interest in and Lien upon all of the Collateral, superior to and prior to the rights of all third persons and subject to no Liens except the Prior Liens applicable to such Collateral and Permitted Liens, in all cases until the security interests created thereby are released in accordance with this Agreement and the Security Documents. The mortgagor under each Mortgage has good and marketable title to the Mortgaged Real Property free and clear of all Liens other than Permitted Liens and Prior Liens applicable to such Mortgaged Real Property. The respective pledgor or assignor, as the case may be, has (or on and after the time it executes the respective Security Document, will have) good and marketable title to all items of Collateral (other than real property subject to a Mortgage) covered by such Security Document free and clear of all Liens other than Liens permitted by the applicable Security Document. No filings or recordings are required in order to perfect the security interests created under any Security Document delivered on the Original Closing Date or the Safeline Closing Date, except for filings or recordings required in connection with any such Security Document as set forth in the opinions of counsel delivered on the Original Closing Date or the Safeline Closing Date.

     6.20. Representations and Warranties in Basic Documents. All representations and warranties set forth in the other Basic Documents were (with respect to representations and warranties of parties other than the Loan Parties, to the knowledge of the Borrowers) true and correct in all material respects as of the time such representations and warranties were made and shall be true and correct in all material respects as of the Original Closing Date and the Safeline Closing Date, as the case may be, as if such representations and warranties were made on and as of such date, unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.

     6.21. M-T Acquisition and Safeline Acquisition. At the time of consummation thereof, each of the M-T Acquisition and Safeline Acquisition shall have been consummated substantially in accordance with the terms of the M-T Acquisition Documents or the Safeline Acquisition Documents, as the case may be, and all applicable Requirements of Law. At the time of consummation thereof, all consents and approvals of, and filings and registrations with, and all other actions in respect of, all governmental agencies, authorities or instrumentalities required to make or consummate each of the M-T Acquisition and Safeline Acquisition have been obtained, given, filed or taken or waived and are or will be in full force and effect (or effective judicial relief with respect thereto has been obtained), except as set forth on Schedule 6.21 and except where the failure to obtain, give, file, or take would not have a Material Adverse Effect. All applicable waiting periods with respect thereto have or, prior to the time when required, will have, expired without, in all such cases, any action being taken by any competent Governmental Authority which restrains, prevents, or imposes material adverse conditions upon the M-T Acquisition or the Safeline Acquisition. Additionally, there does not exist any judgment, order or injunction prohibiting or imposing material adverse conditions upon the M-T Acquisition or the Safeline Acquisition or the performance by US Borrower and the Subsidiaries of their obligations under the M-T Acquisition Documents or the Safeline Acquisition Documents, as the case may be, and all applicable Requirements of Law.

     6.22. Broker's Fees. Except as disclosed in Schedule 6.22, no broker's or finder's fee or commission will be payable with respect to this Agreement or any of the Transactions contemplated hereby, and the Borrowers hereby jointly and severally indemnify the Agents and the Lenders against, and agree that they will jointly and severally hold the Agents and the Lenders harmless from, any claim, demand or liability for any such broker's or finder's fees alleged to have been incurred in connection herewith or therewith and any expenses (including fees, expenses and disbursements or counsel) arising in connection with any such claim, demand or liability.

     6.23. Assignment of Rights Under M-T Acquisition Documents. All rights of M-T Investors Inc. (formerly named AEA MT Inc.) under the M-T Acquisition Documents will be assigned to US Borrower effective upon the consummation of the merger of US Borrower and Mettler-Toledo, Inc., to Mettler-Toledo, Inc. by operation of law.

     6.24. IPO and Repurchase of Senior Subordinated Notes. No document filed with the SEC or distributed to investors in connection with the IPO or the repurchase of the Senior Subordinated Notes contained as of the respective date of any such document any untrue statement of material fact or omitted to state any material fact required to be stated therein necessary in order to make the statements therein not misleading. At the time of consummation thereof, the IPO and the repurchase of the Senior Subordinated Notes complied in all material respects with applicable law.

                             ARTICLE VII.

                         AFFIRMATIVE COVENANTS
                         ---------------------

     So long as any Lender shall have any Commitment hereunder, or any Loan or other Obligation shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding:

     7.1. Financial Statements, etc. The Borrowers shall deliver to the Administrative Agent and each Lender, in form and detail satisfactory to the Administrative Agent and the Required Lenders:

          (a) as soon as available, but not later than 95 days after the end of each fiscal year, a copy of the audited consolidated (and consolidating with respect to (x) CH Borrower and its Subsidiaries on a consolidated basis and (y) UK Borrower and its Subsidiaries on a consolidated basis) balance sheet of US Borrower and the Subsidiaries as at the end of such year and the related consolidated (and consolidating with respect to (x) CH Borrower and its Subsidiaries on a consolidated basis and (y) UK Borrower and its Subsidiaries on a consolidated basis) statements of operations, retained earnings, shareholders' equity and cash flow for such year, setting forth in each case in comparative form the corresponding consolidated figures for the previous fiscal year and comparable budgeted figures for such fiscal year, and, in the case of the consolidated statements, accompanied by the opinion of KPMG Fides Peat or another nationally recognized independent certified public accounting firm selected by the Borrowers and reasonably acceptable to the Administrative Agent ("Independent Auditor"), which opinion (i) shall state that such consolidated financial statements present fairly the consolidated financial position and results of operations of US Borrower and the Subsidiaries for the periods indicated in conformity with GAAP and (ii) shall not be qualified or limited because of a restricted or limited examination by the Independent Auditor of any material portion of US Borrower's or any Subsidiary's records and shall be delivered to the Administrative Agent pursuant to a reliance agreement between the Administrative Agent and Lenders and such Independent Auditor in form and substance satisfactory to the Agents and a certificate of such accountants stating that in the course of its regular audit of the business of US Borrower and the Subsidiaries no Event of Default or Unmatured Event of Default which has occurred and is continuing has come to their attention or, if such an Event of Default or Unmatured Event of Default has come to their attention, a statement as to the nature thereof;

          (b) as soon as available, but not later than 50 days after the end of each of the fiscal quarters (other than the fourth quarter which will be delivered in 95 days) of each fiscal year, a copy of the consolidated (and consolidating with respect to (x) CH Borrower and its Subsidiaries on a consolidated basis and (y) UK Borrower and its Subsidiaries on a consolidated basis) balance sheet of US Borrower and the Subsidiaries as of the end of such quarter and the related consolidated (and consolidating with respect to CH Borrower and its Subsidiaries on a consolidated basis and (y) UK Borrower and its Subsidiaries on a consolidated basis) statements of operations, retained earnings and cash flow for the period commencing on the first day and ending on the last day of such quarter, and the period from the beginning of the respective fiscal year to the end of such quarter, setting forth in each case in comparative form the corresponding consolidated figures for the corresponding period in the previous fiscal year, accompanied by a certificate of a Responsible Officer, which certificate shall state that said consolidated financial statements fairly present, in accordance with GAAP (subject to ordinary, good-faith year-end adjustments), the consolidated financial position and the results of operations of US Borrower and the Subsidiaries;

          (c) within 95 days after the commencement of each fiscal year, budgets of US Borrower and the Subsidiaries in reasonable detail for each fiscal quarter of such fiscal year and for each fiscal quarter of the immediately succeeding fiscal year, in each case, as customarily prepared by management for its internal use, setting forth, with appropriate discussion, the principal assumptions upon which such budgets are based. Together with each delivery of statements of operations pursuant to subsection 7.1(b), a comparison of the current year-to-date financial results against the budgets required to be submitted pursuant to this subsection (c) shall be presented; and

          (d) promptly upon receipt thereof, a copy of each report or "management letter" submitted to US Borrower or any Subsidiary by its independent accountants in connection with any annual, interim or special audit made by them of the books of US Borrower or any Subsidiary.

     7.2. Certificates; Other Information. The Borrowers shall furnish to the Administrative Agent and each Lender:

          (a) concurrently with the delivery of the financial statements referred to in subsections 7.1(a) and (b), a Compliance Certificate executed by a Responsible Officer stating that the Loan Parties are in compliance with the covenants set forth under this Article VII and Article VIII and, with respect to any calculation utilizing EBITDA, a schedule showing the pro forma effect of any Acquisition to the extent pro forma effect is given thereto with appropriate supporting information and data;

          (b) on and after the Reset Date and until the Investment Grade Date, together with the financial statements delivered pursuant to subsections 7.1(a) and 7.1(b), an Interest Rate
     Certificate;

          (c) copies of all financial statements and regular, periodical or special reports that US Borrower or any Subsidiary may make to, or file with, the SEC if not otherwise delivered under Section 7.1; and

          (d) as soon as practicable, such additional information regarding the business, financial or corporate affairs of US Borrower or any Subsidiary as the Administrative Agent or any Lender (through the Administrative Agent) may from time to time reasonably (as to type and interval) request.

     7.3. Notices. Promptly upon a Responsible Officer learning thereof, the Borrowers shall notify the Administrative Agent and each
Lender:

          (a) of the occurrence of any Event of Default or Unmatured Event of Default;

          (b) of any of the following matters that has resulted in a Material Adverse Effect: (i) any breach or non-performance of, or any default under, a Contractual Obligation of US Borrower or any Subsidiary; (ii) any dispute, litigation, investigation, proceeding or suspension by or before any Governmental Authority affecting US Borrower or any Subsidiary; or (iii) to the knowledge of the Borrowers the commencement of, or any material development in, any litigation or proceeding affecting US Borrower or any Subsidiary, including pursuant to any applicable Environmental Laws;

          (c) of the occurrence of any of the following events if such event has resulted or could reasonably be expected to result in any Material Adverse Effect or in a Lien under ERISA or the Code
     (but in no event more than ten days after such event), and deliver to the Administrative Agent and each Lender a copy of any notice with respect to such event that is filed with a Governmental Authority and any notice delivered by a Governmental Authority to the Loan Party or any ERISA Affiliate with respect to such event, and upon the request of the Administrative Agent or any Lender shall furnish any Schedule B (Actuarial
     Information) to the annual report (Form 5500 Series) filed by any Loan Party or ERISA Affiliate with the Internal Revenue Service with respect to any Pension Plan: (i) an ERISA Event; (ii) the adoption after the Original Closing Date of, or the commencement after the Original Closing Date of contributions to, any Plan subject to
     Section 412 of the Code by US Borrower or any ERISA Affiliate;
     (iii) the adoption after the Original Closing Date of any amendment to a Plan subject to Section 412 of the Code; (iv) of any pending or threatened Environmental Claim against US Borrower or any Subsidiary or any Real Property owned or operated by US Borrower or any Subsidiary that would, singly or in the aggregate, have a Material Adverse Effect; (v) of any condition or occurrence on any Real Property owned or operated by US Borrower or any Subsidiary that (x) results in noncompliance by US Borrower or any Subsidiary with any applicable Environmental Law or (y) would form the basis of an Environmental Claim against US Borrower or any Subsidiary or any such Real Property in each case to the extent that any such noncompliance or Environmental Claim would, singly or in the aggregate, have a Material Adverse Effect; and of any condition or occurrence on any Real Property owned or operated by US Borrower or any Subsidiary that could reasonably be expected to cause such Real Property to be subject to any restrictions on the ownership, occupancy, use or transferability by US Borrower or any Subsidiary, as the case may be, of its interest in such Real Property under any Environmental Law which condition or occurrence would, singly or in the aggregate, have a Material Adverse Effect; and

          (d) of the occurrence of any default or event of default under the Senior Subordinated Notes.

     Each notice under this Section shall be accompanied by a written statement by a Responsible Officer setting forth details of the occurrence referred to therein, and stating what action the Borrowers or any affected Subsidiary proposes to take with respect thereto.

     7.4. Preservation of Corporate Existence, etc. The Borrowers shall, and shall cause each of their respective Subsidiaries to: (a) preserve and maintain in full force and effect its existence and good standing under the laws of its state or jurisdiction of organization, except in a transaction permitted by Section 8.3; (b) preserve and maintain in full force and effect all material governmental rights, privileges, qualifications, permits, licenses and franchises necessary in the normal conduct of its business, except in connection with transactions permitted by Section 8.3 and sales of assets permitted by
Section 8.2; (c) use reasonable efforts, in the ordinary course of business, to preserve its business organization and goodwill; (d) preserve or renew all of its Intellectual Property, the non-preservation of which would, singly or in the aggregate, have a Material Adverse Effect; and (e) comply in all material respects with all material Requirements of Law of any Governmental Authority having jurisdiction over it or its business if failure to comply with such requirements would, singly or in the aggregate, have a Material Adverse Effect, except, in the case of clauses (a) (with respect to any Subsidiary which is of de minimis significance to US Borrower and the Subsidiaries taken as a whole), (b), (c) and (d), to the extent no longer economically desirable, in the commercially reasonable opinion of management and except for the M-T Acquisition.

     7.5. Maintenance of Property; Insurance. (a) Each Borrower will, and will cause each of its Subsidiaries (i) to exercise commercially reasonable efforts to maintain or cause to be maintained in good repair, working order and condition (subject to normal wear and tear) all properties used in its businesses and from time to time will make or cause to be made all repairs, renewals and replacements thereof, which the applicable Borrower or the applicable Subsidiary deems appropriate in its commercially reasonable opinion so that the business carried on in connection therewith may be properly and advantageously conducted and will maintain and renew as necessary all licenses, permits and other clearances reasonably necessary in the applicable Borrower's or the applicable Subsidiary's commercially reasonable opinion to use and occupy such properties, except to the extent no longer economically desirable in the commercially reasonable opinion of the applicable Borrower or the applicable Subsidiary, and
(ii) promptly to pay all calls, installments and other payments which may be made or become due in respect of any shares held by US Borrower or any Subsidiary.

     (b) The Borrowers shall, and shall cause each of their respective Subsidiaries to, maintain in full force and effect, with financially sound and reputable independent insurers, insurance or reinsurance with respect to their properties and business against loss or damage of the kinds customarily insured against by corporations of established reputation engaged in the same or similar business and similarly situated, of such types and in such amounts as are customarily carried under similar circumstances by such other corporations. The Borrowers and each of their respective Subsidiaries, as applicable, shall furnish to the Administrative Agent on the Closing Date a summary of the material insurance carried in respect of US Borrower and the Subsidiaries and the assets of US Borrower and the Subsidiaries, together with certificates of insurance and other evidence of such insurance, if any, naming the Administrative Agent as an additional insured and/or loss payee.

     (c) Without duplicating the requirements of subsection 7.5(b) above, each Borrower will, and will cause each of its Subsidiaries to, maintain in full force the insurance coverages specified in the Mortgages and the other Security Documents so long as any Collateral is pledged thereunder pursuant to the terms of this Agreement and the Security Documents.

     7.6. Payment of Obligations. The Borrowers shall, and shall cause each of their respective Subsidiaries to, pay and discharge as the same shall become due and payable all of their obligations and liabilities, including: (a) all material tax liabilities, assessments and governmental charges or levies upon them or their properties or assets; and (b) all lawful claims which, if unpaid, would by law become a Lien (other than a Permitted Lien) upon their property; unless, in each case, the same are being contested in good faith by appropriate proceedings and adequate reserves in accordance with GAAP are being maintained by such Borrower or such Subsidiary with respect thereto, or the failure to so pay or discharge would not, individually or in the aggregate, have a Material Adverse Effect.

     7.7. Compliance with Environmental Laws. (a) Each Borrower shall comply and if any of its Subsidiaries fails to comply, shall cause such Subsidiary to comply with all Environmental Laws; (b) each Borrower will pay, and, if any of its Subsidiaries fails to pay, will cause each such Subsidiary to pay, all costs and expenses incurred by it in complying in all material respects with all Environmental Laws, and will keep or cause to be kept all Real Property owned, operated or leased by any of them free and clear of any Liens imposed pursuant to such Environmental Laws unless the failure to comply with these requirements specified in clause (a) or (b) above would not, individually or in the aggregate, have a Material Adverse Effect; (c) in the event of the presence of any Hazardous Material at, on, under or upon any property owned, operated or leased by either Borrower or any Subsidiary which would reasonably be expected to result in liability under or a violation of any Environmental Law, in each case which would, individually or in the aggregate, have a Material Adverse Effect, the Borrowers agree to undertake, and/or to cause any of their respective Subsidiaries, tenants or occupants to undertake, at their sole expense, any investigation, removal, remedial or other action required pursuant to Environmental Laws to mitigate and eliminate any such adverse effect; provided, however, that neither Borrower nor any of their respective Subsidiaries shall be required to comply with any order or directive which is being contested in good faith and by proper proceedings so long as it has maintained adequate reserves with respect to such compliance to the extent required in accordance with GAAP; and (d) each Borrower shall as promptly as practicable notify the Administrative Agent of the occurrence of any event specified in clause (c) of this Section 7.7 and shall thereafter keep the Administrative Agent informed on a periodic basis of any actions taken in response to such event and the results of such actions.

     7.8. Compliance with ERISA. The Borrowers shall, and shall cause each of their respective ERISA Affiliates to: (a) maintain each Plan in compliance in all material respects with the applicable provisions of ERISA, the Code and other applicable law; (b) cause each Plan which is qualified under Section 401(a) of the Code to maintain such qualification; and (c) make all required contributions to any Plan subject to Section 412 of the Code, except where failure would not, individually or in the aggregate, have a Material Adverse Effect.

     7.9. Inspection of Property and Books and Records. The Borrowers shall, and shall cause each of their respective Subsidiaries to, maintain proper books of record and account, in which full, true and correct entries in order to permit the preparation of US Borrower's consolidated financial statements in conformity with GAAP shall be made of all financial transactions and matters involving the assets and business of US Borrower and the Subsidiaries. The Borrowers shall, and shall cause each of their respective Subsidiaries to, permit representatives and independent contractors of the Administrative Agent or any Lender to visit and inspect any of their respective properties or assets, to examine their respective corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss their respective affairs, finances and accounts with their respective directors, officers, and independent public accountants (provided that officers of a Borrower or such Subsidiary are offered the reasonable opportunity to be present at such discussion), all at the expense of the Borrowers (it being understood that travel and out-of-pocket expenses of the Agents and the Lenders in connection therewith shall not be for the account of the Borrowers) and at such reasonable times and intervals during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Borrowers or to the applicable Subsidiary and in connection with commercially reasonable informational needs of the Administrative Agent or any Lender; provided, however, when an Event of Default or emergency exists the Administrative Agent or any Lender may do any of the foregoing at any time and without advance notice in a commercially reasonable manner.

     7.10. End of Fiscal Years; Fiscal Quarters. US Borrower will, for financial reporting purposes, cause (i) each of its, and each of its Subsidiaries', fiscal years to end on December 31 of each year and
(ii) each of its, and each of its Subsidiaries', fiscal quarters to end on March 31, June 30, September 30 and December 31 of each year.

     7.11. Use of Proceeds. On the Original Closing Date, the Borrowers shall use the proceeds of all of the Term Loans and a borrowing of not more than U.S. $75 million of the Revolving Facility Loans solely to (i) finance a portion of the M-T Acquisition and (ii) pay fees and expenses in connection with the M-T Acquisition. After the Original Closing Date, the Revolving Facility will be used solely to provide working capital and for general corporate purposes of the Credit Agreement Loan Parties and their Subsidiaries (including the Safeline Contingent Payment and the repayment of the Safeline Seller Notes) and to make the Ciba Loan and up to U.S. $100.0 million thereof may be used to effect any Acquisition permitted by subsection 8.4(f). On the Safeline Closing Date US Borrower and the other Loan Parties shall use the proceeds of all Loans made on such date solely to (i) finance the Safeline Acquisition and (ii) pay fees and expenses in connection with the Safeline Acquisition. After the Safeline Closing Date, the Canadian Facility will be used solely to provide working capital and for general corporate purposes of Canadian Borrower and its Subsidiaries (including the Safeline Contingent Payment and the repayment of the Safeline Seller Notes).

     7.12. Further Assurances. The Borrowers shall take such actions as are reasonably necessary, or as the Administrative Agent or any Lender may reasonably request from time to time, to (A) ensure that
(i) the Obligations of the Credit Agreement Loan Parties (other than UK Borrower) are unconditionally guaranteed by each of the Domestic Subsidiaries (other than Safeline Inc.), and (ii) the Obligations of CH Borrower are unconditionally guaranteed (subject to limitations under applicable law) by each of the CH Foreign Subsidiaries (other than, subject to Section 7.22, the Specified Subsidiaries), (B) cause any Subsidiaries (other than Safeline Inc.) created or acquired by US Borrower or any Subsidiary in which the aggregate amount invested therein by any Company is in excess of the Dollar Equivalent of U.S. $1.0 million after the Original Closing Date to (i) execute and deliver (x) a Domestic Subsidiary Guarantee, in the case of any Domestic Subsidiary, or (y) a Foreign Subsidiary Guarantee (to the extent permitted by and subject to limitations under applicable law (including limitations as to the nature of the Obligations which may be guaranteed)), in the case of any CH Foreign Subsidiaries (other than any CH Foreign Subsidiary that cannot, by virtue of applicable law, enter into a Foreign Subsidiary Guarantee), and (ii) (other than, subject to Section 7.22, any Specified Subsidiary or any Subsidiary that cannot, by virtue of applicable law, enter into security documents in respect of the Obligations) enter into any security documents that the Administrative Agent may reasonably require (consistent with the principles of this Agreement) to ensure that the Obligations are secured by perfected Liens in favor of the Administrative Agent, for the benefit of the Administrative Agent and the applicable Lenders, on all of the Collateral (subject to limitations under applicable law); provided, however, that the provisions of this subsection 7.12(B)(ii) shall not apply from and after the Investment Grade Date, and (C) ensure that UK Borrower, Safeline Limited and M-T Leicester comply at all times with the provisions of Section 151 of the Companies Act 1985 of Great Britain and take promptly any action required under Chapter VI of the Companies Act 1985 of Great Britain to relax the requirements of
Section 151 of the Companies Act 1985 of Great Britain where necessary to enable such corporation to comply with any provision of any of the Loan Documents, and each of UK Borrower, Safeline Limited and M-T Leicester agrees to take any such action accordingly.

     7.13. Equal Security for Loans and Notes; No Further Negative Pledges. (a) If either Borrower or any of their respective Subsidiaries shall create or assume any Lien upon any of their respective property or assets, whether now owned or hereafter acquired and whether or not such property or assets constitute Collateral, other than any Lien permitted by the Loan Documents, it shall make or cause to be made effective provisions whereby the Obligations will be secured by such Lien equally and ratably with any and all other Indebtedness thereby secured as long as any such Indebtedness shall be secured; provided, however, that this covenant shall not be construed as consent by the Administrative Agent and the Required Lenders to any violation by either Borrower or any of their respective Subsidiaries of the provisions of Section 8.1.

     (b) Except with respect to prohibitions against other encumbrances on specific property encumbered to secure payment of particular Indebtedness permitted hereunder and except as provided in the Senior Subordinated Note Indenture and the Senior Subordinated Notes, neither Borrower nor any of their respective Subsidiaries shall enter into any agreement prohibiting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired.

     7.14. Pledge of Additional Collateral. Subject to Section 7.13, as soon as reasonably practicable after the acquisition of any property or assets by US Borrower or any Subsidiary (other than Safeline Inc.) with a Dollar Equivalent Value of in excess of U.S. $100,000 individually and U.S. $5.0 million or more in the aggregate of the type that would have constituted Collateral (if the Person acquiring such assets had executed an appropriate Security Document on the Original Closing Date (whether or not actually so executed)) at the Original Closing Date (the "Additional Collateral"), the Borrowers will, and will cause each of their respective Subsidiaries (other than Safeline Inc.) to, take all reasonably necessary or desirable action, including the filing of appropriate financing statements under the provisions of the UCC and applicable foreign, domestic or local laws, rules or regulations in each of the offices where such filing is necessary or appropriate, to grant to the Administrative Agent for the benefit of, (i) with respect to any such Additional Collateral acquired by US Borrower or any Domestic Subsidiary (other than UK Borrower Guarantor), all of the Lenders (other than the UK Lenders), and, with respect to UK Borrower Guarantor, the Lenders with Obligations owing by UK Borrower, (ii) with respect to any such Additional Collateral acquired by CH Borrower and CH Foreign Subsidiaries, the Lenders owed Obligations by CH Borrower and/or CH Foreign Subsidiaries, and (iii) with respect to any such Additional Collateral acquired by UK Borrower, the Lenders owed Obligations by UK Borrower, a perfected first priority Lien in such Collateral (or comparable interest under foreign law in the case of foreign Collateral) pursuant to and to the full extent required by the applicable Security Documents and this Agreement; provided, however, that notwithstanding the foregoing, (1) none of US Borrower, UK Borrower or any Domestic Subsidiary shall be required, subject to
Section 7.18, to pledge more than 65% of the capital stock of any Foreign Subsidiary and no capital stock of any Foreign Subsidiary which is not a "first tier" Subsidiary of US Borrower, UK Borrower or any Domestic Subsidiary need be pledged by US Borrower, UK Borrower or any Domestic Subsidiary, (2) none of US Borrower or any Subsidiary shall be required, subject to Section 7.18, to pledge any property or assets which in accordance with the terms of the Loan Documents was not pledged (or would not have been so pledged if then in existence) on the Original Closing Date, other than any property to be pledged on the Safeline Closing Date, (3) no Foreign Subsidiary need pledge any property or assets to the extent prohibited by applicable law, to the extent such pledge would secure the Obligations of US Borrower or UK Borrower, or to the extent such pledge would cause adverse tax consequences, and (4) the provisions of this sentence shall not apply from and after the Investment Grade Date. In the event that (x) US Borrower or any Domestic Subsidiary acquires an interest in any additional real property which is a manufacturing or significant assembly facility or of a character and importance similar at such time to the facilities that are subject to the Mortgages on the Original Closing Date, US Borrower or such Subsidiary, as the case may be, will take such reasonable actions and execute such documents as the Administrative Agent shall reasonably require to confirm the Lien of a Mortgage, if applicable, or to create a new Mortgage for the benefit of the Lenders (it being agreed, however, that any real property owned by UK Borrower Guarantor as of the Safeline Closing Date need not be subject to a Mortgage pursuant to this Section 7.14), or (y) CH Borrower or any CH Foreign Subsidiary acquires an interest in any additional real property which is a manufacturing or significant assembly facility or of a character and importance similar at such time to the facilities that are subject to the Mortgages on the Original Closing Date, CH Borrower or such Subsidiary, as the case may be, will take such reasonable actions and execute such documents as the Administrative Agent will reasonably require to confirm the lien of a Mortgage, if applicable, or to create a new Mortgage for the benefit of the Lenders which are owed Obligations by CH Borrower or any CH Foreign Subsidiary; provided, however, that the foregoing provisions shall not apply from and after the Investment Grade Date. All actions taken by the parties in connection with the pledge of Additional Collateral, including, without limitation, reasonable costs of counsel for the Lenders, shall be for the account of the Borrowers, which shall pay all reasonable sums due on demand.

     7.15. Security Interests. (a) The Borrowers will, and will cause each of their respective Subsidiaries to, perform any and all reasonable acts and execute any and all documents (including, without limitation, the execution, amendment or supplementation of any financing statement, continuation statement or other statement) for filing in any appropriate jurisdiction under the provisions of the UCC and applicable foreign, domestic or local law or any statute, rule or regulation of any applicable jurisdiction, including any filings in local real estate land record offices and the United States Patent and Trademark Office, or the United States Copyright Office or similar foreign offices, which are reasonably necessary or advisable, from time to time, in order to grant, continue or maintain in favor of the Administrative Agent for the benefit of the applicable Lenders a valid and perfected Lien on the Collateral and any Additional Collateral, subject to no Liens except for Prior Liens, Permitted Liens and Liens permitted by the applicable Security Documents; provided, however, that the foregoing provisions shall not apply from and after the Investment Grade Date.

     (b) The Borrowers shall, and shall cause each of their respective Subsidiaries to, deliver or cause to be delivered to the Administrative Agent from time to time such other reasonable documentation, consents, authorizations, approvals and orders in form and substance reasonably satisfactory to the Administrative Agent as the Administrative Agent shall deem reasonably necessary or advisable to perfect or maintain the Liens on the Collateral; provided, however, that the foregoing provisions shall not apply from and after the Investment Grade Date. Furthermore, with respect to any Additional Collateral, the Borrowers shall cause to be delivered to the Administrative Agent such opinions of counsel, title insurance and other related documents as may reasonably be requested by the Administrative Agent to assure itself that this Section 7.15 has been complied with.

     (c) If the Administrative Agent or the Required Lenders determine that they are required by law or regulation to have appraisals prepared in respect of the Real Property of the Borrowers and their respective Subsidiaries constituting Collateral, the Borrowers shall provide to the Administrative Agent appraisals which satisfy the applicable requirements of the Real Estate Appraisal Reform Amendments of FIRREA and which shall be in form and substance satisfactory to the Administrative Agent.

     7.16. Interest Rate Protection. The Borrowers shall obtain, on or within 60 days after the Second Amendment and Restatement Date, interest rate protection having terms and with counterparties reasonably satisfactory to the Administrative Agent as shall result in effectively limiting the interest cost to the Borrowers of 50% of the aggregate Dollar Equivalent principal amount of then outstanding Term Loans for a period of at least three years from the date the initial interest rate protection was obtained. The Lenders waive any failure to comply with this covenant prior to the Amendment and Restatement Date.

     7.17. Currency and Commodity Hedging Transactions. The Borrowers and each of the Subsidiaries shall only enter into, purchase or otherwise acquire agreements or arrangements relating to currency or commodity hedging to the extent and only to the extent that such agreements or arrangements are entered into, purchased or otherwise acquired in the ordinary course of business of the Borrowers or any of the Subsidiaries with reputable financial institutions and not for purposes of speculation.

     7.18. Foreign Subsidiaries Security. If following a change in the relevant sections of the Code or the regulations, rules, rulings, notices or other official pronouncements issued or promulgated thereunder, counsel for the Borrowers reasonably acceptable to the Arranger does not within 30 days after a request from the Arranger or the Required Lenders deliver its opinion (in form reasonably acceptable to the Arranger) with respect to any Foreign Subsidiary which has not already had all of its stock owned by Holding or any of its Subsidiaries pledged pursuant to a Securities Pledge Agreement, that (i) a pledge to secure the Obligations of US Borrower or the Domestic Subsidiary Guarantor which is the parent of such Foreign Subsidiary, as the case may be, (x) of 66-2/3% or more of the total combined voting power of all classes of capital stock of such Foreign Subsidiary entitled to vote and (y) of any promissory note issued by such Foreign Subsidiary, if wholly-owned, to US Borrower or any of its Domestic Subsidiaries, (ii) the entering into by such Foreign Subsidiary, if wholly-owned, of a security agreement in substantially the form of the Security Agreement executed and delivered by the Domestic Subsidiary Guarantors (with appropriate modifications to conform to applicable law) and (iii) the entering into by such Foreign Subsidiary, if wholly-owned, of a guaranty in substantially the form of the Domestic Subsidiary Guarantee guaranteeing the Obligations of US Borrower and CH Borrower, in any such case could reasonably be expected to cause (I) the undistributed earnings of such Foreign Subsidiary as determined for U.S. Federal income tax purposes to be treated as a deemed dividend to such Foreign Subsidiary's United States parent for U.S. Federal income tax purposes or (II) any other material adverse U.S. Federal income tax consequences to the Loan Parties, then in the case of a failure to deliver the opinion with respect to the factors described in clause (i) above, that portion of such Foreign Subsidiary's outstanding capital stock or any promissory notes so issued by such Foreign Subsidiary, in each case not theretofore pledged pursuant to a Securities Pledge Agreement, shall be pledged to the Administrative Agent pursuant to a Securities Pledge Agreement (with appropriate modifications to conform to and subject to limitations of law) (or another pledge agreement in substantially similar form, if needed) and, in the case of a failure to deliver the opinion with respect to the factors described in clause (ii) above, such Foreign Subsidiary shall execute and deliver a Security Agreement in substantially the form executed and delivered by the Foreign Subsidiary Guarantors (with appropriate modifications to conform to and subject to limitations of law) (or another security agreement in substantially similar form, if needed) securing the Obligations of US Borrower and CH Borrower and their obligations under any Swap Agreement with a Lender and, in the event a Guarantee guaranteeing the Obligations of US Borrower and/or CH Borrower shall have been executed by such Foreign Subsidiary, the obligations of such Foreign Subsidiary thereunder and, in the case of a failure to deliver the opinion with respect to the factors described in clause (iii) above, such Foreign Subsidiary shall execute and deliver a Guarantee guaranteeing the Obligations of US Borrower and CH Borrower (with appropriate modifications to conform to and subject to limitations of law) (or another guaranty in substantially similar form, if needed), and their obligations under any Swap Agreement with a Lender, in each case to the extent that the entering into of such Security Agreement or Guarantee is permitted by the laws of the respective foreign jurisdiction and with all documents delivered pursuant to this Section
7.18 to be in form and substance reasonably satisfactory to the Arranger; provided, however, that (1) such Foreign Subsidiary shall not be required to pledge pursuant to a Foreign Subsidiary Security Agreement any property or assets that it would not have been required to pledge had it executed a Foreign Subsidiary Security Agreement at the Original Closing Date and (2) the provisions of the foregoing shall not apply from and after the Investment Grade Date.

     7.19. Register. The Borrowers and UK Borrower hereby designate the Administrative Agent to serve as the Borrowers' agent, solely for purposes of this Section 7.19, to maintain a register (the "Register") on which it will record the Commitment from time to time of each of the Lenders, the Loans made by each of the Lenders (other than any Swing Line Loan made in other than U.S. Dollars or Pounds Sterling) and each repayment in respect of the principal amount of the Loans of each Lender (other than any Swing Line Loan made in other than U.S. Dollars or Pounds Sterling). Failure to make any such recordation or any error in such recordation shall not affect either Borrower's or UK Borrower's obligations in respect of such Loans. The entries in the Register shall be conclusive, in the absence of manifest error, and the applicable Borrower, UK Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register as the owner of such a Loan or other obligation hereunder as the owner thereof for all purposes of this Agreement and the other Loan Documents, notwithstanding any notice to the contrary. With respect to any Lender, the transfer of any Commitment of such Lender or the rights to the principal of, and interest on, any Loan (other than any Swing Line Loan made in other than U.S. Dollars or Pounds Sterling) shall not be effective until such transfer is recorded on the Register maintained by the Administrative Agent with respect to ownership of such Commitment or Loans and prior to such recordation all amounts owing to the transferor with respect to such Commitment or Loans shall remain owing to the transferor. The registration of assignment or transfer of all or part of any Commitment or Loans (other than any Swing Line Loan made in other than U.S. Dollars or Pounds Sterling) shall be recorded by the Administrative Agent on the Register only upon the acceptance by the Administrative Agent of a properly executed and delivered Assignment and Acceptance pursuant to Section 11.8. Coincident with the delivery of such an Assignment and Acceptance to the Administrative Agent for acceptance and registration of assignment or transfer of all or part of a Loan, or as soon thereafter as practicable, the assigning or transferor Lender shall surrender the Note evidencing such Loan and thereupon one or more new Notes in the same aggregate principal amount shall be issued to the assigning or transferor Lender and/or the new Lender. The Borrowers and the UK Borrower agree to indemnify the Administrative Agent from and against any and all losses, claims, damages and liabilities of whatsoever nature which may be imposed on, asserted against or incurred by the Administrative Agent in performing its duties under this Section 7.19.

     7.20. New Subsidiaries. In addition to their obligations with respect to Sections 7.14, 7.15 and 7.18, if, after the Original Closing Date, the Borrowers or any Subsidiary shall create or acquire any Subsidiary (other than Safeline Inc.), the Borrowers shall, concurrently with the creation or acquisition of such Subsidiary, (i) cause such Subsidiary (other than (subject to Section 7.18) a Foreign Subsidiary that is not a CH Foreign Subsidiary) to execute and deliver to the Administrative Agent a Subsidiary Guarantee, as appropriate (with appropriate modifications to conform to and subject to the limitations of foreign law), guaranteeing (1) with respect to any Domestic Subsidiary (other than UK Borrower Guarantor), the Obligations of the Credit Agreement Loan Parties (other than UK Borrower), (2) with respect to UK Borrower Guarantor, UK Borrower and
(3) with respect to any CH Foreign Subsidiary, the Obligations of CH Borrower, and (ii) take all necessary actions and execute such agreements, instruments and documents, including, without limitation, stock powers executed in blank, and deliver such opinions of counsel with respect thereto, as the Administrative Agent may reasonably require to cause, subject to Section 7.18, (x) 100%, with respect to Domestic Subsidiaries, (y) at least 65% with respect to Foreign Subsidiaries that are "first tier" Foreign Subsidiaries of US Borrower or any Domestic Subsidiary, or (z) such amount as may be pledged under applicable law without causing adverse tax consequences, with respect to CH Foreign Subsidiaries, of the capital stock of such Subsidiary owned or controlled by the Borrowers or any Subsidiary to be pledged to the Administrative Agent to secure such Guarantees hereunder such that the Administrative Agent has a valid and perfected first-priority security interest in such pledged capital stock or the equivalent under applicable law; provided, however, that the provisions of this subsection 7.20(ii) shall not apply from and after the Investment Grade Date.

     7.21. Assumption by Mettler-Toledo, Inc. Holding shall cause MT Acquisition Corp. and Mettler-Toledo, Inc. to enter into the Assumption Agreement by the Original Closing Date.

     7.22. Post-Closing Obligations. (a) US Borrower shall, and shall cause each of the Subsidiaries set forth on Schedule 7.22, to, as expeditiously as possible after the Original Closing Date:

          (i) execute and deliver each of the Loan Documents as set forth on Schedule 7.22 identified thereon to be executed and delivered by such Subsidiary, subject to limitations under applicable law and any required third-party consents (which consents US Borrower shall use its best efforts to procure but such efforts need not include the payment of money);

          (ii) use commercially reasonably efforts to obtain and deliver to the Administrative Agent a Mortgage encumbering the Real Property located in Ithaca, New York in favor of the Administrative Agent, for the benefit of the Lenders, duly executed and acknowledged by the Loan Party that is the owner of or holder of an interest in such real property and otherwise in compliance with and in accordance with the provisions of subsection 5.1(j) of the Original Credit Agreement, except that any opinion of counsel in connection therewith need only be customary for Mortgages of a similar nature;

          (iii) request, and if obtained deliver to the Administrative Agent zoning letters with respect to each Mortgaged Property, for which a zoning endorsement from the title insurance company has not been obtained, confirming that each such Mortgaged Property is in compliance with applicable zoning regulations; and

          (iv) obtain and deliver to the Administrative Agent, to the extent not previously delivered prior to the Original Closing Date, UCC, judgment and the tax lien search reports each of a recent date listing all effective financing statements or comparable documents that name Mettler-Toledo, Inc., as debtor in each of the jurisdictions set forth below:

            (1)   Maricopa County, Arizona;
            (2)   New Haven County, Connecticut;
            (3)   Howard County, Maryland;
            (4)   Oakland County, Michigan;
            (5)   Independent City of Richmond, Virginia;
            (6)   Independent City of Winchester, Virginia; and
            (7)   Hancock County, West Virginia.

     (b) The certificate of merger with respect to the merger of MT Acquisition Corp. and Mettler-Toledo, Inc. shall be filed with the Secretary of State of the State of Delaware on or promptly after the Closing Date.

     (c) Within a reasonable period of time after the Original Closing Date, the Borrowers shall or shall cause to be delivered evidence of the completion of all recordings and filings of, or with respect to, the Security Documents and delivery of such other security and other documents as may be necessary or, in the opinion of the Arranger, desirable to perfect the Liens created, or purported or intended to be created, by the Security Documents.

                             ARTICLE VIII.

                          NEGATIVE COVENANTS
                          ------------------

     So long as any Lender shall have any Commitment hereunder, or any Loan or other Obligation shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding:

     8.1. Limitation on Liens. The Borrowers shall not, and will not cause or permit any Subsidiary to, create, incur, assume or suffer to exist any Lien upon or with respect to any property or assets of either Borrower or any Subsidiary, whether now owned or hereafter acquired, or sell any such property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets or assign any right to receive income, or file or permit the filing of any financing statement under the UCC or any other similar effective notice of Lien under any similar recording or notice statute, except Prior Liens and other Liens expressly permitted by the Security Documents, and except the following, which are herein collectively referred to as "Permitted Liens" (each of which shall be given independent effect):

          (a) any Lien existing on property of either Borrower or any Subsidiary (including any member of the Mettler-Toledo Group) on the Original Closing Date and set forth in Schedule 8.1(a) covering only the property or assets set forth in such Schedule 8.1(a) and securing Indebtedness outstanding on such date (other than any Debt to Be Repaid);

          (b) any Lien created under any Loan Document;

          (c) to the extent complying with the provisions of the Security Documents, Liens for taxes, fees, assessments or other governmental charges which are not yet delinquent, or to the extent that non-payment thereof is permitted by Section 7.6;

          (d) to the extent complying with the provisions of the Security Documents, Liens in respect of property or assets of US Borrower or any Subsidiary imposed by law which were incurred in the ordinary course of business and have not arisen to secure Indebtedness, such as landlords', carriers', warehousemen's, mechanics', materialmen's, workmen's and repairmen's Liens, equipment leases and other similar Liens arising in the ordinary course of business, and (x) which do not in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of US Borrower and the Subsidiaries or (y) which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or asset subject to such Lien;

          (e) Liens (other than any Lien imposed by ERISA) consisting of pledges or deposits required in the ordinary course of business in connection with workers' compensation, unemployment insurance and other social security or similar legislation;

          (f) Liens on the property of US Borrower or any Subsidiary (other than Collateral) securing (i) the non-delinquent performance of bids, trade contracts (other than for borrowed money), leases or statutory obligations, (ii) contingent obligations on surety or appeal bonds, and (iii) other non-delinquent obligations of a like nature, in each case, incurred in the ordinary course of business; provided, however, that all such Liens individually or in the aggregate would not (even if enforced) cause a Material Adverse Effect;

          (g) Liens consisting of judgment or judicial attachment liens (including prejudgment attachment), provided that the enforcement of such Liens is effectively stayed or payment of which is covered in full (subject to a customary deductible) by insurance or which do not otherwise result in an Event of Default under subsection 9.1(i);

          (h) easements, rights-of-way, servitudes, covenants, restrictive covenants, encumbrances, minor defects or irregularities in title and other similar restrictions which, individually or in the aggregate, do not materially interfere with the ordinary conduct of the businesses of US Borrower and the Subsidiaries and which do not materially impair for its intended purpose the Mortgaged Real Property to which they relate;

          (i) security interests (whether purchase money or otherwise) on any property acquired, constructed or improved after the Original Closing Date by US Borrower or any Subsidiary securing Indebtedness incurred or assumed for the purpose of financing all or any part of the cost of acquiring, constructing or improving such property; provided, however, that (i) any such Lien attaches to such property concurrently with or within 180 days after the acquisition thereof or the completion of construction or improvement, (ii) such Lien attaches solely to the property so acquired, constructed or improved in such transaction, (iii) the principal amount of the Indebtedness secured thereby does not exceed 100% of the fair market value of such property at the time of incurrence of such Indebtedness, plus the cost of construction or improvement, and (iv) the principal amount of the Indebtedness secured by any and all such security interests, plus the aggregate amount of all Indebtedness arising under Capital Leases permitted solely by subsection (j) below of this Section 8.1, shall not at any time exceed a Dollar Equivalent amount of U.S. $10.0 million;

          (j) Liens securing obligations in respect of Capital Leases on assets subject to such leases; provided, however, that the aggregate amount of all Indebtedness arising under Capital Leases permitted solely by this subsection (j) (other than in respect of Capital Leases for automobiles leased in the ordinary course of business that are not required to be capitalized under International Accounting Standards), plus the aggregate amount of all Indebtedness secured by security interests permitted solely by subsection (i) above of this Section 8.1, shall not at any time exceed a Dollar Equivalent amount of U.S. $10.0 million;

          (k) Liens arising solely by virtue of any statutory or common law provision relating to banker's liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution; provided, however, that (i) such deposit account is not a dedicated cash collateral account and is not subject to restrictions against access by US Borrower or any Subsidiary in excess of those set forth by regulations promulgated by the FRB, and (ii) such deposit account is not intended by US Borrower or any Subsidiary to provide collateral to the depository institution;

          (l) Liens existing on any asset (other than of Safeline Limited and its Subsidiaries as of the Safeline Closing Date) prior to the date of acquisition thereof by US Borrower or any Subsidiary which (i) were not created in contemplation of or in connection with such acquisition and (ii) do not extend to or cover any other property or assets of US Borrower or any Subsidiary;

          (m) Liens existing on any asset of any Person (other than Safeline Limited and its Subsidiaries as of the Safeline Closing
     Date) at the time such Person becomes a Subsidiary or is merged, amalgamated or consolidated with or into a Subsidiary which (i) were not created in contemplation of or in connection with such event and (ii) do not extend to or cover any other property or assets of US Borrower or any Subsidiary;

          (n) Liens (excluding Liens on Collateral) not otherwise permitted hereunder securing obligations not at any time exceeding in the aggregate a Dollar Equivalent amount of U.S. $5.0 million;

          (o) subject to the provisions of Section 8.20, Leases with respect to the assets or properties of US Borrower or any Subsidiary, subordinate in all respects to the Liens granted and evidenced by the Security Documents;

          (p) Liens evidenced by UCC financing statements regarding operating and equipment leases permitted by this Agreement or in respect of consigned goods;

          (q) any encumbrance or restriction (including, without limitation, any put and call agreements) with respect to the capital stock of any Joint Venture or Subsidiary pursuant to the agreement governing such Joint Venture or Subsidiary; provided, however, that no such encumbrance or restriction affects in any way the ability of US Borrower or any Subsidiary to comply with
     Section 8.22;

          (r) any Lien arising out of the refinancing, extension, renewal or refunding of any Indebtedness secured by any Lien permitted by any of subsection 8.1(a), (i), (j), (l), (m), (n) or
     (v); provided, however, that such Indebtedness is not increased, except as permitted under subsection 8.5(o) and is not secured by any additional assets as to which a Lien is not otherwise permitted hereunder;

          (s) Liens solely in favor of either Borrower or, if granted by any Qualified Subsidiary Guarantor, any Subsidiary which is a Qualified Subsidiary Guarantor or, if granted by any other
     Subsidiary, any Subsidiary;

          (t) Liens securing obligations under Swap Contracts with Lenders or any Affiliate of a Lender;

          (u) Liens securing Guaranty Obligations of US Borrower or any Subsidiary in respect of Indebtedness incurred pursuant to subsection 8.5(g); provided, however, that the creditor in respect of such Indebtedness (or an agent on behalf of the creditors) shall have executed and delivered an Intercreditor Agreement which is in full force and effect;

          (v) Liens on cash in a deposit account securing Indebtedness incurred under subsection 8.5(n) to the extent that such deposit account is established in connection therewith, not to exceed an amount of cash equal to such Indebtedness; and

          (w) Liens set forth on Schedule 8.1(w) and existing on the assets of Safeline Limited and its Subsidiaries as in effect on the Safeline Closing Date.

     8.2. Consolidations, Mergers and Disposition of Assets. The Borrowers shall not, and shall not cause or permit any Subsidiary to, directly or indirectly, consummate any Asset Sale or wind up, liquidate or dissolve its affairs or merge, amalgamate, consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of their respective properties or assets (whether now owned or hereafter acquired) to or in favor of any Person, except (each of which shall be given independent effect):

          (a) dispositions of inventory and of used, worn-out or surplus equipment, all in the ordinary course of business;
     provided, however, that the proceeds thereof are reinvested in the business of US Borrower or the Subsidiaries;

          (b) the sale of equipment to the extent that such equipment is exchanged for credit against the purchase price of similar replacement equipment, or the proceeds of such sale are reasonably promptly applied to the purchase price of similar replacement equipment;

          (c) the Liens permitted by Section 8.1, the Investments permitted pursuant to Section 8.4 and the Restricted Payments permitted by Section 8.13;

          (d) US Borrower or any Subsidiary may sell assets; provided, however, that (x) the aggregate sale proceeds from all such Assets Sales shall not exceed the Dollar Equivalent amount of U.S. $2.0 million in any fiscal year of US Borrower and (y) the Net Cash Proceeds therefrom are either applied to prepay Term Loans as provided in subsection 2.7(c) or reinvested as provided in subsection 2.7(c);

          (e) US Borrower or any Subsidiary may sell or discount, in each case without recourse, accounts receivables arising in the ordinary course of business, but only in connection with the compromise or collection thereof or as permitted by Section 8.21; provided, however, that any Foreign Subsidiary may effect such sale or discount with recourse if such is consistent with ordinary business terms in such Subsidiary's country of business;

          (f) US Borrower or any Subsidiary may, in the ordinary course of business, license patents, trademarks, copyrights and know-how to third Persons, so long as each such license is permitted to be assigned pursuant to the Security Agreement and does not otherwise prohibit the granting of a Lien therein by US Borrower or any Subsidiary pursuant to the Security Agreement;

          (g) any Subsidiary may be merged or consolidated with or into either Borrower or any Wholly-Owned Subsidiary of US Borrower which is a Qualified Subsidiary Guarantor and may transfer assets to either Borrower or any Wholly-Owned Subsidiary of US Borrower which is a Qualified Subsidiary Guarantor; provided, however, that (w) in any merger or consolidation involving either Borrower, such Borrower (or CH Borrower if between the Borrowers) shall be the surviving corporation (provided that upon CH Borrower being the survivor of any merger or consolidation between the Borrowers, CH Borrower shall assume all Obligations of US Borrower pursuant to documentation in form and substance satisfactory to the Administrative Agent), (x) in any merger or consolidation involving UK Borrower, the survivor (if not UK Borrower) shall assume all Obligations of UK Borrower pursuant to documentation in form and substance satisfactory to the Administrative Agent, and (y) if the surviving corporation of such merger or consolidation or the transferee of such assets is a Subsidiary, (i) all of the capital stock of such Subsidiary is pledged pursuant to a Securities Pledge Agreement, (ii) such surviving Subsidiary is a Qualified Subsidiary Guarantor, and
     (iii) the assets of such surviving Subsidiary are pledged pursuant to an appropriate Security Document, except in each case to the extent prohibited by law or such as would cause adverse tax consequences; and (z) UK Borrower Guarantor may not merge or consolidate with or into any Person unless the surviving entity would be a Guarantor of all Obligations of UK Borrower;

          (h) the consummation of the M-T Acquisition in accordance with the M-T Acquisition Documents and the Safeline Acquisition in accordance with the Safeline Acquisition Documents;

          (i) US Borrower or any Subsidiary may sell assets set forth on Schedule 8.2(i) or set forth on Schedule 8.2(i)(A); provided, however, that the Net Cash Proceeds therefrom are either applied to prepay Term Loans as provided in subsection 2.7(c) or reinvested as provided in subsection 2.7(c);

          (j) US Borrower or any Subsidiary may sell surplus real property and improvements thereon not utilized in the business of US Borrower or any Subsidiary; provided, however, that the Net Cash Proceeds therefrom are applied to prepay Term Loans as provided in subsection 2.7(c);

          (k) US Borrower or any Subsidiary may sell a line of business if the portion of the consolidated EBITDA of US Borrower and the Subsidiaries for the latest twelve months immediately prior to such sale attributable to such business, plus the trailing twelve month EBITDA of all other businesses sold pursuant to this subsection 8.2(k) (measured at the time of sale) does not exceed 5.0% of the consolidated EBITDA of US Borrower and the Subsidiaries for the latest twelve months (before giving effect to the current contemplated sale);

          (l) any Acquisition permitted by Section 8.4;

          (m) any Foreign Subsidiary which is not a Qualified Subsidiary Guarantor may merge or consolidate with or into or sell, assign or transfer its assets to any other Foreign Subsidiary which is not a Qualified Subsidiary Guarantor, except that no Subsidiary which is a CH Foreign Subsidiary may enter into any such transaction with a Subsidiary that is not a CH Foreign Subsidiary unless the CH Foreign Subsidiary is the surviving or transferee corporation; and

          (n) the abandonment or other disposition of patents, trademarks or other intellectual property that is, in the reasonable judgment of US Borrower, no longer economically practicable to maintain or useful in the conduct of the business of US Borrower and the Subsidiaries, taken as a whole.

To the extent the Required Lenders waive the provisions of this
Section 8.2 with respect to the sale or other disposition of any Collateral, or any Collateral is sold or otherwise disposed of as permitted by this Section 8.2 (and such Collateral is released (or permitted to be released) from the Liens created by the respective Security Document), such Collateral in each case shall be sold or otherwise disposed of free and clear of the Liens created by the Security Documents and the Administrative Agent shall take such actions as are appropriate in connection therewith.

     8.3. Leases. The Borrowers shall not permit, and shall not cause or permit any Subsidiary to permit, the aggregate lease payments calculated in accordance with GAAP (including, without limitation, any property taxes paid as additional rent or lease payments) by US Borrower and the Subsidiaries on a consolidated basis under any agreement to rent or lease any real or personal property (or any extension or renewal thereof) (excluding Capital Leases) to exceed in any fiscal year (commencing with fiscal 1996) the Dollar Equivalent amount of U.S. $21.0 million, increased each fiscal year after fiscal 1998 by the Dollar Equivalent amount of U.S. $2.0 million.

     8.4. Loans and Investments. The Borrowers shall not, and shall not cause or permit any Subsidiary to, directly or indirectly, purchase or acquire, or make any commitment to purchase or acquire, any capital stock, equity interest, or obligations or other securities of, or any interest in, any Person, or make or commit to make any Acquisition, or make or commit to make any advance, loan, extension of credit or capital contribution to, or guarantee of any obligation of, or any other investment in, or incur Guaranty Obligations on behalf of, any Person (including any Affiliate of US Borrower) (any of the foregoing, an "Investment"), except for (each of which shall be given independent effect):

          (a) Investments by US Borrower and the Subsidiaries in Cash and Cash Equivalents;\

          (b) extensions of credit in the nature of accounts receivable or notes receivable arising from the sale or lease of goods or services in the ordinary course of business;

          (c) Investments (including extensions of credit (such extensions of credit, "Intercompany Indebtedness") and Guaranty Obligations) by US Borrower or any Subsidiary in or to US Borrower, CH Borrower or any Wholly-Owned Subsidiary of US Borrower which is a Qualified Subsidiary Guarantor (or in any Person that thereby becomes a Wholly-Owned Subsidiary of US Borrower which is a Qualified Subsidiary Guarantor or is merged or consolidated into US Borrower, CH Borrower or any Wholly-Owned Subsidiary of US Borrower which is a Qualified Subsidiary Guarantor); provided, however, that (x) with respect to any Guaranty Obligation issued by any Subsidiary of either Borrower's obligations, such Subsidiary has entered into a Subsidiary Guarantee at least as favorable as such Guaranty Obligation, (y) upon request of the Required Lenders, all such Intercompany Indebtedness shall be evidenced by subordinated promissory notes in form, and shall be pledged to the Administrative Agent pursuant to documentation, reasonably satisfactory to the Required Lenders, and (z) such Subsidiary shall have entered into the appropriate Security Documents pursuant to Section 7.14 and taken all necessary action pursuant to Section 7.15;

          (d) Investments consisting of non-cash consideration received in the form of securities, notes or similar obligations in connection with disposition of assets permitted by subsection 8.2(d), (i), (j) or (k); provided, however, that (i) the aggregate amount of such non-cash consideration received in connection with any such disposition shall not exceed 25% with respect to subsections 8.2(d), (i) and (j) and 15% with respect to subsection 8.2(k) of the total consideration received in connection with such disposition and (ii) such non-cash consideration is pledged pursuant to the appropriate Security Document;

          (e) Investments in Joint Ventures or non-Wholly-Owned Subsidiaries (other than any Investment made to consummate any Acquisition); provided, however, that the aggregate amount of any such Investment, plus the aggregate value of all such Investments (excluding Investments which constitute part of the M-T Acquisition and the Safeline Acquisition) made by US Borrower or any Subsidiary after the Original Closing Date and (without duplication) the aggregate amount of all Guaranty Obligations permitted solely by subsection 8.8(f) paid after the Original Closing Date or outstanding as of the date of such Investment, shall not exceed a Dollar Equivalent amount of U.S. $25.0 million (exclusive of any Investment pursuant to subsection 8.4(f)); provided, however, that any such Investment shall comply with
     Section 8.6;

          (f) Investments made in order to consummate Acquisitions (other than the M-T Acquisition and the Safeline Acquisition); provided, however, that (i) no Event of Default or Unmatured Event of Default exists or will result therefrom (including any such event under Section 8.15), (ii) on a pro forma basis, after giving effect to such Acquisition(s), US Borrower would have been in compliance with Sections 8.10, 8.11 and 8.12 on the last day of the most recently completed fiscal quarter (assuming, for purposes of Sections 8.10 and, if applicable, 8.12, that such Acquisition had occurred on the first day of the Computation Period ending on such last day) which compliance shall, for any Acquisition involving consideration of the Dollar Equivalent amount of U.S. $10.0 million, be demonstrated in an Officers' Certificate delivered to the Administrative Agent and each Lender and (iii) the aggregate Dollar Equivalent amount of the consideration (which for each Acquisition shall be measured at the date of consummation thereof and which shall include debt assumed, earn outs, working capital deficits and deferred payments) paid for all Acquisitions (other than the M-T Acquisition and the Safeline Acquisition) consummated since the Original Closing Date shall not exceed the Dollar Equivalent amount of U.S. $100 million;

          (g) pledges or deposits required in the ordinary course of business in connection with workmen's compensation, unemployment insurance and other social security or similar legislation;

          (h) pledges or deposits in connection with (i) the non-delinquent performance of bids, trade contracts (other than for borrowed money), leases or statutory obligations, (ii) contingent obligations on surety or appeal bonds (including those permitted by subsection 8.8(d)), and (iii) other non-delinquent obligations of a like nature, in each case incurred in the ordinary course of business;

          (i) advances, loans or extensions of credit to suppliers in the ordinary course of business by US Borrower or any Subsidiary consistent with past practice as of the Original Closing Date;

          (j) advances, loans or extensions of credit by US Borrower or any Subsidiary to employees of US Borrower or any Subsidiary; provided, however, that the aggregate amount of all such loans, advances and extensions of credit, other than those entered into in connection with the consummation of the M-T Acquisition and the Safeline Acquisition and set forth on Schedule 8.4(j) and other than advances for travel and entertainment expenses in the ordinary course of business, shall not at any time exceed in the aggregate a Dollar Equivalent amount of U.S. $5.0 million;

          (k) other advances, loans or extensions of credit (excluding advances, loans or extensions of credit of the types described in subsection 8.4(j)) in the ordinary course of business by US Borrower or any Subsidiary not at any time exceeding in the aggregate a Dollar Equivalent amount of U.S. $2.50 million;

          (l) Investments to consummate the M-T Acquisition on the terms set forth in the M-T Acquisition Documents and Investments to consummate the Safeline Acquisition on the terms set forth in the Safeline Acquisition Documents, including Investments in UK Borrower or Canadian Borrower necessary to repay the Safeline Seller Notes or pay the Safeline Contingent Obligation;

          (m) Investments (including debt obligations) received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business; provided, however, that any securities or other property so received is pledged pursuant to the appropriate Security Document;

          (n) Swap Contracts entered into in compliance with subsection 8.8(b);

          (o) Investments in existence on the Original Closing Date and listed in Schedule 8.4(o), without giving effect to any additions thereto and Investments to be made pursuant to binding agreements in existence on the Original Closing Date set forth on
     Schedule 8.4(o) to the extent made in accordance with the terms of such agreements as in effect on the Original Closing Date;

          (p) Investments (including Intercompany Indebtedness and Guaranty Obligations) by US Borrower or any Subsidiary in any Subsidiary which is not a Qualified Subsidiary Guarantor or which is not a Wholly-Owned Subsidiary of US Borrower and not otherwise permitted by subsections (e), (q), (v) and (w) of this Section 8.4, not to exceed an aggregate amount outstanding at any time (net of returns, dividends in cash, net cash proceeds on sale or other cash realizations thereof) of the Dollar Equivalent amount of U.S. $10.0 million; provided, however, that upon request of the Required Lenders, all such Intercompany Indebtedness shall be evidenced by subordinated promissory notes in form, and shall be pledged to the Administrative Agent pursuant to documentation, reasonably satisfactory to the Required Lenders;

          (q) US Borrower and the Subsidiaries may hold additional Investments in any Subsidiary which is not a Qualified Subsidiary Guarantor or a Wholly-Owned Subsidiary to the extent that such Investments reflect an increase in the value of such Subsidiary resulting from retained earnings of such Subsidiary;

          (r) any Subsidiary which is not a Qualified Subsidiary
     Guarantor may make Investments in or to any other Subsidiary which is not a Qualified Subsidiary Guarantor (other than by a CH Foreign Subsidiary to a non-CH Foreign Subsidiary);

          (s) Investment made in connection with the Ciba Loan; provided, however, that (x) the Administrative Agent shall have received evidence reasonably satisfactory to it from Swiss tax authorities that the Swiss tax authorities will refund the Swiss withholding tax payments for which substantially all of such loan is the interim source pending such repayment and (y) the Ciba Loan Documents are pledged pursuant to the Security Documents;

          (t) without duplication, Capital Expenditures permitted by
     Section 8.19 and the Contingent Obligations permitted by subsections 8.8(d), (g) and (i);

          (u) US Borrower or any Subsidiary may make Investments (including Intercompany Indebtedness and Guaranty Obligations) in any Subsidiary Guarantor which is not a Qualified Subsidiary Guarantor in an amount not to exceed the Dollar Equivalent amount of the Obligations guaranteed by such Subsidiary Guarantor; provided, however, that upon request of the Required Lenders, all such Intercompany Indebtedness shall be evidenced by subordinated promissory notes in form, and shall be pledged to the Administrative Agent pursuant to documentation, reasonably satisfactory to the Required Lenders;

          (v) Investments by US Borrower or any Subsidiary in any Wholly-Owned Subsidiary which is not a Qualified Subsidiary Guarantor to the extent that contemporaneously with such Investment such entity in which the Investment is being made issues an unsubordinated note to US Borrower or a Qualified Subsidiary Guarantor in a Dollar Equivalent amount equal to the Dollar Equivalent amount of the value of such Investment at such time; provided, however, that (i) such note is fully secured by all assets of the entity in which the Investment is being made to the extent permitted by applicable law; (ii) such note is pledged to the Administrative Agent on behalf of the Lenders pursuant to the Security Documents; and (iii) such security interests securing such note, if any, are collaterally assigned to the Administrative Agent on behalf of the Lenders;

          (w) Investments (including Intercompany Indebtedness and Guaranty Obligations) by either Borrower or any Subsidiary in any Wholly-Owned Subsidiary to the extent made in the ordinary course to fund or support the ordinary course operations of such Wholly-Owned Subsidiary; provided, however, that upon the request of the Required Lenders all such Intercompany Indebtedness shall be evidenced by promissory notes in form, and shall be pledged to the Administrative Agent pursuant to documentation, reasonably satisfactory to the Required Lenders;

          (x) Investments by UK Borrower in any Subsidiary of UK
     Borrower which is a Wholly-Owned Subsidiary of US Borrower or Safeline S.A., or by any Subsidiary of UK Borrower in UK Borrower or any other Subsidiary of UK Borrower; and

          (y) Investments in UK Borrower (i) to prepay or to repay Loans owing by UK Borrower or Safeline Limited or other payment obligations under this Agreement or (ii) in an amount at any time outstanding not to exceed the Dollar Equivalent amount of U.S. $5 million.

     8.5. Limitation on Indebtedness. The Borrowers shall not, and shall not cause or permit any Subsidiary to, directly or indirectly, create, incur, assume, suffer to exist, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, except (each of which shall be given independent effect):

          (a) the Obligations;

          (b) Indebtedness consisting of Contingent Obligations permitted pursuant to Section 8.8;

          (c) Indebtedness existing on the Original Closing Date or the Safeline Closing Date which is Debt to Be Repaid (which Indebtedness may not be outstanding beyond the Original Closing Date or the Safeline Closing Date, as the case may be) or is set forth in Schedule 6.17 or Schedule 6.17A;

          (d) Indebtedness incurred in connection with Capital Leases to the extent permitted by subsection 8.1(j) and Indebtedness incurred in connection with the acquisition, construction or improvement of property to the extent permitted by subsection 8.1(i);

          (e) Indebtedness of any Subsidiary to US Borrower or CH Borrower and, to the extent the credit extension creating such Indebtedness is permitted by subsection 8.4(c), (e), (l), (p),
     (r), (u), (v) or (w) or (x), of any Subsidiary to any other
     Subsidiary;

          (f) Indebtedness of US Borrower under the Senior Subordinated Notes in an aggregate principal amount not to exceed U.S. $135.0 million, less any prepayments or repayments thereof (including in connection with the transactions to occur on the Second Amendment and Restatement Date), and any guarantee of the Senior Subordinated Notes by any Domestic Subsidiary in accordance with the terms of the Senior Subordinated Note Documents as in effect on the Original Closing Date;

          (g) Indebtedness of Foreign Subsidiaries in an aggregate principal amount not to exceed in the aggregate at any time outstanding for all Foreign Subsidiaries (exclusive of any amount incurred pursuant to subsection 8.5(n) below) the Dollar Equivalent amount of (x) U.S. $50.0 million and (y) U.S. $60.0 million so long as the Debt to EBITDA Ratio as of the end of the most recently completed fiscal quarter is less than 2.5 to 1.0; provided, however, that not more than the Dollar Equivalent amount of ((x) U.S. $25.0 million and (y) U.S. $30.0 million so long as the Debt to EBITDA Ratio as of the end of the most recently completed fiscal quarter is less than 2.5 to 1.0 in the aggregate may be incurred and outstanding at any time pursuant to any agreement that is for permanent funded debt;

          (h) unsecured Indebtedness not to exceed in the aggregate at any time outstanding the Dollar Equivalent amount of U.S. $10.0 million;

          (i) Indebtedness arising from honoring a check, draft or similar instrument against insufficient funds; provided, however, that such Indebtedness is extinguished within five Business Days of its incurrence;

          (j) obligations under operating leases permitted by Section
     8.3 or Section 8.20;

          (k) the Safeline Seller Notes as in effect on the Safeline
     Closing Date;

          (l) Indebtedness of a Person (other than Indebtedness of Safeline Limited and its Subsidiaries as of the Safeline Closing
     Date) existing at the time such Person became a Subsidiary or assets were acquired from such Person, to the extent such Indebtedness was not incurred in connection with, or in contemplation of, such Person becoming a Subsidiary or the acquisition of such assets, not to exceed in the aggregate at any time outstanding the Dollar Equivalent amount of U.S. $10.0 million;

          (m) unsecured Indebtedness incurred by US Borrower to former employees in connection with the purchase or redemption of stock of US Borrower or Holding not to exceed in aggregate amount outstanding the Dollar Equivalent amount of U.S. $2.50 million;

          (n) Indebtedness of the Chinese Subsidiaries pursuant to local working capital facilities and other Indebtedness not to exceed in the aggregate at any time outstanding for all Chinese Subsidiaries the Dollar Equivalent amount of U.S. $15.0 million; and

          (o) any renewals, extensions, substitutions, refinancings or replacements (each, for purposes of this subsection (o), a "refinancing") of any Indebtedness permitted by this Section 8.5, including any successive refinancings, so long as any such refinancing Indebtedness shall (w) not be on financial and other terms, in the reasonable judgment of the Borrowers, that are more onerous than the Indebtedness being refinanced, (x) not have a stated maturity or Average Life that is shorter than the Indebtedness being refinanced, (y) be at least as subordinate to the Obligations as the Indebtedness being refinanced (and unsecured if the refinanced Indebtedness is unsecured) and (z) be in principal amount that does not exceed the principal amount so refinanced, plus the lesser of (I) the stated amount of any premium or other payment required to be paid in connection with such refinancing pursuant to the terms of the Indebtedness being refinanced and (II) the amount of premium or other payment actually paid at such time to refinance the Indebtedness, plus, in either case, the amount of reasonable expenses of the Borrowers or any Subsidiary incurred in connection with such refinancing.

     If such Indebtedness is incurred to refinance Indebtedness denominated in a currency other than U.S. Dollars and such refinancing would cause a Dollar Equivalent restriction to be exceeded if calculated at the relevant currency exchange rate in effect on the date of such refinancing, such Dollar Equivalent restriction shall not be deemed to have been exceeded so long as the principal amount of such refinancing Indebtedness does not exceed the principal amount of such Indebtedness being refinanced, but the ability to make subsequent incurrences of Indebtedness subject to the applicable Dollar Equivalent restriction shall be determined as if the relevant currency exchange rate applied to any such previous refinancing was the rate in effect on the date of such refinancing.

     8.6. Transactions with Affiliates. The Borrowers shall not, and shall not cause or permit any Subsidiary to, directly or indirectly, enter into any transaction with any Affiliate of US Borrower (other than a Borrower or a Subsidiary if no portion of such Subsidiary is owned (other than through US Borrower or the Subsidiaries) by Persons who control (directly or indirectly) Holding), except upon fair and reasonable terms no less favorable to such Borrower or such Subsidiary than would obtain in a comparable arm's-length transaction with a Person not an Affiliate of US Borrower or such Subsidiary; provided, however, that the following shall in any event be permitted: (a) the payment on the Original Closing Date of one time fees to AEA in an aggregate amount not to exceed U.S. $5.50 million (plus reasonable out-of-pocket expenses incurred by AEA in providing services to US Borrower, including monies advanced for the purchase of currency options and contracts entered into in connection with consummation of the M-T Acquisition); (b) the payment, on a quarterly basis, of management fees to AEA pursuant to the Management Services Agreement in an aggregate amount (for all such Persons taken together) not to exceed U.S. $250,000 in any fiscal quarter of US Borrower; provided, however, that no Event of Default or Unmatured Event of Default pursuant to Section 9.1(a) then exists or would result therefrom; (c) the reimbursement of AEA for its reasonable out-of-pocket expenses incurred by it in connection with performing management services to US Borrower and the Subsidiaries pursuant to the Management Services Agreement; (d) Restricted Payments permitted by Section 8.13; (e) US Borrower and the Domestic Subsidiaries may enter into the Tax Sharing Agreement and may make payments thereunder; (f) the payment of reasonable and customary regular fees to directors of US Borrower or any Subsidiary who are not employees of US Borrower or any Subsidiary;
(g) any transaction with an officer or member of the board of directors of US Borrower or any Subsidiary in the ordinary course of business involving compensation, indemnity or employee benefit arrangements; (h) loans or advances to employees permitted by subsection 8.4(j); (i) the M-T Acquisition and all transactions related thereto (including but not limited to the financing thereof) to the extent consummated in accordance with the M-T Acquisition Documents and the Safeline Acquisitions and all transactions related thereto (including but not limited to the financing thereof) to the extent consummated in accordance with the Safeline Acquisition Documents; (j) any transaction in the ordinary course of business or approved by a majority of the Disinterested Directors, between US Borrower or any Subsidiary and any Affiliate of US Borrower controlled by US Borrower that is a Joint Venture or similar entity primarily engaged in a Related Business; provided, however, that no person or entity which has an economic interest in Holding has an interest in such Joint Venture other than through US Borrower or any Subsidiary;
(k) US Borrower and the Subsidiaries may enter into and perform its obligations under the Ciba Reimbursement Agreement and the Ciba Loan Documents; (l) the payment on the Safeline Closing Date of one time fees to AEA in an aggregate amount not to exceed U.S. $1.5 million (plus reasonable out-of-pocket expenses incurred by AEA in connection with the Safeline Acquisition); and (m) the fee payable upon the termination of the Management Services Agreement.

     8.7. Use of Proceeds. (a) No Credit Agreement Loan Party shall, and the Borrowers shall not cause or permit any Subsidiary to, directly or indirectly, use any portion of the Loan proceeds or any Letter of Credit, directly or indirectly, (i) to purchase or carry Margin Stock, (ii) to repay or otherwise refinance Indebtedness of any Loan Party or others incurred to purchase or carry Margin Stock or
(iii) to extend credit for the purpose of purchasing or carrying any Margin Stock.

     (b) No Credit Agreement Loan Party shall, directly or indirectly, use any portion of the Loan proceeds or any Letter of Credit (i) knowingly to purchase Ineligible Securities from the Arranger during any period in which the Arranger makes a market in such Ineligible Securities, (ii) knowingly to purchase during the underwriting or placement period Ineligible Securities being underwritten or privately placed by the Arranger, or (iii) to make payments of principal or interest on Ineligible Securities underwritten or privately placed by the Arranger and issued by or for the benefit of a Borrower or any Affiliate of a Borrower. The Arranger is a registered broker-dealer and permitted to underwrite and deal in certain Ineligible Securities; and "Ineligible Securities" means securities which may not be underwritten or dealt in by member banks of the U.S. Federal Reserve System under Section 16 of the Banking Act of 1933 (12 U.S.C. ss. 24, Seventh), as amended.

     8.8. Contingent Obligations. The Borrowers shall not, and shall not cause or permit any Subsidiary to, directly or indirectly, create, incur, assume or suffer to exist any Contingent Obligations, except:

          (a) endorsements for collection or deposit in the ordinary course of business;

          (b) Swap Contracts entered into in the ordinary course of business and designed to protect against fluctuations in interest rates, currency exchange rates, commodity prices or similar risks (including any Swap Contract entered into pursuant to Section
     7.16 or Section 7.17);

          (c) Contingent Obligations of US Borrower and the
     Subsidiaries existing as of the Original Closing Date and listed in Schedule 8.8 and Contingent Obligations of Safeline Limited and its Subsidiaries existing as of the Safeline Closing Date and listed in Schedule 8.8A;

          (d) Contingent Obligations arising under (i) Surety Instruments arising in the ordinary course of business of US Borrower or any Subsidiary or (ii) any guaranty of the performance of contractual obligations (other than obligations to pay money) of other Persons that are not Subsidiaries so long as such guaranty arises in connection with a project in which a Borrower or the applicable Subsidiary is otherwise involved in the ordinary course of business, not to exceed in the aggregate for all Contingent Obligations pursuant to this subclause (d) the Dollar Equivalent amount of U.S. $25.0 million;

          (e) Guaranty Obligations permitted by subsections 8.4(c),
     (i), (j), (k), (p), (r), (u) and (w);

          (f) Guaranty Obligations in respect of the Indebtedness or other liabilities of Joint Ventures or Persons in which a Borrower or any Subsidiary has a minority interest or in non-Wholly-Owned Subsidiaries of US Borrower; provided, however, that the aggregate amount of all such Guaranty Obligations at any time outstanding, plus the aggregate amount of all Guaranty Obligations permitted solely by this subsection (f) which are paid after the Original Closing Date and (without duplication) the aggregate amount of all Investments (excluding Investments which constitute part of the M-T Acquisition or the Safeline Acquisition) made after the Original Closing Date which are permitted solely by subsection 8.4(e), shall not exceed in the aggregate a Dollar Equivalent amount of U.S. $25.0 million;

          (g) other Contingent Obligations not at any time exceeding in the aggregate outstanding a Dollar Equivalent amount of U.S. $5.0 million;

          (h) the Guarantees and reimbursement obligations arising under the Loan Documents in respect of drawings under Letters of Credit;

          (i) Guaranty Obligations by Domestic Subsidiaries of US
     Borrower in respect of US Borrower's obligations under the Senior Subordinated Notes pursuant to the Senior Subordinated Note
     Documents as in effect on the Original Closing Date;

          (j) the Ciba Reimbursement Agreement;

          (k) Guaranty Obligations of Foreign Subsidiaries under letters of credit;

          (l) Guaranty Obligations by US Borrower or any Subsidiary of Indebtedness of Foreign Subsidiaries permitted by subsection
     8.5(g) or (n);

          (m) Guaranty Obligations in connection with sales and other dispositions of assets permitted under Section 8.2, arising in connection with indemnification and other agreements in respect of any contract relating to such sale, not to exceed the consideration received by US Borrower or any Subsidiary in connection with such sale and excluding in all cases any Guaranty Obligation with respect to any obligation of any third person incurred in connection with the acquisition of such assets; and

          (n) the Safeline Contingent Payment.

     8.9. Restrictions on Subsidiaries. The Borrowers shall not cause or permit any Subsidiary to, directly or indirectly, enter into any agreement or instrument (other than (i) the Senior Subordinated Note Documents as in effect on the Original Closing Date, (ii) the Loan Documents and (iii) any agreement or instrument relating to Indebtedness permitted by subsection 8.5(c), provided that such restriction relates solely to such Foreign Subsidiary) which by its terms restricts the ability of such Subsidiary (a) to declare or pay dividends or make similar distributions, (b) to repay principal of, or pay any interest on, any indebtedness owed to a Borrower or any other Subsidiary, (c) to make payments of royalties, licensing fees and similar amounts to a Borrower or any other Subsidiary or (d) to make loans or advances to, or guarantee any Indebtedness or other obligation of, a Borrower or any other Subsidiary, except for such encumbrances or restrictions existing under or by reason of (i) customary provisions restricting subletting or assignment of any lease governing a leasehold interest of US Borrower or a Subsidiary, (ii) customary provisions restricting assignment of any agreement or license entered into by US Borrower or any Subsidiary in the ordinary course of business, (iii) customary provisions restricting the transfer of assets subject to Liens permitted under subsections 8.1(a), (i), (j), (l), (m), (n) and (q) and (iv) applicable law (including minimum capital requirements).

     8.10. Fixed Charge Coverage Ratio. The Borrowers shall not permit, as of the last day of any fiscal quarter (beginning with the fiscal quarter ending December 31, 1997) ending during any period set forth below, the ratio of (a) EBITDA less Capital Expenditures for the Computation Period ending on such day, to (b) (x) prior to the first such time as four fiscal quarters of financial information of US Borrower after the Original Closing Date shall have been provided pursuant to this Agreement, Annualized Interest Expense at the end of such fiscal quarter and (y) thereafter, Interest Expense of US Borrower and the Subsidiaries for such Computation Period, to be less than the ratio set forth opposite such period in the table below:

==========================================================
Period                                       Ratio
----------------------------------------------------------
December 31, 1997 through 6/30/1998        2.00:1.0
----------------------------------------------------------
7/1/1998 through 6/30/1999                 2.50:1.0
----------------------------------------------------------
7/1/1999 through 6/30/2000                 3.00:1.0
----------------------------------------------------------
7/1/2000 and thereafter                    3.25:1.0
==========================================================

     8.11. Minimum Net Worth. The Borrowers shall not permit Consolidated Net Worth (to be calculated for the purposes of this Section 8.11 without giving effect to cumulative depreciation and amortization of intangibles and excluding net gains (but not losses) resulting from asset sales) at the end of any fiscal quarter (beginning with the fiscal quarter ended December 31, 1997) occurring during any period set forth below to be less than the amount set forth opposite such period:


==========================================================
                                      Consolidated
Period                                Net Worth
----------------------------------------------------------
December 31, 1997 through 9/30/1998   U.S. $175.0 million
----------------------------------------------------------
10/1/1998 through 9/30/1999           U.S. $200 million
----------------------------------------------------------
10/1/1999 through 9/30/2000           U.S. $250 million
----------------------------------------------------------
10/1/2000 through 9/30/2001           U.S. $275 million
----------------------------------------------------------
10/1/2001 and thereafter              U.S. $300 million
==========================================================

     8.12. Debt to EBITDA Ratio. The Borrowers shall not permit, as of the last day of any fiscal quarter (beginning with the fiscal quarter ending December 31, 1997) ending during any period set forth below, the Debt to EBITDA Ratio to exceed the ratio set forth opposite such period in the table below:

==========================================================
Period                                       Ratio
----------------------------------------------------------
December 31, 1997 through 3/31/1999         5.0:1.0
----------------------------------------------------------
4/1/1999 through 9/30/1999                 4.75:1.0
----------------------------------------------------------
10/1/1999 through 3/31/2000                4.50:1.0
----------------------------------------------------------
4/1/2000 through 9/30/2000                 4.25:1.0
----------------------------------------------------------
10/1/2000 and thereafter                   4.00:1.0
==========================================================


     8.13. Restricted Payments. Neither Borrower shall (i) declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any shares of any class of the capital stock of US Borrower or any Subsidiary (other than to US Borrower or any Subsidiary) or (ii) purchase, redeem or otherwise acquire for value, or permit any Subsidiary to purchase or otherwise acquire for value, any shares of US Borrower's or any Subsidiary's capital stock or any warrants, rights or options to acquire such shares, now or hereafter outstanding owned by any Person other than US Borrower or any Wholly-Owned Subsidiary of US Borrower (any such prohibited transaction, a "Restricted Payment"), except that (each of which shall be given independent effect):

          (a) US Borrower or any Subsidiary may declare and make dividend payments or other distributions payable solely in its common stock;

          (b) US Borrower or any Subsidiary may purchase, redeem, defease or otherwise acquire or retire for value shares of its common stock or warrants or options to acquire any such shares with shares of its common stock;

          (c) any Subsidiary may pay dividends and distributions or purchase, redeem, defease or otherwise acquire or retire for value shares of its common stock or warrants or options to acquire any such shares so long as any such payments pursuant thereto by any non-Wholly-Owned Subsidiary of US Borrower are made on a pro rata basis to such Subsidiary's shareholders generally or are paid solely to a Loan Party;

          (d) US Borrower may pay cash loans, advances, dividends or distributions to Holding to permit Holding to purchase capital stock (or options or other rights in respect thereof) of Holding held by former employees of Holding or any of its Subsidiaries following termination of their employment or pursuant to repurchase provisions under employee stock option agreements or employee stock purchase agreements; provided, however, that (i) no Event of Default or Unmatured Event of Default shall then exist or would arise therefrom and (ii) the aggregate amount of such dividends shall not exceed U.S. $2.0 million in any fiscal year and U.S. $5.0 million in the aggregate since the Original Closing Date;

          (e) US Borrower may pay cash dividends to Holding to enable Holding to pay operating expenses (including fees and indemnification payments to directors and officers) in the ordinary course of business; provided, however, that (i) no Event of Default or Unmatured Event of Default under subsection 9.1(a) shall then exist or would arise therefrom and (ii) the aggregate amount of such dividends shall not exceed U.S. $1.0 million in any fiscal year;

          (f) US Borrower may pay dividends to Holding in connection with the payment of items specified in clauses (b) and (c) of the proviso to Section 8.6; and

          (g) US Borrower may make any payments to Holding or any parent company of Holding to enable Holding or any parent company of Holding, as applicable, to make payments, to holders of the common stock of US Borrower, Holding or any parent company of Holding, as applicable, in lieu of issuance of fractional shares of such common stock, in connection with any recapitalization of US Borrower, Holding or any parent company of Holding, as applicable, such payments not to exceed U.S. $100,000 in the aggregate.

     8.14. ERISA. The Loan Parties shall not, and shall not permit any of their ERISA Affiliates to, engage in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.

     8.15. Change in Business. (a) The Borrowers shall not, and shall not cause or permit any Subsidiary to, directly or indirectly, engage in any material line of business substantially different from those lines of business carried on by US Borrower and the Subsidiaries (including the Mettler-Toledo Group) on the Original Closing Date, unless the Safeline Acquisition is consummated, and, then, on the Safeline Closing Date.

     (b) Holding will engage in no business other than its ownership of the capital stock of US Borrower and having those liabilities which it is responsible for under the Basic Documents to which it is a party. Notwithstanding the foregoing, Holding may engage in those activities that are incidental to (a) the maintenance of its corporate existence in compliance with applicable law, (b) legal, tax and accounting matters in connection with any of the foregoing activities and (c) the entering into, and performing its obligations under, the Basic Documents to which it is a party.

     8.16. Accounting Changes. The Borrowers shall not, and shall not cause or permit any Subsidiary to, make any significant change in accounting principles or reporting practices, except as required by GAAP, or change their fiscal years.

     8.17. Prepayments of Senior Subordinated Notes, etc. Holding and the Borrowers shall not, and shall not cause or permit any Subsidiary to: (a) make (or give any notice in respect of) any voluntary or optional payment or prepayment or redemption or acquisition for value of the Senior Subordinated Notes (including, without limitation, by way of depositing with any trustee with respect thereto money or securities before such Indebtedness is due for the purpose of paying such Indebtedness when due) or exchange of any such Indebtedness, except that (i) a refinancing thereof may be effected in accordance with subsection 8.5(o), and (ii) the Senior Subordinated Notes may be redeemed or repurchased with the net proceeds of the IPO and, after the IPO, may be repurchased in open market purchases (and cancelled) on ordinary business terms; (b) amend, modify or change its certificate of incorporation (including, without limitation, by the filing of any certificate of designation) or its by-laws or any other organizational document or the foreign equivalent thereof with respect to Foreign Subsidiaries (other than such changes with respect to Subsidiaries (other than CH Borrower) as are necessary to effect changes in organizational structure (whether under applicable corporate law or for tax purposes) from corporate to partnership form in connection with the M-T Acquisition), or any agreement entered into by it with respect to its capital stock, or enter into any new agreement with respect to its capital stock in any manner which would be materially adverse to the Lenders; or (c) issue any capital stock other than non-redeemable common stock.

     8.18. Amendments to Other Documents. Holding and the Borrowers shall not and shall not cause or permit any Subsidiary to, directly or indirectly, make any amendment, supplement or other modification of, or enter into any consent or waiver with respect to, the subordination provisions of the Senior Subordinated Note Documents or make any material amendment, supplement or other modification of, or enter into any consent or waiver with respect to, any Transaction Document or Other Document.

     8.19. Capital Expenditures. The Borrowers shall not permit the aggregate amount of all Capital Expenditures made by US Borrower and the Subsidiaries for any fiscal year to exceed a Dollar Equivalent amount set forth in the table below:

==========================================================
        Fiscal Year                  U.S. Dollars
----------------------------------------------------------
           1997                       40 million
----------------------------------------------------------
           1998                       40 million
----------------------------------------------------------
           1999                       45 million
----------------------------------------------------------
           2000                       45 million
----------------------------------------------------------
           2001                       50 million
----------------------------------------------------------
           2002                       50 million
----------------------------------------------------------
    2003 and thereafter               50 million
==========================================================

; provided, however, that (x) the unused permitted amount of such Capital Expenditures in any fiscal year may be carried over and used in the following fiscal year if and to the extent that such carryover amount would not result in the amount expended in any fiscal year exceeding 125% of the amount set forth in the above table for such year (it being understood that in any fiscal year the base permitted amount shall be counted first towards total expenditures); and (y) the limitation set forth above shall not include (1) Capital Expenditures made with (i) the proceeds of additional capital contributions by Holding or the proceeds of additional equity issuances and (ii) Net Cash Proceeds of Asset Sales to the extent reinvested in the business as permitted hereby, (2) Capital Expenditures related to integration costs that arise out of the M-T Acquisition in an amount not exceeding a Dollar Equivalent amount of U.S. $5.0 million at any time prior to December 31, 1997, and (3) Capital Leases with respect to automobiles leased in the ordinary course of business that are not required to be capitalized under International Accounting Standards.

     8.20. Sale and Lease-Backs. The Borrowers shall not, and shall not cause or permit any Subsidiary to, directly or indirectly, become or thereafter remain liable as lessee or as guarantor or other surety with respect to the lessee's obligations under any lease, whether an operating lease or a Capital Lease, of any property (whether real or personal or mixed), whether now owned or hereafter acquired, (i) which US Borrower or any Subsidiary has sold or transferred or is to sell or transfer to any other Person (other than US Borrower or any Wholly-Owned Subsidiary which is a Qualified Subsidiary Guarantor) or
(ii) which US Borrower or any Subsidiary intends to use for substantially the same purpose as any other property which has been or is to be sold or transferred by Borrower or any Subsidiary to any Person in connection with such lease, if in the case of clause (i) or
(ii) above, such sale and such lease are part of the same transaction or a series of related transactions or such sale and such lease occur within one year of each other or are with the same other Person, except for any transaction permitted by subsection 8.2(d).

     8.21. Sale or Discount of Receivables. Each Borrower shall not, nor shall it cause or permit any Subsidiary to, directly or indirectly, sell, with or without recourse, or discount (other than in connection with trade discounts or arrangements necessitated by the creditworthiness of the other party, in each case in the ordinary course of business consistent with past practice) or otherwise sell for less than the face value thereof, notes or accounts receivable, except (i) to US Borrower or any Wholly-Owned Subsidiary which is a Qualified Subsidiary Guarantor, (ii) by Foreign Subsidiaries (x) in the ordinary course and either (I) consistent with past practice as of the Original Closing Date or (II) consistent with the customary practices of the applicable country, and (iii) by Mettler-Toledo (Albstadt) GmbH, Albstadt and Mettler-Toledo GmbH, Greifensee in connection with the transfer of distribution rights relating to the business in Japan, not to exceed the Dollar Equivalent amount of U.S. $4.0 million.

     8.22. Creation of Subsidiaries. The Borrowers shall not, and shall not cause or permit any Subsidiary to, establish, create or acquire after the Original Closing Date any Subsidiary; provided, however, that, US Borrower and its Wholly-Owned Subsidiaries shall be permitted to establish, create or acquire Wholly-Owned Subsidiaries or any non-Wholly-Owned Subsidiary in connection with any Investment permitted by subsections 8.4(e) or (f) so long as, with respect to any such new Subsidiary (other than Safeline, Inc.) in which US Borrower or any Subsidiary has made Investments of the Dollar Equivalent of U.S. $1.0 million or more, (i) at least 30 days' prior written notice thereof is given to the Administrative Agent, (ii) all of the capital stock of such new Subsidiary held by US Borrower or any Subsidiary is pledged pursuant to a Securities Pledge Agreement and the certificates representing such stock, together with stock powers duly executed in blank are delivered to the Administrative Agent; provided, however,
(x) that subject to Section 7.18, not more than 65% of the capital stock of Foreign Subsidiaries which are not CH Foreign Subsidiaries need be pledged and no capital stock of any such Foreign Subsidiary which is not a "first tier" Subsidiary of US Borrower or any Domestic Subsidiary need be pledged by US Borrower or any Domestic Subsidiary or Foreign Subsidiary that is not a CH Foreign Subsidiary and (y) the provisions of this subsection 8.22(ii) shall not apply from and after the Investment Grade Date, (iii) any such new Subsidiary which is a Domestic Subsidiary shall have executed and delivered a Domestic Subsidiary Guarantee and, subject to Section 7.14, each other Security Document executed and delivered by the Domestic Subsidiaries on the Original Closing Date and each such new CH Foreign Subsidiary shall have executed a Foreign Subsidiary Guarantee and each other Security Document executed and delivered by CH Foreign Subsidiaries on the Original Closing Date (subject to applicable limitations under foreign law); provided, however, that (x) any Subsidiary which is prohibited by applicable local law from entering into a Subsidiary Guarantee need not do so and (y) the requirements of this subsection 8.22(iii) with respect to Security Documents shall not apply from and after the Investment Grade Date, and (iv) to the extent requested by the Administrative Agent or the Required Lenders, such Subsidiary takes all actions required pursuant to Section 7.14 and Section 7.15. In addition, each new Subsidiary which is a Domestic Subsidiary or a CH Foreign Subsidiary, as the case may be, shall execute and deliver or cause to be executed and delivered all other relevant documentation of the type described in Section 5 as such new Subsidiary would have had to deliver if such new Subsidiary were a Domestic Subsidiary or CH Foreign Subsidiary, as the case may be, on the Original Closing Date.

     8.23. Designated Senior Debt. Neither Holding nor US Borrower will, and each of them will not permit any Subsidiary to, designate or permit the designation of any Indebtedness (other than the Obligations) as "Designated Senior Indebtedness" or "Designated
Guarantor Senior Indebtedness" for purposes of, and as defined in, the Senior Subordinated Note Documents.

     8.24. Issuance or Disposal of Subsidiary Stock. The Borrowers shall not, directly or indirectly: (a) issue, sell, assign, pledge or otherwise encumber or dispose of any shares of capital stock, partnership interests, or other equity securities of (or warrants, rights or options to acquire shares or other equity securities of) any Subsidiary; or (b) cause or permit any Subsidiary to, directly or indirectly, issue, sell, assign, pledge or otherwise encumber or dispose of any of their respective or any of their respective Subsidiaries' shares of capital stock, partnership interests, or other securities (or warrants, rights or options to acquire any such shares or other securities), except, in each case under clause (a) or (b),
(i) to US Borrower or any of its Wholly-Owned Subsidiaries, (ii) to qualify directors if required by applicable law, (iii) the pledge thereof pursuant to the Security Documents and (iv) as permitted by subsection 8.2(d) or (k) (provided, in each case, such sale is for all of the capital stock of such Subsidiary) or by subsection 8.13(a) or
(b).

     8.25. Limitation on Other Restrictions on Amendment of Basic Documents. None of Holding, the Borrowers or the Subsidiaries shall enter into, suffer to exist or become or remain subject to any agreement or instrument to which any of them is a party or to which any of them or any property of any of them (now owned or hereafter acquired) may be subject or bound (except for the Loan Documents or the other Basic Documents (but with respect to the Basic Documents that are not Loan Documents, only as to themselves)) that would prohibit or restrict (including by way of any covenant, representation or warranty or event of default), or require the consent of any Person to any amendment to, or waiver or consent to departure from the terms of, any Basic Document (which, in the case of the Basic Documents that are not Loan Documents, would be materially adverse to the Lenders).

     8.26. Limitation on Swing Line Lenders. No Subsidiary Swing Line Borrower shall, and US Borrower shall not cause or permit any Subsidiary Swing Line Borrower to, have or arrange for, or enter into any agreement or understanding with respect to, more than one Lender acting at any one time as a Swing Line Lender for any Subsidiary Swing Line Borrower (or, for the UK Swing Line Borrowers, for them collectively), or for any Lender to replace any Swing Line Lender for any Subsidiary Swing Line Borrower unless all extensions of credit hereunder to the Subsidiary Swing Line Borrower to whom such replaced Swing Line Lender made extensions of credit hereunder have been paid in full and arrangements for potential L/C Obligations with respect to all Letters of Credit Issued and outstanding by such replaced Swing Line Lender have been provided for to the satisfaction of such replaced Swing Line Lender.


                              ARTICLE IX.

                           EVENTS OF DEFAULT
                           -----------------

     9.1. Event of Default. Any of the following shall constitute an "Event of Default":

          (a) Non-Payment. Any Loan Party fails to pay, (i) when and as required to be paid herein, any principal of any Loan or of any L/C Obligation or (ii) within three days after the same becomes due, any interest, fee or any other amount payable under any Loan Document.

          (b) Representation or Warranty. Any representation or warranty by any Loan Party made or deemed made in any Loan
     Document, or which is contained in any certificate, document or financial or other statement by any Loan Party or any Responsible Officer furnished at any time under any Loan Document, is incorrect in any material respect on or as of the date made or deemed made.

          (c) Specific Defaults. Any Loan Party fails to perform or observe any term, covenant or agreement contained in Section
     7.3(a) or in Article VIII.

          (d) Other Defaults. Any Loan Party fails to perform or observe any term, covenant or agreement (other than those referred to in subsections 9.1(a), (b) or (c) above) contained in any Loan Document, and such failure shall continue unremedied for a period of at least 30 days after the date upon which written notice thereof is given to the Borrowers by any Agent or any Lender.

          (e) Cross-Default. (i) Any Company fails to make any payment in respect of any one or more issues of Indebtedness (other than the Obligations) or Contingent Obligation having an aggregate principal of more than the Dollar Equivalent amount of U.S. $5.0 million beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness or Contingent Obligation was created or by which it is governed; or
     (ii) any Company fails to perform or observe any other term, condition or covenant, or any other event shall occur or condition exist, under any agreement or instrument relating to any Indebtedness or Contingent Obligation, if the effect of such failure, event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Indebtedness or Contingent Obligation (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause (with or without notice or passage of time or both), such Indebtedness to be declared to be due and payable prior to its stated maturity or to require any Company to redeem or purchase, or offer to redeem or purchase, all or any portion of such Indebtedness, or any such Indebtedness shall be required to be prepaid (other than by a regularly scheduled required prepayment or redemption) prior to the stated maturity thereof or such Contingent Obligation to become payable or cash collateral in respect thereof to be demanded; provided, however, that the aggregate amount of all such Indebtedness or Contingent Obligations so affected and cash collateral so required shall be in a Dollar Equivalent amount of U.S. $5.0 million or more.

          (f) Insolvency; Voluntary Proceedings. Any Company (i) ceases or fails to be solvent, or generally fails to pay, or admits in writing its inability to pay, its debts as they become due; (ii) commences or consents to any Insolvency Proceeding with respect to itself; or (iii) takes any action to effectuate or authorize any of the foregoing.

          (g) Involuntary Proceedings. (i) Any involuntary Insolvency Proceeding is commenced or filed against any Company, or any writ, judgment, warrant of attachment, execution or similar process is issued or levied against a Company, and such proceeding or petition shall not be dismissed, or such writ, judgment, warrant of attachment, execution or similar process shall not be released, vacated or fully bonded, within 60 days after commencement, filing or levy; (ii) any Company admits the material allegations of a petition against it in any Insolvency Proceeding, or an order for relief (or similar order under non-U.S. law) is ordered in any Insolvency Proceeding; or (iii) any Company acquiesces in the appointment of a receiver, receiver and manager, trustee, custodian, conservator, liquidator, mortgagee in possession (or agent therefor), or other similar person for itself or a substantial portion of its property or business.

          (h) ERISA. (i) An ERISA Event shall occur with respect to a Pension Plan or a Multiemployer Plan which has resulted or is reasonably likely to result in liability of a Loan Party under Title IV of ERISA to such Pension Plan or Multiemployer Plan or to the PBGC in an aggregate Dollar Equivalent amount in excess of U.S. $5.0 million; or (ii) the aggregate Dollar Equivalent amount of Unfunded Pension Liability among all Pension Plans at any time exceeds U.S. $5.0 million and as a result thereof a lien shall be imposed, a security interest shall be granted or a material liability is incurred, which lien, security interest or liability, in the reasonable judgment of the Required Lenders, is reasonably likely to result in a Material Adverse Effect.

          (i) Monetary Judgments. One or more non-interlocutory judgments, non-interlocutory orders, decrees or arbitration awards is entered against any Company involving in the aggregate a liability (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage) as to any single or related series of transactions, incidents or conditions, of a Dollar Equivalent amount of U.S. $5.0 million or more, and the same shall remain unvacated and unstayed pending appeal for a period of 30 days after the entry thereof.

          (j) Non-Monetary Judgments. Any non-monetary judgment, order or decree is entered against any Company which does or would reasonably be expected to have a Material Adverse Effect, and there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect.

          (k) Guarantees. Any Guarantee ceases to be in full force and effect (other than due to any effect of applicable foreign law or action by any foreign government) or any of the Guarantors repudiates, or attempts to repudiate, any of its obligations under any of the Guarantees.

          (l) Security Documents. Any Security Document shall cease to be in full force and effect (other than due to any effect of applicable foreign law or action by any foreign government), or shall cease to give the Administrative Agent the Liens, rights, powers and privileges purported to be created thereby, in favor of the Administrative Agent, superior to and prior to the rights of all third Persons and subject to no Liens other than Prior Liens and Liens expressly permitted by the applicable Security Document, or any judgment creditor having a Lien against any item of Collateral shall commence legal action to foreclose such Lien or otherwise exercise its remedies against any item of Collateral or either Borrower or any Subsidiary fails to comply with or to perform any material obligation or agreement under any Security Document within ten days after being requested by the Administrative Agent or any Lender, provided, however, that the foregoing shall not apply from and after the Investment Grade Date.

          (m) Change of Control. Any Change of Control shall occur.

          (n) Environmental Events. There shall have been asserted against any Company, claims, whether accrued, absolute or contingent, based on or arising from the generation, storage, transport, handling or disposal of Hazardous Materials by any Company or any Affiliate, or any predecessor in interest of any Company or any Affiliate, which claims are reasonably likely to be determined adversely to any Company and the amount of any such claim (insofar as it is payable by any Company but after deducting any portion thereof which is reasonably expected to be paid, discharged or forgiven by other creditworthy Persons jointly and severally liable therefor), is, singly or in the aggregate, reasonably likely to have a Material Adverse Effect.

     9.2. Remedies. If any Event of Default occurs, the Administrative Agent shall, at the request, or may, with the consent, of the Required
Lenders:

          (a) declare the commitment of each Lender to make Loans and the obligation of the L/C Lender to Issue Letters of Credit to be terminated, whereupon such commitments and obligation shall be terminated;

          (b) declare an amount equal to the maximum aggregate amount that is or at any time thereafter may become available for drawing under any outstanding Letters of Credit (whether or not any beneficiary shall have presented, or shall be entitled at such time to present, the drafts or other documents required to draw under such Letters of Credit) to be immediately due and payable, and declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Credit Agreement Loan Parties;

          (c) direct the Credit Agreement Loan Parties to pay (and the Credit Agreement Loan Parties agree that upon receipt of such notice, or upon the occurrence of an Event of Default specified in subsection 9.1(f) or (g) with respect to any Credit Agreement Loan Party, such Credit Agreement Loan Party will pay) to the Applicable Agent at the Agent's Payment Office such additional amount of cash, to be held as security by the Administrative Agent, as is equal to the aggregate undrawn face amount of all Letters of Credit issued for the account of any Credit Agreement Loan Party and then outstanding; and

          (d) exercise on behalf of the Administrative Agent and the Lenders all rights and remedies available to the Administrative Agent and the Lenders under the Loan Documents or applicable law;

provided, however, that upon the occurrence of any event specified in subsection (f) or (g) of Section 9.1, the obligation of each Lender to make Loans and any obligation of the L/C Lender to Issue Letters of Credit, shall automatically terminate and the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable without further act of the Administrative Agent, the L/C Lender or any other Lender.

     9.3. Rights Not Exclusive. The rights provided for in this Agreement and the other Loan Documents are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by law or in equity, or under any other instrument, document or agreement now existing or hereafter arising.


                              ARTICLE X.

                              THE AGENTS
                              ----------

     10.1. Appointment and Authorization. (a) Each Lender hereby irrevocably (subject to Section 10.9) appoints, designates and authorizes each Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. The Administrative Agent is expressly authorized to (A) execute and deliver, and approve the form and substance of, all Security Documents on the Original Closing Date and the Safeline Closing Date or any other time and take all actions incidental or related thereto and to execute and deliver, and approve the form and substance of, the Ratification Agreement (entered into on the Amendment and Restatement Date or the Second Amendment and Restatement
Date) and each Intercreditor Agreement entered into in connection with any Lien granted pursuant to subsection 8.1(u), (B) approve and agree with the Credit Agreement Loan Parties each form of Exhibit to this Agreement modified or added in connection with the amendments hereto effected on the Amendment and Restatement Date and the Second Amendment and Restatement Date, (C) execute and deliver, and approve the form and substance of, any release of all or part of security comprised in any Security Document which is necessary to ensure no transaction set forth on Schedule 1.8 (if and so long as such transactions are effected substantially on the terms set forth on
Schedule 1.8) results in a pledge of more than 65% of the capital stock of Safeline Limited, and take all actions incidental or related thereto, and (D) execute and deliver on behalf of the Lenders and the Agents all documents necessary to release Collateral from the Lien of the Loan Documents as and when permitted by Section 11.21. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, none of any Agent, the Arranger or any Co-Agent shall have any duties or responsibilities except those expressly set forth herein, nor shall any of any Agent, the Arranger or any Co-Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against any of any Agent, the Arranger or any Co-Agent or any of their affiliates. The provisions of this Article X are solely for the benefit of the Agents, the Arranger, the Co-Agents and the Lenders, and no Loan Party shall have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement, each Agent shall act solely as an Agent of the Lenders as provided for herein and no Agent assumes and shall not be deemed to have assumed any obligation or relationship of agency or trust with or for any Loan Party. None of the Documentation Agent, the Arranger or any Co-Agent shall have any responsibilities under any Loan Document, except as expressly set forth therein.

     (b) The L/C Lender shall act on behalf of the Revolving Facility Lenders with respect to any Letters of Credit Issued by it and the documents associated therewith until such time and except for so long as the Administrative Agent may agree at the request of the Required Lenders to act for the L/C Lender with respect thereto; provided, however, that the L/C Lender shall have all of the benefits and immunities (i) provided to the Administrative Agent in this Article X with respect to any acts taken or omissions suffered by the L/C Lender in connection with Letters of Credit Issued by it or proposed to be Issued by it and the application and agreements for letters of credit pertaining to the Letters of Credit as fully as if the term "Administrative Agent," as used in this Article X, included the L/C Lender with respect to such acts or omissions and (ii) as additionally provided in this Agreement with respect to the L/C Lender.

     (c) Each Swing Line Lender shall have all of the benefits and immunities (i) provided to the Administrative Agent in this Article X with respect to any acts taken or omissions suffered by such Swing Line Lender in connection with Swing Line Loans made or proposed to be made by it as fully as if the term "Administrative Agent," as used in this Article X, included the Swing Line Lenders with respect to such acts or omissions and (ii) as additionally provided in this Agreement with respect to the Swing Line Lenders.

     10.2. Delegation of Duties. Each Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. No Agent shall be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.

     10.3. Exculpatory Provisions. None of any Agent, the Arranger, any Co-Agent or any of their respective Affiliates shall (i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or under any other document or instrument referred to or provided for herein or therein or the transactions contemplated hereby or thereby (except for its own gross negligence or willful misconduct), (ii) be responsible in any manner to any of the Lenders for any recital, statement, representation or warranty made by any Loan Party or any Subsidiary or Affiliate of any Loan Party, or any officer thereof, contained in this Agreement or in any other Loan Document, under or in connection with, this Agreement or any other Loan Document, or the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or any other document referred to or provided for herein or therein, or for any failure of any Loan Party or any other party to any Loan Document to perform its obligations hereunder or thereunder, (iii) except to the extent that, with respect to any Agent, it is expressly instructed by the Lenders with respect to collateral security under the Security Documents, be required to initiate or conduct any litigation or collection proceedings hereunder or under any other Loan Document or (iv) with respect to any Agent, be under any obligation to take any action hereunder or under any other Loan Document if such Agent believes in good faith that taking such action may conflict with any law or any provision of any Loan Document, or may require such Agent to qualify to do business in any jurisdiction where it is not then so qualified. None of any Agent, the Arranger, any Co-Agent or any of their respective Affiliates shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Loan Party or any Subsidiary or Affiliate of any Loan Party.

     10.4. Reliance by Agents. (a) Each Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to any Loan Party or any Subsidiary), independent accountants and other experts selected by any Agent. Each Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document, unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Each Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document, in accordance with a request or consent of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders.

     (b) For purposes of determining compliance with the conditions specified in Section 5.1, each Lender that has executed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter either sent by any Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to the Lender.

     10.5. Notice of Default. No Agent shall be deemed to have knowledge or notice of the occurrence of any Event of Default or Unmatured Event of Default, unless such Agent shall have received written notice from a Lender or a Borrower referring to this Agreement, describing such Event of Default or Unmatured Event of Default and stating that such notice is a "notice of default." If an Agent receives such a notice, such Agent will notify the Lenders of its receipt thereof. Each Agent shall take such action with respect to such Event of Default or Unmatured Event of Default as may be requested by the Required Lenders in accordance with Article IX; provided, however, that, unless and until an Agent has received any such request, such Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default or Unmatured Event of Default as it shall deem advisable or in the best interest of the Lenders except to the extent that this Agreement expressly requires otherwise.

     10.6. Credit Decision. Each Lender acknowledges that none of any Agent, the Arranger, any Co-Agent or any of their respective Affiliates has made any representation or warranty to it, and that no act by any Agent hereafter taken, including any review of the affairs of any Loan Party, shall be deemed to constitute any representation or warranty by any Agent, the Arranger, any Co-Agent or any Lender. None of any Agent, the Arranger or any Co-Agent shall be required to keep itself informed as to the performance or observance by any Lender of this Agreement or any of the other Loan Documents or any other document referred to or provided for herein or therein or to inspect the properties or books of any Loan Party. Each Lender represents to each Agent, the Arranger and the Co-Agents that it has, independently and without reliance upon any Agent, the Arranger, any Co-Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit hereunder. Each Lender also represents that it will, independently and without reliance upon any Agent, the Arranger, any Co-Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement or any other Loan Document, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties. Except for notices, reports and other documents and information expressly herein required to be furnished to the Lenders by any Agent, none of any Agent, the Arranger or any Co-Agent shall have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Loan Parties which may come into the possession of any Agent, the Arranger, any Co-Agent or any of their respective Affiliates.

     10.7. Indemnification. Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand each Agent, the Arranger, the Co-Agents and each of their respective Affiliates (to the extent not reimbursed by or on behalf of the Loan Parties in accordance with the terms hereof and without limiting the obligation of the Borrowers to do so), pro rata (determined on the same basis used in determining Required Lenders), from and against any and all Losses which may at any time be imposed on, incurred by or asserted against any Agent, the Arranger or any Co-Agent in their respective capacity as such (including by any Lender) arising out of or by reason of any investigation in any way relating to or arising out of this Agreement or any other Loan Document, or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or the enforcement of any of the terms hereof or thereof or of any such other documents; provided, however, that (A) no Lender shall be liable for the payment to, the Arranger or any Co-Agent or any of their respective Affiliates of any portion of the Losses resulting from such Person's gross negligence or willful misconduct and (B) no non-Canadian Lender shall have any obligation to the Canadian Agent. Without limitation of the foregoing, each Lender shall reimburse the Administrative Agent upon demand for its ratable share (determined on the same basis used in determining Required Lenders) of any costs or out-of-pocket expenses (including Attorney Costs) incurred by such Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein or therein, to the extent that any Agent is not reimbursed for such expenses by or on behalf of the Loan Parties. The agreements set forth in this Section 10.7 shall survive the payment of all Loans and other obligations hereunder and the resignation or replacement of any Agent and shall be in addition to and not in lieu of any other indemnification agreements contained in any other Loan Document.

     10.8. Agents in Individual Capacity. Each Agent and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Loan Parties and Affiliates of the Loan Parties as though such Agent were not an Agent hereunder, without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, an Agent and its Affiliates may receive information regarding the Loan Parties or their Affiliates (including information that may be subject to confidentiality obligations in favor of the Borrowers or such Affiliates) and acknowledge that no Agent or any of its Affiliates shall be under any obligation to provide such information to them. With respect to its Loans, an Agent (and any of its Affiliates which may become a Lender) shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not an Agent or the L/C Lender. The terms "Lender" and "Lenders" shall, unless the context otherwise indicates, include Agent in its individual capacity.

     10.9. Successor Agents. Any Agent may, and at the request of the Required Lenders shall, resign as an Agent upon 30 days' notice to the Lenders and the Borrowers. If an Agent resigns under this Agreement, the Required Lenders shall appoint from among the Lenders a successor Agent, as applicable, which successor agent shall, so long as no Event of Default exists, be subject to the approval of the Borrowers (which approval shall not be unreasonably withheld or delayed). If no successor agent is appointed prior to the effective date of the resignation of an Agent, such Agent may appoint, after consulting with the Lenders and the Borrowers, a successor agent, from among the Lenders. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Agent, and the term "Administrative Agent," "Canadian Agent" or "Documentation Agent" shall mean such successor agent and the retiring Agent's appointment, powers and duties as such Agent shall be terminated. After the retiring Agent's resignation hereunder as such Agent, the provisions of this Article X and Section 11.4 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was such Agent under this Agreement. If no successor agent has accepted appointment as the applicable Agent by the date which is 30 days following the retiring Agent's notice of resignation, the retiring Agent's resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of such Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above. Each successor Agent shall comply with subsection 4.1(f).

     10.10. Holders. Each Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment, transfer or endorsement thereof, as the case may be, shall have been filed with such Agent. Any request, authority or consent of any Person or entity who, at the time of making such request or giving such consent, is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee, assignee or indorsee, as the case may be, of such Note or of any Note or Notes issued in exchange therefor.

     10.11. Failure To Act. Except for action expressly required of an Agent hereunder and under the other Loan Documents, each Agent shall in all cases be fully justified in failing or refusing to act hereunder and thereunder unless it shall receive further assurances to its satisfaction from the Lenders of their indemnification obligations under Section 10.7 against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action.


                              ARTICLE XI.

                             MISCELLANEOUS
                             -------------

     11.1. Amendments and Waivers. (a) Subject to Section 8.26, the Administrative Agent, each Swing Line Lender affected thereby and the Credit Agreement Loan Parties, without notice to or consent of any Lender or other Agent, may (i) add additional Swing Line Lenders for the Subsidiary Swing Line Borrowers (with only the new Swing Line Lender being deemed affected thereby), (ii) modify or amend the definition of Subsidiary Swing Line Borrowers, including by naming additional Subsidiaries as Subsidiary Swing Line Borrowers, or (iii) modify or amend the definition of the Subsidiary Swing Line Borrower Sublimits or US Borrower Sublimit so long as the Dollar Equivalent amount thereof on the date of such modification or amendment is not greater than the Swing Line Commitment (with only the Swing Line Lender which lends to the Subsidiary Swing Line Borrower whose sublimit is increased deemed affected thereby); provided, however, that no additional currencies to be made available to any Subsidiary Swing Line Borrower beyond that in effect on the Second Amendment and Restatement Date or thereafter approved in accordance with this Agreement may be effected pursuant to this sentence. No other amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent with respect to any other departure by any Credit Agreement Loan Party therefrom, shall be effective unless the same shall be in writing and signed by the Required Lenders (or by the Administrative Agent at the written request of the Required Lenders) and the Credit Agreement Loan Parties and acknowledged by the Administrative Agent, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that (i) no such waiver, amendment or consent shall, unless in writing and signed by all the affected Non-Defaulting Lenders (or by the Administrative Agent at the written request of all the affected Non-Defaulting Lenders) and the Credit Agreement Loan Parties and acknowledged by the Administrative Agent, do any of the following: (A) extend the term of any of the Commitments (it being understood that a waiver of any condition, covenant violation, Event of Default or Unmatured Event of Default shall not constitute a change in the term of any Commitment of any Lender) or extend the time or waive any requirement for the reduction or termination of any of the Commitments (or reinstate any Commitment terminated pursuant to Section 9.2) or change the currency in which any Loan or L/C Obligation is payable, except as expressly permitted herein (provided that the consent of the Lenders whose Loans or Commitments are being so changed (and none other) shall be required);
(B) extend the final scheduled maturity of any Loan or Note, or extend the expiration date of any Letter of Credit beyond the Termination Date or postpone or delay any date fixed for any payment of interest, fees or other amounts (other than interim principal payments and any prepayment of the Term Loans as a result of any of the events set forth in Section 2.7) due to the Lenders (or any of them) under any Loan Document; (C) reduce the principal of, or the rate of interest specified herein (other than as a result of waiving the applicability of any post-default increase in interest rates) on, any Loan or (subject to clause (5) below) any fees or other amounts payable under any Loan Document; (D) reduce the percentage set forth in the definition of the term "Required Lenders", or "Supermajority Lenders" (it being understood that additional extensions of credit pursuant to this Agreement consented to by the Required Lenders may be included in the determination of any such definition without notice or consent of any other Lender or Agent on substantially the same basis as the Commitments (and related extensions of credit) are included on the Second Amendment and Restatement Date); (E) release any material portion of the Collateral (except as expressly permitted by the Loan Documents), provided that from and after the Investment Grade Date all of the Collateral may be released as provided in Section 11.21; (F) amend this Section 11.1, Section 2.15, Article IV, or Section 11.4 or any provision herein or under any Loan Document providing for consent or other action by all Lenders; (G) release any Guarantor from its obligations under its Guarantee (except upon a permitted sale of such Guarantor); or (H) consent to the assignment or transfer by any Loan Party of its rights and obligations under any Loan Document or the making of any assignment of Loans or other Obligations or participation therein to any Loan Party or any Affiliate thereof; (ii) no such waiver, amendment or consent shall increase the Commitments of any Lender over the amount thereof then in effect without the consent of such Lender (it being understood that amendments, modifications or waivers of conditions precedent, covenants, Events of Default or Unmatured Events of Default shall not constitute an increase of the Commitment of any Lender); (iii) no consent of any Lender need be obtained, and the Administrative Agent is hereby authorized, to release any Lien securing the Obligations on property which is the subject of any disposition permitted by this Agreement and the other Loan Documents; (iv) no reduction of the percentage specified in the definition of "Required Revolving Facility Lenders" shall be made without the consent of each Revolving Facility Lender (it being understood that additional extensions of credit pursuant to this Agreement consented to by the Required Lenders may be included in such definition without notice to or consent of any other Lender or Agent on substantially the same terms as the Commitments (and related extensions of credit) are included on the Closing Date); (v) no reduction of the percentage specified in the definition of Required Canadian Lenders shall be made without the consent of each Canadian Lender (it being understood that additional extensions of credit pursuant to this Agreement consented to by the Required Lenders may be included in such definition without notice to or consent of any other Lender or Agent on substantially the same terms as the Commitments (and related extensions of credit) all included on the Second Amendment and Restatement Date); and (vi) no reduction of the percentage specified in the definition of "Majority Lenders of the Affected Tranche" shall be made without the consent of each Lender having a Term Loan Commitment or Term Loan (it being understood that additional extensions of credit pursuant to this Agreement consented to by the Required Lenders may be included in such definition without notice to or consent of any other Lender or Agent on substantially the same terms as the Commitments (and related extensions of credit) all included on the Second Amendment and Restatement Date); provided, further, however, that (1) no amendment, waiver or consent shall, unless in writing and signed by the L/C Lender in addition to the Required Lenders or all Non-Defaulting Lenders, as the case may be, affect the rights or duties of the L/C Lender under this Agreement or any L/C-Related Document, (2) no amendment, waiver or consent shall, unless in writing signed by each Swing Line Lender affected thereby in addition to the Required Lenders or all Non-Defaulting Lenders, as the case may be, affect the rights or duties of any Swing Line Lender under any Loan Document, (3) no amendment, waiver or consent shall, unless in writing and signed by the Applicable Agent in addition to the Required Lenders or all Non-Defaulting Lenders, as the case may be, affect the rights or duties of the Applicable Agent under any Loan Document, (4) no amendment, waiver or consent (including any of the foregoing with respect to any representation, warranty, covenant, default or other matter which is otherwise effective for purposes of this Agreement) shall, unless in writing and signed by the (I) Required Revolving Facility Lenders, be effective for determining whether the conditions precedent to any Credit Extension under the Revolving Facility have been satisfied or (II) Required Canadian Lenders, be effective for determining whether the conditions precedent to any Credit Extension under the Canadian Facility have been satisfied, (5) the Fee Letters may be amended, or rights or privileges thereunder waived, in accordance with their respective terms, (6) no amendment, waiver or consent shall, unless in writing signed by the Majority Lenders of the Affected Tranche, in addition to the Required Lenders, (x) change the application of prepayments under Section 2.7 as among the Term Loan Facilities or the order in which such prepayments are applied to any such Facility (although any required prepayment under Section 2.7 may be waived or amended, in whole or in part, by the Supermajority Lenders so long as the application of any such prepayment which is still made is not altered) or (y) extend the time for any scheduled Amortization Payments or reduce the principal amount of any scheduled Amortization Payment, and (7) no amendment, waiver or consent shall, unless in writing and signed by all Canadian Lenders in addition to the Required Lenders or all Lenders, as the case may be, affect the rights or duties of the Canadian Lenders under this Agreement or any other Loan Document; provided, further, still, however, that no amendment, waiver or consent shall, unless in writing signed by the Supermajority Lenders, amend, waive or consent to the departure from any required prepayment under Section 2.7. In the case of any waiver effected in accordance with this Section 11.1, the Loan Parties, the Lenders and the Agents shall be restored to their former position and rights under each Loan Document, and any Event of Default or Unmatured Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Event of Default or Unmatured Event of Default, or impair any right consequent thereon. Any amendment, waiver or consent effected in accordance with this Section 11.1 shall be binding upon each holder of the Notes at the time outstanding, each future holder of the Notes and, if signed by the Credit Agreement Loan Parties, on the Credit Agreement Loan Parties and the other Loan Parties.

     (b) If, in connection with any proposed amendment, waiver or consent to any of the provisions of this Agreement as contemplated by clauses (i)(A)-(H), inclusive, of the first proviso to subsection 11.1(a), the consent of the Required Lenders is obtained but the consent of one or more of such other Lenders whose consent is required is not obtained, then the Credit Agreement Loan Parties shall have the right to replace each such non-consenting Lender or Lenders (so long as all non-consenting Lenders are so replaced) with one or more Replacement Lenders pursuant to Section 4.8 so long as at the time of such replacement each such Replacement Lender consents to the proposed amendment, waiver or consent; provided, however, that the Credit Agreement Loan Parties shall not have the right to replace a Lender solely as a result of the exercise of such Lender's rights (and the withholding of any required consent by such Lender) pursuant to clauses (ii), (iii) or (iv) of the first proviso of subsection 11.1(a) or the second or third proviso to subsection 11.1(a).

     11.2. Notices. (a) Except as otherwise expressly provided herein, all notices, requests and other communications hereunder and under the Security Documents (including any modifications of, or waivers, requests or consents under, this Agreement) shall be in writing (including, unless the context expressly otherwise provides, by facsimile transmission; provided, however, that any matter transmitted by any Credit Agreement Loan Party (x) to any Agent or any Applicable Swing Line Lender by facsimile shall be immediately confirmed by a telephone call to the recipient at the number specified on Schedule
11.2 and (y) to any Lender by facsimile shall be immediately confirmed by a telephone call to the recipient at the number specified on
Schedule 11.2 or by overnight mail to the recipient at the address specified on Schedule 11.2) and mailed, faxed or delivered to the applicable party at the address or facsimile number specified for notices on Schedule 11.2 (which such facsimile notices shall be confirmed by overnight mail); or, as directed to any Credit Agreement Loan Party or any Agent or any Applicable Swing Line Lender, to such other address as shall be designated by such party in a written notice to the other parties, and as directed to any other party, at such other address as shall be designated by such party in a written notice to the Credit Agreement Loan Parties and the Agents and the Applicable Swing Line Lenders (it being understood that these provisions with respect to any Applicable Swing Line Lenders and any Subsidiary Swing Line Borrower to which it has agreed to make Swing Line Loans shall apply only to such parties.)

     (b) All such notices, requests and communications shall be effective, (i) if transmitted by overnight delivery or faxed, when delivered or transmitted in legible form by facsimile machine, respectively, (ii) if mailed, upon receipt or (iii) if delivered, upon delivery; except that notices pursuant to Article II, III or X to an Agent shall not be effective until actually received by such Agent, and notices pursuant to Article III to the L/C Lender shall not be effective until actually received by the L/C Lender.

     (c) Any agreement of any Agent and the Lenders herein to receive certain notices by telephone or facsimile is solely for the convenience and at the request of the Credit Agreement Loan Parties. The Agents and the Lenders shall be entitled to rely on the authority of any Person purporting to be a Person authorized by a Credit Agreement Loan Party to give such notice, and neither any Agent nor any Lenders shall have any liability to any Credit Agreement Loan Party or any other Person on account of any action taken or not taken by an Agent or any Lender in reliance upon such telephonic or facsimile notice. The obligation of the Credit Agreement Loan Parties to repay the Loans and L/C Obligations shall not be affected in any way or to any extent by any failure by any Agent or any Lender to receive written confirmation of any telephonic or facsimile notice or the receipt by the Administrative Agent or any Lender of a confirmation which is at variance with the terms understood by such Agent or such Lender to be contained in the telephonic or facsimile notice.

     (d) All notices to the Canadian Agent shall also be sent simultaneously to the Administrative Agent.

     11.3. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of any Agent or any Lender, any right, remedy, power or privilege hereunder or under any other Loan Document, and no course of dealing between any Loan Party and any Agent or Lenders shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder or under any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege hereunder or under such other Loan Document. The rights and remedies expressly provided herein are cumulative and not exclusive of any rights or remedies provided by law. No notice to or demand upon any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Agents or the Lenders to any other or further action in any circumstance without notice or demand.

     11.4. Expenses, Indemnity, etc. Each Credit Agreement Loan Party agrees: (a) to pay or reimburse the Agents for its proportionate share of all of their reasonable out-of-pocket costs and expenses (including the reasonable fees and expenses of Cahill Gordon & Reindel and of all local and foreign counsel) in connection with (i) the negotiation, preparation, execution and delivery of this Agreement and the other Loan Documents and the extensions of credit hereunder, the administration of the transactions contemplated hereby (including the monitoring of the Collateral) and the Arranger's syndication efforts (including the Agents' due diligence investigation expenses) with respect to this Agreement and (ii) the negotiation or preparation of any modification, supplement or waiver of any of the terms of this Agreement or any of the other Loan Documents (whether or not consummated or effective); (b) to pay or reimburse each of the Lenders and each Agent for its proportionate share of all reasonable out-of-pocket costs and expenses of the Lenders and each Agent (including Attorney Costs of each Agent and the Lenders) in connection with (i) protection of the Lenders' rights following any Event of Default and any enforcement or collection proceedings resulting therefrom, including all manner of participation in or other involvement with (x) bankruptcy, insolvency, receivership, foreclosure, winding up, dissolution or liquidation proceedings, (y) judicial or regulatory proceedings, and (z) workout, restructuring or other negotiations or proceedings (whether or not the workout, restructuring or transaction contemplated thereby is consummated), and
(ii) the enforcement of this Section 11.4; and (c) to pay or reimburse each of the Lenders and each Agent for its proportionate share of all transfer, stamp, documentary or other similar taxes, assessments or charges levied by any governmental or revenue authority in respect of this Agreement or any of the other Loan Documents or any other document referred to herein or therein and all costs, expenses, taxes, assessments and other charges (including title insurance and Attorney Costs) incurred in connection with any filing, registration, recording or perfection of any security interest contemplated by any Loan Document or any other document referred to therein.

     Subject to the limitations under Article IV, each Credit Agreement Loan Party agrees, whether or not the transactions contemplated hereby are consummated, to indemnify each Lender, each Agent, each Co-Agent and each of their respective directors, officers, employees, attorneys, trustees and agents (each, an "Indemnified Person") from, and hold each of them harmless against, its proportionate share of any and all Losses incurred by any of them in connection with any Proceeding (whether or not any Agent, any Co-Agent or any Lender is a party thereto and whether or not brought by or on behalf of any Loan Party or any other Person) arising out of or by reason of relating to any of the Loan Documents, the extensions of credit hereunder or any actual or proposed use by any Credit Agreement Loan Party or any Subsidiary of the proceeds of any of the extensions of credit hereunder or the use of any collateral security for the Loans (including the exercise by any Agent or any Lender of the rights and remedies or any power of attorney with respect thereto and any action or inaction in respect thereof), but excluding any such Losses to the extent resulting from the gross negligence or bad faith of the Indemnified Person. Without limiting the generality of the foregoing, each Credit Agreement Loan Party agrees to (x) indemnify each Agent for any payments that any Agent is required to make under any indemnity issued to any Lender referred to in any Security Document, and (y) indemnify each Lender and each other Indemnified Person from, and hold each Lender and each other Indemnified Person harmless against, any Losses described in the preceding sentence (net of insurance proceeds actually received but excluding, as provided in the preceding sentence, any Loss to the extent resulting from the gross negligence or bad faith of such Indemnified Person) arising under any Environmental Law based on or arising out of (A) the past, present or future operations of either Borrower or any Subsidiary (or any predecessor in interest to either Borrower or any Subsidiary), (B) the past, present or future condition of any facility or property owned, operated or leased at any time by either Borrower or any Subsidiary (or any of their respective predecessors in interest), or (C) any Release or threatened Release of any Hazardous Materials at, under or from any such facility or property, including, without limitation, any such Release or threatened Release that shall occur during any period when any Lender or other Indemnified Person shall be in possession of any such facility or property following the exercise by such Lender or other Indemnified Person of any of its rights and remedies hereunder or under any of the Security Documents, and the alleged disposal or alleged arranging for disposal or treatment of any Hazardous Materials by either Borrower or any Subsidiary (or any of their respective predecessors in interest) at any third-party site.

     To the extent that the undertaking to indemnify and hold harmless set forth in this Section 11.4 is unenforceable because it is violative of any law or public policy or otherwise, each Credit Agreement Loan Party shall contribute the maximum portion that each of them is permitted to pay and satisfy under applicable law to the payment and satisfaction of all indemnified liabilities incurred by any of the Persons indemnified hereunder.

     Each Credit Agreement Loan Party also agrees that no Indemnified Person shall have any liability (whether direct or indirect, in contract or tort or otherwise) for any Losses to any Loan Party or any Loan Party's security holders or creditors resulting from, arising out of, in any way related to or by reason of, any matter referred to in the second paragraph of this Section 11.4, except to the extent that any Loss resulted from the gross negligence or bad faith of such Indemnified Person.

     In the event that any Indemnified Person is requested or required to appear as a witness in any Proceeding brought by or on behalf of or against any Loan Party or any affiliate of any Loan Party in which such Indemnified Person is not named as a defendant, each Credit Agreement Loan Party agrees to reimburse each Indemnified Person for all reasonable out-of-pocket expenses and all reasonable allocable costs of in-house legal counsel incurred by each Indemnified Person in connection with such Indemnified Person's appearing and preparing to appear as such a witness, including the reasonable fees and disbursements of one common counsel for all Indemnified Persons.

     Each Credit Agreement Loan Party agrees that, without the prior written consent of the Administrative Agent, the Arranger and the Required Lenders, no Loan Party will settle, compromise or consent to the entry of any judgment in any pending or threatened Proceeding in respect of which indemnification could be sought under the indemnification provisions of this Section 11.4 (whether or not any Indemnified Person is an actual or potential party to such Proceeding), unless such settlement, compromise or consent includes an unconditional written release reasonably satisfactory to the Administrative Agent, the Arranger and the Required Lenders of each Indemnified Person from all liability arising out of such Proceeding and does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of any Indemnified Person and does not involve any payment of money or other value by any Indemnified Person or any injunctive relief or factual findings or stipulations binding on any Indemnified Person. No Indemnified Person shall settle, compromise or consent to the entry of any judgment in any pending or threatened Proceeding without the prior written consent of the Borrowers, which consent shall not be unreasonably withheld or delayed.

     11.5. Payments Pro Rata. Subject to Section 2.15, each Applicable Agent agrees that promptly after its receipt of each payment from or on behalf of any Loan Party in respect of any Obligations of such Loan Party, it shall distribute such payment to the Lenders based upon their respective Pro Rata Shares, if any, of the Obligations with respect to which such payment was received.

     11.6. Payments Set Aside. To the extent that a Credit Agreement Loan Party makes a payment to an Applicable Agent or any Lender, or an Applicable Agent or any Lender exercises its right of set-off, and such payment or the proceeds of such set-off or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by an Applicable Agent or such Lender in its discretion) to be repaid to a trustee, receiver, receiver manager or any other party, in connection with any Insolvency Proceeding or otherwise, then (a) to the extent of such recovery the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred and (b) each Lender severally agrees to pay to such Applicable Agent upon demand its pro rata share of any amount so recovered from or repaid by such Applicable Agent.

     11.7. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     11.8. Assignments and Participations, etc. (a) No Credit
Agreement Loan Party may assign its rights or obligations hereunder or under the Notes without the prior written consent of all of the Lenders and the Agents.

     (b) Any Lender may, with the written consent of the Borrowers and the Agents (and Scotiabank in its capacity as a Swing Line Lender and Scotiabank in its capacity as an L/C Lender in the case of any assignment of Revolving Facility Commitments) (which consent, in each case, shall not be unreasonably withheld or delayed), at any time assign and delegate to one or more Eligible Assignees (provided that, except with respect to any assignment of a Revolving Note, which shall require the consent of the Borrowers as described above, no written consent of the Borrowers, any Agent, any Swing Line Lender or any L/C Lender shall be required in connection with any assignment and delegation by a Lender to an Eligible Assignee that is an Affiliate of such Lender or to another Lender) (each an "Assignee") (in which case, the Assignee and assignor Lenders shall give notice of the assignment to the Agents) all or any part of the Loans, the Commitments, the L/C Obligations and the other rights and obligations of such Lender hereunder, which assignment, other than to a Lender or an Affiliate of a Lender, shall be in a minimum (unless the Borrowers and the Agents agree to a lesser amount) Dollar Equivalent amount of U.S. $5.0 million (or, in the case of any assignment of a portion of the Canadian Commitment, a minimum amount of Cdn. $5.0 million) or, if less, the entire amount of all Loans, the Commitments, L/C Obligations and other rights and obligations of such Lender hereunder in any Facility; provided, however, that (i) in no event may any such assignment be made to the Credit Agreement Loan Parties or any of their Affiliates; (ii) the Credit Agreement Loan Parties and the Agents may continue to deal solely and directly with such Lender in connection with the interest so assigned to an Assignee until (x) written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, shall have been given to any Credit Agreement Loan Party and the Agents by such Lender and the Assignee, (y) such Lender and its Assignee shall have delivered to the Borrowers and the Administrative Agent an Assignment and Acceptance in the form of Exhibit G ("Assignment and Acceptance") together with any Note or Notes subject to such assignment, and (z) the assignor Lender shall have paid to the Administrative Agent a processing fee in the amount of U.S. $3,000 (except that no such fee shall apply to assignments by any Lender to any of its Affiliates); and (iii) no Canadian Lender may assign any of its rights and obligations hereunder unless arrangements satisfactory to Canadian Borrower and the Canadian Agent have been made for one or more Lenders to act (or to cause their respective Affiliates to act) as Canadian Lenders hereunder in the full amount of the Canadian Commitment of such Lender. Notwithstanding any other term of this subsection 11.8(b), the agreement of any Swing Line Lender to provide the Swing Line Commitment shall not impair or otherwise restrict in any manner the ability of such Swing Line Lender to make any assignment of its Loans or Commitments in accordance with the provisions of this Section 11.8, it being understood and agreed that such Swing Line Lender may terminate its Swing Line Commitment, either in whole or in part, in connection with the making of any assignment; provided, however, that the Assignee assumes the Swing Line Commitment of such Swing Line Lender. At the time of each assignment pursuant to this subsection 11.8(b) to a Person which is not already a Lender hereunder within the same Facility, the Assignee shall provide to the Credit Agreement Loan Parties and the Agents the appropriate forms and certificates described in subsection 4.1(f) (except to the extent expressly provided otherwise). To the extent that an assignment of all or any portion of a Lender's Commitments and related outstanding Obligations pursuant to this subsection 11.8(b) would, at the time of such assignment, result in increased costs payable to such assignee Lender under Section 4.1, 4.3 or 4.4 from those being charged by the respective assigning Lender prior to such assignment, then no Credit Agreement Loan Party shall be obligated to pay such increased costs (although the Credit Agreement Loan Parties shall be obligated to pay any other increased costs of the type described above resulting from changes after the date of the respective assignment). In connection with any assignment it is agreed that, among other things, the imposition of any withholding tax applicable at the time of assignment on payments to an Eligible Assignee at the time of assignment or the inability of an Eligible Assignee to provide Loans in any Offshore Currency in which Loans under the Facility being assigned are made at the time of assignment (unless all Lenders are then so unable) shall be reasonable grounds to withhold consent required from the Borrowers; provided, however, that in connection with any assignment by a UK Lender, the parties acknowledge that (i) in the case of an Eligible Assignee that qualifies as a UK Qualifying Lender by reason of being a Treaty Lender, if such Eligible Assignee shall have delivered a UK Certificate in compliance with the provisions of Section 4.1(f)(viii)(C), the potential imposition of UK withholding tax while such UK Certificate is being processed or considered by the appropriate taxing authorities shall not be reasonable grounds for withholding such consent, but (ii) the Borrowers shall have reasonable grounds to withhold consent in the case of an assignment by a Treaty Lender to an Eligible Assignee that is not a UK Qualifying Lender (including certain banks which generally would qualify as UK Qualifying Lenders).

     (c) From and after the date that the Agents notify the assignor Lender that they have received (and provided their consent and, to the extent required, received the consents of the Credit Agreement Loan Parties and the L/C Lender with respect to) an executed Assignment and Acceptance and payment of the above-referenced processing fee, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights hereunder have been assigned to it and obligations hereunder have been assumed by it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Lender under the Loan Documents, and (ii) the assignor Lender shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under the Loan Documents.

     (d) Any Lender may at any time sell to one or more commercial banks or other Persons that are not Affiliates of any Borrower (a "Participant") participating interests in all or any part of any Loan, the Commitment of such Lender and the other interests of such Lender (the "originating Lender") hereunder and under the other Loan Documents; provided, however, that (i) the originating Lender's obligations under this Agreement shall remain unchanged, (ii) the originating Lender shall remain solely responsible for the performance of such obligations, (iii) the Credit Agreement Loan Parties, the Swing Line Lenders, the L/C Lender and the Agents shall continue to deal solely and directly with the originating Lender in connection with the originating Lender's rights and obligations under this Agreement and the other Loan Documents, and (iv) no Lender shall transfer or grant any participating interest under which the Participant has rights to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document, except to the extent such amendment, consent or waiver would (1) extend the final scheduled maturity of any Loan, Note or Letter of Credit (unless such Letter of Credit is not extended beyond the Termination Date) in which such Participant is participating, or reduce the rate or extend the time of payment of interest or fees thereon (except in connection with a waiver of applicability of any post-default increase in interest rates) or reduce the principal amount thereof, or increase the amount of the Participant's participation over the amount thereof then in effect (it being understood that a waiver of any condition, covenant, violation, Event of Default or Unmatured Event of Default shall not constitute a change in the terms of such participation, and that an increase in any Revolving Facility Commitment or Revolving Facility Loan shall be permitted without the consent of any Participant if the Participant's participation is not increased as a result thereof), (2) consent to the assignment or transfer by any Credit Agreement Loan Party of any of its rights and obligations under this Agreement or (3) release all or substantially all of the Collateral under all of the Security Documents (except as expressly provided in the Loan Documents) supporting the Loans hereunder in which such Participant is participating. In the case of any such participation, the Participant shall be entitled to the benefit of Sections 2.15, 4.1, 4.3, 4.4, 4.6 and 11.4 as though it were also a Lender hereunder (provided that the originating Lender and not any Credit Agreement Loan Party shall be obligated to pay any amount under Section 4.1, 4.3, 4.4 or 4.6 to any Participant which is greater than a Credit Agreement Loan Party would have been required to pay to the originating Lender if no such participation had been sold), and if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, the Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement. Each originating Lender shall indemnify and hold harmless each Credit Agreement Loan Party and each Agent from and against any taxes, penalties, interest and other costs and losses (including Attorney Costs) incurred or payable by any Credit Agreement Loan Party or any Agent as a result of the failure of any Credit Agreement Loan Party or any Agent to comply with its obligations to deduct or withhold any Taxes from any payments made pursuant to this Agreement to such Lender or any Agent, as the case may be, which Taxes would not have been incurred or payable if such Participant had been a Lender that had complied with the requirements of subsection 4.1(f) (including subsection 4.1(f)(iii)).

     (e) Notwithstanding any other provision in this Agreement, any Lender may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement and any Note held by it in favor of any U.S. Federal Reserve Bank in accordance with Regulation A and any Operating Circular issued by such U.S. Federal Reserve Bank. No such assignment shall release the assigning Lender from its obligations hereunder.

     (f) Each Credit Agreement Loan Party shall and shall cause each of its Subsidiaries to assist any Lender in effectuating any assignment or participation pursuant to this subsection 11.8(f)
(including during syndication) in whatever manner such Lender reasonably deems necessary, including the participation in meetings with prospective Assignees.

     11.9. Confidentiality. (a) Each of the Lenders agrees that it will use its reasonable efforts not to disclose without the prior consent of the Borrowers (other than to its employees, auditors, counsel or other professional advisors, to Affiliates or to another Lender if the Lender or such Lender's holding or parent company in its sole discretion determines that any such party should have access to such information) any information with respect to the Borrowers or any of their Subsidiaries which is furnished pursuant to this Agreement; provided, however, that any Lender may disclose any such information
(i) as has become generally available to the public, (ii) as may be required or appropriate in any report, statement or testimony submitted to any municipal, state, provincial or U.S. Federal or foreign regulatory body having or claiming to have jurisdiction over such Lender or to the U.S. Federal Reserve Board or the U.S. Federal Deposit Insurance Corporation or the NAIC or similar organizations (whether in the United States or elsewhere) or their successors, (iii) as may be required or appropriate in response to any summons or subpoena or in connection with any litigation (provided that, where practicable, the Borrowers shall be afforded prior notice thereof and a reasonable opportunity to contest such summons or subpoena; it being understood, however, that the Agents and Lenders shall be permitted in any event to comply with such summons or subpoena), (iv) to comply with any law, order, regulation or ruling applicable to such Lender,
(v) to any prospective transferee in connection with any contemplated transfer of any of the Notes or any interest therein by such Lender; provided, however, that the transferring Lender shall use reasonable efforts to procure that such prospective transferee (unless it is a Lender) executes an agreement with such Lender containing provisions substantially identical to those contained in this Section 11.9, and
(vi) to any direct or indirect contractual counterparties in swap agreements or such contractual counterparties' professional advisors provided that such contractual counterparty or professional advisor to such contractual counterparty agrees in writing to keep such information confidential to the same extent required of the Lenders hereunder.

     (b) Each Credit Agreement Loan Party hereby acknowledges and agrees that each Lender may share with any of its Affiliates any information related to any Credit Agreement Loan Party or any of its Subsidiaries (including, without limitation, any nonpublic customer information regarding the creditworthiness of any Credit Agreement Loan Party and its Subsidiaries, provided that such Persons shall be subject to the provisions of this Section 11.9 to the same extent as such Lender).

     (c) Notwithstanding anything herein to the contrary, each Credit Agreement Loan Party hereby acknowledges and agrees that each Lender may share any information with respect to any Credit Agreement Loan Party or any of its Subsidiaries furnished pursuant to this Agreement to any Person which shares or bears, whether directly or indirectly, such Lender's economic benefits or burdens hereunder; provided, however, that such Person shall be subject to the provisions of this
Section 11.9 to the same extent as such Lender.

     11.10. Set-off. In addition to any right or remedy of the Lenders now or hereafter provided by law, and not by way of limitation of any such right or remedy, during the continuance of an Event of Default such Lender is authorized at any time and from time to time, without prior notice to any Credit Agreement Loan Party, any such notice being waived by the Credit Agreement Loan Parties to the fullest extent permitted by law, to set off and to appropriate and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, such Lender (including by branches and agencies of such Lender wherever located) to or for the credit or the account of the applicable Credit Agreement Loan Party against such amount, irrespective of whether or not any Agent or such Lender shall have made demand under this Agreement or any Loan Document, including all interests in Obligations of such Loan Party purchased by such Lender pursuant to Section 2.19 and all other claims of any nature or description arising out of or connected with any Loan Document, irrespective of whether or not such Lender shall have made any demand hereunder and although said Obligations, liabilities or claims, or any of them, shall be contingent or unmatured. Each Lender agrees promptly to notify the applicable Credit Agreement Loan Party and the Agents after any such set-off and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application.

     11.11. Notification of Addresses, Lending Offices, etc. Each Lender shall notify the Agents in writing of any change in the address to which notices to such Lender should be directed, of addresses of any Lending Office, of payment instructions in respect of all payments to be made to it hereunder and of such other administrative information as the Agents shall reasonably request.

     11.12. Counterparts. This Agreement may be executed in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of which taken together shall be deemed to constitute but one and the same instrument. Any of the parties hereto may execute this Agreement by signing any such counterpart.

     11.13. Severability; Modification To Conform to Law. It is the intention of the parties that this Agreement be enforceable to the fullest extent permissible under applicable law, but that the unenforceability (or modification to conform to such law) of any provision or provisions hereof shall not render unenforceable, or impair, the remainder hereof. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, this Agreement shall, as to such jurisdiction, be deemed amended to modify or delete, as necessary, the offending provision or provisions and to alter the bounds thereof in order to render it or them valid and enforceable to the maximum extent permitted by applicable law, without in any manner affecting the validity or enforceability of such provision or provisions in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

     11.14. No Third Parties Benefitted. This Agreement is made and entered into for the sole protection and legal benefit of the Credit Agreement Loan Parties, the Lenders, the Agents and the Affiliates of the Agents, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any other Loan Document.

     11.15. Governing Law; Submission to Jurisdiction; Venue. (a) THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL, EXCEPT AS OTHERWISE SET FORTH THEREIN, BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW THEREOF. Any legal action or proceeding with respect to this Agreement or any other Loan Document may be brought in the courts of the State of New York or of the United States for the Southern District of New York and, by execution and delivery of this Agreement, each Loan Party hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each Loan Party hereby further irrevocably waives any claim that any such courts lack jurisdiction over such Loan Party, and agrees not to plead or claim, in any legal action or proceeding with respect to this Agreement or any other Loan Document brought in any of the aforesaid courts, that any such court lacks jurisdiction over such Loan Party. Each Loan Party irrevocably consents to the service of process in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such Loan Party, at its address for notices pursuant to
Section 11.2, such service to become effective 30 days after such mailing. Each Loan Party hereby irrevocably waives any objection to such service of process and further irrevocably agrees not to plead or claim in any action or proceeding commenced hereunder or under any other Loan Document that service of process was in any way invalid or in effective. Nothing herein shall affect the right of any Agent, any Lender or the holder of any Note to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against any Loan Party in any other jurisdiction.

     (b) Each Credit Agreement Loan Party on its own behalf and each Borrower on behalf of each other Loan Party hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid proceedings arising out of or in connection with this Agreement or any other Loan Document brought in the courts referred to in clause (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such proceeding brought in any such court has been brought in an inconvenient forum.

     11.16. Waiver of Jury Trial. Each of the parties to this Agreement hereby irrevocably waives all right to a trial by jury in any proceeding or counterclaim arising out of or relating to this Agreement, any other Loan Document or any of the transactions contemplated hereby or thereby. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

     11.17. Judgment. If, for the purpose of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of each Credit Agreement Loan Party in respect of any such sum due from it to the Administrative Agent hereunder or under any other Loan Document shall, notwithstanding any judgment in a currency (the "Judgment Currency") other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the "Agreement Currency"), be discharged only to the extent that on the Business Day following receipt by the Applicable Agent of any sum adjudged to be so due in the Judgment Currency, such Agent may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Applicable Agent in the Agreement Currency, each Credit Agreement Loan Party agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Agent or the Person to whom such obligation was owing against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Applicable Agent in such currency, such Agent agrees to return the amount of any excess to the applicable Credit Agreement Loan Party (or to any other Person who may be entitled thereto under applicable law).

     11.18. Prior Understandings. This Agreement, together with the other Loan Documents, embodies the entire agreement and understanding among the Credit Agreement Loan Parties, the Lenders and the Agents, and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof, except that as between the Loan Parties and the Arranger and the Agent the following shall continue to remain in effect: (a) the Commitment Letter dated November [ ], 1997 between US Borrower and Merrill Lynch Capital Corporation (other than
(A) the Term Sheet (as defined in the Commitment Letter) and (B) the commitments of Merrill Lynch Capital Corporation thereunder), and (b) the Fee Letters.

     11.19. Survival. The obligations of the Credit Agreement Loan Parties under Article IV and Sections 11.4, 11.15 and 11.16 shall survive the repayment of the Loans and other Obligations and the termination of the Commitments and, in the case of any Lender that may assign any interest in its Commitments, Loans or Letter of Credit interest hereunder, shall survive the making of such assignment, notwithstanding that such assigning Lender may cease to be a "Lender" hereunder.

     11.20. CH Foreign Subsidiary Mortgages. Notwithstanding anything else herein to the contrary, after the Original Closing Date, in order to reduce or eliminate the potential imposition of withholding taxes, at CH Borrower's request, the Agent shall permit Mortgages with respect to Mortgaged Properties securing any Foreign Subsidiary Guarantee to be released and to be replaced by Mortgages in favor of CH Borrower securing intercompany indebtedness owed by the applicable Foreign Subsidiary Guarantor to CH Borrower; provided, however, that
(i) such intercompany indebtedness is pledged by CH Borrower to secure its Obligations hereunder pursuant to the Securities Pledge Agreement entered into by CH Borrower and the documents evidencing such intercompany indebtedness and such Mortgages are delivered to the Administrative Agent; (ii) the Administrative Agent receives opinions of counsel satisfactory to the Administrative Agent with respect to the validity, binding effect and enforceability of such mortgages and the perfection of the security interest created by such mortgages, which opinions of counsel shall be substantially equivalent in form and substance to the opinions of counsel delivered with respect to the Mortgages being replaced; and (iii) all other matters relating to such transactions shall be in form and substance reasonably satisfactory to the Administrative Agent and its counsel and the Loan Parties shall take all action and execute all documents and instruments as are reasonably requested by the Administrative Agent to provide for the security interest therein of the Lenders. The Administrative Agent and the Lenders shall take all actions, at the expense of the Borrowers, reasonably requested by the Borrowers to effect such transactions.

     11.21. Release of Collateral. From and after the Investment Grade Date the Administrative Agent shall, at the request and sole expense of US Borrower, take any action and execute all documents and instruments to effect the release of the Lien of the Loan Documents (as well as of Swap Contracts with Lenders or their Affiliates) on the Collateral.

     11.22. Amendments Effective Regardless of Effectiveness of Second Amended and Restated Credit Agreement. Notwithstanding the failure of any condition to the effectiveness of this Second Amended and Restated Credit Agreement set forth in Section 5.3 or elsewhere, each of the following provisions shall be effective upon execution and delivery of this document by the parties hereto and shall amend the Amended and Restated Credit Agreement:

          (a) The parties hereby agree that for any Security Document entered into on or after the Original Closing Date securing Swap Obligations (as defined in any such Security Document) pursuant to a Swap Contract, the term Swap Obligations shall include, in addition to Swap Contracts entered into with any Lender, Swap Contracts entered into with any Affiliate of any Lender. In any such Security Document, the term Secured Parties shall include, in addition to Lenders, Affiliates of any Lender who entered into Swap Contracts with US Borrower or any Subsidiary; provided, however, that if such Security Document does not secure the obligations, or a guarantee of the obligations, under this Agreement of US Borrower, then in such case with respect to such Security Document no such change shall be effected; and

          (b) Notwithstanding anything to the contrary contained in the Amended and Restated Credit Agreement, from and including November 12, 1997 to and including November 20, 1997, Borrowers may elect an Interest Period different from those contained in the definition of Interest Period above.

                           [Signature Pages Follow]



     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                 METTLER-TOLEDO, INC. (the survivor of
                                    the merger of MT Acquisition Corp.
                                    and Mettler-Toledo, Inc.), as a
                                       Borrower


                                    By: /s/ William P. Donnelly
                                        -----------------------
                                        Title:


                                    METTLER-TOLEDO HOLDING AG,
                                       as a Borrower


                                    By: /s/ William P. Donnelly
                                        -----------------------
                                        Title:


                                    METTLER-TOLEDO INTERNATIONAL INC.,
                                       as Guarantor


                                    By: /s/ William P. Donnelly
                                        -----------------------
                                        Title:


                                    SAFELINE HOLDING COMPANY,
                                       as UK Borrower and as a Subsidiary
                                       Swing Line Borrower


                                    By: /s/ William P. Donnelly
                                        -----------------------
                                        Title:


                                    METTLER-TOLEDO INC.,
                                       as Canadian Borrower


                                    By: /s/ William P. Donnelly
                                        -----------------------
                                        Title:


                                    METTLER TOLEDO MANAGEMENT HOLDING
                                       DEUTSCHLAND GMBH, as a Subsidiary
                                       Swing Line Borrower


                                    By: /s/ William P. Donnelly
                                        -----------------------
                                        Title:


                                    METTLER-TOLEDO S.A., VEROFLAY,
                                       as a Subsidiary Swing Line Borrower


                                    By: /s/ William P. Donnelly
                                        -----------------------
                                        Title:


                                    METTLER-TOLEDO K.K., TAKARAZUKA,
                                       as a Subsidiary Swing Line Borrower


                                    By: /s/ William P. Donnelly
                                        -----------------------
                                        Title:


                                    METTLER-TOLEDO GMBH, GREIFENSEE,
                                       as a Subsidiary Swing Line Borrower


                                    By: /s/ William P. Donnelly
                                        -----------------------
                                        Title:


                                    METTLER-TOLEDO LTD., LEICESTER,
                                       as a Subsidiary Swing Line Borrower


                                    By: /s/ William P. Donnelly
                                        -----------------------
                                        Title:


                                    SAFELINE LIMITED,
                                       as a Subsidiary Swing Line Borrower


                                    By: /s/ William P. Donnelly
                                        -----------------------
                                        Title:



                                    MERRILL LYNCH & CO., MERRILL LYNCH,
                                       PIERCE, FENNER & SMITH INCORPORATED,
                                       as Arranger and Documentation Agent


                                    By: /s/
                                        -----------------------
                                        Title:  Director



                                    THE BANK OF NOVA SCOTIA,
                                       as Administrative Agent


                                    By: /s/ Todd Meller
                                        -----------------------
                                        Title:  Senior Relationship Manager


                                    THE BANK OF NOVA SCOTIA,
                                       as Canadian Agent


                                    By: /s/
                                        -----------------------
                                        Title:



                                    CREDIT SUISSE FIRST BOSTON,
                                       as Co-Agent


                                    By: /s/ Karl Studer /s/ Ronnie Mueller
                                        ----------------------------------
                                        Title:  Director       Associate



                                    ABN AMRO BANK N.V.,
                                       as Co-Agent


                                    By: /s/ Patrick M. Pastore
                                        -----------------------
                                        Title: Vice President


                                    By: /s/ Louis K. McLinden, Jr.
                                        --------------------------
                                        Title: Vice President



                                    BANK OF TOKYO-MITSUBISHI TRUST COMPANY,
                                       as Co-Agent


                                    By: /s/
                                        -----------------------
                                        Title:



                                    BANKERS TRUST COMPANY,
                                       as Co-Agent


                                    By: /s/ Patricia Hogan
                                        -----------------------
                                        Title: Vice President



                                    COMPAGNIE FINANCIERE DE CIC
                                    ET DE L'UNION EUROPEENNE,
                                       as Co-Agent


                                    By: /s/ Sean Mounier
                                        -----------------------
                                        Title: First Vice President


                                    COMPAGNIE FINANCIERE DE CIC
                                    ET DE L'UNION EUROPEENNE,
                                       as Co-Agent


                                    By: /s/ Marcus Edward
                                        -----------------------
                                        Title: Vice President



                                    GOLDMAN SACHS CREDIT PARTNERS L.P.,
                                       as Co-Agent


                                    By: /s/
                                        -----------------------
                                        Title:



                                    THE INDUSTRIAL BANK OF JAPAN TRUST
                                    COMPANY,
                                       as Co-Agent


                                    By: /s/ Jeffrey Cole
                                        -----------------------
                                        Title: Senior Vice President



                                    SOCIETE GENERALE,
                                       as Co-Agent


                                    By: /s/ Eric Bellaiche
                                        -----------------------
                                        Title: Vice President



                                    BAYERISCHE HYPOTHEKEN-UND WECHSEL-BANK AG,
                                       as a Lender


                                    By: /s/Uwe Roeder
                                        -----------------------
                                        Name: Uwe Roeder
                                        Title: Vice President


                                    By: /s/David A. Rockwell
                                        -----------------------
                                       Name: David A. Rockwell
                                       Title:  Senior Vice President

                                       Address for Notices:

                                       Financial Square
                                       32 Old Slip
                                       New York, NY 10005
                                       Attention: Uwe Roeder

                                       Telecopier No.:  (212) 440-0741

                                       Telephone No.:  (212) 440-0785



                                    DG BANK Deutsche Genossenschaftsbank,
                                       as a Lender


                                    By:  /s/Norah McCann
                                        -----------------------
                                        Name: Norah McCann
                                          Title:  Senior Vice President

                                    By:  /s/Sabine Wendt
                                        -----------------------
                                        Name: Sabine Wendt
                                        Title:  Assistant Vice President

                                        Address for Notices:

                                        609 Fifth Avenue
                                        8th Floor
                                        New York, NY 10017
                                        Attention: Norah McCann

                                        Telecopier No.: (212) 745-1556

                                        Telephone No.: (212) 745-1584



                                    ROYAL BANK OF CANADA,
                                       as a Lender,


                                    By:  /s/John C. Lastgarten
                                        -----------------------
                                        Name: John C. Lastgarten
                                        Title:  Manager

                                    By:  /s/Martin Broadhurst
                                        -----------------------
                                        Name: Martin Broadhurst
                                        Title:  Manager

                                        Address for Notices:

                                        Financial Square
                                        New York, NY 10005-3531
                                        Attention: Frederick Haddad

                                        Telecopier No.: (212) 428-2319

                                        Telephone No.: (212) 428-2391

                                        71 Queen Victoria Street
                                        London EC4 V4DE
                                        England
                                        Attention: Martin Broadhurst

                                       Telecopier No.:  441 71 329-6144

                                       Telephone No.: 441 71 489-1188



                                    BANKERS TRUST COMPANY,
                                       as a Lender


                                    By: /s/Anthony LoGrippo
                                        -----------------------
                                        Name: Anthony LoGrippo
                                        Title: Vice President

                                        Address for Notices:

                                        130 Liberty Street
                                        New York, NY  10006
                                        Attention: Greg Maragni

                                        Telecopier No.: (212) 250-7351

                                        Telephone No.: (212) 250-4398



                                    NATEXIS BANQUE BFCE,
                                       as a Lender


                                    By: /s/Kevin Dooley
                                        -----------------------
                                        Name:  Kevin Dooley
                                        Title: Vice President

                                    By: /s/Frederick K. Kammler
                                        -----------------------
                                        Name: Frederick K. Kammler
                                        Title: Vice President

                                        Address for Notices:

                                        645 Fifth Avenue
                                        New York, NY  10022
                                        Attention: Kevin Dooley

                                        Telecopier No.: (212) 872-5054

                                        Telephone No.: (212) 872-5195



                                    THE FUJI BANK AND TRUST COMPANY,
                                       as a Lender


                                    By: /s/Toshiaki Yakura
                                        -----------------------
                                        Name: Toshiaki Yakura
                                        Title:  Executive Vice President

                                        Address for Notices:

                                        225 West Wacker Drive
                                        Suite 2000
                                        Chicago, IL  60606
                                        Attention: James R. Fayen

                                        Telecopier No.: (312) 621-0539

                                        Telephone No.: (312) 621-0397



                                    THE INDUSTRIAL BANK OF JAPAN TRUST COMPANY,
                                       as a Lender


                                    By: /s/ Jeffrey Cole
                                        -----------------------
                                        Name:  Jeffrey Cole
                                        Title: Senior Vice President

                                        Address for Notices:
                                        1251 Avenue of the Americas
                                        New York, NY  10020
                                        Attention: Chris Droussiotis

                                        Telecopier No.: (212) 282-4490

                                        Telephone No.: (212) 282-3323

                                        227 West Monroe Street
                                        Suite 2600
                                        Chicago, IL 60606
                                        Attention: Steve Ryan

                                        Telecopier No.: (312) 855-8200

                                        Telephone No.: (312) 855-6251



                                    MERRILL LYNCH CAPITAL CORPORATION,
                                       as a Lender


                                    By: /s/ Christopher K. Stout
                                        -----------------------
                                        Name: Christopher K. Stout
                                        Title: Vice President

                                        Address for Notices:

                                        Merrill Lynch & Co.
                                        World Financial Center
                                        North Tower
                                        New York, NY  10281
                                        Attention: Christopher Reilly

                                        Telecopier No.: (212) 449-2372

                                        Telephone No.: (212) 449-8405



                                    GOLDMAN SACHS INTERNATIONAL BANK,
                                       as a Lender


                                    By: /s/
                                        -----------------------
                                        Name:
                                        Title:

                                        Address for Notices:

                                        Peterborough Court
                                        133 Fleet Street
                                        London
                                        EC4 2BB
                                        England
                                        Attention:  Sue Wolstenholme

                                        Telecopier No.:

                                        Telephone No.: 0171 774-2551



                                    CREDITANSTALT CORPORATE FINANCE, INC.,
                                       as a Lender


                                    By: /s/ Richard P. Buckanavage
                                        --------------------------
                                        Name: Richard P. Buckanavage
                                        Title: Vice President

                                    By: /s/Maura Connor
                                        -----------------------
                                        Name: Maura Connor
                                        Title: Senior Associate

                                        Address for Credit Related Matters and
                                        Notices:

                                        2 Greenwich Plaza
                                        Greenwich, CT  06830
                                        Attention: Maura Connor

                                        Telecopier No.: (203) 861-1475

                                        Telephone No.: (203) 861-6432

                                        Address for Borrowing Notices:

                                        2 Greenwich Avenue
                                        Greenwich, CT  06830

                                        Telecopier No.: (203) 861-6594

                                        Telephone No.: (203) 861-6423



                                    LTCB TRUST COMPANY,
                                       as a Lender


                                    By: /s/ Satoru Otsubo
                                        -----------------------
                                        Name:  Satoru Otsubo
                                        Title:  Executive Vice President

                                        Address for Notices:

                                        165 Broadway
                                        New York, NY  10006
                                        Attention: Koji Sasayama

                                        Telecopier No.: (212) 608-2371

                                        Telephone No.: (212) 335-4576



                                    COMPAGNIE FINANCIERE DE CIC
                                    ET DE L'UNION EUROPEENE,
                                       as a Lender


                                    By: /s/ Sean Mounier
                                        -----------------------
                                        Name:  Sean Mounier
                                        Title: First Vice President

                                    By: /s/ Marcus Edward
                                        -----------------------
                                        Name:  Marcus Edward
                                        Title: Vice President

                                        Address for Notices:

                                        520 Madison Avenue
                                        New York, NY  10022
                                        Attention: Sean Mounier

                                        Telecopier No.: (212) 715-4535

                                        Telephone No.: (212) 715-4413



                                    DG BANK Deutsche Genossenschaftsbank,
                                    as a Lender


                                    By: /s/ Norah McCann
                                        -----------------------
                                       Name:  Norah McCann
                                       Title: Senior Vice President

                                    By: /s/ Sabine Wendt
                                        -----------------------
                                        Name:  Sabine Wendt
                                        Title:  Assistant Vice President

                                        Address for Notices:

                                        609 Fifth Avenue
                                        8th Floor
                                        New York, NY  10017
                                        Attention: Norah McCann

                                        Telecopier No.: (212) 745-1556

                                        Telephone No.: (212) 745-1584



                                    CREDIT LYONNAIS New York Branch,
                                       as a Lender


                                    By: /s/ W. Michael George
                                        -----------------------
                                        Name: W. Michael George
                                        Title: Vice President

                                        Address for Notices:

                                        1301 Avenue of the Americas
                                        New York, NY  10019
                                        Attention: W. Michael George

                                        Telecopier No.: (212) 459-3176

                                        Telephone No.: (212) 261-7865



                                    COMMERZBANK AG, NEW YORK and/or
                                    GRAND CAYMAN BRANCHES,
                                       as a Lender


                                    By: /s/ Andreas D. Schwung
                                        -----------------------
                                        Name: Andreas D. Schwung
                                        Title: Vice President

                                    By: /s/ David A. Wagner
                                        -----------------------
                                        Name: David A. Wagner
                                        Title: Assistant Treasurer

                                        Address for Notices:

                                        2 Financial Center
                                        New York, NY 10281-1050
                                        Attention: Andreas Schwung

                                        Telecopier No.: (212) 266-7594

                                        Telephone No.: (212) 266-7386



                                    NATIONAL CITY BANK,
                                       as a Lender


                                    By: /s/ Lisa Beth Lisi
                                        -----------------------
                                        Name: Lisa Beth Lisi
                                        Title:  AVP

                                        Address for Notices:

                                        National City Center
                                        1900 East Ninth Avenue
                                        Attention: Ms. Lisa Lisi

                                        Telecopier No.: (216) 222-0003

                                        Telephone No.: (216) 575-9166



                                    ROYAL BANK OF SCOTLAND plc,
                                       as a Lender


                                    By: /s/ Grant Stoddart
                                        -----------------------
                                        Name:  Grant Stoddat
                                        Title: Senior Vice President and Manager

                                        Address for Notices:

                                        88 Pine Street
                                        26th Floor
                                        New York, NY 10005-1801
                                        Attention:

                                        Telecopier No.: (212) 480-0791

                                        Telephone No.: (212) 269-0299



                                    BAYERISCHE HYPOTHEKEN-UND
                                    WECHSEL-BANK AG,
                                       as a Lender


                                    By: /s/ Uwe Roeder
                                        -----------------------
                                        Name:  Uwe Roeder
                                        Title: Vice President

                                    By:/s/David Rockwell
                                        -----------------------
                                        Name: David Rockwell
                                        Title: Senior Vice President

                                        Address for Notices:

                                        Financial Square
                                        32 Old Slip
                                        New York, NY  10005
                                        Attention: Uwe Roeder

                                        Telecopier No.: (212) 440-0741

                                        Telephone No.: (212) 440-0785



                                    Bayerische Vereins Bank AG New York Branch,
                                       as a Lender


                                    By: /s/ Hans Dick
                                        -----------------------
                                        Name:  Hans Dick
                                        Title: Vice President

                                    By: /s/ Sylvia Cheng
                                        -----------------------
                                       Name:  Sylvia Cheng
                                       Title: Senior Vice President

                                       Address for Notices:

                                       335 Madison Avenue
                                       19th Floor
                                       New York, NY  10017
                                       Attention: Hans Dick

                                       Telecopier No.: (212) 880-9762

                                       Telephone No.: (212) 880-9775



                                    BANK OF TOKYO-MITSUBISHI
                                    TRUST COMPANY,
                                       as a Lender


                                    By: /s/ Paul P. Malecki
                                        -----------------------
                                       Name: Paul P. Malecki
                                       Title: Vice President

                                       Address for Notices:

                                       1251 Avenue of the Americas
                                       New York, NY 10020-1104
                                       Attention: Paul P. Malecki

                                       Telecopier No.: (212) 782-4981

                                       Telephone No.: (212) 782-4343



                                    THE BANK OF NOVA SCOTIA,
                                       as a Lender


                                    By: /s/ Todd Meller
                                        -----------------------
                                        Name:  Todd Meller
                                        Title:  Senior Relationship Manager

                                        Address for Notices:
                                        (Administration)(USS)

                                        One Liberty Plaza
                                        26th Floor
                                        New York, NY  10006
                                        Attention: Tilsa Cora

                                        Telecopier No.: (212) 225-5145
                                        Telephone No.: (212) 225-5044

                                        Address for Notices:
                                        (Administrative)(Non-U.S.)

                                        Scotia House - 33 Finsbury Square
                                        London EC2A 1BB England
                                        Attention: Marian Staples

                                        Telecopier No.:  011-44-171-826-5857
                                        Telephone No.:  011-44-171-683-5644

                                        Address for Notices:
                                        (Credit)

                                        One Liberty Plaza
                                        26th Floor
                                        New York, NY  10006
                                        Attention: Todd Meller

                                        Telecopier No.: (212) 225-5090
                                        Telephone No.: (212) 225-5096



                                    SOCIETE GENERALE,
                                       as a Lender


                                    By: /s/ Eric Bellaiche
                                        -----------------------
                                        Name:  Eric Bellaiche
                                        Title: Vice President

                                        Address for Notices:

                                        181 West Madison Street
                                        Suite 3400
                                        Chicago, IL  60602
                                        Attention: Eric Bellaiche
                                                  (credit matters)

                                        Telecopier No.: (212) 578-5099
                                        Telephone No.: (212) 578-5154

                                        Attention: Karen Bonomo
                                                  (Administrative Matters)

                                        Telephone No.: (312) 578-5111



                                    CRESTAR BANK,
                                       as a Lender


                                    By: /s/ Linda L. Bergmann
                                        -----------------------
                                        Name:  Linda L. Bergmann
                                        Title: Vice President

                                        Address for Notices:

                                        919 East Main Street
                                        Richmond, VA 23219
                                        Attention: Linda L. Bergmann

                                        Telecopier No.: (804) 782-5413
                                        Telephone No.: (804) 782-7806



                                    CREDIT AGRICOLE INDOSUEZ,
                                       as a Lender


                                    By: /s/  Katherine L. Abbott
                                        ------------------------
                                        Name: Katherine L. Abbot
                                        Title: First Vice President


                                    By: /s/ Alain Butzbach
                                        -----------------------
                                        Name:  Alain Butzbach
                                        Title: Executive Vice President
                                                Deputy General Manager - USA

                                        Address for Notices:

                                        55 E. Monroe Street
                                        Suite 4700
                                        Chicago, IL  60603
                                        Attention:  Raymond Falkenberg, V.P.

                                        Telecopier No.: (312) 372-3724
                                        Telephone No.: (312) 917-7426



                                    THE SUMITOMO BANK LTD.
                                    CHICAGO BRANCH,
                                       as a Lender


                                    By: /s/   Ken-Ichiro Kobayashi
                                        --------------------------
                                        Name: Ken-Ichiro Kobayashi
                                        Title: Joint General Manager

                                        Address for Notices:

                                        233 So. Wacker Drive
                                        Suite 4800
                                        Chicago,  IL 60606-6448
                                        Attention:

                                        Telecopier No.: (312) 876-6436
                                        Telephone No.: (312) 876-6444



                                    ABN AMRO BANK N.V.,
                                       as a Lender


                                    By: /s/ Patrick M. Pastore
                                        --------------------------
                                        Name: Patrick M. Pastore
                                        Title: Vice President


                                    By: /s/ Louis K. McLinden Jr.
                                        --------------------------
                                        Name: Louis K. McLinden Jr.
                                        Title: Vice PResident

                                        Address for Notices:

                                        One PPG Place, Suite 2950
                                        Pittsburgh, PA 15222
                                        Attention: Patrick M. Pastore

                                        Telecopier No.: (412) 566-2266
                                        Telephone No.: (412) 566-2297



                                    MERITA BANK LTD, NEW YORK BRANCH,
                                       as a Lender


                                    By: /s/ Frank Maffei
                                        --------------------------
                                        Name: Frank Maffei
                                        Title: Vice President


                                    By: /s/ Clifford Abramsky
                                        --------------------------
                                        Name:  Clifford Abramsky
                                        Title: Vice President

                                        Address for Notices:

                                        435 Madison Avenue
                                        New York, NY  10022
                                        Attention: Frank Maffei

                                        Telecopier No.: (212) 318-9318
                                        Telephone No.: (212) 318-9561



                                    THE MITSUBISHI TRUST AND BANKING
                                    CORPORATION,
                                       as a Lender


                                    By: /s/ Beatrice Kossodo
                                        --------------------------
                                        Name: Beatrice Kossodo
                                        Title: Vice President

                                        Address for Notices:

                                        520 Madison Avenue
                                        25th Floor
                                        New York, NY  10022
                                        Attention: Beatrice Kossodo

                                        Telecopier No.: (212) 644-6825
                                        Telephone No.: (212) 891-8363



                                    THE HUNTINGTON NATIONAL BANK,
                                       as a Lender


                                    By: /s/ Christopher Spence
                                        --------------------------
                                        Name: Christopher Spence
                                        Title: Assistant Vice President

                                        Address for Notices:

                                        41 South High Street
                                        HC-0810
                                        Columbus, OH  43215
                                        Attention: Christopher Spence

                                        Telecopier No.: (614) 480-5791
                                        Telephone No.: (614) 480-3129



                                    BANQUE PARIBAS,
                                       as a Lender


                                    By: /s/ Robert G. Carino
                                        --------------------------
                                        Name: Robert G. Carino
                                        Title: Vice President


                                    By: /s/ John J. McCormick, III
                                        --------------------------
                                        Name: John J. McCormick, III
                                        Title: Vice President

                                        Address for Notices:

                                        787 Fifth Avenue
                                        New York, NY 10019
                                        Attention:  Mary T. Finnegan

                                        Telecopier No.: (212) 841-2333
                                        Telephone No.: (212) 841-2551



                                    CREDIT SUISSE FIRST BOSTON,
                                       as a Lender


                                    By: /s/ Karl Studer
                                        --------------------------
                                        Name:  Karl Studer
                                        Title: Director


                                    By: /s/ Ronnie Mueller
                                        --------------------------
                                        Name: Ronnie Mueller
                                        Title: Associate

                                        Address for Notices:

                                        Credit Suisse First Boston
                                        11 Madison Avenue
                                        New York, NY 10010-3629
                                        Attention: Karl Studer

                                        Telecopier No.: (212) 325-8326
                                        Telephone No.: (212) 325-9163



                         METTLER-TOLEDO, INC. Annex A

The Bank of Nova Scotia Administrative Details:

For payment of principal, fees, or interest paid in the following currencies to The Bank of Nova Scotia, please credit our accounts:


U.S. Dollar Denominated:    The Bank of Nova Scotia
                            ABA# 026002532
                            for credit to account no. 2086-12
                            Reference:  Mettler Toledo

French Franc Denominated:   Banque Francaise Du Commerce Exteriuer
                            Paris, France
                            For further credit to The Bank of Nova Scotia London
                            Reference:  Mettler Toledo
                            Swift Code:  BFCEFRPP

Pounds Sterling Denominated:              The Bank of Nova Scotia London
                            33 Finsbury Square, London EC2A 1BB
                            For further credit to The Bank of Nova Scotia London
                            Reference:  Mettler Toledo
                            Chips UID 301661
                            Swift Code:  LOYD GB 2L

Japanese Yen Denominated:   Sanwa Bank
                            Tokyo, Japan
                            For further credit to The Bank of Nova Scotia London
                            Reference:  Mettler Toledo
                            Swift Code:  SANWJPJT

Deutsche Mark Denominated:  Deutsche Bank AG
                            Frankfurt, Germany
                            For further credit to The Bank of Nova Scotia London
                            Reference:  Mettler Toledo
                            Swift Code:  DEUTDEFF

Swiss Franc Denominated:    Swiss Bank Corp.
                            Zurich, Switzerland
                            For further credit to The Bank of Nova Scotia London
                            Reference: Mettler Toledo
                            Swift Code:  SBCOCHZZ80A

U.S. Account
Administrator:
--------------
The Bank of Nova Scotia     Tilsa Cora
One Liberty Plaza,          Tel: (212) 225-5044
26th Floor                  Fax: (212) 225-5145
New York, NY  10006

CH Account
Administrator:
--------------
The Bank of Nova Scotia     Marian Staples              Sue Ward
Scotia House                Tel: (44-171) 826-5648      Tel:  (44-171) 826-5963
33 Finsbury Square          Fax: (44-171) 826-5857      Fax:  (44-171) 826-5857
London, EC2A 1BB

Canadian Account
Administrator:
--------------
The Bank of Nova Scotia     Bonnie McKee                Gail Banich
Scotia Plaza                Tel:  (416) 866-6776        Tel:  (416) 866-6774
44 King St. West            Fax:  (416) 866-6489        Fax:  (416) 866-6489
Toronto, Ontario M5H 1H1

                            Primary                     Secondary
                            Credit Contact:             Credit Contact:
                            ---------------             ---------------
The Bank of Nova Scotia     Todd S. Meller              Maria Bate
One Liberty Plaza,          Tel: (212) 225-5096         Tel: (212) 225-5179
26th Floor                  Fax: (212) 225-5090         Fax: (212) 225-5090
New York, NY  10006